                                             -----------------------------------
                                                    THE MONTGOMERY FUNDS
                                             -----------------------------------
                                                       ANNUAL REPORT
                                             -----------------------------------
                                                       JUNE 30, 2000

CHAIRMAN'S LETTER

August 2000

Dear Fellow Shareholder:

It was an exciting year, both in the financial markets and here at The Montgomery Funds.

If any term defined the past 12 months, it was NEW ECONOMY. The fiscal year began with a growing sense of excitement about the growth and convergence of the Internet, media and telecommunications industries. But as we've seen time and again, this trend, like others before it, appears to have created both genuine opportunities and inevitable excesses.

Although our portfolio managers have been striving to take advantage of opportunities emerging from the new economy, they refuse to compromise their core philosophy simply to jump on the bandwagon. Their steadfastness was rewarded when more-speculative investments dropped sharply in the second quarter. Those declines only serve to underscore what we believe is a basic truth about investing: Individual business fundamentals, not momentum or a mere concept, are what ultimately drive share prices over the long term. That's why our portfolio managers are seeking opportunities to invest in companies that they think have great long-term potential and a solid foundation in the here and now.

And we believe that those opportunities are not confined to the United States. As you'll see in the following pages, investments in markets as diverse as Germany and South Korea, in addition to those in the United States, enabled many of our Funds to outperform their respective benchmarks. It's a concrete example of how the Funds are benefiting from their strategic migration to our Global Research Platform.* As borders become less and less of a barrier to business, this centralized research engine is designed to help us identify what we believe are some of the world's most promising investment opportunities for shareholders like you.

As always, thank you for investing with The Montgomery Funds.

Sincerely,

/s/ R. Stephen Doyle

R. Stephen Doyle
Chairman

Funds Distributor, Inc. This material is intended for use only when preceded or accompanied by a prospectus. Please read the prospectus carefully before you invest.

*If you would like more information about our Global Research Platform, send us an e-mail at feedback@montgomeryasset.com.

-----------------------------------
       THE MONTGOMERY FUNDS
-----------------------------------
          ANNUAL REPORT
-----------------------------------
          JUNE 30, 2000

STOCKS AND BOND MARKET OVERVIEW

U.S. STOCKS

The past year was a notably volatile one in the U.S. stock market. Periods of tremendous strength were followed by steep declines.

Rising interest rates weighed heavily on the stock market during the third quarter of 1999, and investors remained concerned about the possibility of widespread Y2K computer problems.

Yet concerns seemed to dissipate over the fourth quarter and much of the first quarter of 2000. During the rally, investors overwhelmingly favored so-called new-economy stocks in the technology, media and telecommunications sectors. In the eyes of some investors, the seemingly vast potential for e-commerce companies and Internet content providers suggested that a new paradigm was operating in the market and that traditional ways of valuing companies were becoming less relevant.

In mid-March 2000, however, concerns about rising interest rates, potentially higher inflation and a possible slowdown in the U.S. economy sparked a "flight to quality" that continued into the second quarter. Sectors traditionally considered defensive, such as food and utilities, drew far more attention from investors than they had in a long time. More-speculative stocks in the technology sector and elsewhere dropped precipitously. The previously hot initial public offering (IPO) market also slowed down, casting some doubt on the future of companies in need of near-term funding. By early June 2000, however, investors began revisiting high-growth stocks, as data was released suggesting that the economy was indeed slowing. Investors now appear to be favoring companies with actual earnings, rather than the concept-driven stocks that had dominated the market in previous quarters.

SPX -- S&P 500 INDEX                                                       USD

---------------------------------------------------------------------------------------------
     DATE       AVERAGE                   DATE       AVERAGE             DATE       AVERAGE
---------------------------------------------------------------------------------------------
     6/30       1451.522                  3/31       1505.322            12/31      1462.386
     6/23       1466.948                  3/24       1501.190            12/24      1436.498
     6/16       1465.834                  3/17       1411.570            12/17      1414.310
     6/ 9       1463.090                  3/10       1382.072            12/10      1412.308
     6/ 2       1442.280                  3/ 3       1376.918            12/ 3      1407.360

     5/26       1386.634                  2/25       1349.912            11/26      1414.820
     5/19       1442.072                  2/18       1382.800            11/19      1414.414
     5/12       1409.626                  2/11       1416.322            11/12      1378.654
     5/ 5       1434.368                  2/ 4       1412.440            11/ 5      1357.932

     4/28       1457.128                  1/28       1394.874            10/29      1315.524
     4/21       1426.265                  1/21       1449.492            10/22      1278.028
     4/14       1453.858                  1/14       1448.648            10/15      1292.926
     4/ 7       1501.152                  1/ 7       1420.334            10/ 8      1317.002
                                                                         10/ 1      1279.880

---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
     DATE       AVERAGE                   DATE       AVERAGE             DATE       AVERAGE
---------------------------------------------------------------------------------------------
     9/24       1302.278
     9/17       1330.458
     9/10       1348.480
     9/ 3       1330.370

     8/27       1363.158
     8/20       1333.594
     8/13       1301.400
     8/ 6       1313.912

     7/30       1349.150
     7/23       1376.390
     7/16       1403.846
     7/ 9       1395.420
     7/ 2       1365.538

---------------------------------------------------------------------------------------------

THE PAST YEAR WAS A PARTICULAR VOLATILE PERIOD IN THE U.S. STOCK MARKET, AS THE GRAPH ABOVE DEMONSTRATES.

For the year the unmanaged S&P 500 Index had a return of 7.25%, the smaller-cap Russell 2000 Index had a return of 14.32% and the tech-heavy NASDAQ Composite Index returned 47.50%.

U.S. BONDS

As usual, interest rates had the most profound effect on the bond market over the past year. All eyes were focused on Federal Reserve policy-makers, who appeared concerned that the U.S. economy was growing at an unsustainable pace and that low unemployment would cause wages and benefits to rise, with the costs passed on to the consumer. In addition, it appeared that the strong equity market was fueling the economy and consumer spending through the "wealth effect" created by rising stock prices. As a result, the Federal Reserve hiked short-term interest rates several times over the course of the year in an effort to slow growth and head off inflation. Overall, it raised rates by a total of
1.75 percentage points. Although longer-term rates also rose steadily through the last half of 1999, they trended downward during the first quarter of 2000, due in part to the absence of widespread problems related to Y2K.

Another key factor affecting the bond market's performance was the U.S. Treasury's buy-back program. In March the Treasury began paying down the federal government's debt by buying back long-term Treasury bonds. With a budget surplus and less of a need to borrow, the Treasury also cut back on the number of bonds it auctioned. These developments pushed the yields on long-term Treasuries lower and their prices higher during the first half of 2000.

In other areas of the bond market, investors grappled with complex sector-specific issues over the year. Bonds issued by government agencies such as Fannie Mae, Freddie Mac and Ginnie Mae came under increased scrutiny, as some in Congress and the Treasury questioned the bonds' implied governmental backing. Corporate bonds also faced some doubts, as default rates increased and credit downgrades exceeded upgrades. Credit fundamentals have also weakened, as corporations increase their leverage by issuing debt to finance mergers and acquisitions. In addition, companies whose shares have dropped significantly have been buying back stock to prop up their equity prices, a positive for equity holders but generally a negative for bond holders.

Conflicting views about the economy's momentum and whether the Fed acted quickly enough to stave off inflation kept volatility high through the end of the fiscal year. The period ended on a positive note, however, as data emerged suggesting that Fed policy-makers might have successfully engineered a "soft landing" for the U.S. economy.

                                             -----------------------------------
                                                    THE MONTGOMERY FUNDS
                                             -----------------------------------
                                                       ANNUAL REPORT
                                             -----------------------------------
                                                       JUNE 30, 2000

US TREASURY 30-YEAR BOND YIELD

AVERAGE TABLE
-------------------------------------------------------------------------
       DATE    AVERAGE      DATE    AVERAGE      DATE    AVERAGE
-------------------------------------------------------------------------
        6/30    5.927        3/31    5.927        12/31     6.455
        6/23    5.951        3/24    5.964        12/24     6.466
        6/16    5.904        3/17    6.076        12/17     6.319
        6/ 9    5.902        3/10    6.155        12/10     6.209
        6/ 2    6.010        3/ 3    6.149        12/ 3     6.293

        5/26    6.141        2/25    6.127        11/26     6.208
        5/19    6.177        2/18    6.223        11/19     6.110
        5/12    6.190        2/11    6.317        11/12     6.067
        5/ 5    6.091        2/ 4    6.321        11/ 5     6.122

        4/28    5.940        1/28    6.565        10/29     6.296
        4/21    5.869        1/21    6.719        10/22     6.342
        4/14    5.764        1/14    6.665        10/15     6.256
        4/ 7    5.773        1/ 7    6.576        10/ 8     6.164
                                                  10/ 1     6.081
-------------------------------------------------------------------------


AVERAGE TABLE
-------------------------------------------------------------------------
       DATE    AVERAGE      DATE    AVERAGE      DATE    AVERAGE
-------------------------------------------------------------------------
        9/24    6.041
        9/17    6.081
        9/10    6.060
        9/ 3    6.070

        8/27    5.930
        8/20    6.021
        8/13    6.212
        8/ 6    6.121

        7/30    6.044
        7/23    5.937
        7/16    5.906
        7/ 9    6.014
        7/ 2    6.027
-------------------------------------------------------------------------

RISING INTEREST RATES WEIGHED HEAVILY ON BOND PRICES OVER THE PAST YEAR, BOOSTING THEIR YIELDS. (BOND PRICES MOVE INVERSELY TO THEIR YIELDS.)

INTERNATIONAL EQUITIES

Trends in the international markets reflected those in the United States. At the start of the fiscal year, rising interest rates weighed on European markets and many others around the world. By the fourth quarter, sentiment had greatly improved. As in the United States, technology and telecommunications stocks led many developed and emerging markets in late 1999 and part of 2000. The trend was especially positive for European and northern Asian markets, with their large contingent of globally competitive technology companies. The tech rally was less of a driving factor in most other emerging markets, though domestically oriented telecom stocks in Thailand and Mexico performed fairly well.

Unfortunately, global markets followed the lead of the United States on the downside as well as the upside over the past year. As rising interest rates and other concerns put pressure on U.S. technology stocks during the spring, many markets around the world fell. Overall currency weakness also contributed to the declines.

From an economic perspective, Europe now appears to be gathering momentum even as the United States shows signs of deceleration. Latin American economies, especially those of Brazil and Mexico, also seem to be picking up steam, driven by a decline in domestic real interest rates. In both regions greater economic growth should benefit domestically oriented companies as consumer spending and industrial production increase.

There appear to be some encouraging trends developing in other countries as well. Russia is benefiting from higher prices for crude oil, it's major export, and its improved current accounts and foreign-reserve position have also stabilized the ruble and helped spur economic activity. Meanwhile, it now seems more likely that China will be admitted to the World Trade Organization (WTO). Vastly increased trade resulting from such an agreement has the potential to create a great many opportunities in China and elsewhere around the world.

-----------------------------------
       THE MONTGOMERY FUNDS
-----------------------------------
       PERFORMANCE SUMMARY
-----------------------------------
          JUNE 30, 2000

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/00

FUND NAME (FUND NUMBER)                           INCEPTION DATE    ONE YEAR    THREE YEARS   FIVE YEARS SINCE INCEPTION

MONTGOMERY U.S. EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------------
Growth Fund (284)                                     9/30/93         0.47%        9.50%        14.57%       18.78%
------------------------------------------------------------------------------------------------------------------------
U.S. Emerging Growth Fund (294)*                      12/30/94       42.46%       18.50%        20.12%       21.08%
------------------------------------------------------------------------------------------------------------------------
Small Cap Fund (276)                                  7/13/90        34.12%       16.58%        18.70%       19.27%
------------------------------------------------------------------------------------------------------------------------
Balanced Fund (291)*                                  3/31/94         1.62%        9.26%        13.13%       16.29%
------------------------------------------------------------------------------------------------------------------------

MONTGOMERY INTERNATIONAL AND GLOBAL EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------------
International Growth Fund (296)*                      7/3/95         10.16%       11.59%           --        16.15%
------------------------------------------------------------------------------------------------------------------------
Global Opportunities Fund (285)*                      9/30/93        21.46%       21.33%        22.22%       18.38%
------------------------------------------------------------------------------------------------------------------------
Global 20 Fund (295)*                                 10/2/95        17.14%       15.48%           --        23.08%
------------------------------------------------------------------------------------------------------------------------
Global Long-Short Fund (1478)                         12/31/97       67.54%          --            --        66.32%
------------------------------------------------------------------------------------------------------------------------
Global Communications Fund (280)                      6/1/93         51.53%       42.64%        31.20%       25.52%
------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund (277)*                          3/1/92         17.58%       (9.45)%       (0.93)%       3.69%
------------------------------------------------------------------------------------------------------------------------
Emerging Markets Focus Fund (1481)*                   12/31/97       27.91%          --            --        24.17%
------------------------------------------------------------------------------------------------------------------------
Emerging Asia Fund (648)*                             9/30/96       (12.56)%     (14.23)%          --        (0.11)%
------------------------------------------------------------------------------------------------------------------------

MONTGOMERY U.S. FIXED-INCOME AND MONEY MARKET FUNDS
------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund (650)*                         6/30/97         4.96%        6.31%           --         6.30%
------------------------------------------------------------------------------------------------------------------------
Short Duration Government Bond Fund (279)*            12/18/92        4.55%        5.64%         5.89%        6.08%
------------------------------------------------------------------------------------------------------------------------
California Tax-Free Intermediate Bond Fund (281)*     7/1/93          3.83%        4.45%         5.27%        4.86%
------------------------------------------------------------------------------------------------------------------------
AS OF 6/30/00                                                    ONE-DAY YIELD  SEVEN-DAY YIELD
------------------------------------------------------------------------------------------------------------------------
Government Money Market Fund (278)*                   9/14/92         6.39%        6.22%
------------------------------------------------------------------------------------------------------------------------
Federal Tax-Free Money Fund (647)*                    7/15/96         4.07%        3.97%
------------------------------------------------------------------------------------------------------------------------
California Tax-Free Money Fund (292)                  9/30/94         3.50%        3.55%
------------------------------------------------------------------------------------------------------------------------

*Returns for Funds marked with this notation reflect a partial waiver of fees without which the total return would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Net asset value, investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information is for Class R (Retail) shares only. The performance figures for the Class R shares shown above do not reflect the 0.25% Rule 12b- 1 fees paid by the Class P shares, which would reduce performance.

A portion of income from the tax-free funds may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Yields may fluctuate.

The Emerging Markets Focus and Global Long-Short Funds may use sophisticated investment techniques and securities such as margin, leverage, short sales and other forms of volatile financial derivatives including options and futures. Such tactics could cause the value of an investment in these Funds to be more volatile and subject to substantially greater risks than investments in other mutual funds, including foreign stock funds. As a result, investors should carefully consider whether these Funds are appropriate investments.

Returns for the Global Long-Short and Global Communications Funds were achieved during favorable market conditions and, in significant part, are due to the Funds' investments in IPOs. Investors should not expect these returns to be achieved consistently.

Some Funds may not be appropriate for conservative investors, because they invest in certain types of securities or in a limited number of sectors or holdings that may produce volatile results. There are also risks associated with investing in funds that invest in foreign securities, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. In addition, technology securities tend to be relatively volatile compared with other types of investments. Also, Funds that invest in small-cap stocks may be subject to greater volatility than those that invest in large companies.

The recent growth rate in the stock market has helped produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

                                             -----------------------------------
                                                    THE MONTGOMERY FUNDS
                                             -----------------------------------
                                                        GROWTH FUND
                                             -----------------------------------
                                                    PORTFOLIO HIGHLIGHTS

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM FOR THE YEAR ENDED JUNE 30, 2000?

A: For the fiscal year, the Fund produced a total return of 0.47%. The benchmark Standard & Poor's 500 Index rose 7.25% during the same period.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A: For most of the fiscal year, the Fund was overweighted in some underperforming areas such as basic materials and other cyclicals. Its overweighting in those economically sensitive areas corresponded to an underweight stance in some of the more growth-oriented areas of the market, such as technology. The benchmark outperformed the Fund over the period as a result.

On June 1, 2000, the Fund's management team changed to more efficiently leverage investment ideas generated by our Global Research Platform, and the Fund's strategy was aligned with a more growth-oriented focus. We believe that this transition will add greater value for shareholders over time. Consistent with this transition, we deemphasized basic materials, chemicals, paper and other economically cyclical areas by lightening the Fund's exposure to Alcoa and Dow Chemical and eliminating its positions in Boise Cascade and Whirlpool. This move proved timely, as the U.S. economy now appears to be slowing.

Rest assured that throughout this process we have remained aware of the potential tax effects associated with making significant changes to the portfolio, balancing potential tax ramifications with the importance of making constructive changes that will serve to enhance the Fund's performance and, therefore, shareholder value.

Q: WHAT STOCKS WERE HELPFUL TO THE FUND'S PERFORMANCE OVER THE PAST YEAR?

A: Technology stocks were among the Fund's strongest holdings. These included Comverse Technology, the leading provider of telecommunications applications and enhanced service platforms to wireless and wireline communications companies. These systems are in great demand because they allow communications service providers to offer a better product and increase subscriber revenues. Comverse is leveraging its leadership position in voice messaging systems to sell new applications involving wireless Internet access. We believe that the growth potential for these new applications is tremendous, especially as cellular phone systems add to their bandwidth capabilities. Another good performer was Hewlett-Packard. With a new management team, the company is reasserting its leadership in growth markets, including PC sales, UNIX servers and computer printers. Comverse Technology and Hewlett-Packard are just two examples of companies that fit our strategy of investing in high-quality, profitable market leaders positioned for growth.

Although we have increased the Fund's exposure to technology and more growth-oriented companies, the Fund remains well diversified, holding strong performers in other market segments as well. One example is Golden West Financial, a California-based thrift institution that specializes in adjustable-rate mortgages (ARMs). Many financial services stocks performed poorly as interest rates rose over

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
Andrew Pratt, CFA ...........................................  Portfolio Manager



--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------
                          Average annual total returns
                         for the period ended 6/30/00
--------------------------------------------------------------------------------
                             MONTGOMERY GROWTH FUND
Since inception (9/30/93) ..............................................  18.78%
One year ...............................................................   0.47%
Five years .............................................................  14.57%
--------------------------------------------------------------------------------
                                 S&P 500 INDEX
Since 9/30/93 ..........................................................  21.02%
One year ...............................................................   7.25%
Five years .............................................................  23.80%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.


         Growth Fun      S&P 500(1)      Lipper(2)
         -----------     ----------      ---------
Sep-93      10000           10000           10000
Oct-93      10400         10203.3        10139.37
Nov-93      10983        10107.18         9959.69
Dec-93      11834         10231.4        10239.89
Jan-94      12488        10573.64         10575.6
Feb-94      12647        10278.84        10402.23
Mar-94      12530         9840.11         9920.03
Apr-94      12982         9967.54         9960.78
May-94      13116        10130.61        10017.46
Jun-94      12798         9880.18         9683.76
Jul-94      13259        10206.92         9940.11
Aug-94      13929        10622.24        10405.78
Sep-94      13846        10365.92        10200.56
Oct-94      14349        10602.99        10361.77
Nov-94      13919        10213.76         9974.14
Dec-94      14309        10362.98        10063.45
Jan-95      13996        10632.42        10144.96
Feb-95      14537        11044.95        10535.34
Mar-95      15128        11371.99        10835.75
Apr-95      15230        11705.42        11075.81
May-95      15568        12168.02        11423.18
Jun-95      16193        12454.21        11900.44
Jul-95      16869        12869.43        12460.36
Aug-95      16920        12904.44        12550.78
Sep-95      17360         13446.3        12929.31
Oct-95      17081        13398.83        12757.07
Nov-95      17664        13988.65        13211.84
Dec-95      17692         14247.3        13261.63
Jan-96      17932        14737.98         13566.4
Feb-96      18641        14879.61        13870.83
Mar-96      19157        15022.15        13982.55
Apr-96      19904        15243.43         14401.1
May-96      20668        15636.25        14761.16
Jun-96      20217        15699.74         14575.4
Jul-96      19295        15000.63        13742.15
Aug-96      20042        15319.24        14200.75
Sep-96      20613        16180.34        15009.89
Oct-96      20977        16623.19        15159.76
Nov-96      21878        17885.06        16114.83
Dec-96      21267        17535.05        15874.26
Jan-97      21847        18623.62        16716.22
Feb-97      21636        18772.98        16540.12
Mar-97      21045        17992.22        15802.65
Apr-97      21921        19065.63        16445.99
May-97      23704        20235.88        17606.16
Jun-97      24348        21125.65        18286.91
Jul-97      26913        22803.03        19819.45
Aug-97      26586        21539.28        19125.61
Sep-97      28021        22713.82        20186.46
Oct-97      26744        21966.31           19421
Nov-97      26786         22973.9        19791.78
Dec-97      26405        23362.16        20015.95
Jan-98      25826        23626.62        20138.93
Feb-98      28094        25324.43        21659.69
Mar-98      29312        26624.34        22600.36
Apr-98      29758        26900.16        22858.19
May-98      28805        26432.37         22211.9
Jun-98      28564        27506.05        23002.25
Jul-98      27153        27213.66        22499.86
Aug-98      22521         23285.1        18810.98
Sep-98      23052        24793.04         19917.8
Oct-98      25054        26800.04         21393.3
Nov-98      26526        28424.92         22694.8
Dec-98      26959        30078.97        24445.48
Jan-99      27350        31317.02           25464
Feb-99      26368        30344.31           24443
Mar-99      27088        31563.25           25507
Apr-99      30146        32765.17           26254
May-99      29923        32007.64           25766
Jun-99      31817        33757.18           27306
Jul-99      30694           32729           26591
Aug-99      29386           32576           26333
Sep-99      28901           31674           25890
Oct-99      29268           33688           27400
Nov-99      29845           34377           28589
Dec-99      32498           36389           31273
Jan-00      30499           34572           30056
Feb-00      30499           33917           31505
Mar-00      33650           37236           33477
Apr-00      32876           36115           32014
May-00      32708           35374           30759
Jun-00      31966           36246           32350

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

(2) The Lipper Growth Funds Average universe consists of 332 funds.

-----------------------------------
     THE MONTGOMERY FUNDS
-----------------------------------
          GROWTH FUND
-----------------------------------
     PORTFOLIO HIGHLIGHTS


the past year, but Golden West has actually benefited from rising rates. With fixed-rate mortgages rising above 8%, ARMs have become much more popular, and that trend is boosting Golden West's stock.

Q: WHAT ARE SOME RECENT ADDITIONS TO THE PORTFOLIO?

A: One of the Fund's significant purchases was EMC, a leading provider of data storage. The need for storage is growing exponentially along with the growth of the Internet and the sheer volume of data that corporations must process. EMC is an example of a holding whose products are integral to building and maintaining the Internet's infrastructure. We have long held the view that this type of company will be among the most profitable Internet-related investments.

Other additions include Pfizer, the large pharmaceuticals company. In general, drug stocks have done well lately because their earnings growth rates should hold up well even in a slowing economy. In addition to a very promising pipeline of potential new products, Pfizer's existing line of prescription pharmaceuticals should be relatively immune to changes in public policy. For example, Pfizer's most famous product, Viagra, is not affected by changes in Medicare.

We have also added PepsiCo, which has performed well in the midst of lackluster performance by rival Coca-Cola and disastrous results from consumer nondurable bellwether Procter & Gamble (P&G). PepsiCo has benefited from its successful expansion into the snack-food business and, unlike Coke and P&G, has continued to successfully execute its business plan.

Q: HAVE YOU SOLD ANY HOLDINGS?

A: As part of the Fund's repositioning, we sold a number of economically sensitive companies that had detracted from performance. These included railroad operator Union Pacific, printing company Donnelley (RR) & Sons and mining company Rio Tinto. We replaced these positions with less cyclical companies that we believe have a greater opportunity to increase their sales and earnings on a sustained basis.

Q: WHAT IS YOUR LONGER-TERM OUTLOOK?

A: We have had a volatile backdrop recently, including the series of Federal Reserve rate hikes and the resulting concerns about where the economy and corporate profits are headed. In the near term, we expect some of this uncertainty to remain. Our continuing strategy will be to identify companies that will do well independent of the market backdrop. To that end we will maintain a diversified portfolio, focusing on leading, high-quality companies that are poised for growth. Consistent with the stylistic changes that have taken place in the portfolio, we see the best opportunities in technology, health care, telecommunications, and more-traditional growth sectors. We expect that the Fund will migrate toward a higher-weighted average market cap and be more heavily weighted in these market segments and less so in such areas as basic materials and transportation.

-----------------------------------------------------------
                      TOP TEN HOLDINGS
-----------------------------------------------------------
          (as a percentage of total net assets)
Golden West Financial Corporation ................     4.3%
General Electric Company .........................     3.5%
Intel Corporation ................................     2.8%
Cisco Systems, Inc. ..............................     2.7%
Capital One Financial Corporation ................     2.6%
Microsoft Corporation ............................     2.5%
Schlumberger Ltd. ................................     2.2%
Tyco International Ltd. ..........................     1.9%
General Motors Corporation, Class H ..............     1.9%
Amerada Hess Corporation .........................     1.9%


-----------------------------------------------------------
                    TOP FIVE INDUSTRIES
-----------------------------------------------------------
          (as a percentage of total net assets)
Major Pharmaceuticals ............................     7.3%
Electronic Data Processing .......................     5.4%
Telecommunications Equipment .....................     4.8%
Savings and Loan Associations ....................     4.3%
Semiconductors ...................................     4.1%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risks of price fluctuations.

                                             -----------------------------------
                                                    THE MONTGOMERY FUNDS
                                             -----------------------------------
                                                        GROWTH FUND
                                             -----------------------------------
                                                        INVESTMENTS

PORTFOLIO INVESTMENTS

June 30, 2000

SHARES                                                                                           VALUE (NOTE 1)
COMMON STOCKS - 95.0%

AIR FREIGHT/DELIVERY SERVICES - 0.5%
     59,000   FedEx Corporation+ .............................................................   $     2,242,000

ALUMINUM - 1.0%
    150,000   Alcoa, Inc. ....................................................................         4,350,000

BIOTECHNOLOGY - 0.4%
     25,800   Amgen, Inc.+ ...................................................................         1,813,256

BUILDING MATERIAL CHAINS - 0.7%
     55,100   Home Depot, Inc. ...............................................................         2,751,556

CABLE TELEVISION - 1.9%
     90,000   General Motors Corporation, Class H+ ...........................................         7,897,500

CELLULAR TELEPHONE - 1.1%
     75,000   Sprint Corporation+ ............................................................         4,462,500

COMPUTER COMMUNICATIONS - 2.7%
    179,900   Cisco Systems, Inc.+ ...........................................................        11,429,272

COMPUTER SOFTWARE - 4.1%
    128,800   Microsoft Corporation+ .........................................................        10,299,975
     78,200   Oracle Corporation+ ............................................................         6,571,244
                                                                                                 ---------------
                                                                                                      16,871,219

CONTRACT DRILLING - 1.0%
     75,000   Transocean Sedco Forex, Inc. ...................................................         4,007,813

DEPARTMENT STORES - 1.4%
     30,800   Kohl's Department Stores, Inc.+ ................................................         1,713,250
    172,000   Nordstrom, Inc. ................................................................         4,149,500
                                                                                                 ---------------
                                                                                                       5,862,750

DISCOUNT STORES - 1.5%
    111,500   Wal-Mart Stores, Inc. ..........................................................         6,425,188

DIVERSIFIED COMMERCIAL SERVICES - 1.4%
    110,000   Convergys Corporation+ .........................................................         5,706,250

DIVERSIFIED FINANCIAL SERVICES - 3.1%
     36,600   American Express Company .......................................................         1,907,775
    102,300   Citigroup, Inc. ................................................................         6,163,575
    155,000   Stancorp Financial Group, Inc. .................................................         4,979,375
                                                                                                 ---------------
                                                                                                      13,050,725

DIVERSIFIED MANUFACTURE - 3.6%
    325,000   Thermo Electron Corporation+ ...................................................         6,845,312
    170,000   Tyco International Ltd. ........................................................         8,053,750
                                                                                                 ---------------
                                                                                                      14,899,062
EDP PERIPHERALS - 1.1%
     57,900   EMC Corporation+ ...............................................................         4,454,681

EDP SERVICES - 1.3%
     33,200   Automatic Data Processing, Inc. ................................................         1,778,275
     50,000   Computer Sciences Corporation+ .................................................         3,734,375
                                                                                                 ---------------
                                                                                                       5,512,650

ELECTRONIC DATA PROCESSING - 5.4%
     93,500   Compaq Computer Corporation ....................................................         2,390,094
     60,700   Dell Computer Corporation+ .....................................................         2,995,165
     35,000   Hewlett-Packard Company ........................................................         4,370,625
     44,500   International Business Machines Corporation ....................................         4,875,531
     90,000   NCR Corporation+ ...............................................................         3,504,375
     45,800   Sun Microsystems, Inc.+ ........................................................         4,166,369
                                                                                                 ---------------
                                                                                                      22,302,159

ELECTRONIC PRODUCTION EQUIPMENT - 0.4%
     18,800   Applied Material, Inc.+ ........................................................         1,704,338

FINANCE COMPANIES - 2.6%
    245,000   Capital One Financial Corporation ..............................................        10,933,125

INSURANCE BROKERS/SERVICES - 0.4%
     15,400   Marsh & McLennan Companies .....................................................         1,608,338

INTEGRATED OIL COMPANIES - 3.0%
    125,000   Amerada Hess Corporation .......................................................         7,718,750
     58,100   Exxon Mobil Corporation ........................................................         4,560,850
                                                                                                 ---------------
                                                                                                      12,279,600

INTERNET SERVICES - 1.3%
     68,600   America Online, Inc.+ ..........................................................         3,618,650
     12,800   Yahoo!, Inc.+ ..................................................................         1,586,000
                                                                                                 ---------------
                                                                                                       5,204,650

INVESTMENT BANKERS/BROKERS/SERVICES - 1.1%
     14,400   Merrill Lynch & Company ........................................................         1,656,000
     34,100   Morgan Stanley Dean Witter & Company ...........................................         2,838,825
                                                                                                 ---------------
                                                                                                       4,494,825

LIFE INSURANCE - 0.5%
    100,000   Metlife, Inc.+ .................................................................         2,106,250

MAJOR BANKS - 1.6%
    120,000   Bank of America Corporation ....................................................         5,160,000
     38,800   Wells Fargo Company ............................................................         1,503,500
                                                                                                 ---------------
                                                                                                       6,663,500

MAJOR CHEMICALS - 2.4%
    150,000   Dow Chemical Company ...........................................................         4,528,125
    110,000   Eastman Chemical Company .......................................................         5,252,500
                                                                                                 ---------------
                                                                                                       9,780,625

MAJOR PHARMACEUTICALS - 7.3%
     46,900   Bristol-Meyers Squibb Company ..................................................         2,731,925
     37,300   Eli Lilly and Company ..........................................................         3,725,338
     39,000   Johnson & Johnson ..............................................................         3,973,125
     75,000   Merck & Company, Inc. ..........................................................         5,746,875
    116,700   Pfizer, Inc. ...................................................................         5,601,600
    125,000   Pharmacia Corporation ..........................................................         6,460,937
     45,100   Schering Plough Corporation ....................................................         2,277,550
                                                                                                 ---------------
                                                                                                      30,517,350


   The accompanying notes are an integral part of these financial statements.  7

-----------------------------------
       THE MONTGOMERY FUNDS
-----------------------------------
           GROWTH FUND
-----------------------------------
          INVESTMENTS

SHARES                                                                                           VALUE (NOTE 1)
COMMON STOCKS -- CONTINUED

MAJOR U.S. TELECOMMUNICATIONS - 3.3%

     62,300   AT&T Corporation ...............................................................   $     1,970,237
     35,700   Bell Atlantic Corporation ......................................................         1,814,006
     58,200   BellSouth Corporation ..........................................................         2,480,775
    111,000   SBC Communications, Inc. .......................................................         4,800,750
     56,100   WorldCom, Inc.+ ................................................................         2,575,341
                                                                                                 ---------------
                                                                                                      13,641,109

MANAGED HEALTH CARE - 1.0%
    129,000   First Health Group Corporation+ ................................................         4,257,000

MEDIA CONGLOMERATES - 3.3%
    180,000   Fox Entertainment Group, Inc., Class A+ ........................................         5,467,500
     57,000   News Corporation Ltd., ADR .....................................................         2,707,500
     25,200   Time Warner, Inc. ..............................................................         1,915,200
     24,200   Viacom, Inc.+ ..................................................................         1,650,137
     49,500   Walt Disney Company ............................................................         1,921,219
                                                                                                 ---------------
                                                                                                      13,661,556

MEDICAL ELECTRONICS - 0.5%

     42,500   Medtronic, Inc. ................................................................         2,117,031

MEDICAL SPECIALTIES - 2.4%
     57,000   Bausch & Lomb, Inc. ............................................................         4,410,375
    118,000   Nycomed Amersham PLC ...........................................................         5,782,000
                                                                                                 ---------------
                                                                                                      10,192,375

MOTOR VEHICLES - 1.0%
     70,000   General Motors Corporation .....................................................         4,064,375

MULTI-LINE INSURANCE - 1.2%
     41,200   American International Group, Inc. .............................................         4,841,000

MULTI-SECTOR COMPANIES - 3.5%
    277,800   General Electric Company .......................................................        14,723,400

OIL & GAS PRODUCTION - 1.0%
    182,000   Union Pacific Resources Group, Inc. ............................................         4,004,000

OIL/GAS TRANSMISSION - 0.7%
     48,200   Enron Corporation ..............................................................         3,108,900

OILFIELD SERVICES/EQUIPMENT - 2.2%
    125,000   Schlumberger Ltd. ..............................................................         9,328,125

OTHER TELEPHONE/COMMUNICATION - 1.5%
    210,000   COMSAT Corporation .............................................................         4,935,000
     55,800   Global Crossing Ltd.+ ..........................................................         1,469,981
                                                                                                 ---------------
                                                                                                       6,404,981

PACKAGE GOODS/COSMETICS - 0.4%
     28,200   Colgate Palmolive Company ......................................................         1,688,475

PACKAGED FOODS - 1.4%
    420,000   Dole Food Company, Inc. ........................................................         5,880,000

PAPER - 0.5%
     63,657   International Paper Company ....................................................         1,897,774

PRECISION INSTRUMENTS - 2.3%
     38,349   Agilent Technologies, Inc.+ ....................................................         2,828,239
    100,000   PerkinElmer, Inc. ..............................................................         6,612,500
                                                                                                 ---------------
                                                                                                       9,440,739

RAILROADS - 0.6%
     91,000   Canadian National Railway Company ..............................................         2,656,063

SAVINGS AND LOAN ASSOCIATIONS - 4.3%
    440,000   Golden West Financial Corporation ..............................................        17,957,500

SEMICONDUCTORS - 4.1%

     88,500   Intel Corporation ..............................................................        11,828,578
     21,300   Micron Technology, Inc.+ .......................................................         1,875,731
     48,700   Texas Instruments, Inc. ........................................................         3,345,082
                                                                                                 ---------------
                                                                                                      17,049,391

SOFT DRINKS - 1.8%
     88,100   Coca-Cola Company ..............................................................         5,060,243
     58,900   PepsiCo, Inc. ..................................................................         2,617,369
                                                                                                 ---------------
                                                                                                       7,677,612

TELECOMMUNICATIONS EQUIPMENT - 4.8%
     60,000   Comverse Technology, Inc.+ .....................................................         5,581,875
      7,000   Corning, Inc. ..................................................................         1,889,125
     55,400   Lucent Technologies, Inc. ......................................................         3,282,450
    120,000   Motorola, Inc. .................................................................         3,487,500
     84,200   Nortel Networks Corporation ....................................................         5,746,650
                                                                                                 ---------------
                                                                                                      19,987,600

UNREGULATED POWER GENERATION - 0.4%
     37,500   AES Corporation+ ...............................................................         1,710,938

TOTAL COMMON STOCKS
  (Cost $314,219,110) ........................................................................       395,621,126
                                                                                                 ---------------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 4.7%
$19,424,000   Agreement with Chase Manhattan Bank, Tri-Party, 7.000% dated
              6/30/00, to be repurchased at $19,435,175 on 07/03/00,
              collateralized by $19,812,604 market value of U.S.
              government and mortgage-backed securities, having various
              maturities and interest rates (Cost $19,424,000) ...............................   $    19,424,000
                                                                                                 ---------------

TOTAL INVESTMENTS - 99.7%
(Cost $333,643,110*) .........................................................................       415,045,126

OTHER ASSETS AND LIABILITIES - 0.3%
(Net) ........................................................................................         1,225,557
                                                                                                 ---------------

NET ASSETS - 100.0% ..........................................................................   $   416,270,683
                                                                                                 ===============

*    Aggregate cost for federal tax purposes $335,624,183.
+    Non-income-producing security.


ABBREVIATIONS
ADR  American Depositary Receipt


8  The accompanying notes are an integral part of these financial statements.

                                             -----------------------------------
                                                    THE MONTGOMERY FUNDS
                                             -----------------------------------
                                                       U.S. EMERGING
                                                        GROWTH FUND
                                             -----------------------------------
                                                   PORTFOLIO HIGHLIGHTS

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED JUNE 30, 2000?

A: We are pleased to report that the Fund performed extremely well over the period, returning 42.46%, versus a 14.32% return for its benchmark, the Russell 2000 Index.

Q: WHAT FACTORS CONTRIBUTED MOST TO THE FUND'S RETURNS DURING THE PERIOD?

A: The Fund's technology holdings were the biggest contributors to its strong relative performance against the benchmark. Throughout most of the period, investor interest in the small-cap arena was focused predominantly on growth stocks, specifically in the technology sector, mirroring trends in the broader market. The Fund was well positioned in this regard. Taking advantage of some very attractive opportunities that we identified early in the period, we increased our technology exposure to an overweight position versus the benchmark, allowing us to benefit from the rally in the second half of 1999 and the first quarter of 2000.

The past six months have been extremely volatile. February saw the best monthly performance for the Russell 2000 Index since its inception in January 1979, both in absolute terms and relative to large-caps, as represented by the S&P 500 Index. March, on the other hand, was the worst relative month for the Russell 2000 versus the S&P 500 and the worst absolute month in the past year. Although the volatility continued throughout the second quarter of 2000, the Fund was ready for it. The Fund's overweight position in technology helped it outperform when technology was driving the index; but because the Fund remained well diversified across many industries, it was also able to outperform when the market broadened and when the "old economy" stocks--such as energy, consumer cyclicals, capital goods and financials--performed well, even though technology and biotech, or "new economy" stocks, corrected.

Q: DID YOU MAKE ANY SIGNIFICANT CHANGES TO YOUR STRATEGY OVER THE YEAR?

A: No. Our bottom-up stock selection process dictated our strategy throughout the period. Our process, which has been used consistently since the Fund's inception, involves identifying small-cap growth companies with improving business fundamentals before their potential is fully recognized by the market. We seek companies that have the potential to become large, successful growth companies providing superior returns. Through this strategy we have continued to maintain a well-diversified portfolio across many industries, but our stock selection process and the strong performance of the tech stocks we already held accounted for our increased technology weighting.

Q: WHICH STOCKS MADE PARTICULARLY STRONG CONTRIBUTIONS TO THE FUND'S PERFORMANCE IN THE PAST 12 MONTHS?

A: The three main contributors were all in the technology sector: Optical Coating Laboratories, Inc., which was acquired by JDS Uniphase, for stock in February; Juniper Networks, Inc., a stock we have owned since its initial public offering last year; and Comverse Technology, Inc., which we have owned for several years.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
Kathryn Peters ..............................................  Portfolio Manager



--------------------------------------------------------------------------------
                                FUND PERFORMANCE
--------------------------------------------------------------------------------
                          Average annual total returns
                         for the period ended 6/30/00
--------------------------------------------------------------------------------
                                 MONTGOMERY U.S.
                              EMERGING GROWTH FUND
Since inception (12/30/94) .............................................  21.08%
One year ...............................................................  42.46%
Five years .............................................................  20.12%
--------------------------------------------------------------------------------
                               RUSSELL 2000 INDEX
Since 12/30/94 .........................................................  15.69%
One year ...............................................................  14.32%
Five years .............................................................  14.27%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


             US Emerging Growth          Russell 2000(1)         Lipper(2)
             ------------------          ---------------         ---------
Dec-94               10000                    10000                 10000
Jan-95               10083                  9873.83               9897.15
Feb-95               10208                 10284.57              10300.98
Mar-95               10558                 10461.69              10580.81
Apr-95               10683                 10694.31              10724.75
May-95               10792                  10878.2               10897.6
Jun-95               11458                 11442.51              11543.39
Jul-95               12083                 12101.62              12409.43
Aug-95               12292                 12351.96              12608.54
Sep-95               12475                 12572.55              12928.95
Oct-95               12058                 12010.28              12521.45
Nov-95               12571                 12514.88              13010.66
Dec-95               12866                 12845.08              13210.65
Jan-96               12790                 12831.26                 13116
Feb-96               13161                 13231.21              13652.18
Mar-96               13590                 13500.53              14005.77
Apr-96               14752                 14222.42              15049.34
May-96               15838                 14782.93              15668.06
Jun-96               15005                  14175.9              15047.37
Jul-96               13464                 12937.78              13737.34
Aug-96               14079                 13688.94              14570.38
Sep-96               14584                 14223.94               15324.8
Oct-96               14544                 14004.72              15005.54
Nov-96               14866                 14581.77              15455.85
Dec-96               15326                 14963.96              15659.48
Jan-97               16015                 15262.94              16045.25
Feb-97               15082                 14892.86              15331.97
Mar-97               14493                 14190.13              14532.99
Apr-97               14438                 14229.86              14445.24
May-97               16070                 15812.93              16159.27
Jun-97               17221                  16490.6              16991.53
Jul-97               18181                 17257.93              18033.56
Aug-97               19070                 17652.82               18343.5
Sep-97               20420                 18944.89              19724.27
Oct-97               19758                 18112.67              18837.26
Nov-97               19414                 17995.51              18567.54
Dec-97               19472                 18310.49              18709.52
Jan-98               19530                 18021.18              18380.88
Feb-98               21045                 19353.72              19802.31
Mar-98               21936                 20151.92              20705.52
Apr-98               21927                 20262.42              20852.29
May-98               21064                 19172.09              19651.07
Jun-98               20968                 19212.42              19838.51
Jul-98               19520                  17657.1              18395.67
Aug-98               16587                 14228.45              14667.09
Sep-98               17354                 15341.93              15559.86
Oct-98               18494                 15967.59              16200.01
Nov-98               19559                 16804.16              17251.38
Dec-98               21018                 17844.03              18548.25
Jan-99               19993                    18081                 18594
Feb-99               18166                    16617                 17086
Mar-99               18257                    16876                 17401
Apr-99               19181                    17388                 18521
May-99               18876                    18657                 18875
Jun-99               20114                    19501                 20136
Jul-99               19484                    18966                 19993
Aug-99               18631                    18264                 19455
Sep-99               18825                    18268                 19525
Oct-99               19708                    18342                 19911
Nov-99               21627                    19437                 21486
Dec-99               24977                    21637                 24080
Jan-00               23743                    21290                 23492
Feb-00               27179                    24805                 31158
Mar-00               28146                    23170                 30734
Apr-00               26716                    21776                 28841
May-00               25496                    20506                 27341
Jun-00               28654                    22294                 30168

(1) The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index.

(2)  The Lipper Small Cap Funds Average universe consists of 258 funds.

-----------------------------------
     THE MONTGOMERY FUNDS
-----------------------------------
         U.S. EMERGING
          GROWTH FUND
-----------------------------------
     PORTFOLIO HIGHLIGHTS

Optical Coating Laboratories, the biggest contributor to performance, manufactures thin film coatings and components for fiber-optic communications systems, including dense-wavelength division multiplexing, an area that is growing rapidly due to demand for increased bandwidth. Recognizing its potential, we began accumulating the stock in May 1999 and added to our position on subsequent pullbacks in July and August. The stock performed extremely well, and in early November it was announced that Optical Coating Laboratories would be acquired by its joint venture partner, JDS Uniphase. The stock remained a very strong performer throughout the end of 1999 and the first quarter of 2000.

Juniper Networks is a leading provider of next-generation Internet provider
(IP) infrastructure systems that meet the scalability, performance, density and compatibility requirements of rapidly evolving, optically enabled IP networks. Internet traffic is exploding and with it the demand for its underlying enabling infrastructure. As one of the leading providers of Internet backbone routers, Juniper is a key beneficiary of this trend. This holding is an example of the superior returns that can be achieved by early identification of a small-cap growth company that has the potential to become a large, successful growth company.

Comverse Technology is the leading provider of software/hardware solutions that enable enhanced telecommunications services, such as voice messaging. The company has benefited from the rapid growth of wireless phone usage. Comverse is likely to achieve further earnings growth with the introduction of the "calling party pays" billing system for wireless phones, which is projected to dramatically increase wireless usage and therefore company revenue.

Q: WHAT OPPORTUNITIES ARE YOU EXCITED ABOUT, AND HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THEM?

A: We are enthusiastic about opportunities in multiple sectors, because we believe that many attractive stocks have been overlooked due to the narrow focus of investors on the technology sector. It is these stocks that allowed the Fund to outperform when technology corrected during the early part of second quarter 2000. We continue to maintain a healthy exposure to tech companies that meet our criteria for inclusion in the Fund based on our stock selection process. Because the Fund remains well diversified across sectors and industries, and in our view the stocks we own are fundamentally sound and have the potential for strong appreciation, we believe that we are well positioned to take advantage of broadening investor interest.


-----------------------------------------------------------
                      TOP TEN HOLDINGS
-----------------------------------------------------------
          (as a percentage of total net assets)
PerkinElmer, Inc. ................................    4.7%
Juniper Networks, Inc. ...........................    4.5%
Comverse Technology, Inc. ........................    4.1%
Westwood One, Inc. ...............................    4.0%
JDS Uniphase Corporation .........................    2.8%
Business Objects S.A. ............................    2.8%
First Health Group Corporation ...................    2.6%
Macromedia, Inc. .................................    2.6%
Oxford Health Plans, Inc. ........................    2.4%
On Assignment, Inc. ..............................    2.4%


-----------------------------------------------------------
                    TOP FIVE INDUSTRIES
-----------------------------------------------------------
          (as a percentage of total net assets)
Telecommunications Equipment .....................    13.7%
Computer Software ................................    11.3%
Precision Instruments ............................     6.1%
Diversified Commercial Services ..................     5.7%
Managed Health Care ..............................     5.0%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risks of price fluctuations.

                                             -----------------------------------
                                                    THE MONTGOMERY FUNDS
                                             -----------------------------------
                                                       U.S. EMERGING
                                                        GROWTH FUND
                                             -----------------------------------
                                                        INVESTMENTS

PORTFOLIO INVESTMENTS
JUNE 30, 2000

SHARES                                                                                           VALUE (NOTE 1)
COMMON STOCKS - 95.3%

ADVERTISING - 0.6%
     14,000   Catalina Marketing Corporation+ ................................................   $     1,428,000

BIOTECHNOLOGY - 3.5%
     16,000   Abgenix, Inc.+ .................................................................         1,917,500
     32,000   Aclara Biosciences, Inc.+ ......................................................         1,629,000
      8,700   Affymetrix, Inc.+ ..............................................................         1,436,316
     13,000   Gilead Sciences, Inc.+ .........................................................           925,031
     18,200   Millennium Pharmaceuticals, Inc.+ ..............................................         2,035,556
                                                                                                 ---------------
                                                                                                       7,943,403

BROADCASTING - 4.0%
    265,000   Westwood One, Inc.+ ............................................................         9,043,125

BUILDING PRODUCTS - 1.0%
     97,400   Elcor Corporation ..............................................................         2,240,200

CATALOG/SPECIALTY DISTRIBUTION - 1.0%
     95,000   Valuevision International, Inc.+ ...............................................         2,294,844

COMPUTER SOFTWARE - 11.3%
     40,500   BroadVision, Inc.+ .............................................................         2,054,110
     72,100   Business Objects S.A+ ..........................................................         6,347,053
     90,000   Cadence Design Systems, Inc.+ ..................................................         1,833,750
    200,000   Concurrent Computer Corporation+ ...............................................         2,618,750
     59,400   Macromedia, Inc.+ ..............................................................         5,741,381
     18,600   Mercury Interactive Corporation+ ...............................................         1,799,550
     12,100   Micromuse, Inc.+ ...............................................................         2,002,172
    137,000   PeopleSoft, Inc.+ ..............................................................         2,290,469
     26,700   Sybase, Inc.+ ..................................................................           614,934
                                                                                                 ---------------
                                                                                                      25,302,169

COMPUTER/VIDEO CHAINS - 1.1%
     93,000   Ultimate Electronics, Inc.+ ....................................................         2,490,656

CONSTRUCTION/AGRICULTURE EQUIPMENT/TRUCKS - 1.1%
     93,000   Manitowoc Company, Inc. ........................................................         2,487,750

CONTRACT DRILLING - 2.3%
    220,000   R&B Falcon Corporation+ ........................................................         5,183,750

DIVERSIFIED COMMERCIAL SERVICES - 5.7%
     71,000   Administaff, Inc.+ .............................................................         4,508,500
    206,200   kforce.com, Inc.+ ..............................................................         1,424,069
    172,800   On Assignment, Inc.+ ...........................................................         5,335,200
     90,700   Profit Recovery Group International, Inc.+ .....................................         1,505,053
                                                                                                 ---------------
                                                                                                      12,772,822

DIVERSIFIED ELECTRONIC PRODUCTS - 0.6%
      6,100   Exfo Electro-Optical Engineering, Inc.+ ........................................           268,019
     17,200   Macrovision Corporation+ .......................................................         1,099,187
                                                                                                 ---------------
                                                                                                       1,367,206

DIVERSIFIED FINANCIAL SERVICES - 1.3%
     91,125   Stancorp Financial Group, Inc. (The) ...........................................         2,927,391

DRUG STORE CHAINS - 1.9%
    162,100   Duane Reade, Inc.+ .............................................................   $     4,174,075

EDP PERIPHERALS - 1.0%
    100,000   Pinnacle Systems, Inc.+ ........................................................         2,265,625

EDP SERVICES - 2.7%
    120,000   Acxiom Corporation+ ............................................................         3,352,500
     45,000   BISYS Group, Inc. (The)+ .......................................................         2,781,562
                                                                                                 ---------------
                                                                                                       6,134,062

ELECTRONIC COMPONENTS - 4.7%
     74,800   Applied Power, Inc., Class A ...................................................         2,505,800
     80,000   California Amplifier, Inc.+ ....................................................         3,665,000
     38,000   Plexus Corporation+ ............................................................         4,295,187
                                                                                                 ---------------
                                                                                                      10,465,987

ELECTRONIC PRODUCTION EQUIPMENT - 1.7%
     40,000   Cymer, Inc.+ ...................................................................         1,905,000
     54,000   Lam Research Corporation+ ......................................................         2,026,687
                                                                                                 ---------------
                                                                                                       3,931,687

FOOD CHAINS - 1.0%
     53,500   Whole Foods Market, Inc.+ ......................................................         2,211,891

INTERNET SERVICES - 0.9%
     11,200   Verisign, Inc.+ ................................................................         1,975,050

INVESTMENT MANAGERS - 1.5%
    104,450   Waddell & Reed Financial, Inc., Class A ........................................         3,427,266

MANAGED HEALTH CARE - 5.0%
    175,000   First Health Group Corporation+ ................................................         5,775,000
    230,000   Oxford Health Plans, Inc.+ .....................................................         5,476,875
                                                                                                 ---------------
                                                                                                      11,251,875

MEDICAL SPECIALTIES - 3.0%
     87,000   Cerus Corporation+ .............................................................         4,456,031
     13,900   Molecular Devices Corporation+ .................................................           961,272
     41,600   ORATEC Interventions, Inc.+ ....................................................         1,370,200
                                                                                                 ---------------
                                                                                                       6,787,503

MOVIES/TELEVISION - 1.0%
     95,600   Imax Corporation+ ..............................................................         2,174,900

OIL & GAS PRODUCTION - 2.5%
     70,000   Newfield Exploration Company+ ..................................................         2,738,750
    252,000   Santa Fe Snyder Corporation+ ...................................................         2,866,500
                                                                                                 ---------------
                                                                                                       5,605,250

OILFIELD SERVICES/EQUIPMENT - 3.2%
     85,000   UTI Energy Corporation+ ........................................................         3,410,625
    164,587   Varco International, Inc.+ .....................................................         3,826,648
                                                                                                 ---------------
                                                                                                       7,237,273

OTHER PHARMACEUTICALS - 0.7%
    151,500   Catalytica, Inc.+ ..............................................................         1,661,766

OTHER SPECIALTY STORES - 2.7%
     83,200   Linens 'N Things, Inc.+ ........................................................         2,256,800


  The accompanying notes are an integral part of these financial statements.  11

-----------------------------------
     THE MONTGOMERY FUNDS
-----------------------------------
         U.S. EMERGING
          GROWTH FUND
-----------------------------------
          INVESTMENTS

SHARES                                                                                           VALUE (NOTE 1)
COMMON STOCKS -- CONTINUED

OTHER SPECIALTY STORES - CONTINUED
    100,000   Pier 1 Imports, Inc. ...........................................................   $       975,000
     87,200   Williams Sonoma, Inc.+ .........................................................         2,828,550
                                                                                                 ---------------
                                                                                                       6,060,350

PACKAGE GOODS/COSMETICS - 0.7%
    147,000   Playtex Products, Inc.+ ........................................................         1,662,938

PRECISION INSTRUMENTS - 6.1%
     30,000   Newport Corporation ............................................................         3,222,187
    160,000   PerkinElmer, Inc. ..............................................................        10,580,000
                                                                                                 ---------------
                                                                                                      13,802,187

RESTAURANTS - 1.0%
     84,000   CEC Entertainment, Inc.+ .......................................................         2,152,500

SEMICONDUCTORS - 2.5%
     11,000   Broadcom Corporation+ ..........................................................         2,408,312
     54,800   C-Cube Microsystems, Inc.+ .....................................................         1,075,450
     39,300   Silicon Laboratories, Inc.+ ....................................................         2,100,094
                                                                                                 ---------------
                                                                                                       5,583,856

SMALLER BANKS - 1.9%
     48,000   Commerce Bancorp, Inc. .........................................................         2,208,000
    126,600   Imperial Bancorp, Inc.+ ........................................................         1,978,125
                                                                                                 ---------------
                                                                                                       4,186,125

SPECIALTY INSURERS - 2.4%
    102,493   Radian Group, Inc. .............................................................         5,304,013

TELECOMMUNICATIONS EQUIPMENT - 13.7%
     43,600   Carrier Access Corporation+ ....................................................         2,306,713
     99,800   Comverse Technology, Inc.+ .....................................................         9,284,519
     53,002   JDS Uniphase Corporation+ ......................................................         6,351,958
     70,000   Juniper Networks, Inc.+ ........................................................        10,187,187
     22,600   Plantronics, Inc.+ .............................................................         2,610,300
                                                                                                 ---------------
                                                                                                      30,740,677

TOTAL COMMON STOCKS
 (Cost $124,583,852)                                                                                 214,278,172
                                                                                                 ---------------

MONEY MARKET FUND - 0.2%
    432,944   Chase Vista Federal Money Market Fund (Cost $432,944) ..........................           432,944

TOTAL SECURITIES
 (Cost $125,016,796)                                                                                 214,711,116
                                                                                                 ---------------


PRINCIPAL AMOUNT                                                                                 VALUE (NOTE 1)

REPURCHASE AGREEMENT - 4.6%
$10,466,000   Agreement with Greenwich Capital Markets, Tri-Party,7.000% dated
              6/30/00, to be repurchased at $10,472,022 on 07/03/00, collateralized by
              $10,675,357 market value of U.S. government and mortgage-backed
              securities, having various maturities and interest rates (Cost $10,466,000)        $    10,466,000
                                                                                                 ---------------

TOTAL INVESTMENTS - 100.1%
(Cost $135,482,796*)                                                                                 225,177,116

OTHER ASSETS AND LIABILITIES - (0.1)%
(Net)                                                                                                   (233,006)
                                                                                                 ---------------

NET ASSETS - 100.0%                                                                              $   224,944,110
                                                                                                 ===============

*    Aggregate cost for federal tax purposes $135,753,144.
+    Non-income-producing security.


12  The accompanying notes are an integral part of these financial statements.

                                             -----------------------------------
                                                    THE MONTGOMERY FUNDS
                                             -----------------------------------
                                                      SMALL CAP FUND
                                             -----------------------------------
                                                   PORTFOLIO HIGHLIGHTS

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE YEAR ENDED JUNE 30, 2000?

A: We are pleased to report that the Fund outperformed its benchmark, the Russell 2000 Index. For the fiscal year, the Fund produced a total return of 34.12%, versus 14.32% for the unmanaged Russell 2000.

Q: WHAT MAIN FACTORS CONTRIBUTED TO THE FUND'S STRONG RESULTS?

A: From July 1,1999, through mid-March 2000, the Fund's high-growth stocks delivered very strong performance. The Fund's holdings in the technology, telecommunications and biotechnology sectors--all selected through our bottom-up stock selection process--performed especially well. The rally lasted through the second half of 1999, despite rising interest rates and lingering worries about Y2K.

As we had expected, the long rally finally gave way to a period of consolidation in early 2000. Investors' concerns about inflation, rising interest rates and high valuations in some areas of the technology sector sparked a broad sell-off in mid-March. Investors reacted by shifting to cyclical issues and more-defensive consumer staples stocks. We had anticipated this decline and in late 1999 had redoubled our efforts to ensure that the Fund was investing only in high-quality companies with solid business fundamentals and good earnings visibility. This focus helped the Fund weather the volatility much better than funds that had invested heavily in, for example, concept-driven Internet stocks.

The market's "flight to quality" intensified in April, with the release of additional inflation data indicating that the Fed might raise interest rates more aggressively to slow the economy. By early June 2000, however, evidence suggested that the economy was indeed slowing. Investors began rotating back into high-quality growth-oriented stocks, a very positive trend for the Fund.

Q: WHAT HOLDINGS WERE PARTICULARLY HELPFUL TO THE FUND'S PERFORMANCE OVER THE PAST YEAR?

A: The Fund's holdings in direct-satellite television, biotechnology and semiconductor manufacturing were especially strong. Shares of direct-satellite companies were bolstered by new legislation allowing them to transmit the signals of local broadcast affiliates. This expanded lineup should attract more subscribers and improve the growth prospects of satellite companies like EchoStar and Pegasus Communications.

Biotechnology was another profitable, if sometimes volatile, area for the Fund during the period. Biotech stocks surged during the third quarter of 1999 and first quarter of 2000, then sold off sharply in March and April before staging a comeback in May and June. Among the Fund's top performers in the sector was IDEC Pharmaceuticals, which continues to make significant advances in the treatment of non-Hodgkins lymphoma with its drug Rituxan. Another profitable investment was MedImmune, which produces a compound that treats diseases in newborns. We sold the Fund's position in MedImmune at a profit during the second quarter.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
Stuart Roberts ......................................   Senior Portfolio Manager
Bradford Kidwell ....................................   Portfolio Manager
Cam Philpott, CFA ...................................   Portfolio Manager
Charles Reed, CFA ...................................   Portfolio Manager
Paul LaRocco, CFA ...................................   Portfolio Manager


--------------------------------------------------------------------------------
                                FUND PERFORMANCE
--------------------------------------------------------------------------------
                          Average annual total returns
                         for the period ended 6/30/00

--------------------------------------------------------------------------------
                           MONTGOMERY SMALL CAP FUND
Since inception (7/13/90) ...........................   19.27%
One year ............................................   34.12%
Five years ..........................................   18.70%


--------------------------------------------------------------------------------
                               RUSSELL 2000 INDEX
Since 7/13/90 ...........................................   13.57%
One year ................................................   14.32%
Five years ..............................................   14.27%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.


                       Small Cap          Russell 2000(1)            Lipper(2)
                       ---------          ---------------            ---------
Jul-90                    10000                 10000                   10000
Jul-90                     9539               9560.16                 9641.42
Aug-90                     8569               8286.94                 8439.82
Sep-90                     7853               7553.63                 7742.45
Oct-90                     7552               7092.49                 7443.32
Nov-90                     8154               7633.29                  8026.9
Dec-90                     8820               7936.16                 8463.57
Jan-91                    10055               8653.86                  9184.7
Feb-91                    11319               9618.89                 9972.39
Mar-91                    12310              10295.95                10596.61
Apr-91                    12083              10270.05                 10536.6
May-91                    12979              10759.57                11016.92
Jun-91                    12489              10132.54                10443.59
Jul-91                    13764              10488.11                11045.01
Aug-91                    14917              10876.32                11518.31
Sep-91                    15371              10961.48                11585.41
Oct-91                    16384               11251.4                11962.56
Nov-91                    15313                 10731                11484.61
Dec-91                    17529              11590.29                12788.01
Jan-92                    18607              12529.41                13399.23
Feb-92                    18370              12894.91                 13649.1
Mar-92                    17541              12458.44                13099.81
Apr-92                    16602              12021.97                12534.65
May-92                    16577              12181.83                12531.98
Jun-92                    15947              11605.72                11982.81
Jul-92                    16379              12009.55                12396.83
Aug-92                    15749              11670.66                12140.31
Sep-92                    16231              11939.82                12419.48
Oct-92                    16787              12319.34                12925.47
Nov-92                    18740              13262.01                13943.17
Dec-92                    19210              13724.03                 14408.7
Jan-93                    19495              14188.54                 14715.4
Feb-93                    18555              13860.83                14165.26
Mar-93                    19396              14310.61                14665.39
Apr-93                    18876              13917.79                 14193.3
May-93                    20323              14533.64                14963.88
Jun-93                    20805               14624.3                15069.49
Jul-93                    20941              14826.22                15174.65
Aug-93                    22393              15466.73                15938.14
Sep-93                    23432               15903.2                16480.58
Oct-93                    24369              16312.53                16723.13
Nov-93                    22624              15775.63                 16164.3
Dec-93                    23881              16315.01                16842.15
Jan-94                    24651              16826.54                   17262
Feb-94                    24313              16765.68                17250.53
Mar-94                    22800              15880.49                16331.11
Apr-94                    22800              15974.85                16360.59
May-94                    21651               15795.5                16064.01
Jun-94                    20475              15259.14                15493.85
Jul-94                    21097              15509.84                 15745.4
Aug-94                    23002              16374.09                16691.21
Sep-94                    22718              16319.27                16798.53
Oct-94                    22489              16254.86                17044.23
Nov-94                    21475              15598.38                16431.69
Dec-94                    21503              16017.46                16759.27
Jan-95                    21475              15815.37                16609.11
Feb-95                    22236              16473.28                17284.34
Mar-95                    22811              16756.98                17753.82
Apr-95                    22768              17129.58                 17979.9
May-95                    23214              17424.11                18255.44
Jun-95                    24594                 18328                19370.53
Jul-95                    26130              19383.73                20835.37
Aug-95                    27310              19784.71                21183.61
Sep-95                    27828              20130.04                21747.49
Oct-95                    26405              19237.42                21103.65
Nov-95                    27276              20045.66                21879.87
Dec-95                    29056              20574.55                22151.08
Jan-96                    29008              20552.43                21952.65
Feb-96                    30137              21193.05                22848.63
Mar-96                    31519              21624.43                23355.13
Apr-96                    33459              22780.71                25102.94
May-96                    35382              23678.51                26121.58
Jun-96                    34253              22706.21                 25100.6
Jul-96                    31837              20723.04                22825.14
Aug-96                    33045              21926.21                24213.18
Sep-96                    34794               22783.1                25510.31
Oct-96                    34036              22432.01                24905.65
Nov-96                    34929               23356.3                25599.83
Dec-96                    34487              23968.46                25933.69
Jan-97                    35143              24447.35                26634.98
Feb-97                    33138              23854.59                25472.38
Mar-97                    30457              22729.98                24116.36
Apr-97                    29708              22792.63                23961.16
May-97                    34318               25328.3                26753.33
Jun-97                    36586              26413.75                28101.34
Jul-97                    38629              27642.82                29801.37
Aug-97                    38873              28275.34                30263.36
Sep-97                    42903              30344.91                32533.99
Oct-97                    41628              29011.89                31107.44
Nov-97                    41347              28824.24                30710.95
Dec-97                    42716              29328.76                30987.69
Jan-98                    40759              28865.35                30506.58
Feb-98                    45195              30999.74                32819.12
Mar-98                    47740              32278.26                34339.46
Apr-98                    47175              32456.85                 34567.1
May-98                    43847              30708.82                32667.84
Jun-98                    45087              30773.43                33140.41
Jul-98                    41085               28282.2                30870.01
Aug-98                    29971              22790.36                24724.36
Sep-98                    30493              24573.88                26225.65
Oct-98                    32472              25576.02                27357.18
Nov-98                    35495                 26916                29132.33
Dec-98                    39330              28581.61                31464.29
Jan-99                    39566                 28962                   31543
Feb-99                    36148                 26616                   28985
Mar-99                    36879                 27031                   29518
Apr-99                    39228                 29454                   31419
May-99                    39463                 29884                   32019
Jun-99                    43220                 31235                   34158
Jul-99                    43324                 30378                   33915
Aug-99                    43142                 29254                   33003
Sep-99                    41602                 29260                   33121
Oct-99                    46536                 29379                   33777
Nov-99                    49979                 31133                   36449
Dec-99                    61279                 34657                   40848
Jan-00                    60366                 34101                   39851
Feb-00                    71014                 39732                   52855
Mar-00                    66157                 37112                   52136
Apr-00                    58331                 34879                   48924
May-00                    49744                 32846                   46380
Jun-00                    57967                 35709                   51176

(1) The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index. Fund performance presented is for Class R shares.

(2)  The Lipper Small Cap Funds Average universe consists of 74 funds.

-----------------------------------
       THE MONTGOMERY FUNDS
-----------------------------------
         SMALL CAP FUND
-----------------------------------
       PORTFOLIO HIGHLIGHTS

In the technology sector, Applied Micro Circuits was a standout. In addition to benefiting from the telecom boom, the company is helping build Internet infrastructure to allow people and companies to exchange data more quickly and easily. Other strong holdings were Advanced Energy Industries, which enhances the manufacturing capacity of the semiconductor industry, and Credence Systems, which provides test and measurement services to ensure that semiconductor products are functioning properly before they are shipped.

Q: WHICH STOCKS DISAPPOINTED DURING THE YEAR?

A: Two of our holdings that reported lower than expected earnings were Petroleum Geo-Services, an energy services company, and E.W. Blanch Holdings, which specializes in reinsuring life insurance companies. After scrutinizing both, we realized that these holdings no longer supported our original fundamental analysis. As a result, we sold both stocks.

Q: HOW WOULD YOU DESCRIBE YOUR INVESTMENT STRATEGY?

A: We strive to outperform the benchmark through superior stock selection. To do this we select companies based on their individual business fundamentals, favoring those that we believe have the potential to achieve strong and sustained long-term earnings growth--of at least 20% per year. This strategy is based on our belief that real earnings growth, not share-price momentum or other transitory factors, will ultimately dictate a stock's price over the long term. The Fund's sector weightings are essentially a by-product of this bottom-up process, though we do ensure that the portfolio remains well diversified at all times. This helps us balance the Fund's overall risk/reward characteristics.

Q: WHAT IS YOUR OUTLOOK?

A: The market's recent volatility has prompted investors to shift from their previous enthusiasm for concept-driven companies to a focus closer to our own--namely, companies with strong business fundamentals and a clear, positive earnings trend. In addition, investors no longer seem to favor large-cap stocks over small-caps, a trend that persisted for much of the late 1990s. A continuation of both of these trends could be positive for the Fund. We will continue to focus on small-cap companies that, in our opinion, have solid business fundamentals, strong management teams and the potential for strong and sustainable earnings growth.

-----------------------------------------------------------
                      TOP TEN HOLDINGS
-----------------------------------------------------------
          (as a percentage of total net assets)
Pegasus Communications Corporation ...............     5.4%
EchoStar Communications Corporation, Class .......     2.6%
Alpharma, Inc., Class A ..........................     2.2%
Jones Medical Industries, Inc. ...................     2.1%
Barr Laboratories, Inc. ..........................     2.1%
Flextronics International, Ltd. ..................     1.8%
Proxicom, Inc. ...................................     1.8%
Winstar Communications, Inc. .....................     1.8%
Smithfield Foods, Inc. ...........................     1.7%
McLeod USA, Inc. .................................     1.7%


-----------------------------------------------------------
                    TOP FIVE INDUSTRIES
-----------------------------------------------------------
          (as a percentage of total net assets)
Cable Television .................................     9.2%
Biotechnology ....................................     8.2%
Other Telephone/Communication ....................     7.9%
Electronic Production Equipment ..................     7.5%
Other Pharmaceuticals ............................     4.5%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risks of price fluctuations.

                                             -----------------------------------
                                                    THE MONTGOMERY FUNDS
                                             -----------------------------------
                                                       SMALL CAP FUND
                                             -----------------------------------
                                                         INVESTMENTS

PORTFOLIO INVESTMENTS
JUNE 30, 2000

SHARES                                                                                           VALUE (NOTE 1)
COMMON STOCKS - 99.5%

ADVERTISING - 1.2%
     43,600   Getty Images, Inc.+ ............................................................   $     1,617,287

AIR FREIGHT/DELIVERY SERVICES - 1.0%
     36,200   Atlas Air, Inc.+ ...............................................................         1,298,675

ALCOHOLIC BEVERAGES - 1.4%
     36,000   Canandaigua Wine Company, Inc., Class A+ .......................................         1,815,750

BIOTECHNOLOGY - 8.2%
     32,000   Biocryst Pharmaceuticals, Inc.+ ................................................           920,000
     35,000   Enzon, Inc.+ ...................................................................         1,486,406
     30,000   Gilead Sciences, Inc.+ .........................................................         2,134,687
     10,700   IDEC Pharmaceuticals Corporation+ ..............................................         1,254,909
     22,900   Maxim Pharmaceuticals, Inc.+ ...................................................         1,176,488
     30,000   Pharmacyclics, Inc.+ ...........................................................         1,827,188
     44,200   Titan Pharmaceuticals, Inc.+ ...................................................         1,900,600
                                                                                                 ---------------
                                                                                                      10,700,278

BOOKS/MAGAZINES - 0.5%
     17,400   Information Holdings, Inc.+ ....................................................           643,800

BROADCASTING - 2.6%
     36,000   Emmis Communications Corporation, Class A+ .....................................         1,490,625
     85,000   USA Networks, Inc.+ ............................................................         1,840,781
                                                                                                 ---------------
                                                                                                       3,331,406

CABLE TELEVISION - 9.2%
     60,000   AT&T Corporation Liberty Media, Class A+ .......................................         1,455,000
    104,000   EchoStar Communications Corporation, Class A+ ..................................         3,441,750
    144,200   Pegasus Communications Corporation+ ............................................         7,061,294
                                                                                                 ---------------
                                                                                                      11,958,044

COMPUTER COMMUNICATIONS - 0.3%
      4,300   Alteon Websystems, Inc.+ .......................................................           430,134

COMPUTER SOFTWARE - 3.8%
     22,000   HNC Software, Inc.+ ............................................................         1,361,250
     48,000   Peregrine Systems, Inc.+ .......................................................         1,671,000
     35,200   Remedy Corporation+ ............................................................         1,963,500
                                                                                                 ---------------
                                                                                                       4,995,750

CONTRACT DRILLING - 2.3%
     34,000   Patterson Energy, Inc.+ ........................................................           969,000
     32,700   Pride International, Inc.+ .....................................................           809,325
     39,000   Rowan Companies, Inc.+ .........................................................         1,184,625
                                                                                                 ---------------
                                                                                                       2,962,950

DIVERSIFIED COMMERCIAL SERVICES - 2.4%
     23,500   Corporate Executive Board Company+ .............................................         1,407,062
     60,000   Nova Corporation (Georgia)+ ....................................................         1,676,250
                                                                                                 ---------------
                                                                                                       3,083,312

DIVERSIFIED ELECTRONIC PRODUCTS - 0.9%
        600   Exfo Electro-Optical Engineering, Inc.+ ........................................   $        26,325
     74,000   Sensormatic Electronics Corporation+ ...........................................         1,170,125
                                                                                                 ---------------
                                                                                                       1,196,450

EDP SERVICES - 3.9%
     35,900   BISYS Group, Inc. (The)+ .......................................................         2,219,069
     28,000   CSG Systems International, Inc.+ ...............................................         1,570,625
     14,200   Diamond Technology Partners, Inc.+ .............................................         1,249,600
                                                                                                 ---------------
                                                                                                       5,039,294

ELECTRICAL PRODUCTS - 0.7%
     12,800   C&D Technologies, Inc. .........................................................           723,200
      3,100   Capstone Turbine Corporation+ ..................................................           140,178
                                                                                                 ---------------
                                                                                                         863,378

ELECTRONIC COMPONENTS - 4.3%
     27,500   American Xtal Technology, Inc.+ ................................................         1,188,516
     34,000   Flextronics International, Ltd.+ ...............................................         2,336,437
    133,000   Viasystems Group, Inc.+ ........................................................         2,152,938
                                                                                                 ---------------
                                                                                                       5,677,891

ELECTRONIC DATA PROCESSING - 0.6%
     60,000   Micron Electronics, Inc.+ ......................................................           750,000

ELECTRONIC PRODUCTION EQUIPMENT - 7.5%
     25,000   Advanced Energy Industries, Inc.+ ..............................................         1,473,438
     23,200   Credence Systems Corporation+ ..................................................         1,279,625
     19,200   Cymer, Inc.+ ...................................................................           914,400
     23,000   Kulicke & Soffa Industries, Inc.+ ..............................................         1,362,031
     45,500   LTX Corporation+ ...............................................................         1,591,078
     26,400   MKS Instruments, Inc.+ .........................................................         1,029,600
     18,600   PRI Automation, Inc.+ ..........................................................         1,219,463
     15,300   Varian Semiconductor Equipment Associates, Inc.+ ...............................           961,509
                                                                                                 ---------------
                                                                                                       9,831,144

FINANCE COMPANIES - 2.3%
    108,000   AmeriCredit Corporation+ .......................................................         1,836,000
     37,000   CompuCredit Corporation+ .......................................................         1,110,000
                                                                                                 ---------------
                                                                                                       2,946,000

FINANCIAL PUBLISHING/SERVICES - 1.6%
     32,000   Advent Software, Inc.+ .........................................................         2,073,000

GENERIC DRUGS - 4.3%
     46,000   Alpharma, Inc., Class A ........................................................         2,863,500
     61,500   Barr Laboratories, Inc.+ .......................................................         2,755,969
                                                                                                 ---------------
                                                                                                       5,619,469

HOSPITAL/NURSING MANAGEMENT - 0.6%
     34,900   LifePoint Hospitals, Inc.+ .....................................................           776,525

INTERNET SERVICES - 3.7%
     23,000   Braun Consulting, Inc.+ ........................................................           485,156
     47,800   Proxicom, Inc.+ ................................................................         2,286,931
     22,000   VerticalNet, Inc.+ .............................................................           813,313

  The accompanying notes are an integral part of these financial statements.  15

-----------------------------------
       THE MONTGOMERY FUNDS
-----------------------------------
         SMALL CAP FUND
-----------------------------------
          INVESTMENTS

SHARES                                                                                           VALUE (NOTE 1)
COMMON STOCKS - CONTINUED

INTERNET SERVICES - CONTINUED
     22,000   WatchGuard Technologies, Inc.+ .................................................   $     1,208,625
                                                                                                 ---------------
                                                                                                       4,794,025

INVESTMENT BANKERS/BROKERS/SERVICES - 0.6%
     52,000   LaBranche & Company, Inc.+ .....................................................           747,500

LIFE INSURANCE - 0.6%
     30,000   Annuity and Life Re (Holdings), Ltd. ...........................................           726,563

MANAGED HEALTH CARE - 1.6%
     30,000   First Health Group Corporation+ ................................................           984,375
     48,000   Oxford Health Plans, Inc.+ .....................................................         1,143,000
                                                                                                 ---------------
                                                                                                       2,127,375

MEAT/POULTRY/FISH - 1.7%
     80,000   Smithfield Foods, Inc.+ ........................................................         2,245,000

MEDICAL SPECIALTIES - 0.9%
     14,700   ABIOMED, Inc.+ .................................................................           453,403
     26,300   Mentor Corporation .............................................................           714,209
                                                                                                 ---------------
                                                                                                       1,167,612

MILITARY/GOVERNMENT/TECHNICAL - 1.1%
     29,000   Aeroflex, Inc.+ ................................................................         1,440,937

MOVIES/TELEVISION - 1.4%
     58,000   Liberty Digital, Inc.+ .........................................................         1,772,625

OFFICE/PLANT AUTOMATION - 0.9%
     32,000   Optimal Robotics Corporation+ ..................................................         1,226,000

OIL & GAS PRODUCTION - 0.2%
     18,700   Syntroleum Corporation+ ........................................................           320,822

OILFIELD SERVICES/EQUIPMENT - 2.3%
     24,800   Core Laboratories N.V+ .........................................................           719,200
     89,600   Global Industries, Ltd.+ .......................................................         1,691,200
     16,000   Universal Compression Holdings, Inc.+ ..........................................           536,000
                                                                                                 ---------------
                                                                                                       2,946,400

OTHER PHARMACEUTICALS - 4.5%
     32,000   Celgene Corporation+ ...........................................................         1,885,000
     88,600   Dura Pharmaceuticals, Inc.+ ....................................................         1,268,088
     69,500   Jones Medical Industries, Inc. .................................................         2,773,484
                                                                                                 ---------------
                                                                                                       5,926,572

OTHER SPECIALTY STORES - 1.4%
     81,300   Rent-A-Center, Inc.+ ...........................................................         1,821,628

OTHER TELEPHONE/COMMUNICATION - 7.9%
     72,000   ICG Communications, Inc.+ ......................................................         1,595,250
     48,000   Intermedia Communications, Inc.+ ...............................................         1,425,000
    107,400   McLeod USA, Inc.+ ..............................................................         2,225,194
     27,400   MGC Communications, Inc.+ ......................................................         1,642,288
     39,500   Viatel, Inc.+ ..................................................................         1,126,984
     67,500   Winstar Communications, Inc.+ ..................................................         2,286,562
                                                                                                 ---------------
                                                                                                      10,301,278

RECREATIONAL PRODUCTS/TOYS - 0.8%
     28,000   Intranet Solutions, Inc.+ ......................................................         1,074,500

RENTAL/LEASING COMPANIES - 0.8%
     36,800   Rent-Way, Inc.+ ................................................................         1,074,100

SAVINGS AND LOAN ASSOCIATIONS - 1.1%
     42,400   Bank United Corporation, Class A ...............................................   $     1,498,575

SEMICONDUCTORS - 2.1%
     17,600   Alpha Industries, Inc.+ ........................................................           775,500
     14,000   Applied Micro Circuits Corporation+ ............................................         1,382,500
      4,800   Intersil Holding Corporation+ ..................................................           259,500
      5,000   Semtech Corporation+ ...........................................................           378,750
                                                                                                 ---------------
                                                                                                       2,796,250

SMALLER BANKS - 1.1%
     35,000   Silicon Valley Bancshares+ .....................................................         1,492,969

SPECIALTY INSURERS - 1.4%
     36,000   Radian Group, Inc. .............................................................         1,863,000

TELECOMMUNICATIONS EQUIPMENT - 3.8%
     39,000   ANTEC Corporation+ .............................................................         1,619,719
      8,700   L-3 Communications Holdings, Inc.+ .............................................           496,444
     28,500   Virata Corporation+ ............................................................         1,699,312
     25,000   Visual Networks, Inc.+ .........................................................           711,719
     25,500   Westell Technologies, Inc.+ ....................................................           382,500
                                                                                                 ---------------
                                                                                                       4,909,694

TOTAL COMMON STOCKS
 (Cost $97,066,499) ..........................................................................       129,883,962
                                                                                                 ---------------

MONEY MARKET FUND - 0.8%
  1,021,058   Chase Vista Federal Money Market Fund (Cost $1,021,058) ........................         1,021,058
                                                                                                 ---------------

TOTAL INVESTMENTS - 100.3%
(Cost $98,087,557*) ..........................................................................       130,905,020

OTHER ASSETS AND LIABILITIES - (0.3)%
(Net) ........................................................................................          (355,994)
                                                                                                 ---------------

NET ASSETS - 100.0% ..........................................................................   $   130,549,026
                                                                                                 ===============

*    Aggregate cost for federal tax purposes $98,087,557.
+    Non-income-producing security.


16  The accompanying notes are an integral part of these financial statements.

                                             -----------------------------------
                                                    THE MONTGOMERY FUNDS
                                             -----------------------------------
                                                        BALANCED FUND
                                             -----------------------------------
                                                    PORTFOLIO HIGHLIGHTS

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM FROM JULY 1, 1999, THROUGH JUNE 30, 2000?

A: The Fund underperformed its custom benchmark--60% of which consists of the S&P 500 Index and 40% of which is the Lehman Brothers Aggregate Bond Index--over the fiscal year.


Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A: For most of the fiscal year, the Fund's equity portfolio was overweighted in basic materials stocks and other cyclical areas. This overweight position in cyclicals corresponded to an underweight stance in some of the more growth-oriented areas of the market, such as technology. Because the Fund had about 65% of its assets allocated to the equity portfolio over the fiscal year, its underperformance led the Fund to underperform as well.

On June 1, 2000, however, the equity portfolio's management team was changed to more efficiently leverage investment ideas generated by our Global Research Platform, and its strategy was aligned with a more growth-oriented focus. Consistent with this transition, we deemphasized basic materials, chemicals, paper and other economically cyclical areas by lightening or eliminating its positions in Alcoa, Dow Chemical, Boise Cascade and Whirlpool. This move proved timely, as the U.S. economy appeared to be slowing soon after. We believe that, over time, this transition will add greater value for shareholders of the Balanced Fund.

Q: WHAT ABOUT THE FUND'S FIXED-INCOME PORTION?

A: We positioned the fixed-income portfolio conservatively in response to more volatile market conditions and rising interest rates, with an emphasis on bottom-up stock selection and sector positioning. This approach was rewarded, as the bonds we chose for the fixed-income portfolio helped it outperform its benchmark. Our decision to sell Occidental Petroleum and Bristol Meyers corporate bonds was timely, for example; we were able to eliminate them from the portfolio before they underperformed other corporates. In addition, the portfolio's increased weighting in long-term Treasury bonds allowed it to benefit when the Treasury commenced its buy-back program.

Over the course of the year, we pared back the fixed-income portfolio's positions in corporate bonds due to concerns about this sector's fundamentals. Rising default rates and more credit downgrades than upgrades appear to be warning signs. Credit fundamentals have also weakened, as corporations have increased their leverage by issuing debt over the past two years to finance mergers and acquisitions. Furthermore, in sectors of the equity market where prices have declined significantly, companies have been buying back stock to prop up their equity prices, a positive for equity holders but generally a negative for bond holders.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

                           Fund-of-funds, including:
                             Montgomery Growth Fund
                       Montgomery Total Return Bond Fund
                         Montgomery Equity Income Fund
                          Montgomery Money Market Fund

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
--------------------------------------------------------------------------------
                          Average annual total returns
                         for the period ended 6/30/00
--------------------------------------------------------------------------------
                            MONTGOMERY BALANCED FUND
Since inception (3/31/94) ...........................   16.29%
One year ............................................    1.62%
Five years ..........................................   13.13%

--------------------------------------------------------------------------------
                                 S&P 500 INDEX

Since 3/31/94 .......................................   23.19%
One year ............................................    7.25%
Five years ..........................................   23.80%

--------------------------------------------------------------------------------
                                LEHMAN BROTHERS
                              AGGREGATE BOND INDEX

Since 3/31/94 .......................................    6.80%
One year ............................................    4.56%
Five years ..........................................    6.25%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

              Balanced      Lehman(2)    S & P 500(1)          Lipper(3)
              --------      ---------    ------------          ---------
Mar-94         10000          10000          10000                 10000
Apr-94         10158        9920.15       10128.12              10023.71
May-94         10374        9918.76       10293.68              10071.35
Jun-94         10199        9896.84       10041.78               9905.52
Jul-94         10741       10093.42       10371.29              10110.38
Aug-94         11040       10105.95       10795.52              10355.87
Sep-94         11141         9957.2       10531.75              10190.12
Oct-94         11533        9948.33       10768.02              10257.92
Nov-94         11933        9926.24       10376.35              10020.23
Dec-94         11976        9994.78       10529.97              10087.66
Jan-95         12095       10192.58       10802.85              10197.28
Feb-95         12494       10434.92       11223.45              10493.49
Mar-95         12876       10498.94        11554.1              10704.09
Apr-95         12952       10645.59       11894.07              10922.85
May-95         13436       11057.55       12368.74               11303.1
Jun-95         13869       11138.62       12655.53              11540.45
Jul-95         14293       11113.74       13075.02              11838.41
Aug-95         14489       11247.87       13107.66              11918.02
Sep-95         14786       11357.29       13660.52              12191.77
Oct-95         14786       11504.99       13611.11              12127.57
Nov-95         15551       11677.39       14205.57              12506.87
Dec-95         15880       11841.27       14482.26              12694.27
Jan-96         15863       11919.91        14974.6              12953.46
Feb-96         16263       11712.71       15113.91              13018.39
Mar-96         16486       11631.29       15259.42              13087.23
Apr-96         16975       11565.88       15481.19              13249.23
May-96         17347        11542.4       15882.04              13416.59
Jun-96         17187        11697.4       15943.39              13418.81
Jul-96         16663       11729.41        15239.4              13042.92
Aug-96         17045       11709.75       15561.34              13270.41
Sep-96         17462       11913.82       16436.39              13745.16
Oct-96         17743       12177.72       16899.54              13989.62
Nov-96         18329       12386.71       18165.06              14656.57
Dec-96         17921       12271.14       17805.22                 14517
Jan-97         18200       12308.72       18917.01              15010.08
Feb-97         18061       12339.34       19065.52              15000.84
Mar-97         17671        12202.6       18283.61              14580.67
Apr-97         18239       12385.27       19374.15               14986.6
May-97         19270       12502.35       20558.64               15648.2
Jun-97         19705       12650.74        21472.6              16135.32
Jul-97         21152       12991.89       23180.71              17063.19
Aug-97         20923       12881.08       21883.06              16542.42
Sep-97         21655       13071.05       23080.84              17244.65
Oct-97         21339       13260.67       22310.87              16856.47
Nov-97         21389       13321.74       23342.84              17146.37
Dec-97         21330       13455.86       23743.44              17368.57
Jan-98         21247       13628.61        24005.8              17476.69
Feb-98         22123       13618.35       25736.19              18329.99
Mar-98         22645       13665.15       27053.05              18941.99
Apr-98         22858       13736.47       27330.08              19123.24
May-98         22597       13866.78       26860.96              18885.52
Jun-98         22598       13984.38       27951.24               19230.4
Jul-98         22112       14014.13       27655.83               18973.3
Aug-98         20714        14242.2       23660.22              17078.24
Sep-98         21176       14575.69       25177.22              17753.97
Oct-98         21888       14498.63          27222              18642.71
Nov-98         22527       14580.91        28871.2              19412.08
Dec-98         22648       14624.75        30533.8              20160.82
Jan-99         22889          14729       31825.88                 20522
Feb-99         22346          14472       30837.37                 19904
Mar-99         22918          14552       32076.11                 20426
Apr-99         24513          14598       33297.57                 21120
May-99         24332          14470       32527.73                 20772
Jun-99         25295          14424       34305.69                 21428
Jul-99         24693          14363          33261                 21066
Aug-99         23938          14356          33106                 20891
Sep-99         23758          14522          32189                 20636
Oct-99         23953          14576          34236                 21200
Nov-99         24240          14575          35935                 21594
Dec-99         25556          14505          36980                 22609
Jan-00         24518          35120          14457                 21962
Feb-00         24707          34456          14632                 22397
Mar-00         26439          37826          14825                 22496
Apr-00         26061          36688          14782                 19976
May-00         25952          35935          14775                 19679
Jun-00         25705          36821          15082                 20129

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

(2) The Lehman Brothers Aggregate Bond Index comprises all bonds that are investment grade, are in excess of $25 million and have at least one year to maturity.

(3)  The Lipper Flexible Portfolio Funds Average universe consists of 84 funds.

-----------------------------------
       THE MONTGOMERY FUNDS
-----------------------------------
           BALANCED FUND
-----------------------------------
       PORTFOLIO HIGHLIGHTS

Q: AT THE END OF 1999, THE FUND'S NAME CHANGED FROM THE U.S. ASSET ALLOCATION FUND TO THE BALANCED FUND. DID YOU MAKE ANY SIGNIFICANT CHANGES TO ITS STRATEGY OR POSITIONING AS A RESULT?

A: The Fund's name change was simply to more accurately describe its positioning, which has been characterized by a more consistent allocation to equities and bonds. It was accompanied by a tightening of the Fund's asset allocation bands to 50 to 80% stocks, 20 to 50% bonds, and 0 to 20% cash. In general, we expect to maintain a target asset allocation of 65% stocks and 35% bonds going forward, though we always assess market conditions to determine if that target allocation is appropriate.

Q: HOW ARE THE FUND'S COMPONENT PORTFOLIOS CURRENTLY POSITIONED?

A: In the equity portfolio, we will continue to seek investment opportunities across the broad market in leading, high-quality companies that are poised for growth. We believe that this diversified, growth-oriented approach is well positioned to benefit in current and future market conditions. In addition, we have and will continue to expend a great deal of effort on minimizing the potential tax ramifications of the portfolio's transition, while recognizing the importance of making constructive changes that will serve to enhance its performance and that of the Balanced Fund. Right now we believe that technology, health care, telecommunications and more-traditional growth sectors hold the best opportunities.

On the fixed-income side, it is difficult to tell whether the recent series of weak economic data will ward off further interest rate hikes. We do expect the Federal Reserve to eventually continue raising rates, as consumer confidence and retail spending are still strong. Because of this potential and weakening corporate credit fundamentals, we anticipate maintaining a defensive stance in the near term. Once the Fed stops raising rates, we believe that bonds will likely perform very well. At that point we intend to become more aggressive in the fixed-income portfolio, taking advantage of the attractive values that have developed in the non-Treasury segments of the market.

PORTFOLIO INVESTMENTS
June 30, 2000

SHARES                                                                                           VALUE (NOTE 1)
INVESTMENT COMPANY SECURITIES -- 99.9%
BOND MUTUAL FUND - TAXABLE -- 33.4%
  1,869,686   Montgomery Total Return Bond Fund ..............................................   $    21,183,539

EQUITY MUTUAL FUNDS-- 66.5%
    658,562   Montgomery Equity Income Fund ..................................................         9,097,495
  1,570,003   Montgomery Growth Fund .........................................................        33,142,765
                                                                                                 ---------------
                                                                                                      42,240,260

TOTAL INVESTMENT COMPANY SECURITIES
(Cost $63,762,551) ...........................................................................        63,423,799

MONEY MARKET FUND -- 0.0%@
     38,218   Chase Vista Federal Money Market Fund (Cost $38,218) ...........................            38,218

TOTAL INVESTMENTS -- 99.9%
(Cost $63,800,769*) ..........................................................................   $    63,462,017

OTHER ASSETS AND LIABILITIES -- 0.1%
(Net) ........................................................................................            58,608
                                                                                                 ---------------

NET ASSETS -- 100.0% .........................................................................   $    63,520,625
                                                                                                 ===============

*    Aggregate cost for federal tax purposes $68,105,429.
@    Amount represents less than 0.1%.


18  The accompanying notes are an integral part of these financial statements.

                                             -----------------------------------
                                                    THE MONTGOMERY FUNDS
                                             -----------------------------------
                                                  INTERNATIONAL GROWTH FUND
                                             -----------------------------------
                                                    PORTFOLIO HIGHLIGHTS

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED JUNE 30, 2000?

A: Two strong quarters were not sufficient to offset two weaker quarters, and the Fund underperformed its benchmark, the Morgan Stanley Capital International
(MSCI) Europe, Australasia and Far East (EAFE) Index, for the year. The Fund returned 10.16%, versus a return of 17.44% for the benchmark.

Q: WHAT FACTORS CONTRIBUTED MOST TO THE FUND'S PERFORMANCE?

A: After a weak third quarter, international markets rallied during the fourth quarter of 1999 and the first quarter of 2000. Growth-oriented stocks, especially those in the technology and telecommunications sectors, dominated markets around the world. In March, however, fears of rising interest rates sparked a mass exodus out of growth-oriented technology and telecom stocks and into more-defensive areas, such as utilities and consumer staples. By June growth stocks had begun to recover, though investors were now favoring companies with near-term earnings visibility over more-speculative, concept-driven firms.

Our bottom-up process led us to overweight tech and telecom stocks throughout the year. When these sectors went into a broad decline, the Fund certainly felt the effects--but not to the extent that it could have had we focused on concept-driven Internet stocks, which were among the hardest hit during the market sell-off. Instead we continued to favor companies that are instrumental in building and maintaining the Internet's infrastructure. In addition, a significant share of the Fund is devoted to leading telecom-equipment companies such as Nokia, which didn't decline as far in April and early May and rebounded more quickly in late May and June than did more-speculative stocks.

Q: WERE THERE ANY STOCKS THAT MADE A PARTICULARLY STRONG CONTRIBUTION TO THE FUND'S RETURNS?

A: Nokia was one of the Fund's largest and strongest holdings during the fiscal year. The company, in which the Fund has invested for several years, is the world's leading provider of wireless handsets and has a significant telecom infrastructure business. Its dominant position in the industry helped Nokia avoid component shortages that hurt several of its competitors during the first half of 2000. Nokia's continued market leadership and innovation bolstered its shares over much of the fiscal year.

Another strong performer was Alcatel. Shares of this French company lagged those of its competitors for most of the past decade, but recently it has emerged as a very strong player in the telecom-equipment sector. We bought Alcatel's stock in early 2000 as it was announcing plans to acquire Newbridge Networks. With the acquisition of Newbridge, we saw Alcatel as an attractively valued company with a strong presence in several key segments of the telecom-equipment landscape.
As the magnitude of Alcatel's transformation became more widely known, the stock appreciated significantly.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
John Boich, CFA .........................................   Senior Portfolio Manager
Oscar Castro, CFA .......................................   Senior Portfolio Manager


--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------
                          Average annual total returns
                         for the period ended 6/30/00

--------------------------------------------------------------------------------
                                   MONTGOMERY
                           INTERNATIONAL GROWTH FUND
Since inception (7/3/95) ................................   16.15%
One year ................................................   10.16%
Three years .............................................   11.59%


--------------------------------------------------------------------------------
                                MSCI EAFE INDEX
Since 7/3/95 ............................................   11.63%
One year ................................................   17.44%
Three years .............................................   10.48%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.


                International
                    Growth      MSCI EAFE(1)    Lipper(2)
                -------------   ------------    ---------
Jun-95               10000         10000          10000
Jul-95               10083      10622.56        10535.91
Aug-95               10058      10217.35        10339.11
Sep-95               10417       10416.9        10495.93
Oct-95               10675      10136.89        10286.61
Nov-95               10783      10418.93        10396.57
Dec-95               11142      10838.72        10708.57
Jan-96               11392      10883.21        10949.63
Feb-96               11617         10920        10995.95
Mar-96               11842       11151.9        11186.91
Apr-96               12600      11476.12        11540.05
May-96               12925      11264.94         11508.2
Jun-96               12758      11328.34        11585.43
Jul-96               12183      10997.25        11150.67
Aug-96               12500      11021.34         11278.4
Sep-96               12717      11314.13        11521.57
Oct-96               12737      11198.36        11444.71
Nov-96               13420      11643.92        11933.52
Dec-96               13477      11494.13        11976.28
Jan-97               13747      11091.87        11932.77
Feb-97               13683      11273.29        12085.45
Mar-97               13730      11314.11        12118.03
Apr-97               13739      11374.14           12118
May-97               14572       12114.3        12136.05
Jun-97               15208      12782.37        12853.97
Jul-97               15704      12989.16        13453.37
Aug-97               14899      12019.08        12815.77
Sep-97               15789      12692.37        13615.29
Oct-97               14572      11716.78        12571.16
Nov-97               14750      11597.33         12453.9
Dec-97               14845      11698.49        12552.73
Jan-98               15478       12233.5        12862.04
Feb-98               16937      13018.47        13712.55
Mar-98               17862      13419.33        14414.36
Apr-98               18506      13525.55        14615.61
May-98               18717       13459.9        14632.53
Jun-98               18747       13561.8        14527.51
Jul-98               19129       13699.3         14763.5
Aug-98               16283       12002.1         12643.2
Sep-98               15529      11634.14        12174.74
Oct-98               17078      12846.89        13087.66
Nov-98               18144      13505.05         13759.6
Dec-98               19105      14037.82        14192.05
Jan-99               19862         13996           14307
Feb-99               18791         13663           13932
Mar-99               18468         14233           14420
Apr-99               18994         14810           15083
May-99               18519         14047           14466
Jun-99               19186         14595           15227
Jul-99               19236         15029           15620
Aug-99               18963         15083           15757
Sep-99               18650         15235           15817
Oct-99               19823         15806           16425
Nov-99               21492         16355           17694
Dec-99               24120         17823           19814
Jan-00               22781         16906           18695
Feb-00               24037         17365           19805
Mar-00               24253         18041           19961
Apr-00               21835         17095           18702
May-00               20239         16681           18096
Jun-00               21135         17337           18896

(1) The Morgan Stanley Capital International EAFE Index is composed of 20 developed market countries in Europe, Australasia and the Far East.

(2)  The Lipper International Funds Average universe consists of 267 funds.

-----------------------------------
       THE MONTGOMERY FUNDS
-----------------------------------
    INTERNATIONAL GROWTH FUND
-----------------------------------
       PORTFOLIO HIGHLIGHTS


Q: WERE THERE ANY DISAPPOINTMENTS?

A: Growth stocks struggled during much of the second quarter, with telecom stocks among the hardest hit. Many of these companies have been making huge capital expenditures to build networks, and rising interest rates have increased their financing costs. The previously hot initial public offering (IPO) market also slowed down, casting some doubt on the future of companies in need of near-term funding. In addition, foreign telecom stocks were depressed by the unexpectedly high prices paid at auction for third-generation wireless licenses in the United Kingdom. Investors and companies alike began reassessing the cost of developing third-generation wireless networks, which would enable users to access the Internet and receive high-quality audio and video feeds via cellular phones.

These trends clouded the outlook for two of our holdings, Global TeleSystems Group (GTS) and Equant. Both GTS and Equant had contributed gains to the Fund earlier in the fiscal year, but we felt that the near-term outlook for both companies was poor. As a result, we sold our positions, putting the proceeds into stocks that we think have better near-term potential.

Q: HOW IS THE FUND CURRENTLY POSITIONED, AND WHERE DO YOU SEE THE BEST OPPORTUNITIES IN THE COMING YEAR?

A: Reflecting an aggregate picture of our bottom-up stock selection process, the Fund is now overweighted in Europe and underweighted in Japan. We remain very selective in Japan, focusing primarily on companies that have more-transparent, Western-style approaches to shareholder relations.

In addition, the Fund remains overweighted in tech and telecom stocks. We continue to look for companies that, in our opinion, have strong management teams, good earnings visibility and the best potential to deliver positive earnings surprises. At the same time, we have trimmed the Fund's positions in companies with good long-term plans but shakier short-term prospects. Going forward we believe that we'll see more mergers and acquisitions, particularly in the telecom industry. Many companies are looking to increase their scale, global reach and product lines through strategic acquisitions. A continuation of this trend may be very positive for these companies and for the Fund.

-----------------------------------------------------------
                      TOP TEN HOLDINGS
-----------------------------------------------------------
          (as a percentage of total net assets)
Nokia Oyj ........................................     3.1%
Samsung Electronics Company ......................     3.1%
Elan Corporation PLC, ADR ........................     2.7%
Muenchener Rueckversicherungs-Gesellschaft AG ....     2.7%
Julius Baer Holding AG ...........................     2.5%
Alcatel S.A., ADR ................................     2.5%
NEC Corporation ..................................     2.2%
San Paolo-IMI SpA ................................     2.2%
Nissan Motor Company, Ltd. .......................     2.2%
Diageo PLC .......................................     2.2%


-----------------------------------------------------------
                    TOP FIVE COUNTRIES
-----------------------------------------------------------
          (as a percentage of total net assets)
United Kingdom ...................................    15.8%
Japan ............................................    14.3%
Germany ..........................................    12.0%
France ...........................................     9.1%
Finland ..........................................     6.5%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

                                                  -----------------------------
                                                      THE MONTGOMERY FUNDS
                                                  -----------------------------
                                                    INTERNATIONAL GROWTH FUND
                                                  -----------------------------
                                                           INVESTMENTS

PORTFOLIO INVESTMENTS
June 30, 2000

SHARES                                                                                               VALUE (NOTE 1)
COMMON STOCKS -- 94.8%
AUSTRALIA -- 2.8%
      1,360,700   Cable & Wireless Optus Ltd.+
                  (Other Telephone/Communication) ................................................   $     4,047,139
        717,700   Qantas Airways Ltd. (Airlines) .................................................         1,448,825
                                                                                                     ---------------
                                                                                                           5,495,964
CANADA -- 2.1%
         16,100   Ballard Power Systems, Inc.+
                  (Electrical Products) ..........................................................         1,447,491
         39,200   Nortel Networks Corporation
                  (Telecommunications Equipment) .................................................         2,675,400
                                                                                                     ---------------
                                                                                                           4,122,891
CHINA/HONG KONG -- 1.0%
        156,000   Hutchison Whampoa Ltd.+
                  (Multi-Sector Companies) .......................................................         1,961,131
DENMARK -- 1.6%
         82,160   Vestas Wind Systems A/S+
                  (Electrical Products) ..........................................................         3,014,140
FINLAND -- 6.5%
         37,000   Helsinki Telephone
                  (Other Telephone/Communication) ................................................         3,620,808
        118,520   Nokia Oyj+
                  (Telecommunications Equipment) .................................................         6,042,210
         63,600   Sonera Oyj
                  (Other Telephone/Communication) ................................................         2,896,589
                                                                                                     ---------------
                                                                                                          12,559,607
FRANCE -- 9.1%
         72,584   Alcatel S.A., ADR
                  (Telecommunications Equipment) .................................................         4,826,836
         12,450   Castorama Dubois S.A.
                  (Building Material Chains) .....................................................         3,075,569
         35,980   Societe Television Francaise+
                  (Broadcasting) .................................................................         2,505,189
         33,400   STMicroelectronics N.V.+
                  (Semiconductors) ...............................................................         2,102,552
         19,490   Total Fina S.A., Class B
                  (Oil Refining/Marketing) .......................................................         2,985,477
         23,661   Vivendi (Water Supply) .........................................................         2,086,395
                                                                                                     ---------------
                                                                                                          17,582,018
GERMANY -- 8.9%
         38,000   Bayerische Hypo-und Vereinsbank AG
                  (Non-U.S. Banks) ...............................................................         2,468,239
         28,150   Consors Discount Broker AG+
                  (Investment Bankers/Brokers/Services) ..........................................         2,510,420
         32,740   Deutsche Telekom AG
                  (Other Telephone/Communication) ................................................         1,861,150
         15,640   EM.TV & Merchandising AG
                  (Movies/Television) ............................................................           920,404
         19,350   Infineon Technologies AG+
                  (Electronic Components) ........................................................         1,531,847
         16,420   Muenchener Rueckversicherungs-Gesellschaft AG
                  (Multi-Line Insurance) .........................................................         5,207,403
         18,945   Siemens AG
                  (Diversified Electronic Products) ..............................................         2,845,978
                                                                                                     ---------------
                                                                                                          17,345,441
IRELAND -- 2.7%
        107,600   Elan Corporation PLC, ADR+
                  (Other Pharmaceuticals) ........................................................         5,211,875
ITALY -- 2.8%
        241,000   San Paolo-IMI SpA
                  (Non-U.S. Banks) ...............................................................         4,252,508
        112,300   Telecom Italia Mobile SpA
                  (Cellular Telephone) ...........................................................         1,141,809
                                                                                                     ---------------
                                                                                                           5,394,317
JAPAN -- 14.3%
        194,000   Daiwa Securities Group, Inc.
                  (Investment Bankers/Brokers/Services) ..........................................         2,558,764
         59,000   Fujitsu Ltd. (Electronic Data Processing) ......................................         2,039,945
        137,000   NEC Corporation
                  (Diversified Electronic Products) ..............................................         4,297,989
            203   Nippon Telegraph &
                  Telephone Corporation
                  (Other Telephone/Communication) ................................................         2,696,594
        720,000   Nissan Motor Company, Ltd.
                  (Motor Vehicles) ...............................................................         4,239,484
         61,000   Nomura Securities Company, Ltd.
                  (Investment Bankers/Brokers/Services) ..........................................         1,491,309
            119   NTT DoCoMo, Inc. (Cellular Telephone) ..........................................         3,217,580
          6,300   Rohm Company, Ltd. (Semiconductors) ............................................         1,845,871
          2,400   Softbank Corporation (Internet Services) .......................................           325,592
         30,000   Takeda Chemical Industries, Ltd.
                  (Major Pharmaceuticals) ........................................................         1,967,121
        374,000   The Sanwa Bank, Ltd. (Non-U.S. Banks) ..........................................         2,980,866
                                                                                                     ---------------
                                                                                                          27,661,115
KOREA -- 3.1%
         17,980   Samsung Electronics Company
                  (Diversified Electronic Products) ..............................................         5,950,198
NETHERLANDS -- 6.2%
         63,900   ASM Lithography Holding N.V.+
                  (Electronic Production Equipment) ..............................................         2,743,865
         37,700   Heineken N.V. (Alcoholic Beverages) ............................................         2,292,334
         58,638   KPN N.V.+
                  (Other Telephone/Communication) ................................................         2,620,265
         45,800   Versatel Telecom International N.V.+
                  (Other Telephone/Communication) ................................................         1,922,094


  The accompanying notes are an integral part of these financial statements.  21

-----------------------------
    THE MONTGOMERY FUNDS
-----------------------------
  INTERNATIONAL GROWTH FUND
-----------------------------
         INVESTMENTS

SHARES                                                                                               VALUE (NOTE 1)
COMMON STOCKS -- CONTINUED
NETHERLANDS -- CONTINUED
         48,500   VNU N.V. (Books/Magazines) .....................................................   $     2,502,623
                                                                                                     ---------------
                                                                                                          12,081,181
PORTUGAL -- 1.2%
        464,000   Banco Comercial Portugues S.A.
                  (Non-U.S. Banks) ...............................................................         2,411,965
SPAIN -- 2.7%
        126,300   Altadis S.A. (Tobacco) .........................................................         1,938,277
        222,200   Banco Bilbao Vizcaya Argentaria S.A.
                  (Major Banks) ..................................................................         3,316,766
                                                                                                     ---------------
                                                                                                           5,255,043
SWEDEN -- 4.7%
        127,700   Skandia Forsakrings AB (Life Insurance) ........................................         3,370,424
        197,000   Telefonaktiebolaget LM Ericsson AB+
                  (Telecommunications Equipment) .................................................         3,894,030
        198,700   Telia AB+
                  (Other Telephone/Communication) ................................................         1,868,158
                                                                                                     ---------------
                                                                                                           9,132,612
SWITZERLAND -- 4.9%
         18,255   ABB Ltd. (Natural Gas Distribution) ............................................         2,182,529
          1,243   Julius Baer Holding AG (Non-U.S. Banks) ........................................         4,909,283
          2,790   Serono S.A.+ (Other Pharmaceuticals) ...........................................         2,323,434
                                                                                                     ---------------
                                                                                                           9,415,246
UNITED KINGDOM -- 15.8%
        100,200   Barclays PLC (Non-U.S. Banks) ..................................................         2,482,757
        114,000   Cable & Wireless PLC
                  (Other Telephone/Communication) ................................................         1,929,690
         12,500   COLT Telecom Group PLC, ADR+
                  (Other Telephone/Communication) ................................................         1,687,109
        471,400   Diageo PLC (Alcoholic Beverages) ...............................................         4,235,733
        595,900   Dixons Group PLC+
                  (Computer/Video Chains) ........................................................         2,375,235
        250,600   Freeserve PLC+ (Internet Services) .............................................         1,220,645
        623,900   Invensys PLC
                  (Industrial Machinery/Components) ..............................................         2,335,838
        318,600   Next PLC
                  (Clothing/Shoe/Accessory Stores) ..............................................         2,797,696
        130,000   Pearson PLC (Books/Magazines) ..................................................         4,060,841
        280,700   Scottish Power PLC (Non-U.S. Utilities) ........................................         2,367,227
        105,300   Shire Pharmaceuticals Group PLC+
                  (Other Pharmaceuticals) ........................................................         1,822,246
        837,174   Vodafone AirTouch PLC
                  (Cellular Telephone) ...........................................................         3,406,595
                                                                                                     ---------------
                                                                                                          30,721,612
UNITED STATES -- 4.4%
         46,500   Atmel Corporation+ (Semiconductors) .............................................         1,714,687
         13,900   Flextronics International Ltd.+
                  (Electronic Components) ........................................................           955,191
         51,000   NTL, Inc.+
                  (Other Telephone/Communication) ................................................         3,055,219
         47,000   Sprint Corporation+ (Cellular Telephone) .......................................         2,796,500
                                                                                                     ---------------
                                                                                                           8,521,597

TOTAL COMMON STOCKS
(Cost $168,941,924) ..............................................................................   $   183,837,953
                                                                                                     ---------------
PREFERRED STOCKS -- 3.1%

GERMANY -- 3.1%
            941   Porsche AG (Motor Vehicles) ....................................................         2,557,943
         19,104   SAP AG (Computer Software) .....................................................         3,525,833
                                                                                                     ---------------
TOTAL PREFERRED STOCKS
(Cost $5,889,041) ................................................................................         6,083,776
                                                                                                     ---------------

TOTAL INVESTMENTS -- 97.9%
(Cost $174,830,965*) .............................................................................       189,921,729

OTHER ASSETS AND LIABILITIES -- 2.1%
(Net) ............................................................................................         4,017,910
                                                                                                     ---------------

NET ASSETS -- 100.0% .............................................................................   $   193,939,639
                                                                                                     ===============

*    Aggregate cost for federal tax purposes $176,184,484.
+    Non-income-producing security.


ABBREVIATIONS
ADR  American Depositary Receipt


22  The accompanying notes are an integral part of these financial statements.

                                                  -----------------------------
                                                      THE MONTGOMERY FUNDS
                                                  -----------------------------
                                                    GLOBAL OPPORTUNITIES FUND
                                                  -----------------------------
                                                      PORTFOLIO HIGHLIGHTS

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED JUNE 30, 2000?

A: The Fund outperformed its benchmark, the Morgan Stanley Capital International
(MSCI) World Index, by a wide margin over the past year, returning 21.46%, compared with 12.53% for the benchmark. In recognition of its long-term performance, the Fund has earned an overall five-star rating from Morningstar for its risk-adjusted returns for the period ended 6/30/00 among 1,148 international equity funds. The Fund also received four and five stars for the three- and five-year periods ended 6/30/00 among 1,148 and 701 international equity funds, respectively.*

Q: WHAT FACTORS CONTRIBUTED TO THESE RESULTS?

A: Stock selection made a big difference in the Fund's performance relative to its benchmark over the past year. Although the Fund was underweighted in the United States versus the index, for example, our stock selection there contributed outsized gains. Some of the Fund's best performers included U.S. technology and telecommunications stocks, such as Cisco Systems and Sprint PCS. The Fund's performance was also driven by a number of its telecom holdings in Germany and the United Kingdom, including Orange, COLT Telecom and Mannesmann. European tech stocks such as Infineon were also very strong.

The huge worldwide growth in demand for end-use products like cell phones and personal digital assistants (PDAs) was a powerful catalyst during the financial year. Atmel, a U.S.-based semiconductor maker that is the leading supplier of flash memory, and Epcos, a major German component supplier, were among the Fund's strongest performers.

Q: WERE THERE ANY DISAPPOINTMENTS?

A: The Fund's performance weakened during the second quarter of 2000, as communications stocks such as Global TeleSystems (GTS) and Equant came under pressure. Rising interest rates created uncertainty about the outlook for newer entrants and companies whose business models would take some time to unfold. This created a domino effect, sparking a corresponding slowdown in the initial public offering (IPO) market and leaving somewhat in doubt the future of companies that need more funding. Although both GTS and Equant should ultimately capitalize on the demand for data communications, their near-term prospects are clouded by the capital expenditures necessary to build their businesses as well as by the less certain availability and cost of future financing. As a result, we eliminated GTS and Equant from the portfolio to focus on investments that are more attractive in the near term.

A few of the Fund's Japanese holdings were also weak over the past year. Our shares in Daiwa Securities, for example, declined along with the Japanese market in the first half of 2000. We believe, however, that this downturn will be temporary. Daiwa is a leading player in Japan's securities markets and should be a prime beneficiary as an equity culture takes root there. Over the next two years, US$ 1 trillion in Japanese postal savings plans (low-yielding fixed-income deposits) will mature. Given that

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
John Boich, CFA ....................................... Senior Portfolio Manager
Oscar Castro, CFA ..................................... Senior Portfolio Manager

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
--------------------------------------------------------------------------------

                          Average annual total returns
                         for the period ended 6/30/00

--------------------------------------------------------------------------------
                                   MONTGOMERY
                           GLOBAL OPPORTUNITIES FUND
Since inception (9/30/93) ............................................    18.38%
One year .............................................................    21.46%
Five years ...........................................................    22.22%


--------------------------------------------------------------------------------
                                MSCI WORLD INDEX
Since 9/30/93 ........................................................    15.44%
One year .............................................................    12.53%
Five years ...........................................................    17.53%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


                     Global
                  Opportunities         Index(1)     Lipper (2)
                       ----            --------     ----------
Sep-93                10000             10000         10000
Oct-93                10692          10273.16      10414.67
Nov-93                10708           9689.62      10134.58
Dec-93                11850          10161.38      10926.79
Jan-94                12533          10829.21      11441.64
Feb-94                12350          10686.68      11195.61
Mar-94                11508          10223.56      10705.24
Apr-94                11650          10537.56       10886.6
May-94                11517          10561.93      10867.98
Jun-94                10767          10530.18       10647.5
Jul-94                11217          10727.96      10970.54
Aug-94                11858          11048.59      11368.42
Sep-94                11608          10755.85      11154.33
Oct-94                11883          11059.33      11336.46
Nov-94                11096          10577.23      10834.02
Dec-94                10836          10677.17      10735.18
Jan-95                10292          10514.34      10430.83
Feb-95                10421          10665.08      10615.97
Mar-95                10343          11176.54      10880.26
Apr-95                10663          11563.46      11232.46
May-95                10983          11659.76      11475.98
Jun-95                11459          11653.55      11664.75
Jul-95                12082             12234      11257.59
Aug-95                11866          11958.82      12080.26
Sep-95                12315          12304.54       12321.3
Oct-95                12030          12108.17      12077.59
Nov-95                12403          12525.95      12289.57
Dec-95                12707          12889.52      12520.65
Jan-96                12985          13120.03      13197.24
Feb-96                13289          13197.24       12984.7
Mar-96                13733          13414.11      13209.46
Apr-96                14550          13726.78       13614.5
May-96                14923           13735.9      13738.61
Jun-96                14741           13802.6       13725.6
Jul-96                13768          13312.04      13144.73
Aug-96                14280          13462.28      13459.75
Sep-96                14880          13986.58      13867.65
Oct-96                14822          14081.45      13898.98
Nov-96                15453          14867.78      14590.42
Dec-96                15271          14626.88      14614.76
Jan-97                15956          14800.42      14936.98
Feb-97                15700          14967.87      15014.54
Mar-97                15508          14669.01      14823.53
Apr-97                15563           15145.7      15047.95
May-97                16704          16077.79      15921.76
Jun-97                17498          16876.91       16621.2
Jul-97                18292          17651.45      17462.06
Aug-97                17480          16467.87      16440.17
Sep-97                18420          17359.75      17445.45
Oct-97                16750          16443.28      16321.21
Nov-97                16941          16731.46       16402.2
Dec-97                16959          16932.57      16607.58
Jan-98                17654          17401.64      16819.89
Feb-98                19648          18575.94      18019.92
Mar-98                21085          19357.49      18928.31
Apr-98                22070          19543.74       19263.6
May-98                21966          19295.89      19137.64
Jun-98                22244          19750.91      19227.15
Jul-98                22963          19716.29      19269.87
Aug-98                18477          17084.11      16350.26
Sep-98                17712          17383.32      16323.32
Oct-98                19428          18951.79      17414.88
Nov-98                20888          20075.87      18422.84
Dec-98                22514          21053.62      19258.84
Jan-99                24202             21512         19667
Feb-99                23438             20936         19091
Mar-99                23921             21805         19807
Apr-99                24270             22661         20779
May-99                24015             21830         20187
Jun-99                25732             22845         21296
Jul-99                25960             22774         21324
Aug-99                25681             22730         21279
Sep-99                25252             22507         21075
Oct-99                27009             23674         21979
Nov-99                30442             24337         23421
Dec-99                35471             26303         26039
Jan-00                34336             24794         24932
Feb-00                38594             24858         26316
Mar-00                38335             26573         27029
Apr-00                33532             25446         25559
May-00                30209             24799         24731
Jun-00                31257             25631         25784


(1) The Morgan Stanley Capital International World Index measures the performance of selected stocks in 22 developed countries. The index is presented net of dividend withholding taxes.

(2)  The Lipper Global Funds Average universe consists of 57 funds.

* Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance through 6/30/00. Ratings are subject to change monthly, and past performance is no guarantee of future results. Morningstar ratings on U.S.-domiciled funds are calculated from a funds' three, five, 10-year average annual total returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of funds in a broad asset class receive five stars; the next 22.5% receive four stars; the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. Ratings are for Class R shares only; other classes may vary.

-----------------------------
    THE MONTGOMERY FUNDS
-----------------------------
  GLOBAL OPPORTUNITIES FUND
-----------------------------
    PORTFOLIO HIGHLIGHTS

country's low interest rates, we expect a significant portion of that money to flow into Japan's stock market. Daiwa also stands to benefit from an upsurge in merger and acquisition activity in Japan, a trend that is gathering steam in Europe as well.

Q: DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE FUND'S POSITIONING?

A: Changes in positioning during the year resulted from our bottom-up stock selection process rather than from macroeconomic themes, an approach that has led us to focus a significant portion of the Fund in technology and telecommunications. During the second quarter of 2000, we did reduce the Fund's exposure to tech and telecom stocks that we thought were more vulnerable to a near-term downturn. At the same time, however, we took advantage of the market correction to add to the Fund's positions in companies that we believe have the strongest business fundamentals.

Q: WHAT OPPORTUNITIES DO YOU SEE GOING FORWARD, AND HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THEM?

A: We remain excited about opportunities emerging from the growth of wireless communications. The next generation of wireless technology will allow users to access the Internet via their cell phones. This is helping increase subscribers worldwide and should translate into strong growth for a variety of companies in the portfolio, including telecom-equipment manufacturers and component suppliers.

As we enter the second half of 2000, it appears that the U.S. economy is finally slowing, whereas Europe is gaining momentum. As this trend has enhanced the growth prospects of European companies, our bottom-up process has led us to favor European stocks over U.S. equities. On a sector basis, the Fund continues to overweight tech and telecom stocks while underweighting consumer nondurables, financial services and health-care issues.

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                     (as a percentage of total net assets)
Nokia Oyj .............................................................  3.1%
Samsung Electronics Company ...........................................  3.0%
Elan Corporation PLC, ADR .............................................  2.8%
Sprint Corporation ....................................................  2.4%
Alcatel S.A., ADR .....................................................  2.3%
Total Fina S.A., Class B ..............................................  2.2%
Cisco Systems, Inc. ...................................................  2.2%
Pearson PLC ...........................................................  2.1%
Nortel Networks Corporation ...........................................  2.1%
Cable & Wireless Optus Ltd. ...........................................  2.1%


--------------------------------------------------------------------------------
                               TOP FIVE COUNTRIES
--------------------------------------------------------------------------------
                     (as a percentage of total net assets)
United States ......................................................... 23.9%
United Kingdom ........................................................ 10.8%
France ................................................................ 10.2%
Germany ...............................................................  6.9%
Japan .................................................................  6.1%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

The recent growth rate in the stock market has helped produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

                                                  -----------------------------
                                                      THE MONTGOMERY FUNDS
                                                  -----------------------------
                                                    GLOBAL OPPORTUNITIES FUND
                                                  -----------------------------
                                                           INVESTMENTS

PORTFOLIO INVESTMENTS
June 30, 2000

SHARES                                                                                               VALUE (NOTE 1)
COMMON STOCKS -- 91.4%

AUSTRALIA -- 2.1%
        591,900   Cable & Wireless Optus Ltd.+ (Other Telephone/Communication) ...................   $     1,760,492
BERMUDA -- 2.9%
         56,600   FLAG Telecom Holdings Ltd.+ (Other Telephone/Communication) ....................           845,462
         62,515   Global Crossing Ltd.+ (Other Telephone/Communication) ..........................         1,646,880
                                                                                                     ---------------
                                                                                                           2,492,342
CANADA -- 2.8%
          6,400   Ballard Power Systems, Inc.+ (Electrical Products) .............................           575,400
         26,200   Nortel Networks Corporation (Telecommunications Equipment) .....................         1,788,150
                                                                                                     ---------------
                                                                                                           2,363,550
CHINA/HONG KONG -- 1.6%
         74,000   Hutchison Whampoa Ltd. (Multi-Sector Companies) ................................           930,280
         68,000   Television Broadcasts Ltd. (Broadcasting) ......................................           453,595
                                                                                                     ---------------
                                                                                                           1,383,875
DENMARK -- 1.1%
         25,590   Vestas Wind Systems A/S+ (Electrical Products) .................................           938,800
FINLAND -- 5.0%
         51,720   Nokia Oyj+ (Telecommunications Equipment) ......................................         2,636,712
         36,800   Sonera Oyj (Other Telephone/Communication) .....................................         1,676,014
                                                                                                     ---------------
                                                                                                           4,312,726
FRANCE -- 10.2%
         30,242   Alcatel S.A., ADR (Telecommunications Equipment) ...............................         2,011,093
          3,310   Canal Plus S.A.+ (Cable Television) ............................................           555,645
          3,220   Castorama Dubois S.A. (Building Material Chains) ...............................           795,448
         19,500   Societe Television Francaise+ (Broadcasting) ...................................         1,357,732
         15,300   STMicroelectronics N.V.+ (Semiconductors) ......................................           963,146
         12,210   Total Fina S.A., Class B (Oil Refining/Marketing) ..............................         1,870,327
         13,778   Vivendi (Water Supply) .........................................................         1,214,925
                                                                                                     ---------------
                                                                                                           8,768,316
GERMANY --5.0%
         18,200   Bayerische Hypo-und Vereinsbank AG (Non-U.S. Banks) ............................         1,182,156
         12,390   Consors Discount Broker AG+ (Insurance Brokers/Services) .......................         1,104,942
         12,410   EM.TV & Merchandising AG (Movies/Entertainment) ................................           730,320
          6,500   Epcos AG+ (Electronic Components) ..............................................           653,447
          7,260   Infineon Technologies AG+ (Electronic Components) ..............................           574,740
                                                                                                     ---------------
                                                                                                           4,245,605
IRELAND -- 2.8%
         50,200   Elan Corporation PLC, ADR+ (Other Pharmaceuticals) .............................         2,431,563
ITALY -- 0.6%
         49,300   Telecom Italia Mobile SpA (Cellular Telephone) .................................           501,257

JAPAN -- 6.1%
         31,000   Daiwa Securities Group, Inc. (Investment Bankers/Brokers/Services) .............           408,875
         36,000   NEC Corporation (Diversified Electronic Products) ..............................         1,129,398
             40   Nippon Telegraph & Telephone Corporation (Other Telephone/Communication) .......           531,349
             59   NTT DoCoMo, Inc. (Cellular Telephone) ..........................................         1,595,271
          4,900   Rohm Company, Ltd. (Semiconductors) ............................................         1,435,677
          1,200   Softbank Corporation (Internet Services) .......................................           162,796
                                                                                                     ---------------
                                                                                                           5,263,366
KOREA -- 3.0%
          7,870   Samsung Electronics Company (Diversified Electronic Products) ..................         2,604,453
NETHERLANDS -- 5.3%
         29,500   ASM Lithography Holding N.V.+ (Electronic Production Equipment) ................         1,266,730
          9,500   Heineken N.V. (Alcoholic Beverages) ............................................           577,644
         24,630   KPN N.V.+ (Other Telephone/Communication) ......................................         1,100,602
         12,700   Versatel Telecom International N.V.+ (Other Telephone/Communication) ...........           532,982
         20,900   VNU N.V. (Books/Magazines) .....................................................         1,078,450
                                                                                                     ---------------
                                                                                                           4,556,408
SPAIN -- 1.4%
         55,800   Banco Bilbao Vizcaya Argentaria S.A. (Non-U.S. Banks) ..........................           832,923
         12,400   Jazztel PLC+ (Other Telephone/Communication) ...................................           326,275
                                                                                                     ---------------
                                                                                                           1,159,198

                                                                              25
  The accompanying notes are an integral part of these financial statements.

-----------------------------
    THE MONTGOMERY FUNDS
-----------------------------
  GLOBAL OPPORTUNITIES FUND
-----------------------------
        INVESTMENTS

SHARES                                                                                               VALUE (NOTE 1)
COMMON STOCKS -- CONTINUED

SWEDEN -- 2.5%
         64,500   Telefonaktiebolaget LM Ericsson AB+ (Telecommunications Equipment) .............   $     1,274,949
         91,600   Telia AB+ (Other Telephone/Communication) ......................................           861,214
                                                                                                     ---------------
                                                                                                           2,136,163

SWITZERLAND -- 4.3%
          7,370   ABB Ltd. (Electrical Products) .................................................           881,142
            386   Julius Baer Holding AG (Non-U.S. Banks) ........................................         1,524,524
          1,556   Serono S.A.+ (Other Pharmaceuticals) ...........................................         1,295,793
                                                                                                     ---------------
                                                                                                           3,701,459

UNITED KINGDOM -- 10.8%
          8,400   Bookham Technology PLC+ (Semiconductors) .......................................           483,362
         47,400   Cable & Wireless PLC (Other Telephone/Communication) ...........................           802,345
          6,700   COLT Telecom Group PLC, ADR+ (Other Telephone/Communication) ...................           904,291
        195,200   Dixons Group PLC+ (Computer/Video Chains) ......................................           778,060
        124,600   Freeserve PLC+ (Internet Services) .............................................           606,913
        135,900   Next PLC (Clothing/Shoe/Accessory Stores) ......................................         1,193,367
         58,100   Pearson PLC (Books/Magazines) ..................................................         1,814,883
        122,300   Scottish Power PLC (Non-U.S. Utilities) ........................................         1,031,392
        414,774   Vodafone AirTouch PLC (Cellular Telephone) .....................................         1,687,782
                                                                                                     ---------------
                                                                                                           9,302,395
UNITED STATES -- 23.9%
         41,100   Atmel Corporation+ (Semiconductors) ............................................         1,515,562
         20,400   Carrier Access Corporation+ (Telecommunications Equipment) .....................         1,079,288
         29,400   Cisco Systems, Inc.+ (Computer Communications) .................................         1,867,819
          9,000   Cognex Corporation+ (Electronic Production Equipment) ..........................           465,469
          8,600   Comverse Technology, Inc.+ (Telecommunications Equipment) ......................           800,069
          5,300   Corning, Inc. (Telecommunications Equipment) ...................................         1,430,338
         19,100   Covad Communications Group, Inc.+ (Other Telephone/Communication) ..............           307,391
         21,800   EMC Corporation+ (EDP Peripherals) .............................................         1,677,237
         13,000   Enron Corporation (Oil/Gas Transmission) .......................................           838,500
          6,100   Flextronics International Ltd.+ (Electronic Components) ........................           419,184
         51,800   Galileo International, Inc. (Diversified Commercial Services) ..................         1,081,325
         51,900   McLeod USA, Inc., Class A+ (Other Telephone/Communication) .....................         1,075,303
         22,100   NTL, Inc.+ (Other Telephone/Communication) .....................................         1,323,928
         16,100   Oracle Corporation+ (Computer Software) ........................................         1,352,903
         35,100   Sprint Corporation (PCS Group)+ (Cellular Telephone) ...........................         2,088,450
         18,900   Texas Instruments, Inc. (Semiconductors) .......................................         1,298,194
         16,700   Time Warner Telecom, Inc.+ (Other Telephone/Communication) .....................         1,077,150
          6,500   Voicestream Wireless Corporation+ (Cellular Telephone) .........................           756,031
                                                                                                     ---------------
                                                                                                          20,454,141

TOTAL COMMON STOCKS
(Cost $72,284,301) ...............................................................................        78,376,109
                                                                                                     ---------------
PREFERRED STOCKS -- 1.9%

GERMANY -- 1.9%
          8,580   SAP AG (Computer Software) (Cost $1,736,444) ...................................         1,583,524
                                                                                                     ---------------
MONEY MARKET FUND -- 0.0%@
             38   Chase Vista Federal Money Market Fund (Cost $38) ...............................                38
                                                                                                     ---------------
TOTAL SECURITIES
(Cost $74,020,783) ...............................................................................        79,959,671
                                                                                                     ---------------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT -- 7.5%
     $6,446,000   Agreement with Greenwich Capital Markets, Tri-Party,
                  7.000% dated 06/30/00, to be repurchased at $6,449,709
                  on 07/03/00, collateralized by $6,574,943 market value
                  of U.S. government and mortgage-backed securities, having
                  various maturities and interest rates (Cost $6,446,000) ........................         6,446,000
                                                                                                     ---------------

TOTAL INVESTMENTS -- 100.8%
(Cost $80,466,783*) ..............................................................................        86,405,671

OTHER ASSETS AND LIABILITIES -- (0.8)%
(Net) ............................................................................................          (683,123)
                                                                                                     ---------------

NET ASSETS -- 100.0% .............................................................................   $    85,722,548
                                                                                                     ===============

*    Aggregate cost for federal tax purposes $80,466,783.
+    Non-income-producing security.
@    Amount represents less than 0.1%.

ABBREVIATIONS
ADR  American Depositary Receipt


26
    The accompanying notes are an integral part of these financial statements.

                                                  -----------------------------
                                                      THE MONTGOMERY FUNDS
                                                  -----------------------------
                                                         GLOBAL 20 FUND
                                                  -----------------------------
                                                      PORTFOLIO HIGHLIGHTS

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED JUNE 30, 2000?

A: The Fund outperformed its benchmark, the Morgan Stanley Capital International
(MSCI) World Index, returning 17.14%, versus 12.53% for the benchmark.

Q: WHAT MAIN FACTORS CONTRIBUTED TO THESE RESULTS?

A: The Fund's strong absolute returns in part reflected what we believe was terrific performance for many global equity markets, which rallied over the second half of 1999 and into the first half of 2000. Standouts among the Fund's holdings included Nokia; Gucci; Sprint PCS; Atmel, a U.S.-based semiconductor maker; and Canal Plus, the largest pay-television operator in Europe.

Longtime holding COLT Telecom was another strong performer, which we sold at an opportune time. The U.K.-based company focuses on serving corporate customers and telecom carriers through a network that provides data, Internet and voice communication services across Europe. The company is also active in providing Web hosting services. Fortunately, we took profits on it before it declined along with other telecom and tech stocks during the second quarter.

The Fund's exposure to Brazil, India and a select few other emerging markets also contributed to its outperformance. As in Europe and the United States, technology, media and communications stocks were among the leading performers in emerging markets. But the Fund also benefited from holdings in other sectors, such as Petrobras, a Brazilian oil company; Yapi Ve Kredi Bankasi, a Turkish bank; and Ranbaxy, an Indian pharmaceuticals company.

Q: WERE THERE ANY DISAPPOINTMENTS?

A: Two of the Fund's telecom stocks, Global TeleSystems (GTS) and Equant, disappointed relative to our expectations during the second quarter. Although both GTS and Equant should ultimately capitalize on the demand for data communications, their near-term prospects are clouded by the capital expenditures necessary to build their businesses, as well as by the more uncertain availability and costs of future financing. As a result, we sold our positions in Equant and GTS in favor of companies such as FLAG Telecom, which, in our opinion, has excellent management, stronger near-term business fundamentals and better funding.

Q: WHAT CHANGES HAVE YOU MADE AS A RESULT OF THE FUND'S RECENT TRANSITION FROM THE SELECT 50 FORMAT TO THE MORE CONCENTRATED GLOBAL 20 STRATEGY?

A: As you may recall, in April 2000 we transitioned the Fund to a more concentrated and flexible strategy. In conjunction with that transition, we repositioned the portfolio, eliminating its equity income stocks and reducing emerging markets exposure to approximately 5% of the portfolio. We believe that positioning the Fund opportunistically in growth-oriented equities, rather than maintaining strict allocations to various asset classes, will provide greater benefit to shareholders over the long term. The elimination of equity income stocks reflects this strategy, whereas the reallocation of

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
John Boich, CFA ....................................... Senior Portfolio Manager
Oscar Castro, CFA ..................................... Senior Portfolio Manager

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
--------------------------------------------------------------------------------

                          Average annual total returns
                         for the period ended 6/30/00

--------------------------------------------------------------------------------
                           MONTGOMERY GLOBAL 20 FUND
Since inception (10/2/95) ............................................    23.08%
One year .............................................................    17.14%
Three years ..........................................................    15.48%


--------------------------------------------------------------------------------
                                MSCI WORLD INDEX
Since 9/30/95 ........................................................    17.15%
One year .............................................................    12.53%
Three years ..........................................................    15.34%


Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

                                   MSCI
                                  World
                  Select 50      Index(1)          Lipper(2)
                  ---------      --------          ---------
Sep-95                10000        10000               10000
Oct-95                10417       9840.4             9804.26
Nov-95                11080     10179.93              9979.3
Dec-95                11574     10475.42            10176.36
Jan-96                11951     10662.75            10446.06
Feb-96                12160      10725.5            10563.78
Mar-96                12520     10901.75            10728.28
Apr-96                13281     11155.86            11101.71
May-96                14068     11163.27            11230.04
Jun-96                13775     11217.48               11215
Jul-96                12704     10818.79            10716.94
Aug-96                13298      10940.9            10993.91
Sep-96                13700     11367.01            11330.87
Oct-96                13629     11444.11            11337.68
Nov-96                14142     12083.16            11892.06
Dec-96                13942     11887.38            11904.28
Jan-97                14960     12028.41             12184.2
Feb-97                15125     12164.51            12218.01
Mar-97                14647     11921.62            12024.76
Apr-97                14969     12309.03            12182.09
May-97                16526     13066.54            12939.45
Jun-97                17404        13716            13478.45
Jul-97                18735     14345.47            14165.16
Aug-97                18587     13383.57            13416.36
Sep-97                19657      14108.4            14238.96
Oct-97                18396     13363.58             13314.7
Nov-97                18082     13597.79            13341.45
Dec-97                18023     13761.23            13505.32
Jan-98                17631     14142.45            13602.78
Feb-98                18942     15096.81            14560.76
Mar-98                20158     15731.98            15299.41
Apr-98                20789     15883.35            15523.08
May-98                20301     15681.93            15326.86
Jun-98                20091     16051.72             15396.9
Jul-98                19679     16023.58            15394.52
Aug-98                16138     13884.39            13037.89
Sep-98                16654     14127.56            13105.76
Oct-98                17669     15402.27            13965.75
Nov-98                18952     16315.82            14725.76
Dec-98                19717     17110.45            15439.87
Jan-99                19790     17482.62               15767
Feb-99                19099     17015.08               15305
Mar-99                19842     17721.04               15879
Apr-99                21295     18417.14               16659
May-99                21367     17741.67               16184
Jun-99                22882     18566.68               17073
Jul-99                22685        18508               17095
Aug-99                22222        18473               17059
Sep-99                21954        18291               16896
Oct-99                22573        19240               17620
Nov-99                24624        19778               18776
Dec-99                28648        21377               20875
Jan-00                27648        20150               19988
Feb-00                29597        20202               21097
Mar-00                30115        21596               21669
Apr-00                28329        20680               20490
May-00                26414        20154               19826
Jun-00                26803        20831               20671


(1) The Morgan Stanley Capital International World Index measures the performance of selected stocks in 22 developed countries. The index is presented net of dividend withholding taxes.
(2)  The Lipper Global Funds Average universe consists of 115 funds.

-----------------------------
    THE MONTGOMERY FUNDS
-----------------------------
       GLOBAL 20 FUND
-----------------------------
    PORTFOLIO HIGHLIGHTS

the Fund's emerging markets exposure was driven by our bottom-up investment process and reflects our view that the Fund's developed market stocks are comparatively more attractive. On a practical basis, eliminating the Fund's equity income component and reducing its emerging markets weighting have helped us reach our target portfolio of 20 to 30 stocks.


Q: WHAT OPPORTUNITIES DO YOU SEE EMERGING NOW, AND HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THEM?

A: Based on our bottom-up research, we believe that U.S. and European companies have the best growth prospects in the near term. The Fund's current positioning reflects that view: Its largest country weighting is the United States (at about 26% of the portfolio), followed by the United Kingdom (at approximately 12%).

In our opinion some of the most exciting fundamental opportunities currently lie in the wireless, semiconductor and telecom-equipment sectors. We also see potential in companies in more-traditional sectors that are using new technology to transform their businesses. Enron, for example, is known primarily as an energy company but it is also making inroads in other areas, including broadband communication. This diversified approach should help the Fund profit from the long-term growth in telecommunications and technology while benefiting from innovation taking place in other sectors.

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                     (as a percentage of total net assets)
Sprint Corporation (PCS Group) ........................................  6.3%
Nokia Oyj .............................................................  5.0%
Elan Corporation PLC, ADR .............................................  4.8%
Samsung Electronics ...................................................  4.5%
Alcatel S.A., Sponsored ADR ...........................................  4.2%
Cisco Systems, Inc. ...................................................  4.1%
FLAG Telecom Holdings Ltd. ............................................  3.9%
Infineon Technologies AG ..............................................  3.8%
Versatel Telecom International N.V. ...................................  3.7%
Pearson PLC ...........................................................  3.6%


--------------------------------------------------------------------------------
                              TOP FIVE INDUSTRIES
--------------------------------------------------------------------------------
                     (as a percentage of total net assets)
Other Telephone/Communication ......................................... 14.5%
Telecommunications Equipment .......................................... 12.6%
Cellular Telephone ....................................................  9.7%
Other Pharmaceuticals .................................................  7.7%
Semiconductors ........................................................  6.1%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Because the Global 20 Fund concentrates its assets in relatively few holdings (generally 20 to 30), shareholders may be exposed to greater risks than with more-diversified funds.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.

Please be aware that foreign investing involves certain risks, including currency fluctuations and economic and political instability.

                                                  -----------------------------
                                                      THE MONTGOMERY FUNDS
                                                  -----------------------------
                                                         GLOBAL 20 FUND
                                                  -----------------------------
                                                           INVESTMENTS

PORTFOLIO INVESTMENTS
JUNE 30, 2000

SHARES                                                                                               VALUE (NOTE 1)
COMMON STOCKS -- 95.7%

ALCOHOLIC BEVERAGES -- 3.2%
        412,300   Diageo PLC (United Kingdom) ....................................................   $     3,704,694

BOOKS/MAGAZINES -- 3.6%
        134,600   Pearson PLC (United Kingdom) ...................................................         4,204,532

BROADCASTING -- 0.1%
          6,800   Sri Adhikari Brothers Television Network Ltd. (India) ..........................            87,669

CELLULAR TELEPHONE -- 9.7%
        122,000   Sprint Corporation (PCS Group)+ (United States) ................................         7,259,000
        982,197   Vodafone AirTouch PLC (United Kingdom) .........................................         3,996,717
                                                                                                     ---------------
                                                                                                          11,255,717

COMPUTER COMMUNICATIONS -- 4.1%
         75,000   Cisco Systems, Inc.+ (United States) ...........................................         4,764,844

COMPUTER SOFTWARE -- 2.7%
         37,400   Oracle Corporation+ (United States) ............................................         3,142,769

DIVERSIFIED COMMERCIAL SERVICES -- 3.1%
        171,000   Galileo International, Inc. (United States) ....................................         3,569,625

DIVERSIFIED ELECTRONIC PRODUCTS -- 4.5%
         15,640   Samsung Electronics (Korea) ....................................................         5,175,812

ELECTRICAL PRODUCTS -- 3.0%
         28,874   ABB Ltd. (Switzerland) .........................................................         3,452,115

ELECTRONIC COMPONENTS -- 3.8%
         56,200   Infineon Technologies AG+ (Germany) ............................................         4,449,086

ENGINEERING AND CONSTRUCTION -- 1.5%
        467,800   Invensys PLC (United Kingdom) ..................................................         1,751,411

INVESTMENT BANKERS/BROKERS/SERVICES -- 2.0%
         26,070   Consors Discount Broker AG+ (Germany) ..........................................         2,324,926

MULTI-LINE INSURANCE -- 3.6%
         12,980   Muenchener Rueckversicherungs-Gesellschaft AG (Germany) ........................         4,116,449

NON-U.S. BANKS -- 2.2%
            650   Julius Baer Holding Ltd.+ (Switzerland) ........................................         2,567,203

OIL/GAS TRANSMISSION -- 2.8%
         49,400   Enron Corporation (United States) ..............................................         3,186,300

OTHER PHARMACEUTICALS -- 7.7%
        115,000   Elan Corporation PLC, ADR+ (Ireland) ...........................................         5,570,312
          3,980   Serono S.A.+ (Switzerland) .....................................................         3,314,433
                                                                                                     ---------------
                                                                                                           8,884,745

OTHER TELECOMMUNICATIONS -- 2.5%
         49,000   NTL, Inc.+ (United States) .....................................................         2,935,406

OTHER TELEPHONE/COMMUNICATION -- 14.5%
      1,309,700   Cable & Wireless Optus Ltd.+ (Australia) .......................................         3,895,449
        302,800   FLAG Telecom Holdings Ltd.+ (Bermuda) ..........................................         4,523,075
         89,800   Sonera Oyj (Finland) ...........................................................         4,089,838
        102,600   Versatel Telecom International N.V.+ (Netherlands) .............................         4,305,826
                                                                                                     ---------------
                                                                                                          16,814,188

SEMICONDUCTORS -- 6.1%
        106,000   Atmel Corporation+ (United States) .............................................         3,908,750
         10,800   Rohm Company, Ltd. (Japan) .....................................................         3,164,351
                                                                                                     ---------------
                                                                                                           7,073,101

TELECOMMUNICATIONS EQUIPMENT -- 12.6%
         73,200   Alcatel S.A., Sponsored ADR (France) ...........................................         4,867,800
        112,800   Nokia Oyj+ (Finland) ...........................................................         5,750,601
         58,800   Nortel Networks Corporation (Canada) ...........................................         4,013,100
                                                                                                     ---------------
                                                                                                          14,631,501

TEXTILES -- 0.0%@
             22   Reliance Industries Ltd. (India) ...............................................               168

WATER SUPPLY -- 2.4%
         31,700   Vivendi S.A. (France) ..........................................................         2,795,262

TOTAL COMMON STOCKS
(Cost $101,175,697) ..............................................................................       110,887,523
                                                                                                     ---------------

MONEY MARKET FUND -- 0.0%@
            483   Chase Vista Federal Money Market Fund (Cost $483) ..............................               483
                                                                                                     ---------------

TOTAL SECURITIES
(Cost $101,176,180) ..............................................................................       110,888,006
                                                                                                     ---------------


  The accompanying notes are an integral part of these financial statements.  29

-----------------------------
    THE MONTGOMERY FUNDS
-----------------------------
       GLOBAL 20 FUND
-----------------------------
         INVESTMENTS

PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)
REPURCHASE AGREEMENT -- 6.1%
     $7,061,000   Agreement with Greenwich Capital Markets, Tri-Party,
                  7.000% dated 06/30/00, to be repurchased at $7,065,063
                  on 07/03/00, collateralized by $7,202,244 market value
                  of U.S. government and mortgage-backed securities, having
                  various maturities and interest rates (Cost $7,061,000) ........................   $     7,061,000
                                                                                                     ---------------

TOTAL INVESTMENTS -- 101.8%
(Cost $108,237,180*) .............................................................................   $   117,949,006

OTHER ASSETS AND LIABILITIES -- (1.8)%
(Net) ............................................................................................        (2,090,038)
                                                                                                     ---------------

NET ASSETS -- 100.0% .............................................................................   $   115,858,968
                                                                                                     ===============

*    Aggregate cost for federal tax purposes $108,237,180.
+    Non-income-producing security.
@    Amount represents less than 0.1%.

ABBREVIATIONS
ADR  American Depositary Receipt


30  The accompanying notes are an integral part of these financial statements.

                                                  -----------------------------
                                                      THE MONTGOMERY FUNDS
                                                  -----------------------------
                                                      GLOBAL LONG-SHORT FUND
                                                  -----------------------------
                                                      PORTFOLIO HIGHLIGHTS

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED JUNE 30, 2000?

A: We are pleased to report that the Fund significantly outperformed its benchmark, the unmanaged Morgan Stanley Capital International (MSCI) All-Country World Free Index. The Fund's total return for the fiscal year was 67.54%, versus 12.37% for the benchmark.

Q: WHAT FACTORS CONTRIBUTED TO THESE RESULTS?

A: The Fund's thematic approach to investing helped it outperform the index by a wide margin over most of the reporting period. Its gains from July 1999 through mid-March 2000 were strong enough to offset subsequent declines in its holdings during the second quarter of 2000.

This outperformance was driven largely by the Fund's long positions in the technology and communications sectors. In technology we continue to see a great deal of potential in companies that play key roles in the build-out of the Internet. Among the Fund's best performers were Internet infrastructure companies that provide products that speed access, ensure security or enhance functionality. The Fund also benefited from the continuing growth of wireless communications, through its long positions in wireless service providers and in telecom-equipment suppliers.

Q: WHICH POSITIONS, LONG AND SHORT, CONTRIBUTED MOST TO PERFORMANCE?

A: JDS Uniphase was a noteworthy long position. The company is on the cutting edge of providing fiber-optic switching technology, an integral part of increasing speed and bandwidth for data transmission over the Internet. Another standout was Check Point Software Technologies, an Israel-based company that is the market leader in Internet security software. Check Point allows companies to build strong firewalls, an increasingly valuable safeguard given the more frequent and damaging attacks by hackers over the past year. Other contributors to the Fund's outperformance included Alcatel, a French telecom-equipment provider; Nokia, the world's leading wireless handset provider; Canal Plus, Europe's largest pay-TV company; and Weatherford, a U.S.-based oil services company.

We also made use of our short positions throughout the period, both opportunistically and as a hedging strategy against possible volatility in our long positions. The Fund benefited from several short positions over the past year, including those in a group of Internet companies that we felt had weaker business models, had questionable paths to profitability and carried excessive valuations.

Q: HOW IS THE FUND POSITIONED NOW?

A: We believe that higher interest rates will slow U.S. economic growth during the second half of 2000. Although that trend and uncertainty about Federal Reserve interest rate policy will likely fuel continuing market volatility, we remain optimistic about the long-term prospects for the technology stocks that possess the strongest fundamental characteristics. As a result, the portfolio's largest sector exposure is still tech-

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
John Boich, CFA .......................................... Sr. Portfolio Manager
Oscar Castro, CFA ........................................ Sr. Portfolio Manager
Josephine Jimenez, CFA ................................... Sr. Portfolio Manager
Nancy Kukacka ................................................ Portfolio Manager
Chetan Joglekar .............................................. Portfolio Manager
S. Bob Rezaee ................................................ Portfolio Manager
Daniel Kern, CFA ............................................. Portfolio Manager

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
--------------------------------------------------------------------------------

                          Average annual total returns
                         for the period ended 6/30/00

--------------------------------------------------------------------------------
                       MONTGOMERY GLOBAL LONG-SHORT FUND
Since inception (12/31/97) ...........................................    66.32%
One year .............................................................    67.54%


--------------------------------------------------------------------------------
                       MSCI ALL-COUNTRY WORLD FREE INDEX
Since 12/31/97 .......................................................    17.77%
One year .............................................................    12.37%

                    Global
                   Long-Short       MSCI           Index(Lipper)
                   ----------     --------         -------------
Dec-97                 9450        10000              10000
Jan-98                 9979        10220              10096
Feb-98                11198        10919              10811
Mar-98                12020        11385              11349
Apr-98                12833        11492              11507
May-98                12871        11274              11361
Jun-98                13249        11477              11398
Jul-98                13514        11481              11361
Aug-98                12767         9872               9658
Sep-98                12720        10069               9741
Oct-98                13154        10988              10400
Nov-98                13665        11655              10977
Dec-98                14495        12197              11485
Jan-99                15679        12446              11727
Feb-99                15060        12133              11383
Mar-99                16812        12679              11811
Apr-99                18365        13227              12394
May-99                18242        12759              12040
Jun-99                20110        13394              12704
Jul-99                20396        13340              12721
Aug-99                21079        13324              12694
Sep-99                21252        13180              12572
Oct-99                23222        13848              13111
Nov-99                26712        14278              13971
Dec-99                34071        15467              15533
Jan-00                34190        14633              14873
Feb-00                39148        14683              15698
Mar-00                37946        15648              16124
Apr-00                33385        14946              15247
May-00                30891        14558              14753
Jun-00                33637        15051              15381


(1) The Morgan Stanley Capital International All-Country World Free Index is an unmanaged, capitalization-weighted monthly total return index composed of securities available for purchase by foreigners that are listed on the stock exchanges of more than 45 developed and emerging countries, including the United States.

(2)  The Lipper Global Funds Average universe consists of 201 funds.

(3) The chart above shows the performance of the Montgomery Global Long-Short Fund's Class B shares since the Fund's inception versus the index. This represents a cumulative return of 256.52%. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class R shares and reflects all Fund expenses and the maximum 5.5% sales charge (applicable only to shares purchased prior to 1/29/99). A $10,000 investment in the Fund's Class B shares at inception on December 31, 1997, would have been valued at $34,783 on June 30, 2000. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in the Fund's Class C shares at inception, December 31, 1997, would have been worth $32,515 on June 30, 2000.

-----------------------------
    THE MONTGOMERY FUNDS
-----------------------------
    GLOBAL LONG-SHORT FUND
-----------------------------
    PORTFOLIO HIGHLIGHTS

nology, at approximately 48% of the Fund. We continue to believe that companies involved in building and maintaining the Internet's infrastructure represent some of the best opportunities in the world today. In other sectors, we are least enthusiastic about consumer-oriented stocks, as slowing economic growth and a difficult competitive environment will present a serious headwind for many companies. We have sold short several consumer-oriented stocks that we feel are ill equipped for the current competitive and economic environment.

The Fund's largest country weighting is the United States, at approximately 60% net long. Stocks in developing markets represent nearly 20% of the Fund, with South Korea the largest country weighting among the developing world, at nearly 4%. Overall, the Fund is now net 67% long and approximately 36% short, compared with net 81% long and 19% short at the end of 1999.

As shareholders may know, we also expanded the Fund's management team over the past year. We believe that these additions have enhanced our global reach and ability to identify the most compelling long and short opportunities around the world.

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                        (long positions as a percentage
                              of total net assets)
Check Point Software Technologies Ltd. ................................  2.2%
Galeries Lafayette ....................................................  2.2%
Extreme Networks, Inc. ................................................  2.1%
Micron Technology, Inc. ...............................................  2.0%
Veritas Software Corporation ..........................................  1.7%
Alcatel S.A., ADR .....................................................  1.7%
JDS Uniphase Corporation ..............................................  1.6%
Tut Systems, Inc. .....................................................  1.6%
Forest Laboratories, Inc. .............................................  1.5%
Atmel Corporation .....................................................  1.5%


--------------------------------------------------------------------------------
                               TOP FIVE COUNTRIES
--------------------------------------------------------------------------------
                        (long positions as a percentage
                              of total net assets)
United States ......................................................... 59.6%
United Kingdom ........................................................  6.0%
France ................................................................  5.3%
Korea .................................................................  3.9%
Israel ................................................................  2.7%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

This Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, the value of an investment in the Fund may be more volatile than investments in other mutual funds. This Fund may not be appropriate for conservative investors.

                                                  -----------------------------
                                                      THE MONTGOMERY FUNDS
                                                  -----------------------------
                                                      GLOBAL LONG-SHORT FUND
                                                  -----------------------------
                                                           INVESTMENTS

PORTFOLIO INVESTMENTS
June 30, 2000

SHARES                                                                                               VALUE (NOTE 1)
COMMON STOCKS -- 99.8%

ARGENTINA -- 0.1%
         12,400   Banco de Galicia y Buenos Aires S.A. (Non-U.S. Banks) ..........................   $       184,063
          4,500   PC Holdings S.A. (Oil & Gas Production) ........................................            82,406
                                                                                                     ---------------
                                                                                                             266,469

AUSTRALIA -- 0.1%
        204,700   Davnet Limited+ (Other Telephone/Communication) ................................           154,044
        151,000   Qantas Airways Ltd. (Airlines) .................................................           304,825
                                                                                                     ---------------
                                                                                                             458,869

BRAZIL -- 1.6%
        125,500   Aracruz Celulose S.A., ADR (Paper) .............................................         2,423,719
     33,000,000   Companhia Siderurgica Nacional (Metal Fabrication) .............................         1,035,287
         66,400   Embratel Participacoes S.A., ADR (Other Telephone/Communication) ...............         1,568,700
         12,800   Pao de Acucar ADR (Food Chains) ................................................           411,200
         70,900   Tele Centro Oeste Celular Participacoes S.A., ADR (Other Telephone/Communication)          850,800
                                                                                                     ---------------
                                                                                                           6,289,706

CANADA -- 1.3%
         76,800   Nortel Networks Corporation# (Telecommunications Equipment) ....................         5,241,600

CHINA/HONG KONG -- 2.4%
        212,000   Bank of East Asia Ltd. (Non-U.S. Banks) ........................................           494,952
        138,000   Cheung Kong (Holdings) Ltd. (Real Estate) ......................................         1,526,843
        244,000   China Resources Enterprise Ltd. (Real Estate) ..................................           292,656
        750,000   China Shipping Development Company, Ltd.+ (Marine Transportation) ..............           136,617
        600,000   China Unicom Ltd.+ (Other Telephone/Communication) .............................         1,273,812
        150,000   Citic Pacific Ltd. (Wholesale Distributors) ....................................           785,068
        148,000   Computer & Technologies Holdings Ltd. (EDP Services) ...........................           150,933
         53,200   HSBC Holdings PLC (Non-U.S. Banks) .............................................           607,376
        245,600   Hutchison Whampoa Ltd. (Multi-Sector Companies) ................................         3,087,525
        170,000   Pacific Century CyberWorks Limited (Other Telephone/Communication) .............           335,835
        154,000   Television Broadcasts Ltd. (Broadcasting) ......................................         1,027,259
                                                                                                     ---------------
                                                                                                           9,718,876

CZECH REPUBLIC -- 0.6%
        124,200   Komercni Banka A.S.+ (Non-U.S. Banks) ..........................................         2,514,413

FINLAND -- 1.3%
         81,600   Nokia Oyj+ (Telecommunications Equipment) ......................................         4,160,009
          9,200   Nokia Oyj, ADR (Telecommunications Equipment) ..................................           459,425
         10,000   Sonera Oyj (Other Telephone/Communication) .....................................           455,439
          4,600   Sonera Oyj, ADR+ (Other Telephone/Communication) ...............................           211,600
                                                                                                     ---------------
                                                                                                           5,286,473

FRANCE -- 5.3%
         15,500   Alcatel S.A.+ (Telecommunications Equipment) ...................................         1,015,652
         99,700   Alcatel S.A., ADR+ (Telecommunications Equipment) ..............................         6,630,050
         24,210   Altran Technologies S.A. (Engineering and Construction) ........................         4,736,057
         43,400   Galeries Lafayette+ (Department Stores) ........................................         8,796,402
                                                                                                     ---------------
                                                                                                          21,178,161

GERMANY -- 1.2%
         63,770   EM.TV & Merchandising AG (Movies/Television) ...................................         3,752,822
          1,400   Epcos AG+ (Electronic Components) ..............................................           140,742
         32,000   Kamps AG (Restaurants) .........................................................         1,022,472
                                                                                                     ---------------
                                                                                                           4,916,036

GREECE -- 0.2%
         22,830   Alpha Credit Bank (Non-U.S. Banks) .............................................           899,883

HUNGARY -- 0.1%
         32,500   Magyar Tavkozlesi Rt. (Other Telephone/Communication) ..........................           225,901

INDIA -- 1.8%
         71,800   Atcom Technologies Ltd. (Precision Instruments) ................................           211,541
          9,100   Global Tele-Systems Limited (Other Telephone/Communication) ....................           272,817
          7,765   Hindustan Lever Ltd. (Package Goods/Cosmetics) .................................           493,264
          6,300   Infosys Technologies Ltd. (Computer Software) ..................................         1,173,768
         10,000   Nirma Ltd. (Package Goods/Cosmetics) ...........................................           197,536
         16,900   Rediff.com India, Ltd., ADR+ (Internet Services) ...............................           237,656
         66,000   Reliance Industries, Ltd. (Textiles) ...........................................           503,906
         10,895   Satyam Computer Services Ltd.+ (Computer Software) .............................           727,708
         13,100   Satyam Infoway Ltd., ADR+ (Internet Services) ..................................           289,837
         30,000   Silverline Technologies Ltd. (EDP Services) ....................................           648,750


  The accompanying notes are an integral part of these financial statements.  33

-----------------------------
    THE MONTGOMERY FUNDS
-----------------------------
    GLOBAL LONG-SHORT FUND
-----------------------------
         INVESTMENTS

SHARES                                                                                               VALUE (NOTE 1)
COMMON STOCKS -- CONTINUED
INDIA -- CONTINUED
         73,100   Sri Adhikari Brothers Telephone Network Ltd. (Broadcasting) ....................   $       942,442
         94,400   State Bank of India (Non-U.S. Banks) ...........................................           932,200
            700   Videsh Sanchar Nigam Ltd., GDR++ (Other Telephone/Communication) ...............            10,938
         35,500   Videsh Sanchar Nigam Ltd., Sponsored GDR (Other Telephone/Communication) .......           554,687
                                                                                                     ---------------
                                                                                                           7,197,050

IRELAND -- 0.1%
          9,000   Elan Corporation PLC, ADR+ (Other Pharmaceuticals) .............................           435,938

ISRAEL -- 2.7%
        528,000   Bank Leumi Le-Israel (Non-U.S. Banks) ..........................................         1,090,139
         42,300   Check Point Software Technologies Ltd.+# (Computer Software) ...................         8,982,141
         10,800   IDB Holding Corporation Ltd. (Miscellaneous) ...................................           414,754
          7,000   NICE Systems Ltd.+ (Telecommunications Equipment) ..............................           540,969
                                                                                                     ---------------
                                                                                                          11,028,003

ITALY -- 0.7%
        610,000   Credito Italiano SpA (Major Banks) .............................................         2,914,902

JAPAN -- 2.0%
         85,000   Canon, Inc. (Consumer Specialties) .............................................         4,228,178
            600   Hikari Tsushin, Inc. (Other Telephone/Communication) ...........................            24,589
         90,000   ITOCHU Corporation (Wholesale Distributors) ....................................           453,625
         26,000   NEC Corporation (Diversified Electronic Products) ..............................           815,677
         38,000   Oki Electric Industry Company, Ltd.+ (Diversified Electronic Products) .........           295,351
         16,000   Pioneer Corporation (Consumer Electronics/Appliances) ..........................           622,544
         22,000   Sharp Corporation (Consumer Electronics/Appliances) ............................           388,619
          5,700   Softbank Corporation (Internet Services) .......................................           773,282
         30,000   The Sanwa Bank, Ltd. (Non-U.S. Banks) ..........................................           239,107
                                                                                                     ---------------
                                                                                                           7,840,972

KOREA -- 3.9%
          3,760   Cheil Communications, Inc. (Advertising) .......................................           490,644
         96,460   Hanwha Chemical Corporation (Major Chemicals) ..................................           343,442
         29,600   Hyundai Electronics Industries Company, Ltd. (Semiconductors) ..................           584,023
         29,950   Korea Electric Power Corporation (Non-U.S. Utilities) ..........................           929,369
         10,958   Korea Next Education Services, Inc.+ (Internet Services) .......................            68,596
          9,670   Korea Telecom Corporation (Other Telephone/Communication) ......................           851,635
         58,480   Korean Air (Airlines) ..........................................................           485,137
         23,100   Pohang Iron & Steel Company ADR (Steel/Iron Ore) ...............................           554,400
         32,000   Samsung Corporation (Semiconductors) ...........................................           275,796
         11,937   Samsung Electronics Company (Diversified Electronic Products) ..................         3,950,363
         25,599   Samsung Electronics Company, GDR+ (Diversified Electronic Products) ............         5,017,404
          9,100   Samsung Electronics Company, Sponsored GDR,+,++ (Diversified Electronic Products) .         1,783,600
          1,230   SK Telecom Company, Ltd.+ (Other Telephone/Communication) ......................           402,637
                                                                                                     ---------------
                                                                                                          15,737,046

MALAYSIA -- 0.7%
        171,000   AMMB Holdings Berhad (Investment Bankers/Brokers/Services) .....................           571,500
        175,000   Digi.Com Berhad+ (Other Telephone/Communication) ...............................           320,066
        400,000   Tenaga Nasional Berhad (Non-U.S. Utilities) ....................................         1,305,263
        100,000   Unisem (M) Berhad (Electronic Components) ......................................           710,526
                                                                                                     ---------------
                                                                                                           2,907,355

MEXICO -- 1.5%
        124,000   Apasco S.A. (Building Materials) ...............................................           711,883
         16,200   Fomento Economico Mexicano S.A. de C.V., Sponsored ADR+ (Soft Drinks) ..........           697,613
        302,000   Grupo Financiero Banamex Accival S.A. de C.V.+ (Non-U.S. Banks) ................         1,270,416
        178,000   Grupo Mexico S.A., Series B+ (Other Metals/Minerals) ...........................           501,001
         28,400   Telefonos de Mexico S.A., ADR (Other Telephone/Communication) ..................         1,622,350
        439,000   Wal-Mart de Mexico S.A. de C.V.+ (Other Specialty Stores) ......................         1,030,422
                                                                                                     ---------------
                                                                                                           5,833,685

NETHERLANDS -- 2.1%
          7,300   ASM Lithography Holding N.V.+ (Electronic Production Equipment) ................           321,884
        325,000   BE Semiconductor Industries N.V.+ (Electronic Production Equipment) ............         5,068,244
         80,800   KPNQwest N.V.+ (Telecommunications Equipment) ..................................         3,175,156
              1   Vedior N.V. (Diversified Commercial Services) ..................................                12
                                                                                                     ---------------
                                                                                                           8,565,296

RUSSIA -- 0.2%
      6,500,000   RAO Unified Energy Systems+ (Non-U.S. Utilities) ...............................           747,500


34  The accompanying notes are an integral part of these financial statements.

                                                  -----------------------------
                                                      THE MONTGOMERY FUNDS
                                                  -----------------------------
                                                      GLOBAL LONG-SHORT FUND
                                                  -----------------------------
                                                           INVESTMENTS

SHARES                                                                                               VALUE (NOTE 1)
COMMON STOCKS -- CONTINUED

SINGAPORE -- 0.4%
        137,000   City Developments Ltd. (Real Estate) ...........................................   $       531,346
         30,000   NatSteel Electronics Ltd. (Diversified Electronic Products) ....................            92,040
         60,000   Overseas-Chinese Banking Corporation, Ltd. (Non-U.S. Banks) ....................           413,314
        299,000   Singapore Telecommunications Ltd. (Other Telephone/Communication) ..............           437,899
         32,000   Venture Manufacturing (Singapore) Ltd. (Electronic Components) .................           326,020
                                                                                                     ---------------
                                                                                                           1,800,619

SOUTH AFRICA -- 1.1%
        360,100   African Bank Investments Ltd.+ (Diversified Financial Services) ................           470,920
         36,500   Anglo American Platinum Corporation, Ltd. (Precious Metals) ....................         1,052,709
         75,850   Impala Platinum Holdings Ltd. (Precious Metals) ................................         2,823,523
                                                                                                     ---------------
                                                                                                           4,347,152

TAIWAN -- 2.3%
        236,000   Far East Textiles Ltd. (Textiles) ..............................................           293,416
        120,400   Hon Hai Precision Industry Company, Ltd.+ (Electronic Data Processing) .........         1,089,380
        393,800   Macronix International Company, Ltd.+ (Semiconductors) .........................           986,903
        622,000   Polaris Securities Company Ltd.+ (Investment Bankers/Brokers/Services) .........           568,859
         60,000   Realtek Semiconductor Corporation+ (Electronic Components) .....................           501,872
        448,000   Taiwan Semiconductor Manufacturing Company, Ltd.+
                  (Electronic Production Equipment) ..............................................         2,128,820
        457,200   United Microelectronics Corporation, Ltd.+ (Semiconductors) ....................         1,272,273
         51,000   Via Technologies, Inc.+ (Electronic Components) ................................           788,446
        348,300   Winbond Electronics Corporation+ (Semiconductors) ..............................         1,008,908
        342,000   Yageo Corporation (Electronic Components) ......................................           528,723
                                                                                                     ---------------
                                                                                                           9,167,600

THAILAND -- 0.3%
        285,300   PTT Exploration and Production Public Company, Ltd. (Oil & Gas Production) .....         1,383,714

TURKEY -- 0.1%
     20,250,000   Yapi Ve Kredi Bankasi A.S.+ (Non-U.S. Banks) ...................................           225,201

UNITED KINGDOM -- 6.0%
        211,000   Capita Group PLC (Diversified Commercial Services) .............................         5,183,475
         32,000   COLT Telecom Group PLC+ (Other Telephone/Communication) ........................         1,072,201
         14,300   COLT Telecom Group PLC, ADR+ (Other Telephone/Communication) ...................         1,930,053
         16,000   Freeserve PLC+ (Internet Services) .............................................            77,934
        164,750   Marconi PLC (Multi-Sector Companies) ...........................................         2,139,530
        142,800   Pearson PLC (Books/Magazines) ..................................................         4,460,678
      1,351,468   Vodafone AirTouch PLC (Cellular Telephone) .....................................         5,499,340
         90,000   Vodafone AirTouch PLC, ADR (Cellular Telephone) ................................         3,729,375
                                                                                                     ---------------
                                                                                                          24,092,586

UNITED STATES -- 59.6%
        197,500   ACTV, Inc.+ (Cable Television) .................................................         2,956,328
          1,800   Agile Software Corporation+ (Internet Services) ................................           127,406
          2,700   Agilent Technologies, Inc.+ (Precision Instruments) ............................           199,125
         99,000   ALZA Corporation# (Medical Specialties) ........................................         5,853,375
         88,264   America Online, Inc.+ (Internet Services) ......................................         4,655,926
          4,500   Applied Materials, Inc.+ (Electronic Production Equipment) .....................           407,953
        132,500   Aspect Communications Corporation+ (Precision Instruments) .....................         5,204,766
          5,300   AT&T Corporation (Major U.S. Telecommunications) ...............................           167,613
        182,800   AT&T Corporation Liberty Media Group, Class B+# (Cable Television) .............         4,432,900
        158,800   Atmel Corporation+# (Semiconductors) ...........................................         5,855,750
          5,300   AVX Corporation (Electronic Components) ........................................           121,569
         65,000   BEA Systems, Inc.+# (EDP Services) .............................................         3,211,406
         14,300   Carrier Access Corporation+ (Telecommunications Equipment) .....................           756,559
          1,000   CIENA Corporation+ (Telecommunications Equipment) ..............................           166,656
         74,800   Cisco Systems, Inc.+# (Computer Communications) ................................         4,752,137
         74,500   Citigroup, Inc.# (Diversified Financial Services) ..............................         4,488,625
          1,700   Cognex Corporation+ (Electronic Production Equipment) ..........................            87,922
         61,200   Comverse Technology, Inc.+# (Telecommunications Equipment) .....................         5,693,512
          4,500   Convergys Corporation+ (Diversified Commercial Services) .......................           233,438
         40,000   Cooper Cameron Corporation+# (Oilfield Services/Equipment) .....................         2,640,000


  The accompanying notes are an integral part of these financial statements.  35

-----------------------------
    THE MONTGOMERY FUNDS
-----------------------------
    GLOBAL LONG-SHORT FUND
-----------------------------
         INVESTMENTS

SHARES                                                                                               VALUE (NOTE 1)
COMMON STOCKS -- CONTINUED
UNITED STATES -- CONTINUED
        105,200   Covad Communications Group, Inc.+ (Other Telephone/Communication) ..............   $     1,693,063
          6,400   Cymer, Inc.+ (Electronic Production Equipment) .................................           304,800
         79,000   Digital Island, Inc.+ (Internet Services) ......................................         3,838,906
        106,000   Dril-Quip, Inc.+# (Oilfield Services/Equipment) ................................         4,955,500
          2,200   DuPont Photomasks, Inc.+ (Electronic Production Equipment) .....................           150,150
          5,600   EMC Corporation+ (EDP Peripherals) .............................................           430,850
         79,700   Extreme Networks, Inc.+# (Computer Communications) .............................         8,380,953
          5,200   Flextronics International Ltd.+ (Electronic Components) ........................           357,338
         60,000   Forest Laboratories, Inc.+# (Other Pharmaceuticals) ............................         6,060,000
         26,000   Galileo International, Inc. (Diversified Commercial Services) ..................           542,750
         63,900   Guidant Corporation+ (Medical Specialties) .....................................         3,163,050
        121,000   Halliburton Company (Oilfield Services/Equipment) ..............................         5,709,687
         32,200   I2 Technologies, Inc.+ (Computer Software) .....................................         3,357,856
         85,000   Internap Network Services Corporation+# (Internet Services) ....................         3,506,250
         52,600   JDS Uniphase Corporation+# (Telecommunications Equipment) ......................         6,303,781
         40,200   Juniper Networks, Inc.+# (Telecommunications Equipment) ........................         5,850,356
          5,200   Lam Research Corporation+ (Electronic Production Equipment) ....................           195,163
          3,100   Lands' End, Inc.+ (Catalog/Specialty Distribution) .............................           103,463
          6,500   Legato Systems, Inc.+ (Computer Software) ......................................            98,109
         56,000   Lowe's Companies, Inc. (Building Material Chains) ..............................         2,299,500
        100,000   LSI Logic Corporation+# (Semiconductors) .......................................         5,412,500
        123,300   LTX Corporation+ (Electronic Production Equipment) .............................         4,311,647
         10,000   Lucent Technologies, Inc. (Telecommunications Equipment) .......................           592,500
         61,000   Maxim Intergrated Products, Inc.+# (Semiconductors) ............................         4,142,281
        136,500   Men's Warehouse, Inc. (The)+ (Clothing/Shoe/Accessory Stores) ..................         3,041,391
         89,000   Micron Technology, Inc.+# (Semiconductors) .....................................         7,837,562
          4,800   Microsoft Corporation+ (Computer Software) .....................................           383,850
         10,300   NASDAQ-100 Shares+ (Mutual Funds) ..............................................           959,831
         53,300   Netopia, Inc.+# (Internet Services) ............................................         2,143,659
         37,300   Next Level Communications, Inc.+# (Telecommunications Equipment) ...............         3,199,641
         45,000   Nextel Communications, Inc.+ (Cellular Telephone) ..............................         2,752,031
         76,900   Nike, Inc. (Shoe Manufacturing) ................................................         3,061,581
         40,625   NTL, Inc.+# (Other Telephone/Communication) ....................................         2,433,691
         48,200   Oracle Corporation+ (Computer Software) ........................................         4,050,306
         29,800   Palm, Inc.+ (Electronic Data Processing) .......................................           995,506
         12,300   PeopleSoft, Inc.+ (Computer Software) ..........................................           205,641
        101,475   Pfizer, Inc.# (Major Pharmaceuticals) ..........................................         4,870,800
        192,800   Pinnacle Systems, Inc.+# (EDP Peripherals) .....................................         4,368,125
        104,900   Quest Software, Inc+# (Internet Services) ......................................         5,821,950
          3,800   Rational Software Corporation+ (Computer Software) .............................           353,044
         68,200   Realnetworks, Inc.+# (Internet Services) .......................................         3,446,231
        126,100   S1 Corporation+ (Savings and Loan Associations) ................................         2,943,647
         21,200   SAGA SYSTEMS, Inc.+ (Computer Software) ........................................           263,675
          8,200   SBC Communications, Inc. (Major U.S. Telecommunications) .......................           354,650
         66,500   Semtech Corporation+ (Semiconductors) ..........................................         5,037,375
          5,400   Solectron Corporation+ (Electronic Components) .................................           226,125
          1,300   Sonus Networks, Inc.+ (Telecommunication Equipment) ............................           205,238
         63,800   Sprint Corporation (PCS Group)+ (Cellular Telephone) ...........................         3,796,100
          6,400   Starbucks Corporation+ (Restaurants) ...........................................           244,600
            900   StorageNetworks Inc.+ (EDP Services) ...........................................            81,253
         58,600   Sun Mircosystems, Inc.+# (Electronic Data Processing) ..........................         5,330,769
         18,000   Sycamore Networks, Inc.+ (Telecommunications Equipment) ........................         1,987,312
          9,400   TD Waterhouse Group, Inc.+ (Investment Bankers/Brokers/Services) ...............           162,738
          1,900   Tellabs, Inc.+ (Telecommunications Equipment) ..................................           130,091
          2,600   Texas Instruments, Inc. (Semiconductors) .......................................           178,588
          6,500   The Gap, Inc. (Clothing/Shoe/Accessory Stores) .................................           203,125
          7,200   Time Warner Telecom, Inc.+ (Other Telephone/Communication) .....................           464,400
         64,600   TMP Worldwide, Inc.+# (Advertising) ............................................         4,766,269
        110,000   Tut Systems, Inc.+# (Computer Communications) ..................................         6,300,937
         32,000   Univision Communications, Inc.+# (Broadcasting) ................................         3,312,000
        168,300   USinternetworking, Inc.+# (Computer Software) ..................................         3,434,372
          4,400   UTStarcom, Inc.+ (Telecommunications Equipment) ................................           133,788

36 The accompanying notes are an intergral part of these financial statements.

                                                  -----------------------------
                                                      THE MONTGOMERY FUNDS
                                                  -----------------------------
                                                      GLOBAL LONG-SHORT FUND
                                                  -----------------------------
                                                           INVESTMENTS

SHARES                                                                                               VALUE (NOTE 1)
COMMON STOCKS -- CONTINUED
UNITED STATES -- CONTINUED
         25,600   Verisign, Inc.+# (Internet Services) ...........................................   $     4,514,400
         60,000   Veritas Software Corporation+ (Computer Software) ..............................         6,778,125
         65,100   Viacom, Inc.+ (Media Conglomerates) ............................................         4,439,006
        103,500   Vignette Corporation+# (Internet Services) .....................................         5,385,234
        102,400   Weatherford International, Inc.+# (Oilfield Services/Equipment) ................         4,076,800
         85,000   Webvan Group, Inc.+ (Consumer Specialties) .....................................           621,563
          1,800   Williams Communications Group, Inc.+ (Other Telephone/Communication) ...........            59,738
                                                                                                     ---------------
                                                                                                         239,130,177

VENEZUELA -- 0.1%
          9,900   Compania Anonima Nacional Telefonos de Venezuela ADR
                  (Other Telephone/Communication) ................................................           269,156

TOTAL COMMON STOCKS
(Cost $296,961,928) ..............................................................................       400,620,339
                                                                                                     ---------------
PREFERRED STOCK -- 0.2%

BRAZIL -- 0.2%
     30,000,000   Banco do Estado de Sao Paulo S.A. (Non-U.S. Banks) (Cost $1,258,510) ...........           897,921
                                                                                                     ---------------
MONEY MARKET FUND -- 0.0%@
        147,247   Chase Vista Federal Money Market Fund (Cost $147,247) ..........................           147,247
                                                                                                     ---------------
TOTAL INVESTMENTS -- 100.0%
(Cost $298,367,685*) .............................................................................       401,665,507

TOTAL SHORT SALES -- (36.9)%
(Proceeds $154,718,053) ..........................................................................      (148,147,237)

OTHER ASSETS AND LIABILITIES -- 36.9%
(Net) ............................................................................................       148,042,808
                                                                                                     ---------------

NET ASSETS -- 100.0% .............................................................................   $   401,561,078
                                                                                                     ---------------
                                                                                                     ---------------

*    Aggregate cost for federal tax purposes $299,991,760.
+    Non-income-producing security.
++   144A security. Certain conditions for public sale may exist.
#    Security, or a portion thereof, designated as short-sale collateral.
@    Amount represents less than 0.1%.

ABBREVIATIONS
ADR  American Depositary Receipt
GDR  Global Depositary Receipt


  The accompanying notes are an integral part of these financial statements.  37

-----------------------------
    THE MONTGOMERY FUNDS
-----------------------------
    GLOBAL LONG-SHORT FUND
-----------------------------
    SCHEDULE OF SHORT SALES

June 30, 2000

SHARES                                                                                PROCEEDS   VALUE (NOTE 1)
SHORT SALES -- 36.9%
                  CANADA -- 1.5%
         80,200   QLT PhotoTherapeutics, Inc. (Biotechnology) ..................... $  5,524,445  $  6,228,031
                  CHINA/HONG KONG -- 0.2%
         62,000   Hang Seng Bank Ltd. (Non-U.S. Banks) ............................      588,784       588,545
         58,000   Sun Hung Kai Properties Ltd. (Real Estate) ......................      371,903       416,650
                                                                                    ------------  ------------
                                                                                         960,687     1,005,195
                                                                                    ------------  ------------
                  FRANCE -- 2.6%
         16,310   Cap Gemini S.A. (EDP Services) ..................................    2,844,804     2,870,164
         30,300   Groupe Danone (Packaged Foods) ..................................    3,487,950     4,017,111
         42,290   Sidel S.A. (Industrial Machinery/Components) ....................    4,178,740     3,426,554
                                                                                    ------------  ------------
                                                                                      10,511,494    10,313,829
                                                                                    ------------  ------------
                  GERMANY -- 2.9%
         50,000   Adidas AG (Shoe Manufacturing) ..................................    3,017,441     2,756,476
         63,000   DaimlerChrysler AG (Motor Vehicles) .............................    3,891,475     3,301,906
         32,000   Kamps AG (Restaurants) ..........................................      568,467     1,022,471
         70,000   SAP AG (Computer Software) ......................................    2,987,208     3,285,625
         40,000   T-Online International AG (Internet Services) ...................    1,446,630     1,295,258
                                                                                    ------------  ------------
                                                                                      11,911,221    11,661,736
                                                                                    ------------  ------------
                  INDIA -- 0.1%
         30,000   Bajaj Auto Ltd. (Auto and Agricultural Holdings) ................      273,000       273,000

                  ITALY -- 0.7%
        772,000   Seat Pagine Gialle SpA (Printing/Forms) .........................    2,951,305     2,665,522

                  JAPAN -- 1.4%
          4,400   Fanuc Ltd. (Industrial Machinery/Components) ....................      480,295       447,275
      1,053,000   Tokyu Corporation (Railroads) ...................................    4,609,333     5,198,285
                                                                                    ------------  ------------
                                                                                       5,089,628     5,645,560
                                                                                    ------------  ------------

                  NETHERLANDS -- 1.8%
        240,000   Getronics N.V. (EDP Services) ...................................    5,755,952     3,696,921
         38,500   Gucci Group N.V. (Apparel) ......................................    3,047,962     3,647,875
                                                                                    ------------  ------------
                                                                                       8,803,914     7,344,796
                                                                                    ------------  ------------

                  SINGAPORE -- 0.3%
          7,700   Chartered Semiconductor Manufacturing Ltd.
                  (Electronic Production Equipment) ...............................      610,898       697,091
         14,000   Creative Technology Ltd. (EDP Peripherals) ......................      317,146       337,945
                                                                                    ------------  ------------
                                                                                         928,044     1,035,036
                                                                                    ------------  ------------

                  SPAIN -- 2.8%
         40,100   Telefonica S.A. (Other Telephone/Communication) .................    3,031,160     2,568,906
      1,540,000   TelePizza S.A. (Restaurants) ....................................    7,875,454     8,666,209
                                                                                    ------------  ------------
                                                                                      10,906,614    11,235,115
                                                                                    ------------  ------------

                  SWEDEN -- 1.7%
        163,000   Hennes & Mauritz AB (Clothing/Shoe/Accessory Stores) ............    4,470,893     3,397,372
        604,200   WM-Data AB (EDP Services) .......................................    3,833,838     3,319,404
                                                                                    ------------  ------------
                                                                                       8,304,731     6,716,776
                                                                                    ------------  ------------

                  TAIWAN -- 0.2%
         30,300   Taiwan Fund, Inc. (Mutual Funds) ................................      684,405       579,488
         13,000   Taiwan Semiconductor Manufacturing Company Ltd.
                  (Electronic Production Equipment) ...............................      455,313       503,750
                                                                                    ------------  ------------
                                                                                       1,139,718     1,083,238
                                                                                    ------------  ------------

                  UNITED KINGDOM -- 3.8%
        138,000   British Sky Broadcasting Group PLC (Cable Television) ...........    2,233,201     2,694,995
        366,000   Freeserve PLC (Internet Services) ...............................    2,684,923     1,782,746
        400,000   London Bridge Software Holdings PLC (Computer Software) .........    3,703,471     2,934,636
        147,000   PowderJect Pharmaceuticals PLC (Medical Specialties) ............    1,891,226       900,585
        497,400   QXL.com PLC (Other Consumer Services) ...........................    2,452,796       752,417
        350,000   Reckitt & Colman PLC (Package Goods/Cosmetics) ..................    3,401,067     3,931,127
        629,748   Telewest Communications PLC (Cable Television) ..................    2,575,184     2,174,353
                                                                                    ------------  ------------
                                                                                      18,941,868    15,170,859
                                                                                    ------------  ------------


38  The accompanying notes are an integral part of these financial statements.

                                                  -----------------------------
                                                      THE MONTGOMERY FUNDS
                                                  -----------------------------
                                                      GLOBAL LONG-SHORT FUND
                                                  -----------------------------
                                                      SCHEDULE OF SHORT SALES

                                                  June 30, 2000

SHARES                                                                                PROCEEDS   VALUE (NOTE 1)
                  UNITED STATES -- 16.9%
         26,000   Amazon.com, Inc. (Catalog/Specialty Distribution) ............... $  1,990,153  $    944,125
         75,500   Ask Jeeves, Inc. (Internet Services) ............................    5,729,405     1,361,359
         28,500   Best Buy Company, Inc. (Computer/Video Chains) ..................    1,793,730     1,802,625
         75,200   Central Parking Corporation (Other Consumer Services) ...........    2,210,871     1,781,300
        135,500   Chattem, Inc. (Other Pharmaceuticals ) ..........................    3,098,256     1,858,891
         95,400   Cintas Corporation (Diversified Commercial Services) ............    3,115,379     3,488,062
        157,000   Claire's Stores, Inc. (Clothing/Shoe/Accessory Stores) ..........    3,061,355     3,022,250
         65,000   DoubleClick, Inc. (Advertising) .................................    2,549,293     2,478,125
         39,400   eBay, Inc. (Other Consumer Services) ............................    2,711,619     2,138,681
         53,500   Estee Lauder Companies, Inc. (Package Goods/Cosmetics) ..........    2,805,969     2,644,906
        124,200   G&K Services, Inc. (Diversified Commercial Services) ............    3,555,383     3,108,881
          2,100   hi/fn, Inc. (Semiconductors) ....................................       76,779        93,253
         86,100   Immunex Corporation (Biotechnology) .............................    3,131,360     4,259,259
         63,300   India Fund, Inc. (Mutual Funds) .................................    1,034,925       898,069
         75,200   Inhale Therapeutic Systems, Inc. (Medical Specialties) ..........    3,196,841     7,630,450
         82,800   Intimate Brands, Inc. (Clothing/Shoe/Accessory Stores) ..........    1,711,385     1,635,300
        107,800   iShares MSCI Hong Kong (Mutual Funds) ...........................    1,404,477     1,320,550
         50,000   iShares MSCI South Korea (Computer Communications) ..............      929,094     1,050,000
         80,000   Kellogg Company (Packaged Foods) ................................    2,092,634     2,380,000
         31,300   MCSi, Inc. (Computer Communications) ............................      622,192       802,063
         15,700   NASDAQ-100 Shares (Mutual Funds) ................................    1,247,879     1,463,044
        110,000   Newell Company (Home Furnishings) ...............................    3,187,567     2,832,500
        144,000   P.F. Chang's China Bistro, Inc. (Restaurants) ...................    3,597,885     4,603,500
         81,500   Sears, Roebuck & Company (Department Stores) ....................    2,982,336     2,658,938
        110,200   Starbucks Corporation (Restaurants) .............................    2,546,817     4,211,706
         45,000   Target Corporation (Discount Stores) ............................    3,120,506     2,610,000
         60,600   Tivo, Inc. (Broadcasting) .......................................    2,024,717     2,122,894
         85,000   Webvan Group, Inc. (Consumer Specialties) .......................    1,086,995       621,563
         90,000   Yankee Candle Company, Inc. (Consumer Sundries) .................    1,855,582     1,946,250
                                                                                    ------------  ------------
                                                                                      68,471,384    67,768,544
                                                                                    ------------  ------------
                  TOTAL SHORT SALES ............................................... $154,718,053  $148,147,237
                                                                                    ============  ============


  The accompanying notes are an integral part of these financial statements.  39

-----------------------------
   THE MONTGOMERY FUNDS
-----------------------------
   GLOBAL COMMUNICATIONS
          FUND
-----------------------------
    PORTFOLIO HIGHLIGHTS

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM FROM JULY 1, 1999, THROUGH JUNE 30, 2000?

A: The Fund significantly outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Telecommunications Index, returning 51.53%, versus 5.21% for the benchmark. In recognition of its strong performance, Morningstar awarded the Fund an overall five-star rating for its risk-adjusted returns over the period ended 6/30/00 among 3,642 domestic equity funds. The Fund also received five stars for the three- and five-year periods ended 6/30/00 among 3,642 and 2,328 domestic equity funds, respectively.*

Q: WHAT MAIN FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THIS PERIOD?

A: The Fund was exceptionally strong during the second half of 1999, gaining 63.42%. This performance was driven by broad strength in its communications, technology and media holdings. Among the best performers were companies at the forefront of data transmission through broadband or wireless technology and services.

The broad-based rally continued into the first three months of 2000. In the second quarter, however, technology and telecom stocks came under pressure for several reasons. As we expected, rising interest rates created a headwind for newer entrants, which were among the best performers in the first quarter. A corresponding slowdown in the initial public offering (IPO) market was another challenge for companies in need of funding to continue building their businesses and networks.

Telecom stocks overseas were also depressed by the unexpectedly high prices paid in the United Kingdom for licenses to develop a new generation of wireless networks. Investors and companies alike began reassessing the costs of building these networks, which would enable users to access the Internet and receive high-quality audio and video feeds via wireless phones.

Q: WERE THERE ANY PARTICULARLY STRONG HOLDINGS?

A: During the relatively short periods when the communications and technology sectors weren't enjoying a broad-based rally, the Fund benefited from its exposure to manufacturers of telecom equipment, semiconductors and fiber-optic components. The strength of these stocks--even during the second quarter of 2000--was very positive for the Fund, because its heaviest industry weightings are in those areas. Telecom equipment companies such as Nokia are profiting from strong global demand for wireless handsets and other end-use devices. Demand for capital equipment such as fiber-optic components and semiconductors has also been very strong.

Q: HAVE YOU MADE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO RECENTLY?

A: Through our bottom-up process, we have continued to trim the Fund's exposure to telecom-services businesses while increasing its share of telecom-equipment companies. We expect telecom-equipment makers to benefit from a tremendous wave of spending on communications infrastructures worldwide.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
Oscar Castro, CFA ..................................... Senior Portfolio Manager
Stephen Parlett, CFA ......................................... Portfolio Manager


--------------------------------------------------------------------------------
                                FUND PERFORMANCE
--------------------------------------------------------------------------------
                          Average annual total returns
                         for the period ended 6/30/00

--------------------------------------------------------------------------------
                                   MONTGOMERY
                           GLOBAL COMMUNICATIONS FUND
Since inception (6/1/93) .............................................    25.52%
One year .............................................................    51.53%
Five years ...........................................................    31.20%

--------------------------------------------------------------------------------
                          MSCI TELECOMMUNICATIONS INDEX
Since 5/31/93 ........................................................    16.09%
One year .............................................................     5.21%
Five years ...........................................................    21.18%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                        Global
                    Communications      MSCI Telecom(1)             Lipper(2)
                    --------------      ---------------             ---------
Jun-93                  10375              10222.42                  10453.97
Jul-93                  10625               10322.5                  10754.21
Aug-93                  11675              10926.62                  11538.95
Sep-93                  12017              10753.92                  11643.76
Oct-93                  12867              11224.74                  12034.04
Nov-93                  12067              10633.67                  11360.88
Dec-93                  13483              10826.21                  11842.93
Jan-94                  14050              11289.13                  12245.83
Feb-94                  13558              10524.82                  11789.47
Mar-94                  12558              10179.59                  11272.63
Apr-94                  12742              10495.95                  11491.94
May-94                  12608              10540.39                  11457.14
Jun-94                  11833               10474.4                   11341.2
Jul-94                  12342              10772.38                   11832.7
Aug-94                  13217              11096.25                  12191.48
Sep-94                  12950              10762.79                  11942.34
Oct-94                  13117              10984.54                  12198.77
Nov-94                  12068              10218.92                  11646.41
Dec-94                  11675              10178.04                  11520.18
Jan-95                  11007              10394.72                  11525.91
Feb-95                  10982              10376.05                  11426.82
Mar-95                  11241              10567.71                  11467.08
Apr-95                  11700               10692.3                  11869.62
May-95                  12260              10844.01                  12005.18
Jun-95                  12878              11012.18                  12580.47
Jul-95                  13571              11262.25                  13405.51
Aug-95                  13596              11507.81                  13770.25
Sep-95                  14297              12184.28                   14104.3
Oct-95                  13629               12031.7                  13553.11
Nov-95                  13763               12101.6                  13831.37
Dec-95                  13646              12471.68                  14243.71
Jan-96                  13947              12681.42                  14534.61
Feb-96                  14064              12569.04                  14410.07
Mar-96                  14180              12376.44                  14332.34
Apr-96                  15158              12767.54                  15214.74
May-96                  15124              12627.66                  15517.57
Jun-96                  15074              12589.88                  15350.74
Jul-96                  14172              11739.67                  14016.27
Aug-96                  14456              11792.36                  14326.09
Sep-96                  14932              11926.72                  14626.12
Oct-96                  14499               12157.2                   14437.3
Nov-96                  15107              12812.85                  15068.48
Dec-96                  14740              13098.04                  14998.14
Jan-97                  15497              13224.07                  15631.18
Feb-97                  15180              13363.43                  15432.16
Mar-97                  14863              12939.91                  14520.67
Apr-97                  15189              13079.18                  14949.77
May-97                  16440              13876.96                  16359.27
Jun-97                  17250              14462.94                  17302.49
Jul-97                  18271              14723.79                  18236.38
Aug-97                  17118               13799.2                  17269.87
Sep-97                  18297              14732.82                  19051.34
Oct-97                  16862              14516.83                  18227.38
Nov-97                  16792              15485.77                   18938.5
Dec-97                  17074              16052.89                  19079.86
Jan-98                  17940              16979.46                  20021.78
Feb-98                  21559                 17646                  21298.62
Mar-98                  23675              19178.56                   23465.4
Apr-98                  24289               18974.3                  23214.86
May-98                  23905              19031.81                  22343.53
Jun-98                  25090               19789.2                  23381.86
Jul-98                  26581              20948.95                  23995.97
Aug-98                  20221              19019.91                  19752.23
Sep-98                  20023              19422.47                  20896.55
Oct-98                  22436              20738.09                  22552.31
Nov-98                  24388              21673.58                  24084.58
Dec-98                  26459              24044.69                  27874.81
Jan-99                  29757              26376.91                     30256
Feb-99                  28190              26087.64                     29085
Mar-99                  28957              25377.72                     31490
Apr-99                  30231                 26204                     33338
May-99                  30035              26253.68                     32962
Jun-99                  33038               27355.6                     35365
Jul-99                  33196                 27277                     34937
Aug-99                  33355                 25606                     33274
Sep-99                  33232                 26226                     34512
Oct-99                  36482                 28176                     37753
Nov-99                  44231                 31448                     42272
Dec-99                  53983                 34324                     48701
Jan-00                  54307                 33164                     48993
Feb-00                  63637                 34777                     57410
Mar-00                  61690                 35732                     55653
Apr-00                  53034                 31608                     47845
May-00                  47641                 29268                     42979
Jun-00                  50056                 28780                     47445

(1) The Morgan Stanley Capital International Telecommunications Index is a capitalization-weighted index comprising equity securities of communications companies in developed countries worldwide.

(2)  The Lipper Telecommunication Funds Average universe consists of five funds.

                                                  -----------------------------
                                                     THE MONTGOMERY FUNDS
                                                  -----------------------------
                                                     GLOBAL COMMUNICATIONS
                                                            FUND
                                                  -----------------------------
                                                      PORTFOLIO HIGHLIGHTS

Although we continue to emphasize companies in Europe and the United States over those in the emerging markets, we have added to the Fund's weightings in such stocks as Korea Telecom, a leader in rolling out DSL and broadband technology in Korea. Samsung Electronics, another Korean holding, is a strong global competitor in several areas: DRAM chips, wireless handsets and liquid crystal displays (LCDs). Despite its strong competitive position, Samsung's shares, like those of Korea Telecom, continue to trade inexpensively.

Q: WHAT TRENDS DO YOU SEE EMERGING IN THE COMMUNICATIONS ARENA OVER THE YEAR AHEAD, AND HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THEM?

A: We believe that merger and acquisition activity will drive further change and growth in the communications, technology and media industries over the next year and beyond. After the watershed merger between Mannesmann and Vodafone in the first quarter, the second quarter brought news that Vivendi would merge with Seagram. The combined entity would be the world's second-largest media group.
As part of our bottom-up process, we do seek companies with a strategic advantage that may make them attractive acquisition targets.

We also believe that the growth of wireless data transmission will be a driving force for the sector over the next year. Consumers and companies are avidly embracing new technologies that enable access to the Internet and other kinds of data from a cellular phone or even a personal digital assistant (PDA). Using firsthand original research and industry insight, we intend to focus our efforts on identifying the companies that are best poised to capitalize on and benefit from these trends over the long term.

-------------------------------------------------------------------------------
TOP TEN HOLDINGS
-------------------------------------------------------------------------------
                     (as a percentage of total net assets)
Nokia Oyj .............................................................  3.4%
Samsung Electronics Company ...........................................  3.1%
Sprint Corporation (PCS Group) ........................................  2.3%
Cisco Systems, Inc. ...................................................  2.3%
Cable & Wireless Optus Ltd. ...........................................  2.2%
Corning, Inc. .........................................................  2.1%
Global Crossing Ltd. ..................................................  2.0%
Nortel Networks Corporation ...........................................  1.9%
Vodafone AirTouch PLC .................................................  1.9%
Alcatel S.A., ADR .....................................................  1.9%

-------------------------------------------------------------------------------
TOP FIVE COUNTRIES
-------------------------------------------------------------------------------
                     (as a percentage of total net assets)
United States ........................................................  40.6%
Finland ..............................................................   6.9%
United Kingdom .......................................................   6.9%
France ...............................................................   5.1%
Japan ................................................................   4.9%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Funds whose investments are concentrated in a specific industry, sector or geographic area may be subject to a higher degree of market risk than funds whose investments are diversified and may not be suitable for all investors. In addition, technology securities tend to be relatively volatile as compared with other types of investments.

The recent growth rate in the stock market has helped produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.


* Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance through 6/30/00. Ratings are subject to change monthly, and past performance is no guarantee of future results. Morningstar ratings on U.S.-domiciled funds are calculated from a funds' three-, five-, and 10-year average annual total returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of funds in a broad asset class receive five stars; the next 22.5% receive four stars; the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Ratings are for Class R shares only; other classes may vary.

---------------------
THE MONTGOMERY FUNDS
---------------------
GLOBAL COMMUNICATIONS
        FUND
---------------------
     INVESTMENTS

PORTFOLIO INVESTMENTS

June 30, 2000


SHARES                                                       VALUE (NOTE 1)
COMMON STOCKS - 91.0%
AUSTRALIA - 2.2%
      3,754,800  Cable & Wireless Optus Ltd.+
                 (Other Telephone/Communication)..............  $ 11,167,925

BERMUDA - 3.1%
        367,000  FLAG Telecom Holdings Ltd.+
                 (Other Telephone/Communication)..............     5,482,062
        372,715  Global Crossing Ltd.+
                 (Other Telephone/Communication)..............     9,818,711
                                                                -------------
                                                                  15,300,773

CANADA - 2.4%
         67,100  AT&T Canada, Inc.+
                 (Other Telephone/Communication)..............     2,222,688
        141,181  Nortel Networks Corporation
                 (Telecommunications Equipment)...............     9,635,603
                                                                -------------
                                                                  11,858,291

CHINA/HONG KONG - 0.6%
        431,000  Television Broadcasts Ltd.
                 (Broadcasting)...............................     2,874,992

FINLAND - 6.9%
         88,775  Helsinki Telephone
                 (Other Telephone/Communication)..............     8,687,493
        332,240  Nokia Oyj+
                 (Telecommunications Equipment)...............    16,937,763
        194,800  Sonera Oyj
                 (Other Telephone/Communication)..............     8,871,943
                                                                -------------
                                                                  34,497,199

FRANCE - 5.1%
        143,200  Alcatel S.A., ADR
                 (Telecommunications Equipment)...............     9,522,800
         21,660  Canal Plus S.A.+ (Cable Television)..........     3,636,031
        112,300  Societe Television Francaise+
                 (Broadcasting)...............................     7,819,141
         70,500  STMicroelectronics N.V.+
                 (Semiconductors).............................     4,438,022
                                                                -------------
                                                                  25,415,994

GERMANY - 1.7%
         81,140  EM.TV & Merchandising AG
                 (Movies/Television)..........................     4,775,035
         49,300  Infineon Technologies AG+
                 (Electronic Components)......................     3,902,846
                                                                -------------
                                                                   8,677,881

IRELAND - 1.1%
        196,800  Parthus Technologies PLC+
                 (Electronic Components)......................     5,608,800

ITALY - 0.5%
        237,900  Telecom Italia Mobile SpA
                 (Cellular Telephone).........................     2,418,845

JAPAN - 4.9%
        220,000  NEC Corporation
                 (Diversified Electronic Products)............     6,901,879
            289  Nippon Telegraph & Telephone
                 Corporation
                 (Other Telephone/Communication)..............     3,838,994
            327  NTT DoCoMo, Inc. (Cellular Telephone)........     8,841,585
         16,900  Rohm Company, Ltd. (Semiconductors)..........     4,951,623
                                                                -------------
                                                                  24,534,081
KOREA - 4.6%
        147,500  Korea Telecom Corporation, ADR
                 (Other Telephone/Communication)..............     7,135,313
         47,350  Samsung Electronics Company
                 (Diversified Electronic Products)............    15,669,738
                                                                -------------
                                                                  22,805,051

NETHERLANDS - 4.5%
        141,538  KPN N.V.+
                 (Other Telephone/Communication)..............     6,324,687
         62,200  KPNQwest N.V.+
                 (Telecommunications Equipment)...............     2,444,241
        185,100  Versatel Telecom International N.V+
                 (Other Telephone/Communication)..............     7,768,113
        113,100  VNU N.V. (Books/Magazines)...................     5,836,013
                                                                -------------
                                                                  22,373,054

PORTUGAL - 1.6%
         66,500  PT MULTIMEDIA-Servicos de
                 Telecomunicacoes e Multimedia SGPS
                 S.A+ (Other Telecommunications)..............     3,298,233
        314,500  Telecel-Comunicacoes Pessoais S.A.+
                 (Cellular Telephone).........................     4,769,515
                                                                -------------
                                                                   8,067,748

RUSSIA - 0.1%
        200,000  Russian Telecommunication
                 Development Corporations ss.+(a)
                 (Other Telephone/Communication)..............       407,553

SPAIN - 0.5%
         99,900  Jazztel PLC+
                 (Other Telephone/Communication)..............     2,628,619

SWEDEN - 3.1%
        315,500  Tele1 Europe Holding AB+
                 (Other Telephone/Communication)..............     3,859,764
        320,500  Telefonaktiebolaget LM Ericsson AB+
                 (Telecommunications Equipment)...............     6,335,212

     The accompanying notes are an integral part of these financial statements.

SHARES                                                 VALUE (NOTE 1)
COMMON STOCKS - CONTINUED
SWEDEN - CONTINUED
        535,400  Telia AB+
        (Other Telephone/Communication).......................  $  5,033,779
                                                                -------------
                                                                  15,228,755

SWITZERLAND - 0.6%
          8,700  Swisscom AG
                 (Other Telephone/Communication)..............     3,009,920
UNITED KINGDOM - 6.9%
         52,700  Bookham Technology PLC+
                 (Semiconductors).............................     3,032,520
        307,100  Cable & Wireless PLC
                 (Other Telephone/Communication)..............     5,198,313
         43,300  COLT Telecom Group PLC, ADR+
                 (Other Telephone/Communication)..............     5,844,147
        570,700  Freeserve PLC+ (Internet Services)...........     2,779,818
        244,890  Pearson PLC (Books/Magazines)................     7,649,687
      2,357,879  Vodafone AirTouch PLC
                 (Cellular Telephone).........................     9,594,588
                                                                -------------
                                                                  34,099,073

UNITED STATES  40.6%
         77,300  3Com Corporation+
                 (Computer Communications)....................     4,451,997
         60,300  Advanced Micro Devices, Inc.+
                 (Semiconductors).............................     4,658,175
        343,000  Allied Riser Communications
                 Corporation+
                 (Other Telephone/Communication)..............     4,877,031
         29,600  AT&T Wireless Group+
                 (Cellular Telephone).........................       825,100
        246,300  Atmel Corporation+ (Semiconductors)..........     9,082,312
         94,300  Bell Atlantic Corporation+
                 (Major U.S. Telecommunications)..............     4,791,619
        136,500  Carrier Access Corporation+
                 (Telecommunications Equipment)...............     7,221,703
        181,156  Cisco Systems, Inc.+
                 (Computer Communications)....................    11,509,067
         96,600  Cognex Corporation+
                 (Electronic Production Equipment)............     4,996,031
         78,200  Comverse Technology, Inc.+
                 (Telecommunications Equipment)...............     7,275,044
        109,800  Convergys Corporation+
                 (Diversified Commercial Services)............     5,695,875
         38,400  Corning, Inc.
                 (Telecommunications Equipment)...............    10,363,200
        189,525  Covad Communications Group, Inc.+
                 (Other Telephone/Communication)..............     3,050,168
         95,400  Cymer, Inc.+
                 (Electronic Production Equipment)............     4,543,425
        248,700  Dobson Communications Corporation+
                 (Cellular Telephone).........................     4,803,019
        111,500  EMC Corporation+ (EDP Peripherals)...........     8,578,531
         65,800  Enron Corporation
                 (Oil/Gas Transmission).......................     4,244,100

UNITED STATES - CONTINUED
        156,000  ePresence, Inc.+
                 (Office/Plant Automation)....................     1,135,875
         36,100  Flextronics International Ltd.+
                 (Electronic Components)......................     2,480,747
        281,000  Galileo International, Inc.
                 (Diversified Commercial Services)............     5,865,875
        322,860  Global TeleSystems Group, Inc.+
                 (Other Telephone/Communication)..............     3,894,499
         22,900  Hewlett-Packard Company
                 (Diversified Electronic Products)............     2,859,638
         74,400  i2 Technologies, Inc.+
                 (Computer Software)..........................     7,758,525
        218,100  Infonet Services Corporation+
                 (EDP Services)...............................     2,603,569
        407,200  McLeod USA, Inc., Class A+
                 (Other Telephone/Communication)..............     8,436,675
        143,300  NTL, Inc.+
                 (Other Telephone/Communication)..............     8,584,566
        235,800  Open Text Corporation+
                 (Computer Software)..........................     5,091,806
        106,400  Oracle Corporation+
                 (Computer Software)..........................     8,940,925
        194,000  Sprint Corporation (PCS Group)+
                 (Cellular Telephone).........................    11,543,000
         51,300  Tellabs, Inc.+
                 (Telecommunications Equipment)...............     3,512,447
        107,400  Texas Instruments, Inc. (Semiconductors)          7,377,037
        117,800  Time Warner Telecom, Inc.+
                 (Other Telephone/Communication)..............     7,598,100
         39,200  Voicestream Wireless Corporation+
                 (Cellular Telephone).........................     4,559,450
         47,100  Williams Communications Group, Inc.+
                 (Other Telecommunications)...................     1,563,131
        169,872  WorldCom, Inc.+
                 (Major U.S. Telecommunications)..............     7,798,186
                                                                -------------
                                                                 202,570,448

TOTAL COMMON STOCKS
(Cost $400,382,331)...........................................   453,545,002
                                                                -------------

PREFERRED STOCKS  2.6%

BRAZIL  0.0%@
        200,650  Telemig Celular S.A., Series C
                 (Cellular Telephone).........................         5,118

GERMANY  2.6%
         55,563  ProSieben Media AG (Media)...................     6,942,460
         31,410  SAP AG (Computer Software)...................     5,797,027
                                                                -------------
                                                                  12,739,487

TOTAL PREFERRED STOCKS
(Cost $10,235,094)............................................    12,744,605

The accompanying notes are an integral part of these financial statements.

---------------------
THE MONTGOMERY FUNDS
---------------------
GLOBAL COMMUNICATIONS
        FUND
---------------------
     INVESTMENTS

SHARES                                                 VALUE (NOTE 1)

MONEY MARKET FUND - 0.0%@
            680  Chase Vista Federal Money Market Fund
                 (Cost $680)..................................  $        680
                                                                -------------

TOTAL SECURITIES
(Cost $410,618,105)...........................................   466,290,287
                                                                -------------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 6.7%
   $ 33,491,000  Agreement with Greenwich Capital
                 Markets, Tri-Party, 7,000% dated
                 06/30/00, to be repurchased at
                 $33,510,269 on 07/03/00, collateralized by
                 $34,160,939 market value of U.S.
                 government and mortgage-backed
                 securities, having various maturities and
                 interest rates
                 (Cost $33,491,000)...........................    33,491,000

TOTAL INVESTMENTS - 100.3%
(Cost $444,109,105*)..........................................   499,781,287

OTHER ASSETS AND LIABILITIES  (0.3)%
(Net).........................................................    (1,265,039)
                                                                -------------

NET ASSETS  100.0%............................................  $ 498,516,248
                                                                =============

*   Aggregate cost for federal tax purposes $444,207,043.
ss. Valued in good faith at fair value using procedures approved by the Board of
    Trustees.
+   Non-income producing security.
@   Amount represents less than 0.1%.
(a) Restricted securities: At June 30, 2000, the Fund owned the following restricted security, constituting less than 0.10% of net assets, which may not be publicly sold without registration under Securities Act of 1933
    (Note 1). Additional information on the securities is as follows:


Russian Telecommunication Development Corporation

                                                                     Value per
Acquisition Date                Shares            Cost                 Share
--------------------------------------------------------------------------------
12/22/97                        200,000           $2,000,000           $2.04

ABBREVIATIONS
ADR     American Depositary Receipt


The Montgomery Global Communications Fund concentrates its investments in the global communications industry. Because of this concentration, the value of this Fund's shares may vary in response to factors affecting the global communications industry and therefore may be more volatile than those of investment companies that do not similarly concentrate their investments. The global communications industry may be subject to greater changes in governmental policies and regulation than many other industries, and regulatory approval requirements may materially affect the products and services of this industry.


44
    The accompanying notes are an integral part of these financial statements.

                                                   ----------------------------
                                                       THE MONTGOMERY FUNDS
                                                   ----------------------------
                                                       EMERGING MARKETS FUND
                                                   ----------------------------
                                                       PORTFOLIO HIGHLIGHTS


INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED JUNE 30, 2000?

A: The Fund outperformed its benchmark, the Morgan Stanley Capital International
(MSCI) Emerging Markets Free Index, returning 17.58%, versus 9.47% for the benchmark.

Q: WHAT MAIN FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A: Stock selection and strategic over- and underweightings in certain markets played an important role in the Fund's returns over the past year.

Our decision to overweight Brazil and Mexico relative to the Fund's benchmark proved positive for performance. Both markets were especially strong in the second quarter of 2000. In Brazil we have focused on large-cap telecommunications firms and energy companies. Like Brazil's, Mexico's economy gained momentum, which helped boost shares of banks such as Grupo Financiero Banamex and beverage companies such as Fomento Economico Mexicano.

The Fund also benefited from its exposure to technology and telecommunications companies. As in developed markets, these sectors led many emerging markets worldwide in 1999 and the first part of 2000. The trend was positive for northern Asian markets in particular, which are home to a number of world-class technology companies, such as Samsung Electronics. The tech/telecom rally was less of a driving factor in Southeast Asian markets, though domestically oriented telecom stocks in Thailand and Indonesia performed fairly well. The Fund remains underweighted in Southeast Asia, though we did raise its exposure to Malaysia about midway through the fiscal year. While these holdings helped the Fund relative to its benchmark index, the Fund's performance did suffer in absolute terms during the first half of 2000. Rising interest rates and fears of higher inflation depressed many emerging markets over the period and had a concurrent impact on the Fund.

Q: WERE THERE ANY DISAPPOINTMENTS?

A: We reduced the Fund's weighting in Latin American copper-mining stocks over the past few months. The direction of interest rates had an impact on the price of many metals, including copper; so as interest rates rose in the United States, the near-term prospects for copper- mining stocks deteriorated. We sold them to take advantage of what we believe were better opportunities elsewhere.

Q: HAVE YOU MADE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO RECENTLY?

A: During the first half of 2000, we reduced the Fund's positions in South Africa, where domestically oriented companies appeared especially vulnerable to a potential economic slowdown in that market. We think that the outlook for export-oriented issues is still quite positive though-especially mining stocks such as Impala Platinum Holdings and De Beers, which have been driven up this year by strong demand for platinum and diamonds.

--------------------------------------------------------------------------------
                             PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
Josephine Jimenez, CFA...............................  Senior Portfolio Manager
Frank Chiang.........................................  Portfolio Manager

--------------------------------------------------------------------------------
                               FUND PERFORMANCE
--------------------------------------------------------------------------------
                         Average annual total returns
                         for the period ended 6/30/00
--------------------------------------------------------------------------------
                       MONTGOMERY EMERGING MARKETS FUND

Since inception (3/1/92)...............................................   3.69%
One year...............................................................  17.58%
Five years.............................................................  (0.93)%
--------------------------------------------------------------------------------
                       MSCI EMERGING MARKETS FREE INDEX

Since 3/1/92...........................................................   5.59%
One year...............................................................   9.47%
Five years.............................................................   0.99%
--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

                                              MSCI
                 Emerging Mkts Fund     Emerging Mkts(1)        Lipper(2)
                 ------------------     ----------------      -------------
Feb-92                10000                   10000                10000
Mar-92                 9970                10338.49              9964.65
Apr-92                10010                10266.75             10114.17
May-92                10140                10229.72             10379.93
Jun-92                 9960                 9215.03             10184.29
Jul-92                 9750                 9315.26              9916.73
Aug-92                 9620                 8880.95              9682.22
Sep-92                 9570                 8911.25              9570.51
Oct-92                 9950                 9388.03              9732.72
Nov-92                 9880                 9286.77              9589.49
Dec-92                10031                 9559.99              9639.89
Jan-93                10242                 9606.09              9867.28
Feb-93                10342                 9767.18             10313.37
Mar-93                10482                10090.13             10523.51
Apr-93                10702                10322.17             10973.89
May-93                10922                10609.82             11292.26
Jun-93                11083                10924.56             11373.58
Jul-93                11263                11213.06             11572.56
Aug-93                11934                12159.89             12490.06
Sep-93                12324                12604.56             12741.52
Oct-93                13295                13735.53             13846.62
Nov-93                13689                14343.35             14420.62
Dec-93                15916                16714.06             16749.29
Jan-94                16110                17018.36             17100.33
Feb-94                15609                16715.61             16634.48
Mar-94                14445                15202.91             15168.89
Apr-94                14373                14898.87             14881.64
May-94                14731                 15408.8             15169.18
Jun-94                13975                14984.07             14424.52
Jul-94                14782                15915.92             15280.65
Aug-94                16212                17891.12             16717.19
Sep-94                16437                18094.42             16909.57
Oct-94                16365                17768.11             16530.75
Nov-94                15591                16844.06             15717.78
Dec-94                14687                15491.41             14573.25
Jan-95                13170                13843.26             13170.26
Feb-95                13191                 13488.1             13113.58
Mar-95                13105                13573.79             13162.65
Apr-95                13331                14182.73             13559.57
May-95                14160                14937.25             14165.12
Jun-95                14170                14981.43             14196.34
Jul-95                14569                15317.71             14697.81
Aug-95                13998                 14956.9             14343.77
Sep-95                13837                14885.92             14357.03
Oct-95                13320                14316.08             13712.42
Nov-95                12912                14060.78             13467.78
Dec-95                13353                 14684.4             13979.56
Jan-96                14235                 15728.2             15391.52
Feb-96                13912                15478.12             15197.02
Mar-96                14170                15598.68             15262.52
Apr-96                14891                16222.36             15814.51
May-96                15160                16149.92             15920.64
Jun-96                15268                16250.77             15938.37
Jul-96                14321                15140.13             14974.68
Aug-96                14773                15527.67             15426.63
Sep-96                14870                15662.18             15609.46
Oct-96                14555                15244.47             15191.11
Nov-96                14879                15499.91             15628.45
Dec-96                14998                15570.01             15814.98
Jan-97                16155                16632.04             16944.61
Feb-97                16685                17344.31             17594.47
Mar-97                16296                16888.71             16960.72
Apr-97                16306                16918.55             16838.31
May-97                16912                17402.76             17341.59
Jun-97                18220                18344.11             17922.09
Jul-97                18869                18607.79             18447.45
Aug-97                16847                16239.97             16156.64
Sep-97                17518                16689.94             16771.74
Oct-97                14468                13951.33             13848.22
Nov-97                13982                13442.28             13190.43
Dec-97                14527                13766.21             13297.36
Jan-98                12853                12686.53             12160.16
Feb-98                13729                14010.69              13288.3
Mar-98                14145                 14618.7             13763.63
Apr-98                14302                14459.45              13881.3
May-98                12437                12477.92             12053.34
Jun-98                11078                11169.03             10967.42
Jul-98                11606                11523.16             11261.67
Aug-98                 8067                 8191.36              8003.58
Sep-98                 8348                 8710.98               8309.4
Oct-98                 8741                 9628.26              9109.88
Nov-98                 9493                10429.02               9702.5
Dec-98                 8965                10277.88              9573.32
Jan-99                 8594                   10112                 9803
Feb-99                 8314                   10210                 9743
Mar-99                 9449                   11556                10829
Apr-99                10325                    9433                12254
May-99                10798                    9378                12106
Jun-99                12690                   10443                13301
Jul-99                11213                   13985                12624
Aug-99                11168                   14112                12478
Sep-99                10764                   13634                12024
Oct-99                11123                   13925                12450
Nov-99                12392                   15173                13818
Dec-99                14628                   17103                16325
Jan-00                14616                   17205                16170
Feb-00                15021                   17432                16889
Mar-00                15011                   17517                16964
Apr-00                13495                   15857                15064
May-00                13034                   15201                14229
Jun-00                13528                   15737                14937

(1) The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

(2) The Lipper Emerging Markets Funds Average universe consists of six funds.

----------------------------
    THE MONTGOMERY FUNDS
----------------------------
    EMERGING MARKETS FUND
----------------------------
    PORTFOLIO HIGHLIGHTS

With the proceeds from South Africa, we increased the Fund's weighting in Russia, where the political and economic environment appear to be improving. We also increased the Fund's exposure to Israeli technology companies, which proved beneficial for the Fund. As attacks by hackers and computer viruses became a visible global threat in early 2000, companies like Check Point Software Technologies, a leader in building computer firewalls, have attracted more business.

Q: WHERE DO YOU BELIEVE THE BEST OPPORTUNITIES IN THE EMERGING MARKETS WILL BE IN THE SECOND HALF OF 2000 AND BEYOND?

A: We believe that Latin America will experience stronger economic growth. In 1999 Asian economies garnered attention as they emerged from recession. During the past six months, Latin American economies (especially Brazil and Mexico) have boasted the fastest growth rates, driven by a decline in domestic real interest rates as well as by the strength of the U.S. economy. We believe that Brazil and Mexico are the most attractive markets in Latin America, and have continued to overweight them versus the Fund's benchmark. Our focus in these two markets is on domestically oriented companies, which should benefit from an increase in consumer spending and industrial production.

We also see some encouraging trends developing in Russia, which appears to offer better opportunities than do most European emerging markets. Higher prices for crude oil, Russia's major export, have driven up shares of Lukoil and have helped shore up the country's current accounts. Russia's improved foreign-reserve position has also stabilized its currency and helped spur economic activity. In fact, we believe that Russia's gross domestic product may grow by 5% this year. In addition, the new government of Vladimir Putin has been proactive in advancing reforms, including possible privatization of such enterprises as Unified Energy Systems.

Although the Fund continues to have a neutral weighting in Asia, we have increased its exposure to China, which it now seems more likely will be admitted to the World Trade Organization (WTO). If that occurs, we expect companies in the shipping and container-leasing business, such as Cosco Pacific, to be among the prime beneficiaries of increased trade. We continue to seek opportunities such as this around the world.

-------------------------------------------------------------------------------
                              TOP TEN HOLDINGS
-------------------------------------------------------------------------------
                   (as a percentage of total net assets)

Samsung Electronics....................................................   6.3%
Telefonos de Mexico S.A., ADR..........................................   5.0%
Taiwan Semiconductor Manufacturing
Company, Ltd...........................................................   3.8%
Embratel Participacoes ADR.............................................   3.2%
Alpha Credit Bank......................................................   2.6%
United Microelectronics
Corporation, Ltd.......................................................   2.5%
China Mobile (Hong Kong) Ltd., ADR.....................................   2.2%
Check Point Software Technologies Ltd..................................   2.2%
Wal-Mart de Mexico S.A. de C.V.........................................   2.2%
Petroleo Brasileiro S.A................................................   1.9%

-------------------------------------------------------------------------------
                              TOP FIVE COUNTRIES
-------------------------------------------------------------------------------
                    (as a percentage of total net assets)

Brazil.................................................................  15.4%
Mexico.................................................................  14.0%
Korea..................................................................  10.8%
Taiwan.................................................................   9.4%
South Africa...........................................................   7.5%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

                                                     --------------------------
                                                        THE MONTGOMERY FUNDS
                                                     --------------------------
                                                        EMERGING MARKETS FUND
                                                     --------------------------
                                                              INVESTMENTS


PORTFOLIO INVESTMENTS

June 30, 2000


SHARES                                                       VALUE (NOTE 1)
COMMON STOCKS - 91.7%
BRAZIL - 10.7%
        173,600  Aracruz Celulose S.A., Sponsored ADR
                 (Paper)......................................  $  3,352,650
         98,700  Brasileira de Distribuicao Grupo Pao de
                 Acucar (Food Chains).........................     3,170,737
     70,600,000  Companhia Siderurgica Nacional
                 (Metal Fabrication)..........................     2,214,887
        401,900  Embratel Participacoes ADR
                 (Other Telephone/Communication)..............     9,494,887
        197,100  Petroleo Brasileiro S.A.
                 (Integrated Oil Companies)...................     5,790,052
         27,000  Tele Celular Sul Participacoes S.A.
                 (Cellular Telephone).........................     1,221,750
        331,600  Tele Centro Oeste Celular
                 Participacoes S.A., ADR
                 (Other Telephone/Communication)..............     3,979,200
         34,300  Telecom Participacoes S.A., ADR
                 (Other Telephone/Communication)..............     2,506,044
                                                                -------------
                                                                  31,730,207

CHILE - 0.8%
        127,274  Cia de Telecom Chile de S.A., ADR
                 (Other Telephone/Communication)..............     2,306,841

CHINA/HONG KONG - 5.5%
         36,500  AsiaInfo Holdings, Inc.+
                 (Internet Services)..........................     1,632,234
        292,000  China Mobile (Hong Kong) Ltd.+
                 (Other Telephone/Communication)..............     2,575,204
         37,400  China Mobile (Hong Kong) Ltd., ADR+
                 (Other Telephone/Communication)..............     6,650,188
      1,132,000  China Unicom Ltd.+
                 (Other Telephone/Communication)..............     2,403,258
      3,998,000  Cosco Pacific Ltd. (Marine Transportation)...     3,154,089
                                                                -------------
                                                                  16,414,973

CZECH REPUBLIC - 1.7%
         68,190  Ceske Radiokomunikace, GDR+,++
                 (Other Telephone/Communication)..............     3,029,341
         97,800  Komercni Banka A.S. (Non-U.S. Banks).........     1,979,948
                                                                -------------
                                                                   5,009,289
EGYPT - 2.2%
        169,300  Al-Ahram Beverages Company, GDR+,++
                 (Alcoholic Beverages)........................     2,907,728
        110,233  Egyptian Company for Mobile Services+
                 (Cellular Telephone).........................     3,587,435
                                                                -------------
                                                                   6,495,163

GREECE - 2.6%
        194,314  Alpha Credit Bank (Non- U.S. Banks)..........     7,659,212

SHARES                                                       VALUE (NOTE 1)
HUNGARY - 0.5%
        217,200  Magyar Tavkozlesi Rt.
                 (Other Telephone/Communication)..............     1,509,716

INDIA - 5.2%
             50  Castrol (India) Ltd.
                 (Oil Refining/Marketing).....................           340
            200  Cummins India Ltd. (Auto Parts: O.E.M.)......         2,012
        106,000  Hindalco Industries Ltd. (Aluminum)..........     1,874,645
         49,100  Hindustan Lever Ltd.
                 (Package Goods/Cosmetics)....................     3,119,032
         25,200  Infosys Technologies Ltd.
                 (Computer Software)..........................     4,695,073
        198,400  Sri Adhikari Brothers Telephone Network Ltd.
                 (Broadcasting)...............................     2,557,871
            150  State Bank of India (Non-U.S. Banks).........           760
             10  Tata Engineering & Locomotive Company, Ltd.
                 (Motor Vehicles).............................            28
        201,500  Videsh Sanchar Nigam Ltd., GDR++
                 (Other Telephone/Communication)..............     3,148,438
                                                                -------------
                                                                  15,398,199
INDONESIA - 0.4%
      3,750,000  PT Telekomunikasi Indonesia
                 (Other Telephone/Communication)..............     1,317,481

ISRAEL - 7.1%
      2,560,000  Bank Leumi Le-Israel (Non-U.S. Banks)........     5,285,525
        390,350  Bezeq Israeli Telecommunication Corporation,
                 Ltd. (Other Telephone/Communication).........     2,174,985
         31,000  Check Point Software Technologies Ltd.+
                 (Computer Software)..........................     6,582,656
         54,400  IDB Holding Corporation, Ltd.
                 (Miscellaneous)..............................     2,089,131
         28,000  NICE Systems Ltd., ADR+
                 (Telecommunications Equipment)...............     2,163,875
         29,600  Orbotech Ltd.+
                 (Electronic Production Equipment)............     2,750,025
                                                                -------------
                                                                  21,046,197

KOREA - 10.8%
         16,670  Cheil Communications, Inc. (Advertising).....     2,175,274
        165,110  Kookmin Bank (Non-U.S. Banks)................     2,102,699
        245,000  Korea Electric Power Corporation, ADR
                 (Non-U.S. Utilities)........................     4,517,188
         19,585  Korea Telecom Corporation
                 (Other Telephone/Communication)..............     1,724,847
         56,329  Samsung Electronics
                 (Diversified Electronic Products)............    18,641,197
          9,130  SK Telecom Company, Ltd.+
                 (Other Telephone/Communication)..............     2,988,677
                                                                -------------
                                                                  32,149,882


                                                                             47

The accompanying notes are an integral part of these financial statements.

--------------------------
   THE MONTGOMERY FUNDS
--------------------------
   EMERGING MARKETS FUND
--------------------------
        INVESTMENTS

SHARES                                                       VALUE (NOTE 1)
COMMON STOCKS   CONTINUED
MALAYSIA - 5.4%
        915,000  AMMB Holdings Berhad
                 (Investment Bankers/Brokers/Services)........  $  3,058,026
        696,000  Commerce Asset Holdings Berhad
                 (Non-U.S. Banks).............................     2,014,737
        441,000  Digi.com Berhad+
                 (Other Telephone/Communication)..............       806,566
        375,000  Malayan Banking Berhad (Non-U.S. Banks)......     1,519,737
        240,000  New Straits Times Press Berhad (The)
                 (Newspapers).................................       568,421
      2,772,000  Public Bank Berhad (Non-U.S. Banks)..........     2,553,158
      1,241,000  Resorts World Berhad (Hotels/Resorts)........     3,396,421
        605,000  Tenaga Nasional Berhad (Non-U.S. Utilities)..     1,974,210
                                                                -------------
                                                                  15,891,276
MEXICO - 14.0%
        283,000  Apasco S.A. de C.V. (Building Materials).....     1,624,702
         74,700  Cemex S.A. de C.V., Sponsored ADR
                 (Building Materials).........................     1,746,113
      1,877,000  Controladora Comercial Mexicana S.A. de C.V.
                 (Department Stores)..........................     1,754,651
        332,769  Corporacion Interamericana de Entretenimento
                 S.A., Series B+ (Advertising)................     1,301,794
         58,500  Fomento Economico Mexicano S.A. de C.V.+
                 (Soft Drinks)................................     2,519,156
        897,000  Grupo Financiero Banamex Accival S.A. de
                 C.V., Series B-Banacci+ (Non-U.S. Banks).....     3,773,388
        685,000  Grupo Mexico S.A., Series B+
                 (Other Metals/Minerals)......................     1,928,009
         39,600  Grupo Televisa S.A., GDR+,++
                 (Broadcasting)...............................     2,729,925
        422,000  Kimberly-Clark de Mexico S.A. de C.V.
                 (Package Goods/Cosmetics)....................     1,200,630
        432,000  Organizacion Soriana S.A. de C.V.+
                 (Other Specialty Stores).....................     1,720,713
        259,180  Telefonos de Mexico S.A., ADR
                 (Other Telephone/Communication)..............    14,805,658
      2,747,000  Wal-Mart de Mexico S.A. de C.V.+
                 (Other Specialty Stores).....................     6,447,767
                                                                -------------
                                                                  41,552,506

PAKISTAN - 0.0%@
            514  Engro Chemical Pakistan
                 (Agricultural Chemicals).....................           578

PERU - 0.3%
         57,900  Compania de Minas Buenaventura S.A., ADR
                 (Precious Metals)............................     1,002,394
              1  Ferreyros Enrique S.A., ADR+
                 (Construction/Agriculture Equipment/Trucks)..           ---
                                                                -------------
                                                                   1,002,394

SHARES                                                       VALUE (NOTE 1)
PHILIPPINES - 0.0%@
            100  Ayala Corporation (Multi-Sector Companies)...$           18

POLAND - 0.4%
        109,600  Elektrim Spolka Akcyjna S.A.+
                 (Wholesale Distributors).....................     1,258,497

RUSSIA - 2.9%
        205,000  Lukoil Holding Company, Sponsored ADR
                 (Integrated Oil Companies)...................     4,100,000
        134,900  Mobile Telesystems, Sponsored ADR+
                 (Cellular Telephone).........................     3,018,388
     14,000,000  RAO Unified Energy Systems+
                 (Non-U.S. Utilities).........................     1,610,000
                                                                -------------
                                                                   8,728,388

SOUTH AFRICA - 7.5%
      3,293,700  African Bank Investments Ltd.+
                 (Diversified Financial Services).............     4,307,333
        158,900  Anglo American Platinum Corporation, Ltd.
                 (Precious Metals)............................     4,582,887
        105,000  De Beers Centenary AG
                 (Other Metals/Minerals)......................     2,557,196
        199,000  Dimensions Data Holding Ltd.
                 (Electronic Data Processing).................     1,647,808
        109,600  Impala Platinum Holdings Ltd.+
                 (Precious Metals)............................     4,079,870
              1  Liberty Life Association of Africa Ltd.
                 (Life Insurance).............................            10
         18,970  Pepsi International Bottlers+ss.(a)
                 (Soft Drinks)................................        80,622
        257,000  Sappi Ltd. (Paper)...........................     1,934,613
        465,936  Sasol Ltd. (Coal Mining).....................     3,129,164
                                                                -------------
                                                                  22,319,503

TAIWAN - 9.4%
        622,000  Hon Hai Precision Industry Company, Ltd.+
                 (EDP Peripherals)............................     5,627,860
        350,225  Synnex Technology International Corporation+
                 (Electronics Distributors)...................     1,880,785
      2,398,310  Taiwan Semiconductor Manufacturing Company,
                 Ltd.+ (Electronic Production Equipment)......    11,396,363
      2,623,600  United Microelectronics Corporation, Ltd.+
                 (Semiconductors).............................     7,300,824
      2,900,000  Yang Ming Marine Transport+
                 (Marine Transportation)......................     1,595,118
                                                                -------------
                                                                  27,800,950

THAILAND - 1.6%
        113,000  Advanced Info Service Public Company, Ltd.+
                 (Cellular Telephone).........................     1,407,632
        201,600  Hana Microelectronics Public Company, Ltd.
                 (Diversified Electronic Products)............     1,585,011
      1,982,700  Thai Farmers Bank Public Company, Ltd. (F)
                 (Non- U.S. Banks)............................     1,670,175
                                                                -------------
                                                                   4,662,818


48

The accompanying notes are an integral part of these financial statements.

                                                     --------------------------
                                                        THE MONTGOMERY FUNDS
                                                     --------------------------
                                                        EMERGING MARKETS FUND
                                                     --------------------------
                                                              INVESTMENTS


SHARES                                                       VALUE (NOTE 1)
COMMON STOCKS   CONTINUED
TURKEY - 2.7%
    26,916,000  Arcelik A.S.
                (Consumer Electronics/Appliances).............  $  1,323,144
    45,300,000  Dogan Sirketler Grubu Holdings A.S.
                (Diversified Manufacture).....................     1,095,182
    83,192,000  Turkiye Is Bankasi, Class C (Non-U.S. Banks)..     1,776,618
   350,393,890  Yapi Ve Kredi Bankasi S.A.+
                (Non-U.S. Banks)..............................     3,896,748
                                                                -------------
                                                                   8,091,692

UNITED KINGDOM - 0.0%@
             1  Liberty International PLC (Real Estate).......             8

TOTAL COMMON STOCKS
(Cost $230,766,779)...........................................   272,345,788
                                                                -------------

PREFERRED STOCKS  4.7%
BRAZIL - 4.7%
   187,100,000  Banco Bradesco S.A. (Non-U.S. Banks)..........     1,628,761
     4,157,000  Itausa Investimentos Itau
                (Multi-Sector Companies)......................     4,033,685
   214,943,580  Tele Norte Leste Participacoes S.A.
                (Other Telephone/Communication)...............     5,035,412
     4,156,835  Telecomunicacoes de Ceana S.A.
                (Cellular Telephone)..........................       460,974
       560,224  Telemig Celular S.A., Series C
                (Cellular Telephone)..........................        14,289
        94,800  Vale do Rio Doce, Series A
                (Other Metals/Minerals).......................     2,675,534
                                                                -------------

TOTAL PREFERRED STOCKS
(Cost $12,180,888)............................................    13,848,655
                                                                -------------

SHARES                                                       VALUE (NOTE 1)
MONEY MARKET FUND - 0.0%@
            19  Chase Vista Federal Money Market Fund
                (Cost $19)....................................  $          19
                                                                -------------

TOTAL INVESTMENTS - 96.4%
(Cost $242,947,686*)..........................................    286,194,462

OTHER ASSETS AND LIABILITIES - 3.6%
(Net)..........................................................    10,841,069
                                                                -------------

NET ASSETS - 100.0%............................................ $ 297,035,531
                                                                =============

*    Aggregate cost for federal tax purposes $244,595,024.
+    Non-income-producing security.
ss.  Valued in good faith using procedures approved by the Board of Trustees.
++   144A security. Certain conditions for public sale may exist.
@    Amount represents less then 0.1%.
(a) Restricted securities: At June 30, 2000, the Fund owned the following restricted securities, constituting less than 0.03% of net assets, which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on the securities is as follows:

Pepsi International Bottlers

                                                                  Value per
Acquisition Date                     Shares           Cost          Share
--------------------------------------------------------------------------------
3/20/97                              18,970         $569,100        $4.25

ABBREVIATIONS
ADR    American Depositary Receipt
(F)    Foreign or Alien Shares
GDR    Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

--------------------------
   THE MONTGOMERY FUNDS
--------------------------
     EMERGING MARKETS
        FOCUS FUND
--------------------------
   PORTFOLIO HIGHLIGHTS



==============================================================================
                             PORTFOLIO MANAGEMENT
------------------------------------------------------------------------------
Josephine Jimenez, CFA..................................................Senior
                                                             Portfolio Manager

==============================================================================
                               FUND PERFORMANCE
------------------------------------------------------------------------------
                         Average annual total returns
                         for the period ended 6/30/00
------------------------------------------------------------------------------
                         MONTGOMERY EMERGING MARKETS
                                  FOCUS FUND
Since inception (12/31/97)............................................. 24.17%
One year............................................................... 27.91%
------------------------------------------------------------------------------
                       MSCI EMERGING MARKETS FREE INDEX
Since 12/31/97.........................................................  5.50%
One year...............................................................  9.47%
------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


                Emerging
                Market
                Focus                  Index(1)         Lipper
                ----------          -------------   ----------------
Dec-97             10000              10000             10000
Jan-98              8949               9216              9284
Feb-98              9998              10178             10117
Mar-98             10801              10619             10508
Apr-98             11331              10504             10572
May-98              9790               9064              9210
Jun-98              8826               8113              8371
Jul-98              9081               8371              8652
Aug-98              6558               5950              6204
Sep-98              7258               6328              6385
Oct-98              7825               6994              6952
Nov-98              8032               7576              7378
Dec-98              7489               7466              7275
Jan-99              7846               7346              7138
Feb-99              7740               7417              7074
Mar-99              9293               8395              7833
Apr-99             10325               9433              8880
May-99             10798               9378              8797
Jun-99             12690              10443              9835
Jul-99             12594              10159              9641
Aug-99             11677              10251              9509
Sep-99             11641               9904              9175
Oct-99             12207              10115              9506
Nov-99             14890              11022             10565
Dec-99             16653              12424             12484
Jan-00             16693              12498             12362
Feb-00             16820              12663             12920
Mar-00             17878              12725             12987
Apr-00             16085              11519             11514
May-00             15223              11043             10879
Jun-00             16232              11432             11420

(1) The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

(2) The Lipper Emerging Markets Funds Average universe consists of 152 Funds.

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED JUNE 30, 2000?

A: The Fund outperformed its benchmark, the Morgan Stanley Capital International
(MSCI) Emerging Markets Free Index, by a wide margin, returning 27.91%, versus 9.47% for the benchmark.

Q: WHAT MAIN FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A: Stock selection played the most important role in the Fund's performance relative to its benchmark over the past year. But on some occasions--particularly during the first half of 2000--that factor could not offset a general decline in the emerging markets.

As in developed markets, technology stocks led many emerging markets around the world in 1999 and part of 2000. The trend was positive for northern Asian markets in particular, which are home to a number of world-class technology companies, such as Samsung Electronics of Korea. Samsung was a strong holding for the Fund over the year, as was Taiwan Semiconductor Manufacturing. Both companies have been benefiting from a strong surge in demand for components used in end-source products. Samsung, for example, is a leading producer of DRAM chips, mobile-telephone handsets and flat-panel liquid crystal displays (LCDs). Yet its shares continue to trade inexpensively, which in our opinion is primarily a reflection of investor concerns about Korea's market environment rather than of the company's fundamentals.

In a number of markets, domestically focused telecom companies such as SK Telecom of Korea, China Telecom of Hong Kong, Embratel of Brazil and Telefonos de Mexico also performed well over the past year. Subscriber growth and demand for new services such as wireless Internet access should provide a powerful source of long-term earnings for these companies. Accelerating economic growth in Brazil and Mexico is creating a tailwind for Embratel and Telefonos de Mexico, in particular, as it is for other domestically oriented companies in those markets. The growing momentum also helped boost such holdings as Grupo Financiero Banamex over the past year.

Finally, South African mining stocks such as Impala have appreciated this year on the back of strong demand for platinum.

Although these holdings helped the Fund relative to its benchmark index, the Fund's performance did suffer in absolute terms during the first half of 2000. Rising interest rates and fears of higher inflation depressed many emerging markets over that period and had a concurrent impact on the Fund.

Q: HAVE YOU MADE ANY SIGNIFICANT CHANGES TO THE FUND RECENTLY?

A: During the third quarter, we initiated a position in Russia, where the political and economic environment appear to be improving. We invested in a company called Unified Energy Systems on the basis of its attractive valuation and privatization prospects.

                                                      --------------------------
                                                         THE MONTGOMERY FUNDS
                                                      --------------------------
                                                           EMERGING MARKETS
                                                              FOCUS FUND
                                                      --------------------------
                                                         PORTFOLIO HIGHLIGHTS

Q: WHERE DO YOU BELIEVE THE BEST OPPORTUNITIES IN THE EMERGING MARKETS WILL BE IN THE SECOND HALF OF 2000 AND BEYOND?

A: Right now we are seeking opportunities to profit from potentially stronger economic growth in Latin America. Last year Asian economies garnered a great deal of attention as they emerged from recession. In 2000, Latin American economies (especially Brazil's and Mexico's) are boasting the fastest growth rates, driven by a decline in domestic real interest rates as well as by the strength of the U.S. economy. Our focus in these two markets is on domestically oriented companies, which should benefit from an increase in consumer spending and industrial production.

We also see some encouraging trends developing in Russia, which appears to offer much better opportunities than do most emerging markets in Europe. Higher prices for crude oil, Russia's major export, helped shore up the country's current accounts. Russia's improved foreign- reserve position has also stabilized its currency and helped spur economic activity. In fact, we believe that Russia's gross domestic product (GDP) may grow by 5% this year. In addition, the new government of Vladimir Putin has been proactive in advancing reforms, including possible privatization of such enterprises as Unified Energy Systems.

Looking forward, we remain confident about the prospects for emerging markets, despite recent volatility. Many stocks in the emerging markets appear inexpensive relative to global averages. Those attractive valuations, combined with strong GDP growth momentum, lead us to believe that the asset class continues to offer strong long-term return potential.


==============================================================================
                                TOP TEN HOLDINGS
------------------------------------------------------------------------------
                     (as a percentage of total net assets)
Impala Platinum Holdings Ltd. .........................................   7.8%
Embratel Participacoes ADR.............................................   6.7%
Grupo Financiero Banamex Accival
S.A. de C.V., Series B-Banacci.........................................   5.7%
Telefonos de Mexico S.A., ADR..........................................   5.7%
China Mobile (Hong Kong) Ltd., ADR.....................................   5.4%
Samsung Electronics....................................................   5.3%
Pao de Acucar ADR......................................................   4.7%
Aracruz Celulose S.A. de C.V.,
Sponsored ADR..........................................................   4.3%
Taiwan Semiconductor Manufacturing
Company, Ltd. .........................................................   4.2%
Wal-Mart de Mexico S.A. de C.V. .......................................   3.9%


==============================================================================
                               TOP FIVE COUNTRIES
------------------------------------------------------------------------------
                      (as a percentage of total net assets)
Mexico.................................................................  21.7%
Brazil.................................................................  20.6%
Taiwan.................................................................  10.7%
China/Hong Kong........................................................   9.1%
Korea..................................................................   8.3%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

--------------------------
   THE MONTGOMERY FUNDS
--------------------------
     EMERGING MARKETS
        FOCUS FUND
--------------------------
        INVESTMENTS

PORTFOLIO INVESTMENTS

June 30, 2000

Shares                                                       VALUE (NOTE 1)
COMMON STOCKS - 80.5%
BRAZIL - 18.9%
         10,600  Aracruz Celulose S.A. de S.V.,
                 Sponsored ADR (Paper).......................$       204,713
         13,500  Embratel Participacoes ADR
                 (Other Telephone/Communication).............        318,937
          6,900  Pao de Acucar ADR (Food Chains).............        221,662
          5,060  Petroleo Brasileiro S.A.
                 (Integrated Oil Companies)..................        148,644
                                                                 ------------
                                                                     893,956
CHINA/HONG KONG - 9.1%
          3,200  AsiaInfo Holdings, Inc.+
                 (Internet Services).........................        143,100
         29,000  China Mobile (Hong Kong) Ltd., ADR+
                 (Other Telephone/Communication).............        255,757
         16,000  China Unicom Ltd.+
                 (Other Telephone/Communication).............         33,968
                                                                 ------------
                                                                     432,825

KOREA - 8.3%
            754  Samsung Electronics
                 (Diversified Electronic Products)...........        249,525
            430  SK Telecom Company, Ltd.
                 (Other Telephone/Communication).............        140,759
                                                                 ------------
                                                                     390,284

MALAYSIA - 3.0%
         42,000  AMMB Holdings Berhad
                 (Investment Bankers/Brokers/Services).......        140,368

MEXICO - 21.7%
          3,500  Fomento Economico Mexicano S.A. de C.V.,
                 Sponsored ADR+ (Soft Drinks)................        150,719
         64,000  Grupo Financiero Banamex Accival S.A. de
                 C.V., Series B-Banacci+ (Non-U.S. Banks)....        269,227
         38,000  Organizacion Soriana S.A. de C.V.+
                 (Other Specialty Stores)....................        151,359
          4,700  Telefonos de Mexico S.A., ADR
                 (Other Telephone/Communication).............        268,488
         79,000  Wal-Mart de Mexico S.A. de C.V.+
                 (Other Specialty Stores)....................        185,429
                                                                 ------------
                                                                   1,025,222

RUSSIA - 1.0%
          2,100  Mobile Telesystems, Sponsored ADR+
                 (Cellular Telephone)........................         46,987

SOUTH AFRICA - 7.8%
          9,950  Impala Platinum Holdings Ltd.
                 (Precious Metals)...........................        370,390

TAIWAN - 10.7%
         16,000  Hon Hai Precision Industry Company, Ltd.
                 (EDP Peripherals)...........................        144,768
         42,240  Taiwan Semiconductor Manufacturing Company,
                 Ltd.+ (Electronic Production Equipment).....        200,717
         57,600  United Microelectronics Corporation, Ltd.+
                 (Semiconductors)............................        160,287
                                                                 ------------
                                                                     505,772

TOTAL COMMON STOCKS
(Cost $3,236,263)............................................      3,805,804
                                                                 ------------
PREFERRED STOCK - 1.7%
BRAZIL - 1.7%
      9,000,000  Banco Bradesco S.A. (Non-U.S. Banks)
                 (Cost $77,815)..............................         78,348
                                                                 ------------
MONEY MARKET FUND  3.1%
        145,022  Chase Vista Federal Money Market Fund
                 (Cost $145,022).............................        145,022
                                                                 ------------
TOTAL SECURITIES
(Cost $3,459,100)............................................      4,029,174
                                                                 ------------
PRINCIPAL AMOUNT

REPURCHASE AGREEMENTS - 12.2%
$ 399,000        Agreement with Chase Manhattan Bank, Tri-
                 Party, 7.000% dated 06/30/00, to be
                 repurchased at $399,230 on 07/03/00,
                 collateralized by $406,983 market value
                 of U.S. government and mortgage-backed
                 securities, having various maturities and
                 interest rates..............................        399,000
                                                                 ------------

  180,000        Agreement with Greenwich Capital Markets,
                 Tri-Party, 7.000% dated 06/30/00, to be
                 repurchased at $180,104 on 07/03/00,
                 collateralized by $183,601 market value
                 of U.S. government and mortgage-backed
                 securities, having various maturities and
                 interest rates..............................        180,000
                                                                 ------------

TOTAL REPURCHASE AGREEMENTS
(Cost $579,000)..............................................        579,000
                                                                 ------------
52

The accompanying notes are an integral part of these financial statements.


                                                      --------------------------
                                                         THE MONTGOMERY FUNDS
                                                      --------------------------
                                                           EMERGING MARKETS
                                                              FOCUS FUND
                                                      --------------------------
                                                              INVESTMENTS


                                                             VALUE (NOTE 1)
TOTAL INVESTMENTS  97.5%
(Cost $4,038,100*)...........................................  $  4,608,174

OTHER ASSETS AND LIABILITIES  2.5%
(Net)........................................................       117,122
                                                                ------------

NET ASSETS -  100.0%.........................................  $  4,725,296
                                                                ============

*Aggregate cost for federal tax purposes $4,043,596.
+Non-income-producing security.

ABBREVIATIONS
ADR      American Depositary Receipt

The accompanying notes are an integral part of these financial statments.

--------------------------
   THE MONTGOMERY FUNDS
--------------------------
    EMERGING ASIA FUND
--------------------------
   PORTFOLIO HIGHLIGHTS

==============================================================================
                           PORTFOLIO MANAGEMENT
------------------------------------------------------------------------------
Frank Chiang.................................................Portfolio Manager


==============================================================================
                             FUND PERFORMANCE
------------------------------------------------------------------------------
                       Average annual total returns
                       for the period ended 6/30/00
------------------------------------------------------------------------------
                       MONTGOMERY EMERGING ASIA FUND
Since inception (9/30/96)............................................  (0.11)%
One year............................................................. (12.56)%
Three years.......................................................... (14.23)%
------------------------------------------------------------------------------
                        MSCI ALL-COUNTRY ASIA FREE
                              (EX-JAPAN) INDEX
Since 9/30/96........................................................  (5.53)%
One year.............................................................  (0.84)%
Three years..........................................................  (8.69)%
------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


                  Emerging            MSCI
                    Asia       All-Country Asia(1)       Lipper(2)
                    ----       -------------------       ---------
Sep-96             10000               10000                 10000
Oct-96             10142              9810.4               9857.86
Nov-96             11750            10273.81              10353.55
Dec-96             12106            10238.21              10437.75
Jan-97             12807            10449.83              10581.45
Feb-97             13175            10539.17              10668.58
Mar-97             13275             9943.77              10168.77
Apr-97             13475             9795.14              10012.89
May-97             14502            10238.27              10619.62
Jun-97             15780            10612.98              10954.03
Jul-97             16256            10701.75              11115.05
Aug-97             14928             8803.84               9464.41
Sep-97             14035             8764.44               9393.41
Oct-97              9785             6815.87               7364.74
Nov-97              8992             6348.51               6950.66
Dec-97              8680              6111.6               6753.05
Jan-98              7130              5583.2               6111.33
Feb-98              9015             6767.04               7083.27
Mar-98              8698             6667.43               6997.09
Apr-98              7681             6083.05               6596.57
May-98              6636             5154.73               5024.48
Jun-98              5768              4576.2               5204.71
Jul-98              5366             4460.09               5096.83
Aug-98              4582             3817.86               4453.09
Sep-98              5506             4196.41               4884.74
Oct-98              7065             5108.64                5635.5
Nov-98              7522             5521.02               5978.12
Dec-98              7402              5635.8               6057.64
Jan-99              6777                5546                  5905
Feb-99              6459                5438                  5754
Mar-99              7066                6090                  5299
Apr-99              9194                7203                  6342
May-99              9064                7047                  6283
Jun-99             11388                8149                  7271
Jul-99             10445                7969                  7163
Aug-99             10324                8166                  7184
Sep-99              9306                7595                  6751
Oct-99              9614                7839                  7016
Nov-99             10389                8585                  7907
Dec-99             11547                9280                  8838
Jan-00             11458                9235                  8693
Feb-00             10688                9042                  8741
Mar-00             11142                9255                  8966
Apr-00             10154                8406                  7960
May-00              9235                7675                  7239
Jun-00              9956                8080                  7732

(1) The Morgan Stanley Capital International All-Country Asia Free (ex-Japan) Index comprises equities in 11 countries in the Asia Pacific region.

(2) The Lipper All-Pacific (ex-Japan) Funds Average universe consists of 57 funds.


INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED JUNE 30, 2000?

A: The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) All-Country Asia Free (ex-Japan) Index, returning -12.56%, versus -0.84% for the benchmark.

Q: WHAT MAIN FACTORS CONTRIBUTED TO THE PERFORMANCE OF ASIAN MARKETS DURING THE YEAR?

A: Two quarters of very strong performance in the middle of the period were flanked by two disappointing quarters. From July through September 1999, declines in Thai and other Southeast Asian holdings offset the Fund's gains in northern Asian markets such as Korea and China/Hong Kong. This disparity between north and south persisted for much of the fiscal year. In part the trend reflected the technology boom, because markets such as Korea and Taiwan are populated by many more technology companies than are their Southeast Asian counterparts. But after a few months of very strong performance, starting in mid-March northern Asian markets declined in tandem with the NASDAQ. The performance of India's market, which is increasingly influenced by technology stocks, reflected the same trend.

Q: DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO OVER THE PERIOD?

A: We continued to scale back the Fund's exposure to Southeast Asian markets, particularly the Philippines and Indonesia because, in our opinion, the political and macroeconomic outlook there remains generally poor. The one exception is Malaysia, which we think is fundamentally the strongest economy in Southeast Asia. Malaysia's stock market is also benefiting from the technology boom, a revival of domestic consumption and low interest rates.

Q: WHERE IN THE REGION DO YOU SEE THE BEST OPPORTUNITIES EMERGING NOW?

A: We believe that some of the most attractive opportunities in the Asia-Pacific region currently lie in Korea. Over the spring its market fell on news that Hyundai, one of its largest conglomerates, was facing a cash-flow crisis. Shares of other Korean companies--many of which are connected to Hyundai either directly or indirectly--dropped, and the market as a whole hit a 12-month low.

The downturn created what we saw as an excellent opportunity to initiate new positions or add to the Fund's existing ones in the market's more attractive companies. Shares of Samsung Electronics, for example, have been depressed by Hyundai's problems at home, even though the company remains a very strong competitor on the global stage. It is a leading producer of computer memory chips, mobile telephone handsets and flat-panel liquid crystal displays
(LCDs)--three products currently in tremendous demand. Many South Korean companies continue to enjoy strong export sales, and firms that restructured during the 1997/98 economic crisis are now in much better shape financially. Yet Korean stocks, like Asian equities in general, are extremely inexpensive relative to international averages.

                                                      --------------------------
                                                         THE MONTGOMERY FUNDS
                                                      --------------------------
                                                          EMERGING ASIA FUND
                                                      --------------------------
                                                         PORTFOLIO HIGHLIGHTS


In addition, the June meeting of South Korean President Kim Dae Jung and North Korean leader Kim Jong Il was auspicious, even though they did not discuss any specific measures to reduce the ill will between the two countries. One can only hope that the dialogue will continue, thereby defusing one of the perennial and most potent sources of tension in the Asia-Pacific region.

On a sector basis, we continue to find many attractive opportunities in the technology and telecommunications sectors. Leading companies in these industries, such as Samsung, should continue to thrive on massive global demand for existing and new technologies like the wireless Internet.

Q: WHAT'S YOUR OUTLOOK FOR THE SECOND HALF OF 2000?

A: In the near term, the global economic environment seems fairly positive for Asian equities. Although Japan has not delivered the economic boom some were hoping for, its economy does not appear to be on the verge of lapsing back into recession. In addition, the U.S. economy seems to be slowing at a measured pace, and we believe that China and India continue to have strong economic prospects. All of this, in our opinion, creates a positive backdrop for Asia-Pacific markets and for the Fund.


==============================================================================
                                TOP TEN HOLDINGS
------------------------------------------------------------------------------
                     (as a percentage of total net assets)
Cheung Kong Holdings Ltd. .............................................   4.5%
China Shipping Development
Company, Ltd. .........................................................   4.4%
Pacific Century CyberWorks Ltd. .......................................   4.0%
Samsung Electronics GDR................................................   3.9%
HSBC Holdings PLC......................................................   3.7%
United Micoelectronics
Corporation, Ltd. .....................................................   3.4%
Hon Hai Precision Industry
Company, Ltd. .........................................................   3.3%
China Everbright Ltd. .................................................   3.2%
Shinawatra Satellite Public
Company, Ltd. .........................................................   3.0%
Tenaga Nasional Berhad.................................................   3.0%


==============================================================================
                               TOP FIVE COUNTRIES
------------------------------------------------------------------------------
                      (as a percentage of total net assets)
China/Hong Kong........................................................  31.1%
Korea..................................................................  22.9%
Taiwan.................................................................  11.3%
Thailand...............................................................   9.4%
India..................................................................   8.4%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Please be aware that foreign investing, particularly in a single geographical area such as the Asia Pacific region, involves certain risks, including currency fluctuations and political and economic instability.

There are risks associated with in investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

--------------------------
   THE MONTGOMERY FUNDS
--------------------------
    EMERGING ASIA FUND
--------------------------
       INVESTMENTS

PORTFOLIO INVESTMENTS

June 30, 2000

SHARES                                                       VALUE (NOTE 1)
COMMON STOCKS - 97.5%

CHINA/HONG KONG - 31.1%
        100,000  Cheung Kong Holdings Ltd. (Real Estate).....     $  1,106,408
      1,000,000  China Everbright Ltd.
                 (Other Specialty Stores)....................          782,503
        394,000  China Resources Enterprises Ltd.
                 (Real Estate)...............................          472,567
      6,000,000  China Shipping Development Company, Ltd.+
                 (Marine Transportation).....................        1,092,938
         90,000  China Unicom Ltd.+
                 (Other Telephone/Communication).............          191,072
        100,000  Citic Pacific Ltd. (Wholesale Distributors)           523,379
        648,000  Cosco Pacific Ltd.
                 (Marine Transportation).....................          511,218
         81,537  HSBC Holdings PLC (Non- U.S. Banks).........          930,895
        500,000  Pacific Century CyberWorks Ltd.
                 (Telecommunications Equipment)..............          987,749
      3,080,000  Shanghai Industrial Holdings Ltd.
                 (Specialty Chemicals).......................          418,806
        100,000  Sun Hung Kai Properties Ltd. (Real Estate)..          718,363
                                                                  --------------
                                                                     7,735,898
INDIA - 8.4%
         20,900  Hindalco Industries Ltd., GDR++
                 (Aluminum)..................................          409,117
          1,700  Infosys Technologies Ltd.
                 (Computer Software).........................          303,663
          7,700  Rediff.com (India) Ltd., ADR+
                 (Internet Services).........................          108,281
         30,000  Reliance Industries Ltd., GDR (Textiles)....          630,000
         40,000  Videsh Sanchar Nigam Ltd., GDR
                 (Other Telephone/Communication).............          625,000
                                                                  --------------
                                                                     2,076,061

INDONESIA - 2.0%
      1,404,000  PT Telekomunikasi Indonesia
                 (Other Telephone/Communication).............          493,265

KOREA - 22.9%
         54,000  Daelim Industrial Company, Ltd.
                 (Engineering and Construction)..............          257,160
         25,700  Hyundai Electronics Industries Company
                 (Semiconductors)............................          507,074
         23,000  Hyundai Motor Company, Ltd. (Motor Vehicles)          294,971
         24,000  Korea Electric Power Corporation, ADR
                 (Non- U.S. Utilities).......................          744,737
         77,700  Korean Air Company, Ltd. (Airlines).........          644,582
         10,000  LG Chemical Ltd. (Specialty Chemicals)......          199,995
         20,000  Pohang Iron & Steel Company, Sponsored ADR
                 (Steel/Iron Ore)............................          480,000
         25,911  Pusan City Company, Ltd.
                 (Natural Gas Distribution)..................          177,771
          5,000  Samsung Electronics GDR
                 (Diversified Electronic Products)...........          980,000
         78,000  Shinhan Bank Company, Ltd. (Non-U.S. Banks)           734,513
          6,000  Shinsegae Department Store Company
                 (Other Specialty Stores)....................          263,671
         21,800  SK Corporation (Oil Refining/Marketing)               399,820
                                                                  --------------
                                                                     5,684,294

MALAYSIA - 6.7%
         50,000  Malaysian Pacific Industries Berhad
                 (Containers/Packaging)......................          513,158
        150,000  Resorts World Berhad (Hotels/Resorts).......          410,526
        230,000  Tenaga Nasional Berhad (Non-U.S. Utilities)           750,526
                                                                  --------------
                                                                     1,674,210

SINGAPORE - 5.7%
        100,000  City Developments Ltd. (Real Estate)........          387,844
        100,000  Overseas Union Bank Ltd. (Non-U.S. Banks)...          387,844
         40,352  Singapore Press Holdings Ltd. (Newspapers)..          630,682
                                                                  --------------
                                                                     1,406,370

TAIWAN - 11.3%
         38,080  Asustek Computer, Inc.
                 (Electronic Data Processing)................          314,803
        200,000  Far East Textiles Ltd. (Textiles)...........          248,657
         90,000  Hon Hai Precision Industry Company, Ltd.
                 (EDP Peripherals)...........................          814,321
        300,000  United Microelectronics Corporation, Ltd.
                 (Semiconductors)............................          834,825
        384,810  Yageo Corporation (Electronic Components)...          594,906
                                                                  --------------
                                                                     2,807,512

THAILAND - 9.4%
      1,750,000  Industrial Finance Corporation of Thailand
                 (Finance Companies).........................          366,305
        500,000  Kiatnakin Finance and Securities Public
                 Company, Ltd. (Non- U.S. Banks).............          229,739
        118,800  PTT Exploration and Production Public
                 Company, Ltd. (F) (Oil & Gas Production)....          576,184
      1,000,000  Shinawatra Satellite Public Company, Ltd.
                 (Telecommunications Equipment)..............          753,031
        482,000  Thai Farmers Bank Public Company, Ltd.
                 (Non-U.S. Banks)............................          406,025
                                                                  --------------
                                                                     2,331,284

TOTAL COMMON STOCKS
(Cost $21,996,033)...........................................       24,208,894
                                                                  --------------

The accompanying notes are an integral part of these financial statements.

                                                      --------------------------
                                                         THE MONTGOMERY FUNDS
                                                      --------------------------
                                                          EMERGING ASIA FUND
                                                      --------------------------
                                                             INVESTMENTS

PRINCIPAL AMOUNT                                                VALUE (NOTE 1)
REPURCHASE AGREEMENT - 3.0%
$       746,000  Agreement with Greenwich Capital Markets,
                 Tri-Party, 7.000% dated 06/30/00, to be
                 repurchased at $746,429 on 07/03/00,
                 collateralized by $760,923 market value
                 of U.S. government and mortgage-backed
                 securities, having various maturities and
                 interest rates (Cost $746,000)..............    $    746,000
                                                                   -----------
TOTAL INVESTMENTS - 100.5%
(Cost $22,742,033*)..........................................      24,954,894

OTHER ASSETS AND LIABILITIES - (0.5)%
(Net)........................................................        (112,223)
                                                                   -----------

NET ASSETS - 100.0%..........................................    $ 24,842,671
                                                                  ============

*    Aggregate cost for federal tax purposes $23,595,241.
+    Non-income-producing security.
++   144A security. Certain conditions for public sale may exist.

ABBREVIATIONS
ADR American Depositary Receipt
(F) Foreign or Alien Shares
GDR Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

--------------------------
   THE MONTGOMERY FUNDS
--------------------------
  TOTAL RETURN BOND FUND
--------------------------
   PORTFOLIO HIGHLIGHTS

==============================================================================
                             PORTFOLIO MANAGEMENT
------------------------------------------------------------------------------
William Stevens.......................................Senior Portfolio Manager
Marie Chandoha...............................................Portfolio Manager


==============================================================================
                               FUND PERFORMANCE
------------------------------------------------------------------------------
                         Average annual total returns
                         for the period ended 6/30/00
------------------------------------------------------------------------------
                                  MONTGOMERY
                            TOTAL RETURN BOND FUND
Since inception (6/30/97).............................................   6.30%
One year..............................................................   4.96%
Three years...........................................................   6.31%
------------------------------------------------------------------------------
                               LEHMAN BROTHERS
                             AGGREGATE BOND INDEX
Since 6/30/97.........................................................   6.03%
One year..............................................................   4.56%
Three years...........................................................   6.03%
------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


                        Total Return        Lehman(1)               Lipper(2)
                         ---------          ---------         ------------------
Jun-97                      10000              10000                   10000
Jul-97                      10276           10269.67                10261.46
Aug-97                      10176           10182.07                10170.54
Sep-97                      10333           10332.24                10316.37
Oct-97                      10493           10482.13                10434.05
Nov-97                      10543            10530.4                10464.53
Dec-97                      10646           10636.42                10559.13
Jan-98                      10792           10772.97                10696.33
Feb-98                      10779           10764.86                10681.51
Mar-98                      10824           10801.85                 10720.3
Apr-98                      10860           10858.23                10766.05
May-98                      10985           10961.23                10859.99
Jun-98                      11092           11054.19                 10937.9
Jul-98                      11110           11077.71                10957.49
Aug-98                      11326           11257.99                11085.45
Sep-98                      11569           11521.61                11324.79
Oct-98                      11479           11460.69                11235.09
Nov-98                      11506           11525.74                11288.92
Dec-98                      11575           11560.39                11327.14
Jan-99                      11663              11643                   11397
Feb-99                      11454              11440                   11190
Mar-99                      11546              11503                   11271
Apr-99                      11569              11539                   11306
May-99                      11474              11438                   11188
Jun-99                      11447              11402                   11146
Jul-99                      11422              11353                   11108
Aug-99                      11423              11348                   11090
Sep-99                      11535              11479                   11201
Oct-99                      11557              11522                   11216
Nov-99                      11557              11521                   11225
Dec-99                      11507              11465                   11177
Jan-00                      11509              11428                   11136
Feb-00                      11654              11566                   11244
Mar-00                      11803              11718                   11373
Apr-00                      11779              11685                   11310
May-00                      11759              11679                   11288
Jun-00                      12017              11922                   11516

(1) The Lehman Brothers Aggregate Bond Index comprises all bonds that are investment grade, are in excess of $25 million and have at least one year to maturity.

(2) The Lipper Intermediate Investment-Grade Debt Funds Average universe consists of 205 funds.

INVESTMEMT REVIEW

Q: HOW DID THE FUND PERFORM OVER THE 12 MONTHS ENDED JUNE 30, 2000?

A: The Fund returned 4.96% over that period, versus a return of 4.56% for its benchmark, the Lehman Brothers Aggregate Bond Index. The Lipper Intermediate Investment-Grade Debt Funds Average returned 3.42% for the same 12-month period.

Q: WHAT MARKET FACTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE DURING THE PERIOD?

A: As usual, interest rates had the most profound effect on the bond market and the Fund over the past year. The Federal Reserve Board was concerned that the U.S. economy was growing at an unsustainable pace and that low unemployment would cause wages and benefits to rise, with the costs passed on to the consumer. In addition, it appeared that the strong equity market was fueling the economy through the "wealth effect" caused by rising equity prices. As a result, the Federal Reserve pursued a program of hiking short-term interest rates in an effort to slow growth and head off inflation. Overall, it raised interest rates six times over the Fund's fiscal year, totaling 1.75 percentage points.

Although market rates rose steadily through the last half of 1999, they trended downward during the first quarter of 2000, due in part to the realization that the Y2K computer bug was not going to cripple the markets. In addition, in March the U.S. Treasury started paying down the government debt by buying back long-term Treasury debt. This pushed longer-term yields lower and prices higher during the first quarter. Conflicting views about the economy's momentum and whether the Fed acted quickly enough, however, kept volatility high during the second quarter. The fiscal year concluded with indications that the economy was slowing, resulting in a more positive tone in the bond market.

Q: HOW DID THE DIFFERENT SEGMENTS OF THE BOND MARKET FARE?

A: Treasury bonds, especially those with long maturities, significantly outperformed all other sectors of the bond market due to the Treasury's buy-back program. The Treasury is also auctioning fewer bonds, as the strong U.S. economy and the balanced federal budget have led to a federal budget surplus. In response, bond investors have flocked to Treasuries, fearing that they might become scarce. This combination of decreased supply and strong demand forced yields on longer-term Treasuries lower and their prices higher. In fact, yields on long-term Treasury bonds actually fell below those of short-term Treasuries. Meanwhile, corporates and bonds in other sectors underperformed Treasuries because of concerns about deteriorating credit fundamentals. As in the equity markets, there was a significant divergence between bonds that did well and those that did not. U.S. government agency securities also lagged Treasuries due to increased scrutiny of their implied governmental backing.

                                                     --------------------------
                                                        THE MONTGOMERY FUNDS
                                                     --------------------------
                                                       TOTAL RETURN BOND FUND
                                                     --------------------------
                                                        PORTFOLIO HIGHLIGHTS

Q: HOW DID YOU POSITION THE FUND AS THESE EVENTS TRANSPIRED?

A: We applied a conservative strategy in response to more-volatile market conditions and rising interest rates. In keeping with our investment process, we emphasized bottom-up security selection and focused secondarily on sector positioning. This approach was rewarded, as the bonds we chose for the Fund helped it outperform its benchmark. For example, our decision to sell the Fund's holdings in Occidental Petroleum and Bristol Meyers corporate bonds was timely. We were able to eliminate those securities from the portfolio before they began underperforming their peers. In addition, we increased the percentage of the Fund dedicated to long-term Treasury bonds just before the Treasury announced its buy-back program.

Over the course of the year, we also pared back the Fund's positions in corporate bonds and remained concerned about the fundamentals in this sector. Warning signs have included rising default rates and more credit downgrades than upgrades. Credit fundamentals have also weakened as corporations increased their leverage through the issuance of debt over the past two years to finance mergers and acquisitions. Furthermore, in sectors of the equity market where prices have declined significantly, companies have been buying back stock to prop up their equity prices, a positive for equity holders but generally a negative for bond holders.


Q: WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?

A: It is difficult to tell whether the recent series of weak economic data is signaling that the economy is entering a sustained slowdown. These releases may temporarily delay more rate hikes, but we expect the Federal Reserve to eventually continue raising rates, as consumer confidence and retail spending are still strong. Because of the potential for further interest rate increases and weakening corporate credit fundamentals, we anticipate maintaining a defensive stance in the near term. Once the Fed stops raising rates, we believe that bonds will likely perform very well. At that point we intend to become more aggressive, taking advantage of the attractive values that have developed in the non-Treasury segments of the market.

==============================================================================
                              TOP TEN HOLDINGS
------------------------------------------------------------------------------
                  (as a percentage of total net assets)
FNMA TBA Feb., 30 Yr.,
  8.000% due 02/01/26.................................................   18.2%
FNMA, TBA Jul., 30 Yr.,
  6.000% due 07/01/28.................................................    8.1%
U.S. Treasury Notes,
  5.625% due 05/15/08.................................................    7.2%
Green Tree Home Equity Loan Trust, Series 1999-DA6,
  7.610% due 09/15/30.................................................    5.3%
U.S. Treasury Bonds,
  8.875% due 02/15/19.................................................    5.3%
FNMA, Pool #B00688,
  9.000% due 09/01/05.................................................    5.0%
U.S. Treasury Bonds,
  6.125% due 11/15/27.................................................    5.0%
Bloomingdale Life Time Fitness
  Ltd., Bonds,
  6.700% due 01/01/20.................................................    3.6%
IRT Property Company, Notes,
  7.450% due 04/01/01.................................................    3.1%
The Money Store Home Equity Trust,
  Series 1995-CA9,
  6.375% due 09/15/11.................................................    2.8%




==============================================================================
                                   ASSET MIX
------------------------------------------------------------------------------
                     (as a percentage of total investments)
Corporate Bonds and Notes.............................................   22.4%
Agencies..............................................................   21.3%
Treasuries............................................................   14.2%
Asset-Backed Securities...............................................   13.7%
Collateralized Mortgage Obligations...................................    7.6%
Mortgage Pass-throughs................................................    5.9%
Other.................................................................   14.9%


==============================================================================
                               INVESTMENT GRADE
------------------------------------------------------------------------------
                     (as a percentage of total investments)
Aaa...................................................................   60.0%
Aa....................................................................    5.3%
A.....................................................................    8.8%
Baa...................................................................   10.2%
Nonrated..............................................................   15.7%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

--------------------------
   THE MONTGOMERY FUNDS
--------------------------
  TOTAL RETURN BOND FUND
--------------------------
       INVESTMENTS

PORTFOLIO INVESTMENTS

June 30, 2000

PRINCIPAL AMOUNT                                             VALUE (NOTE 1)
ASSET-BACKED SECURITIES - 17.0%
$       620,000  DLJ Commercial Mortgage Corporation,
                 Series 1999-CG2, A1B,
                 7.300% due 06/10/09.........................   $      612,444
        581,711  Ford Credit Auto Owner Trust,
                 Series 1998-B A3,
                 5.850% due 10/15/01.........................          580,257
        570,719  GE Capital Mortgage Services, Inc.,
                 Series 1999-HE3,
                 6.520% due 08/25/13.........................          567,723
        180,671  Green Tree Financial Corporation,
                 Series 1998-1A2,
                 5.850% due 10/02/08#........................          180,335
      1,500,000  Green Tree Home Equity Loan Trust,
                 Series 1999-DA6,
                 7.610% due 09/15/30#........................        1,495,078
        206,332  Premier Trust, Series B1,
                 10.500% due 12/20/05........................          206,332
        786,389  The Money Store Home Equity Trust,
                 Series 1995-CA9,
                 6.375% due 09/15/11#........................          783,165
        341,584  Union Acceptance Corporation,
                 Series 1998-B A3,
                 5.875% due 08/08/02#........................          341,114
                                                                   ------------

TOTAL ASSET-BACKED SECURITIES
(Cost $4,802,733)............................................        4,766,448
                                                                   ------------

CORPORATE BONDS AND NOTES - 27.8%
      1,000,000  Bloomingdale Life Time
                 Fitness Ltd., Bonds,
                 6.700% due 01/01/20++.......................        1,000,000
        250,000  Deutsche Telekom
                 International Finance, Bonds,
                 8.000% due 06/15/10.........................          251,875
        500,000  Dominion Resources, Inc., Senior Notes,
                 8.125% due 06/15/10.........................          504,375
        460,000  Enron Corporation, Bonds,
                 7.375% due 05/15/19#........................          434,125
        450,000  Ford Motor Credit Company, Debentures,
                 7.375% due 10/28/09#........................          435,375
        200,000  Franchise Finance Corporation, MTN,
                 6.780% due 02/20/02#........................          195,000
        500,000  General Electric Capital
                 Corporation, Debentures,
                 8.850% due 04/01/05#........................          531,875
        875,000  IRT Property Company, Notes,
                 7.450% due 04/01/01#........................          868,437
        650,000  Kimco Realty Corporation, Senior Notes,
                 6.500% due 10/01/03#........................          621,563
        400,000  Lockheed Martin Corporation, Notes,
                 7.200% due 05/01/36#........................          379,000
        500,000  MCI WorldCom, Inc., Senior Notes,
                 6.950% due 08/15/28#........................          441,875
        110,000  Occidental Petroleum Corporation, MTN,
                 9.750% due 06/15/01.........................          111,925
        450,000  Occidental Petroleum Corporation,
                 Senior Notes,
                 7.650% due 02/15/06#........................          447,188
        550,000  Price Reit, Inc., Senior Notes,
                 7.250% due 11/01/00#........................          549,298
        500,000  Scottish Power PLC, MTN,
                 6.710% due 01/15/26.........................          420,000
        645,000  Vastar Resources, Inc., MTN,
                 6.960% due 02/26/07.........................          625,650
                                                                   ------------

TOTAL CORPORATE BONDS AND NOTES
(Cost $7,944,470)............................................        7,817,561
                                                                   ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) - 8.8%
CMOs:
        515,298  16D (TAC) 10.000% due 10/15/19..............          536,332
        804,067  2098VA (PAC) 6.000% due 10/15/05............          782,489
        273,116  2114VM (AD) 6.000% due 09/15/04.............          266,822
                                                                   ------------
                                                                     1,585,643
NOTES:
        470,000  5.650% due 02/02/06#........................          437,417
        450,000  6.000% due 04/27/04.........................          432,596
                                                                   ------------
                                                                       870,013

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
 (Cost $2,476,122)...........................................        2,455,656
                                                                   ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 36.7%
AGENCIES:
      5,100,000  TBA Feb., 30 Yr., 8.000% due 02/01/26+......        5,120,706
      2,500,000  TBA Jul., 30 Yr., 6.000% due 07/01/28+......        2,287,500
                                                                   ------------
                                                                     7,408,206

CMOs:
        389,137  1988-16B (PAC), 9.500% due 06/25/18.........          404,246
            845  1993-159PA (PAC), 0.000% due 01/25/21#......              837
        700,000  1994-12PH (PAC), 6.250% due 01/25/09........          675,063
                                                                   ------------
                                                                     1,080,146
PASS-THROUGHS:
        398,546  Pool #323193, 9.000% due 09/01/07...........          406,875
      1,393,491  Pool #B00688, 9.000% due 09/01/05...........        1,416,952
                                                                   ------------
                                                                     1,823,827

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (Cost $10,364,956)..........................................       10,312,179
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                                                      --------------------------
                                                         THE MONTGOMERY FUNDS
                                                      --------------------------
                                                        TOTAL RETURN BOND FUND
                                                      --------------------------
                                                             INVESTMENTS



PRINCIPAL AMOUNT                                             VALUE (NOTE 1)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 0.8%
PASS-THROUGHS:
$        24,853  8.500%, due 1/15/23#........................   $       25,466
        186,922  8.500%, due 2/15/23#........................          191,537
          8,654  8.500%, due 7/15/23#........................            8,868
                                                                   ------------

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (Cost $229,226).............................................          225,871
                                                                   ------------

MUNICIPAL BONDS AND NOTES - 2.1%
        600,000  Pennsylvania Economic Development,
                 Financing Authority, Revenue Bonds,
                 6.75% due 09/01/14++ (Cost $600,000)........          600,000

U.S. TREASURY BONDS - 10.3%
      1,160,000  U.S. Treasury Bonds, 8.875% due 02/15/19....        1,492,955
      1,410,000  U.S. Treasury Bonds, 6.125% due 11/15/27#...        1,405,594
                                                                   ------------

TOTAL U.S. TREASURY BONDS
 (Cost $2,802,463)...........................................        2,898,549
                                                                   ------------

U.S. TREASURY NOTE - 7.2%
      2,110,000  U.S. Treasury Notes, 5.625%
                 due 05/15/08#
                 (Cost $2,009,580)...........................        2,034,831
        SHARES

MONEY MARKET FUND - 0.2%
         63,067  Chase Vista Federal Money Market Fund
                 (Cost $63,067)..............................           63,067
                                                                   ------------

TOTAL SECURITIES
 (Cost $31,292,617)..........................................       31,174,162
                                                                   ------------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 13.1%
$     3,676,000  Agreement with Greenwich Capital Markets,
                 Tri-Party, 7.000% dated 06/30/00, to be
                 repurchased at $3,678,115 on 07/03/00,
                 collateralized by $3,749,533 market value
                 of U.S. government and mortgage-backed
                 securities, having various maturities and
                 interest rates (Cost $3,676,000)............        3,676,000
                                                                   ------------

TOTAL INVESTMENTS - 124.0%
(Cost $34,968,617*)..........................................   $   34,850,162
                                                                   ------------

OTHER ASSETS AND LIABILITIES - (24.0)%
(Net)........................................................       (6,738,494)
                                                                   ------------

NET ASSETS - 100.0%...........................................   $   28,111,668
                                                                   ============

*    Aggregate cost for federal tax purposes $35,129,990.
+    Security subject to dollar roll transactions. See note 1 and 4.
++   Floating-rate note reflects the rate in effect at June 30, 2000.
# All or a portion of this security held as collateral for dollar roll transactions.


ABBREVIATIONS

AD Accretion Directed: These bonds receive, as principal, the negative amortization from tranche(s) in a deal. These securities often have guaranteed final maturities.

CMO  Collateralized Mortgage Obligation

MTN  Medium-Term Notes

PAC Planned Amortization Class: bonds with coupon rates that adjust in proportion to an index.

TAC Target Amortization Class: bond that pays principal based upon a predetermined schedule which is derived by amortizing the collateral based on a single prepayment rate.

TBA  To-Be-Announced Security

The accompanying notes are an integral part of these financial statements.

----------------------------
    THE MONTGOMERY FUNDS
----------------------------
      SHORT DURATION
   GOVERNMENT BOND FUND
----------------------------
   PORTFOLIO HIGHLIGHTS

==============================================================================
                            PORTFOLIO MANAGEMENT
------------------------------------------------------------------------------
William Stevens.......................................Senior Portfolio Manager
Marie Chandoha...............................................Portfolio Manager



==============================================================================
                              FUND PERFORMANCE
------------------------------------------------------------------------------
                        Average annual total returns
                        for the period ended 6/30/00
------------------------------------------------------------------------------
                         MONTGOMERY SHORT DURATION
                            GOVERNMENT BOND FUND
Since inception (12/18/92)...........................................    6.08%
One year.............................................................    4.55%
Five years...........................................................    5.89%

------------------------------------------------------------------------------
                         LEHMAN BROTHERS GOVERNMENT
                             BOND 13 YEAR INDEX
Since 12/18/92.......................................................    5.49%
One year.............................................................    4.86%
Five years...........................................................    5.74%

------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.


                                Short Duration
                                Gov. Bond Fund            Lehman(1)              Lipper(2)
                             --------------------        ------------           ----------
Dec-92                              10000                     10000                 10000
Jan-93                              10175                  10104.63              10098.78
Feb-93                              10268                  10185.02              10178.11
Mar-93                              10350                   10216.3              10206.23
Apr-93                              10425                  10278.46              10262.52
May-93                              10442                  10253.59              10253.07
Jun-93                              10363                  10330.05              10328.65
Jul-93                              10623                  10352.42              10356.66
Aug-93                              10699                   10438.4              10431.17
Sep-93                              10758                  10471.76              10457.86
Oct-93                              10796                  10495.17              10474.49
Nov-93                              10797                  10496.83              10464.46
Dec-93                              10356                  10538.47              10502.64
Jan-94                              10940                  10604.36               10568.7
Feb-94                              10880                  10539.92              10507.61
Mar-94                              10831                  10486.68              10436.78
Apr-94                              10791                  10446.69              10398.17
May-94                              10799                  10460.78              10408.92
Jun-94                              10829                  10487.09              10423.47
Jul-94                              10938                  10581.36              10500.62
Aug-94                              10971                  10616.17              10527.78
Sep-94                              10931                  10592.14              10508.78
Oct-94                              10961                  10616.38              10527.93
Nov-94                              10940                  10572.25              10496.02
Dec-94                              10979                  10592.76              10520.71
Jan-95                              11133                  10736.96              10642.57
Feb-95                              11287                  10883.02              10773.41
Mar-95                              11351                  10944.35              10830.68
Apr-95                              11461                  11042.14              10915.15
May-95                              11651                  11230.68              11083.52
Jun-95                              11725                  11291.38               11137.2
Jul-95                              11732                  11336.14              11165.68
Aug-95                              11835                  11403.68              11234.46
Sep-95                              11918                  11459.41              11289.84
Oct-95                              12004                   11554.3              11373.52
Nov-95                              12133                  11652.92              11464.88
Dec-95                              12262                  11740.98              11547.94
Jan-96                              12336                  11840.22              11627.25
Feb-96                              12281                  11794.43              11585.12
Mar-96                              12210                  11785.52              11576.12
Apr-96                              12277                  11796.92              11587.47
May-96                              12288                  11823.44               11602.6
Jun-96                              12398                  11909.42              11676.44
Jul-96                              12448                  11955.62              11722.78
Aug-96                              12485                  11999.34              11752.78
Sep-96                              12598                  12108.52              11851.28
Oct-96                              12760                  12244.85              11968.91
Nov-96                              12887                  12335.39              12057.55
Dec-96                              12872                  12337.46              12052.58
Jan-97                              12936                  12396.51              12109.27
Feb-97                              12957                  12426.55              12140.15
Mar-97                              12930                  12416.82              12129.15
Apr-97                              13045                  12518.13               12221.3
May-97                              13136                  12605.35              12295.01
Jun-97                              13210                  12692.16              12372.88
Jul-97                              13410                  12830.77              12501.68
Aug-97                              13408                  12844.03              12509.12
Sep-97                              13524                  12941.62              12599.68
Oct-97                              13642                  13037.96              12683.54
Nov-97                              13678                  13070.69              12708.43
Dec-97                              13769                  13158.33              12776.02
Jan-98                              13917                  13283.88              12886.12
Feb-98                              13927                   13295.9              12897.23
Mar-98                              13985                  13347.08              12943.03
Apr-98                              14058                  13411.72               12994.7
May-98                              14156                   13483.4              13063.85
Jun-98                              14242                  13552.81              13123.56
Jul-98                              14320                  13616.21              13175.82
Aug-98                              14510                  13781.96               13317.6
Sep-98                              14698                  13967.39              13466.82
Oct-98                              14745                  14035.55              13488.11
Nov-98                              14718                  14021.05              13491.91
Dec-98                              14785                  14074.71              13538.85
Jan-99                              14835                  14128.58                 13604
Feb-99                              14783                  14064.97                 13551
Mar-99                              14877                  14160.28                 13631
Apr-99                              14941                  14204.41                 13684
May-99                              14876                  14194.88                 13672
Jun-99                              14929                  14236.32                 13677
Jul-99                              14968                     14281                 13695
Aug-99                              15074                     14320                 13719
Sep-99                              15176                     14413                 13806
Oct-99                              15235                     14452                 13842
Nov-99                              15264                     14481                 13878
Dec-99                              15234                     14493                 13882
Jan-00                              15217                     14490                 13892
Feb-00                              15306                     14589                 13971
Mar-00                              15414                     14676                 14081
Apr-00                              15459                     14713                 14132
May-00                              15524                     14768                 14156
Jun-00                              15682                     14929                 14298

(1) The Lehman Brothers Government Bond 1-3 Year Index comprises all U.S. government issues with maturities of one to three years.

(2)        The Lipper Short U.S. Government Funds Average universe consists of
           32 funds.

* Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance through 6/30/00. Ratings are subject to change monthly, and past performance is no guarantee of future results. Morningstar ratings on U.S.-domiciled funds are calculated from a funds' three-, five-, and 10-year average annual total returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of funds in a broad asset class receive five stars; the next 22.5% receive four stars; the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Ratings are for Class R shares only; other classes may vary.


INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED JUNE 30, 2000?

A: The Fund's return over that period was 4.55%, compared with 4.86% for its benchmark, the Lehman Brothers Government Bond 1-3 Year Index. In recognition of its strong performance, Morningstar awarded the Fund an overall five-star rating for its risk-adjusted returns over the period ended 6/30/00 among 1,684 taxable bond funds. The Fund also received five stars for the three- and five-year periods ended 6/30/00 among 1,684 and 1,287 taxable bond funds, respectively.*


Q: WHAT WAS THE BOND MARKET LIKE OVER THE PAST YEAR?

A: It was not the easiest of years. Rising interest rates at some times caused concerns and at others havoc, as the Federal Reserve Board sought to make sure that vibrant economic growth in the United States would not cause inflation. High employment raised fears that employers would pass higher compensation costs on to consumers, and the "wealth effect" sparked very high levels of consumer spending, a major factor propelling the economy. To deal with these issues, the Fed hiked the benchmark federal funds target rate six times starting on June 30, 1999, as it attempted to subdue growth and stop inflation before it emerged. During the course of the year, the federal funds rate increased from 4.75% to 6.50%, a total of 1.75 percentage points.

After rising steadily during the last half of 1999, longer-term interest rates declined over the first six months of 2000, reflecting a more positive backdrop. Investors were relieved that the beginning of the New Year did not bring with it any major problems related to the Y2K computer bug. In addition, share-price declines in the stock market led many to believe that the Federal Reserve's interest rate hikes were starting to garner their desired effect. The U.S. Treasury's announcement that it would be paying down the government debt by buying back long-term Treasuries also helped buoy the prices of these securities. Nonetheless, volatility was the watchword over the past six months. Sentiment shifted from positive to negative and back to positive again as investors reacted to emerging data and tried to get a read on how much influence the Federal Reserve's rate increases were having on the strength of the economy. The fiscal year ended on a positive note, as some new data indicated that economic growth may indeed be slowing.

Q: HOW DID THE DIFFERENT SECTORS IN WHICH THE FUND INVESTS PERFORM?

A: Topping the list of strong performers were Treasury bonds, most notably long-term Treasuries. Robust economic growth in the United States and the federal government's success at balancing the budget helped fill the Treasury's coffers with a surplus. With less need to borrow and in an effort to reduce the government's debt service, the Treasury moved to cut back on the number of bonds it auctioned and announced plans to buy back higher-yielding long-term bonds. It followed through with buy- backs in February and May. Concerned about a possible dearth of Treasury securities, investors increased demand, pushing yields on longer-term Treasuries lower and increasing their value. In fact, long-term yields fell lower than short-term rates.

                                                    ----------------------------
                                                        THE MONTGOMERY FUNDS
                                                    ----------------------------
                                                          SHORT DURATION
                                                       GOVERNMENT BOND FUND
                                                    ----------------------------
                                                       PORTFOLIO HIGHLIGHTS

Bonds issued by government agencies such as the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie
Mac) and the Government National Mortgage Association (Ginnie Mae) offered generally good performance. That was despite increased scrutiny by some in Congress and the Treasury, who called into question the agencies' implied governmental backing. Despite this uncertainty, agency mortgage-backed securities fared well due to reduced refinancing activity and relative stability in the mortgage market.

Q: HOW WAS THE FUND POSITIONED OVER THE COURSE OF THE YEAR?

A: We focused most of our attention on adding extra income by investing in agency mortgage- backed securities. We also added to the Fund's share of high-quality asset-backed securities-- bonds backed by receipts from credit cards and auto and other loans. In keeping with our investment strategy, we focused on high-quality, conservative instruments in these sectors. This focus was particularly beneficial during the second half of 1999; more-conservative bonds fared best in the face of market volatility preceding the changeover to the Year 2000. The Fund's positioning also dovetailed with the scarcity of Treasury securities caused by Treasury buy-backs and the under performance of lesser-quality securities due to Fed rate hikes and concerns about deteriorating credit fundamentals.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET IN THE COMING YEAR?

A: It's too early to tell if recent signs of economic weakness will translate into a more sustained slowdown. Our opinion is that the Federal Reserve is likely to hike short-term interest rates again in the near term. The Fund continues to hold a large percentage of conservative investments, and its duration--a measure of its sensitivity to changes in interest rates--is currently more defensive than usual. The position should help the Fund achieve attractive yields in an uncertain environment.

==============================================================================
                              TOP TEN HOLDINGS
------------------------------------------------------------------------------
                   (as a percentage of total net assets)
U.S. Treasury Note,
  6.125% due 12/31/01................................................    11.7%
U.S. Treasury Note,
  5.625% due 05/15/01................................................     9.0%
FNMA, TBA Feb., 30 Yr.,
  8.000% due 02/01/26................................................     5.7%
FHLMC, 2121TA (PAC),
  6.000% due 04/15/08................................................     5.5%
FHLMC, 1166D (AD),
  8.000% due 02/15/05................................................     2.9%
FHLMC, 16D (TAC),
  10.000% due 10/15/19...............................................     2.8%
FNMA, 1999-11B (AD),
  5.500% due 04/25/07................................................     2.6%
FNMA, Pool #458009,
  8.500% due 09/20/10................................................     2.5%
Onyx Acceptance Auto Trust,
  Series 1999-D A4,
  7.00% due 11/15/04.................................................     2.4%
FNMA, 1999-34VE (AD),
  6.500% due 09/25/05................................................     2.4%




==============================================================================
                                 ASSET MIX
------------------------------------------------------------------------------
                   (as a percentage of total investments)
Collateralized Mortgage Obligations..................................    33.4%
Mortgage Pass-throughs...............................................    20.8%
Treasuries...........................................................    19.9%
Asset-Backed Securities..............................................    16.3%
Corporate Bonds and Notes............................................     4.2%
Other................................................................     5.4%




Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Note that U.S. government bonds are backed by the full faith and credit of the U.S. government and are guaranteed as to the timely payment of principal and interest. If you hold them to maturity, your rate of return is fixed and you will receive the principal of the bond in full. Investing in mutual funds involves certain risks, including the possible loss of principal value.

-----------------------------
    THE MONTGOMERY FUNDS
-----------------------------
       SHORT DURATION
     GOVERNMENT BOND FUND
-----------------------------
         INVESTMENTS

PORTFOLIO INVESTMENTS
JUNE 30, 2000


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

ASSET-BACKED SECURITIES -- 17.0%
     $1,200,000   Banc One Credit Card Master Trust,
                  Series 1995-B A,
                  6.30% due 10/15/02 .............................................................   $     1,198,548
        136,444   Case Equipment Loan Trust,
                  Series 1998-B A3,
                  5.81% due 05/15/03 .............................................................           135,965
        125,775   Caterpillar Financial Asset Trust,
                  Series 1997-A A3,
                  6.45% due 05/25/03 .............................................................           125,654
      1,515,000   Chase Manhattan Auto Owner Trust,
                  Series 1997-B A5,
                  6.60% due 03/15/02 .............................................................         1,508,395
        486,298   Chase Manhattan Grantor Trust,
                  Series 1996-A A,
                  5.20% due 02/15/02 .............................................................           484,538
        471,108   Contimortgage Home Equity Loan Trust,
                  Series 1997-2 A6,
                  7.12% due 03/15/16 .............................................................           469,775
          2,588   Daimler-Benz Vehicle Trust,
                  Series 1998-A A2,
                  5.23% due 12/20/01 .............................................................             2,587
      1,000,000   Discover Card Master Trust I,
                  Series 1995-2 A,
                  6.55% due 02/18/03 .............................................................           999,360
        120,058   EQCC Home Equity Loan Trust,
                  Series 1997-2 A5,
                  6.54% due 04/15/11 .............................................................           119,988
      3,152,000   EQCC Home Equity Loan Trust,
                  Series 1998-2 A3F,
                  6.23% due 03/15/13 .............................................................         3,118,510
        263,548   First Plus Home Loan Trust,
                  Series 1996-A A5,
                  6.53% due 07/10/11 .............................................................           262,940
         32,306   First Security Auto Owner Trust,
                  Series 1999-2 A2,
                  5.49% due 04/15/02 .............................................................            32,276
         96,027   Green Tree Financial Corporation,
                  Series 1995-5 A4,
                  6.60% due 09/15/26 .............................................................            95,947
        162,936   Green Tree Home Equity Loan Trust,
                  Series 1998-A A2,
                  6.04% due 06/15/29 .............................................................           162,589
      4,200,000   Green Tree Home Equity Loan Trust,
                  Series 1999-D A6,
                  7.61% due 09/15/30 .............................................................         4,186,220
        410,910   Green Tree Home Improvement Loan Trust,
                  Series 1997-C HEA3,
                  6.88% due 08/15/28 .............................................................           410,215


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

$       709,684   Green Tree Recreational,
                  Series 1999-A A3,
                  5.82% due 07/15/03 .............................................................   $       708,861
        113,061   Honda Auto Lease Trust,
                  Series 1999-A A2,
                  5.88% due 10/15/01 .............................................................           113,006
         95,330   John Deere Owner Trust,
                  Series 1999-A A2,
                  5.47% due 08/15/01 .............................................................            94,979
        167,638   Navistar Financial
                  Corporation Owner Trust,
                  Series 1996-A A2,
                  6.35% due 11/15/02 .............................................................           167,418
         56,991   Newcourt Recievables Asset Trust,
                  Series 1996-2 A,
                  6.87% due 06/20/04 .............................................................            56,772
      4,300,000   Onyx Acceptance Auto Trust,
                  Series 1999-D A4,
                  7.00% due 11/15/04 .............................................................         4,267,415
        154,220   Premier Auto Trust,
                  Series 1997-1 A4,
                  6.35% due 04/06/02 .............................................................           154,029
      3,000,000   Premier Auto Trust,
                  Series 1999-1 A4,
                  5.82% due 10/08/03 .............................................................         2,931,150
      1,825,000   Toyota Auto Lease Trust,
                  Series 1997-A A3,
                  6.45% due 04/26/04 .............................................................         1,806,750
      3,000,000   Toyota Auto Lease Trust,
                  Series 1998-B A3,
                  5.50% due 12/26/03 .............................................................         2,918,100
      3,500,000   Union Acceptance Corporation,
                  Series 1998-D A5,
                  5.96% due 07/10/06 .............................................................         3,391,993

TOTAL ASSET-BACKED SECURITIES
(Cost $30,079,664) ...............................................................................        29,923,980
                                                                                                         -----------
CORPORATE BONDS AND NOTES -- 4.4%
        490,000   American Express Master Trust, Debentures, 5.375% due 09/15/00 .................           488,344
      3,000,000   Bloomingdale Life Time Fitness Ltd., Bonds, 6.700% due 01/01/20++ ..............         3,000,000
      1,000,000   Countrywide Home Loans, Inc., MTN, 5.620% due 10/16/00 .........................           996,043
      1,000,000   DaimlerChrysler NA Holding, Notes, 7.400% due 01/20/05 .........................           997,500


The accompanying notes are an integral part of these financial statements.

                                                  -----------------------------
                                                      THE MONTGOMERY FUNDS
                                                  -----------------------------
                                                         SHORT DURATION
                                                       GOVERNMENT BOND FUND
                                                  -----------------------------
                                                           INVESTMENTS

PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

CORPORATE BONDS AND NOTES -- CONTINUED
$     1,000,000   International Bank Recon & Development, Bonds, 7.000% due 01/27/05 .............   $       999,690
      1,300,000   KFW International Finance, Notes, 7.125% due 02/15/05 ..........................         1,303,250
                                                                                                         -----------

TOTAL CORPORATE BONDS AND NOTES
 (Cost $7,779,470) ...............................................................................         7,784,827
                                                                                                         -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 27.2%
CMOs:
      5,064,366   1166D (AD), 8.000% due 02/15/05 ................................................         5,072,874
      1,989,849   1464JB (AD), 7.400% due 02/15/03 ...............................................         1,996,714
        404,969   1606E (PAC), 5.500% due 03/15/07 ...............................................           402,438
      1,000,000   1606G (PAC), 5.750% due 01/15/08 ...............................................           983,860
        744,509   1639PL (PAC), 5.900% due 08/15/06 ..............................................           742,223
        788,780   1643PE (PAC), 5.500% due 10/15/19# .............................................           785,562
        637,076   1659PE (PAC), 5.750% due 05/15/07# .............................................           633,731
      1,480,000   1676KD (AD), 6.250% due 03/15/06 ...............................................         1,435,600
        294,842   1694PE (PAC), 5.750% due 03/15/19# .............................................           293,595
      4,666,515   16D (TAC), 10.000% due 10/15/19 ................................................         4,857,002
        476,913   1943C, 7.500% due 06/15/22 .....................................................           475,568
      3,973,701   2098VA (PAC), 6.000% due 10/15/05 ..............................................         3,867,063
      1,000,000   2106BC (PAC), 5.500% due 06/15/17 ..............................................           970,839
      3,491,202   2114VM (AD), 6.000% due 09/15/04 ...............................................         3,410,740
     10,000,000   2121TA (PAC), 6.000% due 04/15/08 ..............................................         9,864,060
      3,393,983   2122VA (AD), 6.000% due 09/15/05 ...............................................         3,299,563
      2,204,000   2158PC (PAC), 6.000% due 11/15/06 ..............................................         2,175,524
                                                                                                         -----------
                                                                                                          41,266,956

NOTES:
      1,000,000   5.500% (FLTR) due 05/19/03++....................................................           940,225

PASS-THROUGHS:
      2,357,227   Pool #736001, 9.500% due 01/01/06 ..............................................         2,433,007
      1,386,776   Pool #E40290, 8.500% due 06/01/07 ..............................................         1,412,616
        619,365   Pool #G10007, 8.500% due 03/01/06 ..............................................           631,365
      1,251,677   Pool #L74820, 5.000% due 09/01/03 ..............................................         1,186,052
                                                                                                         -----------
                                                                                                           5,663,040

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $48,536,765) ...............................................................................        47,870,221
                                                                                                         -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 30.6%
AGENCIES:
      4,090,000   6.030% MTN due 06/19/03 ........................................................         3,972,151

CMOs:
        466,315   1992-165K (PO), due 09/25/22 ...................................................           453,053
        440,459   1993-214EA (PAC), 5.300% due 03/25/07 ..........................................           436,605
        799,000   1993-99D (AD), 6.700% due 03/25/04 .............................................           789,199
      2,152,819   1994-23PT (PAC), 5.125% due 07/25/17 ...........................................         2,131,958
        545,617   1994-23PV (PAC), 5.125% due 07/25/17# ..........................................           540,395
      2,500,000   1994-39PG (PAC), 6.150% due 06/25/20 ...........................................         2,457,025
      1,866,624   1996-22VA (AD), 7.000% due 01/16/05 ............................................         1,855,833


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

CMOS -- CONTINUED
$     4,746,503   1999-11B (AD), 5.500% due 04/25/07 .............................................   $     4,512,121
      4,320,666   1999-34VE (AD), 6.500% due 09/25/05 ............................................         4,240,328
                                                                                                         -----------
                                                                                                          17,416,517

PASS-THROUGHS:
        649,943   Pool #242836, 5.500% due 10/01/00 ..............................................           646,160
        382,109   Pool #244098, 5.500% due 10/01/00 ..............................................           379,885
        830,358   Pool #252432, 5.000% due 02/01/09 ..............................................           763,410
      2,914,379   Pool #323193, 9.000% due 09/01/07 ..............................................         2,975,284
      1,181,549   Pool #348144, 8.500% due 04/01/10 ..............................................         1,202,596
      1,502,448   Pool #420599, 5.000% due 03/01/27 ..............................................         1,316,110
        837,379   Pool #458005, 9.000% due 08/15/09 ..............................................           850,626
      4,263,413   Pool #458009, 8.500% due 09/20/10 ..............................................         4,327,530
        601,412   Pool #70851, 9.500% due 06/01/06 ...............................................           615,678
        901,629   Pool #74798, 5.000% due 08/01/03 ...............................................           854,357
      1,172,194   Pool #B00688, 9.000% due 09/01/05 ..............................................         1,191,929
      3,835,963   Pool #L74747, 5.500% due 05/01/03 ..............................................         3,671,736
     10,000,000   TBA Feb., 30 Yr., 8.000% due 02/01/26+ .........................................        10,040,600
      4,000,000   TBA Jul., 30 Yr., 6.000% due 07/01/28+..........................................         3,660,000
                                                                                                         -----------
                                                                                                          32,495,901

TIERED PAYMENTS:
          4,790   Pool #730288, 8.500% due 07/01/06 ..............................................             4,817

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (Cost $54,327,693) ..............................................................................        53,889,386
                                                                                                         -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 1.6%

CMOs:
      2,767,833   1998-18VK (AD), 6.500% due 07/20/05 .............................................         2,720,152

PASS-THROUGHS:
          6,734   GNMA II, Pool #1123, 10.500%, due 01/20/19 ......................................             7,221

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(Cost $2,857,163) .................................................................................         2,727,373
                                                                                                          -----------

U.S. TREASURY NOTES -- 20.8%
     15,935,000   U.S. Treasury Note, 5.625% due 05/15/01 ........................................        15,820,476
     20,755,000   U.S. Treasury Note, 6.125% due 12/31/01 ........................................        20,638,253
        165,000   U.S. Treasury Note, 7.875% due 11/15/04 ........................................           174,600

TOTAL U.S. TREASURY NOTES
(Cost $36,610,658) ...............................................................................        36,633,329
                                                                                                         -----------


SHARES

MONEY MARKET FUND -- 0.0%@
            722   Chase Vista Federal Money Market Fund (Cost $722) ..............................               722
                                                                                                         -----------

TOTAL SECURITIES
(Cost $180,192,135) ..............................................................................       178,829,838
                                                                                                         -----------

  The accompanying notes are an integral part of these financial statements.

-----------------------------
    THE MONTGOMERY FUNDS
-----------------------------
       SHORT DURATION
     GOVERNMENT BOND FUND
-----------------------------
         INVESTMENTS


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

REPURCHASE AGREEMENT -- 2.9%

$     4,996,000   Agreement with Merrill Lynch, Tri-Party,7.000% dated
                  06/30/00, to be repurchased at $4,998,874 on 07/03/00,
                  collateralized by $5,095,922 market value of U.S.
                  government and mortgage-backed securities, having various
                  maturities and interest rates (Cost $4,996,000) ................................   $     4,996,000
                                                                                                         -----------
TOTAL INVESTMENTS -- 104.5%
(Cost $185,188,135*) .............................................................................       183,825,838
                                                                                                         -----------

OTHER ASSETS AND LIABILITIES -- (4.5)%
(Net) ............................................................................................        (7,860,269)
                                                                                                         -----------

NET ASSETS -- 100.0% .............................................................................   $   175,965,569
                                                                                                         ===========

*    Aggregate cost for federal tax purposes $185,448,259.
+    Security subject to dollar roll transactions. See note 1 and 4.
++   Floating-rate note reflects the rate in effect at June 30, 2000.
# All or a portion of this security held as collateral for dollar roll transactions.
@    Amount represents less than 0.1%.

ABBREVIATIONS

AD Accretion Directed: These bonds receive, as principal, the negative amortization from tranche(s) in a deal. These securities often have guaranteed final maturities.
CMO  Collateralized Mortgage Obligation
FLTR Floating-Rate Securities: bonds with coupon rates that adjust in proportion to an index.
MTN  Medium-Term Notes
PAC Planned Amortization Class: bonds with coupon rates that adjust in proportion to an index.
PO   Principle Only
TBA  To-Be-Announced Security

   The accompanying notes are an integral part of these financial statements.

                                                  -----------------------------
                                                      THE MONTGOMERY FUNDS
                                                  -----------------------------
                                                      CALIFORNIA TAX-FREE
                                                     INTERMEDIATE BOND FUND
                                                  -----------------------------
                                                      PORTFOLIO HIGHLIGHTS

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM OVER THE PAST 12 MONTHS?

A: The Fund returned 3.83%, versus a return of 3.71% for its benchmark, the Merrill Lynch California Intermediate Municipal Bond Index, and 3.78% for the Lipper California Intermediate Municipal Debt Funds Average.

Q: WHAT MARKET FACTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE DURING THE PERIOD?

A: The main story in the bond market over the past year was rising interest rates. The U.S. economy continued to grow at a pace that many, including the Federal Reserve Board, felt would lead to the buildup of inflationary pressures. The "wealth effect" caused by soaring equity prices only added to the worries. Many feared that low unemployment would cause wages and benefits to rise and that employers would pass the added costs on to the consumer in the form of higher prices. In response, the Fed raised short-term interest rates in an effort to slow the economy and keep inflation under control. Beginning on June 30,1999, and over the course of the following 12 months, the Fed raised the benchmark federal funds target rate six times, for a total of 1.75 percentage points.

Overall, longer-term interest rates increased steadily over the last six months of 1999, but trended downward during the first six months of 2000. This decline was due in part to the absence of widespread Y2K computer problems. In addition, some investors saw price drops in the equity market as evidence that the Fed's rate increases were starting to influence the direction of the market and the economy. Volatility was high in the first half of 2000, however, as sentiment concerning the strength of the economy and the Fed's ability to keep pace with inflation shifted back and forth. In June data suggested that the economy was slowing and the market turned more bullish.

Q: HOW DID MUNICIPAL BONDS, PARTICULARLY THOSE FROM CALIFORNIA, PERFORM COMPARED WITH OTHER MARKET SECTORS?

A: On a relative-return basis, Treasury bonds outperformed all other types of bonds, including municipals. The U.S. Treasury bought back longer-maturity, higher-yielding Treasury bonds and began curtailing its auctions of new securities. Strong economic growth and a balanced federal budget meant that the Treasury had less need to issue debt to pay for government programs. Tighter supply ignited avid demand from investors, who expected Treasury bonds to become more scarce over time. As a result, Treasury bond yields fell and their prices rose.

The main factor affecting the Fund's returns over the course of its fiscal year was supply and demand, a perennial driver of the municipal market. Rising interest rates made it less worthwhile for municipalities to issue refunding bonds--new bonds with lower interest rates used to pay off outstanding higher-rate debt. In addition, strong economic growth reduced the borrowing needs of municipalities. At the same time, demand remained soft through most of the year, mainly because traditional institutional buyers of munis, such as insurance companies, had less capital to invest in the

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
William Stevens ....................................... Senior Portfolio Manager

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
--------------------------------------------------------------------------------

                          Average annual total returns
                         for the period ended 6/30/00


--------------------------------------------------------------------------------
                         MONTGOMERY CALIFORNIA TAX-FREE
                             INTERMEDIATE BOND FUND

Since inception (7/1/93) .............................................     4.86%
One year .............................................................     3.83%
Five years ...........................................................     5.27%

---------------------------------------------------------------------------
                            MERRILL LYNCH CALIFORNIA
                       INTERMEDIATE MUNICIPAL BOND INDEX

Since 6/30/93 ........................................................     4.53%
One year .............................................................     3.71%
Five years ...........................................................     5.02%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                   Cal Tax Free           Merrill Lynch(1)              Lipper(2)
                   ------------           ----------------              ---------
Jun-93                 10000                     10000                      10000
Jul-93                  9991                    9981.5                    10001.6
Aug-93                 10077                  10023.42                   10194.69
Sep-93                 10121                   10015.9                   10324.67
Oct-93                 10151                   10138.9                   10341.38
Nov-93                 10144                  10091.15                   10266.17
Dec-93                 10233                   10263.4                   10452.83
Jan-94                 10295                  10332.88                   10563.18
Feb-94                 10185                  10186.05                    10319.3
Mar-94                 10086                  10034.79                   10022.46
Apr-94                 10117                  10018.03                   10063.48
May-94                 10175                  10127.43                   10132.82
Jun-94                 10171                   9782.09                   10099.52
Jul-94                 10264                   9994.36                   10247.66
Aug-94                 10285                  10009.15                   10276.64
Sep-94                 10271                   9936.58                   10168.57
Oct-94                 10233                   9919.94                   10043.85
Nov-94                 10187                   9825.31                    9885.06
Dec-94                 10238                   9915.01                    9995.36
Jan-95                 10352                   9995.12                   10185.84
Feb-95                 10486                  10195.03                   10430.75
Mar-95                 10583                  10262.11                   10534.22
Apr-95                 10645                  10311.37                   10552.28
May-95                 10777                   10587.2                   10817.35
Jun-95                 10784                  10602.87                   10739.24
Jul-95                 10849                  10726.39                   10851.33
Aug-95                 10970                  10799.33                   10974.42
Sep-95                 11054                  10823.95                   11042.08
Oct-95                 11187                  10884.89                   11174.97
Nov-95                 11327                  11062.42                   11303.09
Dec-95                 11406                  11045.39                   11366.44
Jan-96                 11495                  11179.37                   11473.03
Feb-96                 11470                  11169.64                   11428.23
Mar-96                 11373                  11092.35                   11297.33
Apr-96                 11368                  11103.22                   11286.58
May-96                 11355                  11099.22                   11287.77
Jun-96                 11442                   11162.6                    11366.1
Jul-96                 11531                  11271.77                   11471.97
Aug-96                 11536                  11275.6                    11470.63
Sep-96                 11634                  11349.45                   11572.15
Oct-96                 11761                  11452.39                    11687.7
Nov-96                 11964                   11578.6                   11877.09
Dec-96                 11921                  11555.79                   11830.78
Jan-97                 11964                  11580.98                   11851.99
Feb-97                 12042                  11659.38                   11933.52
Mar-97                 11901                  11575.09                   11816.73
Apr-97                 11962                   11607.5                   11875.66
May-97                 12112                  11747.14                   12034.06
Jun-97                 12233                     11878                   12135.77
Jul-97                 12539                  12068.88                   12412.11
Aug-97                 12435                  12007.57                   12312.56
Sep-97                 12566                  12118.76                   12440.14
Oct-97                 12619                   12157.9                   12477.72
Nov-97                 12672                  12198.14                   12530.16
Dec-97                 12815                  12312.66                   12680.67
Jan-98                 12968                   12407.6                   12802.45
Feb-98                 12977                  12442.83                   12813.31
Mar-98                 12920                  12448.51                   12799.12
Apr-98                 12852                  12404.95                   12722.09
May-98                 13038                  12533.17                   12900.76
Jun-98                 13071                  12579.66                   12934.24
Jul-98                 13095                  12612.06                   12975.62
Aug-98                 13323                  12847.84                    13161.5
Sep-98                 13540                  12990.54                   13349.08
Oct-98                 13533                  13012.17                   13328.47
Nov-98                 13577                  13021.96                   13367.96
Dec-98                 13591                  13089.49                   13379.19
Jan-99                 13771                  13267.13                      13536
Feb-99                 13688                  13218.59                      13472
Mar-99                 13702                  13253.24                      13492
Apr-99                 13705                  13269.68                      13503
May-99                 13624                  13223.19                      13422
Jun-99                 13425                  13061.89                      13231
Jul-99                 13524                     13155                      13304
Aug-99                 13474                     13136                      13245
Sep-99                 13530                     13195                      13293
Oct-99                 13438                     13139                      13180
Nov-99                 13537                     13211                      13297
Dec-99                 13423                     13125                      13201
Jan-00                 13491                     13168                      13209
Feb-00                 13547                     13221                      13320
Mar-00                 13738                     13352                      13528
Apr-00                 13633                     13297                      13448
May-00                 13661                     13314                      13394
Jun-00                 13939                     13547                      13667

(1) The Merrill Lynch California Intermediate Municipal Bond Index is composed of those issues contained in the broader Merrill Lynch California Municipal Bond Index whose maturities range from three to seven years.

(2) The Lipper California Intermediate Municipal Debt Funds Average universe consists of 12 funds.

-----------------------------
    THE MONTGOMERY FUNDS
-----------------------------
    CALIFORNIA TAX-FREE
   INTERMEDIATE BOND FUND
-----------------------------
    PORTFOLIO HIGHLIGHTS

sector. The lack of substantial new supply or demand created a kind of equilibrium for the muni bond market until the latter part of the 12-month period, when demand from institutional buyers helped perk up the market a bit.

In California specifically, the vibrant state economy led to dramatically lower new issuance at a time when there was strong demand for California municipal bonds. As a result, prices for California muni bonds reached lofty levels relative to municipal counterparts elsewhere in the United States.

Q: WHAT WAS YOUR STRATEGY WITH THE FUND?

A: We structured the portfolio defensively in response to Fed rate hikes. This meant that we kept the Fund's interest rate sensitivity relatively neutral to the benchmark's, especially in the first half of 2000. Our main focus was on adding value through bottom-up security selection and detailed credit analysis to identify bonds with the best return potential. For example, we purchased Rialto, California, Unified School District general obligation bonds, which are structurally attractive and enjoy a strong credit rating. We also purchased Commonwealth of Puerto Rico bonds, which have the same kind of positive characteristics. Bonds backed by Puerto Rico are tax exempt in all 50 states, creating a strong market for the commonwealth's debt.

Q: WHAT IS YOUR OUTLOOK, AND HOW ARE YOU STRUCTURING THE FUND ACCORDINGLY?

A: At this point it's too soon to tell if recent reports of weaker economic data are a sure sign that the economy is indeed slowing or if they might affect future Fed action. We do believe that the Fed will continue to raise rates in the near term. As a result, we remain cautious and have structured the Fund defensively going into the second half of 2000. We intend to purchase bonds with higher coupon rates trading at a premium to buffer the portfolio from the effects of further Fed action. We plan to position the Fund this way until we are sure that the economy has been reined in and the Fed is finished raising rates. Once that happens we believe that the municipal market will be well positioned for a strong rally. Municipal supply is down more than 50% from last year. This dearth of supply and less Fed intervention would create a solid backdrop for the municipal market.

--------------------------------------------------------------------------------
                           TOP TEN LONG-TERM HOLDINGS
--------------------------------------------------------------------------------
                     (as a percentage of total net assets)

San Diego, California, Transportation
  Authority Sales Tax Revenue, Series A (MBIA Insured),
  6.000% due 04/01/05 ....................................................  4.2%

Anaheim, California, Public Financing
  Authority, Lease Revenue,
  Series C (FSA Insured),
  6.000% due 09/01/12 ....................................................  4.0%

Riverside County, California,
  Transportation Commission Sales Tax
  Revenue, Series A (FGIC Insured),
  6.000% due 06/01/09 ....................................................  4.0%

California Pollution Control Financing
  Authority, Revenue, San Diego
  Gas and Electric, Series A,
  5.900% due 06/01/14 ....................................................  3.9%

Walnut Valley, California,
  School District, Series A
  (MBIA Insured),
  7.000% due 08/01/08 ....................................................  2.9%

California Educational Facilities Authority
  Revenue, L.A. College of Chiropractic,
  5.100% due 11/01/05 ....................................................  2.7%

Sacramento, California, Municipal
  Utilities, Electric Revenue Refunding,
  Series A (MBIA Insured),
  6.250% due 08/15/10 ....................................................  2.5%

Metropolitan Water District,
  Southern California
  Waterworks Revenue, Series C,
  6.000% due 07/01/08 ....................................................  2.4%

Castaic Lake, California, Water Agency,
  Certificates of Participation,
  Refunding, Water System
  Improvement Project, Series A
  (MBIA Insured),
  7.250% due 08/01/08 ....................................................  2.1%

San Francisco City & County International
  Airport Revenue, AMT Second Series,
  8.000% due 05/01/09 ....................................................  2.0%

--------------------------------------------------------------------------------
                                INVESTMENT GRADE
--------------------------------------------------------------------------------
                     (as a percentage of total net assets)

Aaa ...................................................................... 52.9%
Aa .......................................................................  9.7%
A ........................................................................  7.9%
Baa ...................................................................... 11.0%
Nonrated ................................................................. 18.5%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

A portion of income may be subject to some state and/ or local taxes, and, for certain investors, a portion may be subject to the federal alternative minimum tax.

                                                  -----------------------------
                                                      THE MONTGOMERY FUNDS
                                                  -----------------------------
                                                      CALIFORNIA TAX-FREE
                                                     INTERMEDIATE BOND FUND
                                                  -----------------------------
                                                           INVESTMENTS

PORTFOLIO INVESTMENTS
JUNE 30, 2000


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

MUNICIPAL BONDS AND NOTES -- 98.2%
                  CALIFORNIA -- 95.0%
$     1,000,000   Anaheim, California, Public Financing
                  Authority, Lease Revenue, Series C
                  (FSA Insured),
                  6.000% due 09/01/12 ............................................................   $     1,097,500
                  California Educational Authority Revenue,
                  University of San Francisco:
        255,000   3.900% due 04/01/01 ............................................................           253,172
        300,000   4.050% due 04/01/02 ............................................................           294,750
        285,000   3.700% due 04/01/03 ............................................................           274,312
        455,000   4.400% due 04/01/05 ............................................................           441,350
        545,000   4.800% due 04/01/09 ............................................................           523,200
        250,000   California Educational Authority Revenue,
                  University of San Francisco (MBIA Insured),
                  6.000% due 10/01/08 ............................................................           272,187
        745,000   California Educational Facilities Authority
                  Revenue,  L.A. College of Chiropractic,
                  5.100% due 11/01/05 ............................................................           751,519
        200,000   California Housing Finance Agency,
                  Housing Revenue,  Series C (MBIA
                  Insured),6.150% due 08/01/14 ...................................................           205,500
      1,000,000   California Pollution Control Financing
                  Authority, Revenue, San Diego
                  Gas and Electric, Series A,
                  5.900% due 06/01/14 ............................................................         1,065,000
         90,000   California Public Works Board High
                  Technology Lease Revenue, San Jose Facilities,
                  Series A (AMBAC Insured),
                  7.750% due 08/01/06 ............................................................            99,338
        300,000   California Public Works Board Lease
                  Revenue, Series A (AMBAC Insured),
                  6.200% due 12/01/05 ............................................................           325,125
                  California State:
        260,000   6.200% due 11/01/02 ............................................................           271,050
        100,000   6.500% due 02/01/08 ............................................................           111,375
        115,000   7.000% due 04/01/06 ............................................................           128,944
        145,000   7.000% due 08/01/09 ............................................................           168,563
        100,000   6.250% due 09/01/12 ............................................................           112,000
                  (FGIC Insured):
        250,000   7.000% due 04/01/06 ............................................................           280,937
        265,000   California State Public Works Board Lease
                  Revenue Department of Corrections,
                  Series A (AMBAC Insured),
                  6.000% due 01/01/06 ............................................................           283,881
        495,000   California State Public Works Board, Lease
                  Revenue Various Community College Projects,
                  Series A (AMBAC Insured),
                  6.000% due 03/01/05 ............................................................           527,175


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

$        70,000   California State Veterans Bonds,
                  Series AL (AMBAC Insured),
                  9.600% due 04/01/01 ............................................................   $        72,703
        100,000   California State, Veterans Bonds, Series AT,
                  9.500% due 02/01/10 ............................................................           134,625
        250,000   California Statewide Communities Development
                  Authority Revenue Certificates of Participation
                  (Sutter Health System Group),
                  6.500% due 07/01/04 ............................................................           269,687
                  Castaic Lake, California, Water Agency,
                  Certificates of Participation, Refunding,
                  Water System Improvement Project,
                  Series A (MBIA Insured):
        150,000   7.250% due 08/01/07 ............................................................           173,437
        500,000   7.250% due 08/01/08 ............................................................           585,000
                  Chino Basin, California, Regional Financing
                  Authority Revenue, Municipal Water and
                  District Sewer Systems Project (AMBAC Insured):
        500,000   7.000% due 08/01/06 ............................................................           563,750
        240,000   7.000% due 08/01/08 ............................................................           276,900
                  Commerce, California, Community Development
                  Commission, Tax Allocation, Merged Redevelopment
                  Project,
                  Series A Refunding:
        100,000   5.100% due 08/01/04 ............................................................           100,500
        190,000   5.200% due 08/01/05 ............................................................           191,425
        120,000   5.500% due 08/01/09 ............................................................           120,600
                  Contra Costa, California,
                  Transportation Authority,
                  Series A (FGIC Insured):
        300,000   6.000% due 03/01/05 ............................................................           319,500
                  Series B,
        500,000   6.000% due 03/01/07 ............................................................           540,000
        300,000   Desert Hospital District, California, Hospital
                  Revenue, Certificates of Participation
                  (CGIC Insured),
                  6.150% due 07/01/02 ............................................................           310,500
        250,000   Elsinore Valley, California, Municipal Water
                  District, Certificates of Participation,
                  Refunding, Series A (FGIC Insured),
                  6.000% due 07/01/12 ............................................................           274,375
                  Emeryville, California, Public Financing
                  Authority Housing Revenue:
        140,000   5.600% due 09/01/06 ............................................................           145,600
                  Unrefunded,
        130,000   5.600% due 09/01/06 ............................................................           139,263

                                                                              69

   The accompanying notes are an integral part of thses financial statements.

-----------------------------
    THE MONTGOMERY FUNDS
-----------------------------
    CALIFORNIA TAX-FREE
   INTERMEDIATE BOND FUND
-----------------------------
        INVESTMENTS


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

MUNICIPAL BONDS AND NOTES --  CONTINUED
                  CALIFORNIA --  CONTINUED
$        50,000   Estero, California, Series S-1,
                  7.000% due 07/01/00 ............................................................   $        50,000
        290,000   Fresno, California, Sewer Revenue,
                  Series A (MBIA  Insured),
                  6.000% due 09/01/07 ............................................................           314,650
                  La Mesa, California, Improvement Board,
                  Assessment District No. 98-1:
        180,000   4.900% due 09/02/04 ............................................................           178,875
        100,000   5.500% due 09/02/11 ............................................................            97,375
        175,000   Lafayette, California,
                  Elementary School District,
                  6.900% due 05/15/06 ............................................................           195,344
         50,000   Los Angeles County Public Works,
                  Revenue Anticipation Notes,
                  4.500% due 03/01/01 ............................................................            50,125
                  Los Angeles Transportation Commission,
                  Sales Revenue, Proposition C,
                  Second Series A:
        180,000   6.200% due 07/01/04 ............................................................           191,025
        400,000   6.400% due 07/01/06 ............................................................           436,500
        200,000   Los Angeles County, California,
                  Certificates of Participation,
                  6.708% due 06/01/15 ............................................................           207,416
                  Mammoth, California
                  Community Water District:
        250,000   5.100% due 09/02/07 ............................................................           245,312
        245,000   5.200% due 09/02/08 ............................................................           240,406
        265,000   5.250% due 09/02/09 ............................................................           258,706
                  Manteca, California, School District,
                  Community Facilities District No. 89-1:
        120,000   5.400% due 09/01/10 ............................................................           117,300
        170,000   5.450% due 09/01/11 ............................................................           163,200
                  Metropolitan Water District, Southern
                  California Waterworks Revenue:
        200,000   6.000% due 07/01/21 ............................................................           203,440
                  Series C,
        600,000   6.000% due 07/01/08 ............................................................           652,500
        250,000   Ontario, California, Redevelopment Financing
                  Authority, Revenue Refunding (Ontario
                  Redevelopment Project No. 1)
                  (MBIA Insured),
                  6.550% due 08/01/06 ............................................................           276,250
                  Piedmont, California,
                  School District, Series A:
         75,000   8.300% due 08/01/01 ............................................................            78,099
         45,000   7.100% due 08/01/02 ............................................................            47,419
         40,000   Piedmont, California, School District,
                  Series C (MBIA Insured),
                  7.200% due 08/01/01 ............................................................            41,219
                  Port of Redwood City, California:
        170,000   4.000% due 06/01/01 ............................................................           168,720


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

                  CALIFORNIA -  CONTINUED
$       160,000   4.100% due 06/01/02 ............................................................   $       157,200
        185,000   4.200% due 06/01/03 ............................................................           180,606
        190,000   4.350% due 06/01/04 ............................................................           185,250
        200,000   4.500% due 06/01/05 ............................................................           194,000
        210,000   4.600% due 06/01/06 ............................................................           203,175
        215,000   4.700% due 06/01/07 ............................................................           205,325
        225,000   4.800% due 06/01/08 ............................................................           215,719
                  Rancho, California, Water District Financing
                  Authority, Revenue Refunding (FGIC Insured):
        400,000   6.500% due 11/01/02 ............................................................           419,000
        400,000   6.500% due 11/01/05 ............................................................           438,000
        200,000   Rialto, California, Unified School District
                  General Obligation Bonds (FGIC Insured),
                  6.250% due 06/01/12 ............................................................           223,500
        250,000   Riverside County, California, Special Tax
                  Communities Facilities District No,84-2,
                  4.050% due 09/01/00 ............................................................           249,680
      1,000,000   Riverside County, California, Transportation
                  Commission Sales Tax Revenue, Series
                  A (FGIC Insured),
                  6.000% due 06/01/09 ............................................................         1,092,500
        625,000   Sacramento, California, Municipal
                  Utilities, Electric Revenue Refunding,
                  Series A (MBIA Insured),
                  6.250% due 08/15/10 ............................................................           696,094
      1,075,000   San Diego, California, Transportation
                  Authority Sales Tax Revenue,
                  Series A (MBIA Insured),
                  6.000% due 04/01/05 ............................................................         1,146,219
                  San Francisco City & County International
                  Airport Revenue, AMT Second Series:
        445,000   8.000% due 05/01/06 ............................................................           517,869
        500,000   8.000% due 05/01/09 ............................................................           582,500
        240,000   San Mateo-Foster City, California,
                  School District (MBIA Insured),
                  7.750% due 08/01/06 ............................................................           280,200
                  Santa Rosa, California, Central Packaging
                  Service Facilities, Refunding:
        265,000   4.200% due 07/02/00 ............................................................           265,000
        200,000   4.800% due 07/02/06 ............................................................           199,000
        100,000   4.900% due 07/02/07 ............................................................            98,625
        170,000   5.100% due 07/02/09 ............................................................           167,875
                  South Tahoe, California, Joint Powers
                  Financing Authority (South Tahoe Development
                  Project), Series A:
         95,000   4.400% due 10/01/06 ............................................................            91,556
        100,000   4.500% due 10/01/07 ............................................................            94,875
        105,000   4.625% due 10/01/08 ............................................................           100,144
        300,000   Tulare County, California, Certificates
                  of Participation (MBIA Insured),
                  6.000% due 02/15/16 ............................................................           328,125


   The accompanying notes are an integral part of these financial statements.

                                                  -----------------------------
                                                      THE MONTGOMERY FUNDS
                                                  -----------------------------
                                                      CALIFORNIA TAX-FREE
                                                     INTERMEDIATE BOND FUND
                                                  -----------------------------
                                                          INVESTMENTS


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

MUNICIPAL BONDS AND NOTES -  CONTINUED

                  CALIFORNIA -  CONTINUED
                  Walnut Valley, California, School District,
                  Series A (MBIA Insured):
$       100,000   6.850% due 08/01/07 ............................................................   $       113,500
        700,000   7.000% due 08/01/08 ............................................................           807,625
                  Wiseburn, California, School District,
                  Series A (FGIC Insured):
        360,000   6.875% due 08/01/06 ............................................................           403,650
        395,000   6.875% due 08/01/07 ............................................................           448,819
                                                                                                         -----------
                                                                                                          26,024,255
                  PUERTO RICO -- 3.2%
        135,000   Commonwealth of Puerto Rico,
                  5.700% due 07/01/09 ............................................................           140,400
                  Commonwealth of Puerto Rico Public
                  Improvement Bonds (MBIA Insured):
        350,000   5.000% due 07/01/07 ............................................................           352,188
        375,000   5.250% due 07/01/12 ............................................................           383,906
                                                                                                         -----------
                                                                                                             876,494

TOTAL INVESTMENTS -- 98.2%
(Cost $26,643,033*) ..............................................................................        26,900,749
                                                                                                         -----------

OTHER ASSETS AND LIABILITIES -- 1.8%
(Net) ............................................................................................           504,645
                                                                                                         -----------

NET ASSETS -- 100.0% .............................................................................   $    27,405,394
                                                                                                         ===========

*    Aggregate cost for federal tax purposes $26,643,033.

ABBREVIATIONS:
AMBAC American Municipal Bond Assurance Corporation
AMT  Alternative Minimum Tax
CGIC Capital Guaranty Insurance Corporation
FGIC Federal Guaranty Insurance Corporation
FSA  Financial Security Assurance
MBIA Municipal Bond Investors Assurance

The Montgomery California Tax-Free Intermediate Bond Fund concentrates in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences, including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.


                                                                              71
The accompanying tables are an integral part of these financial statements.

                                                  -----------------------------
                                                      THE MONTGOMERY FUNDS
                                                  -----------------------------
                                                       MONEY MARKET FUNDS
                                                  -----------------------------
                                                      PORTFOLIO HIGHLIGHTS

INVESTMENT REVIEW

Q: HOW HAVE THE FUNDS PERFORMED OVER THE PAST 12 MONTHS?
A: The Montgomery Government Money Market Fund returned 5.49% over the period, compared with 5.05% for its benchmark, the Lipper U.S. Government Money Market Funds Average. The Montgomery Federal Tax-Free Money Fund returned 3.25%, compared with 3.09% for the Lipper Tax-Exempt Money Market Funds Average. The Montgomery California Tax-Free Money Fund returned 2.72%, versus 2.76% for the Lipper California Tax-Exempt Money Market Funds Average.

Q: WHAT FACTORS CHARACTERIZED THE MONEY MARKETS DURING THE FUNDS' FISCAL YEAR?
A: The Federal Reserve Board's monetary policy was the main driver of the money markets during the period. With a series of six increases in the federal funds target rate, the Fed tried to keep the U.S. economy from overheating and inflation from igniting. Strong economic growth, low unemployment and the "wealth effect" created by rising equity prices were among the factors the Fed cited to justify its moves. From June 30,1999, through the course of the fiscal year, the Fed increased short-term interest rates by a total of 1.75 percentage points. Higher rates normally depress the price of longer-term bonds and the funds that invest in them, but money market funds can actually benefit from these increases. With their current holdings maturing within a fairly short period, money market funds can quickly reinvest the assets in new instruments bearing the higher interest rates. That was true of our Funds as well.

Q: WHAT IS YOUR CURRENT OUTLOOK?
A: Despite some recent hints of an economic slowdown, we believe that short-term rates are likely to rise further at some point later in the year. We think the Fed will continue to wait for concrete evidence that inflation is under control and the economy is slowing before bringing its series of rate hikes to an end. At this point, however, it is too soon to tell if the Federal Reserve can engineer a soft landing.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS WILL FLUCTUATE. AN INVESTMENT IN A MONEY MARKET FUNDS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THESE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS. A PORTION OF INCOME MAY BE SUBJECT TO SOME STATE AND/OR LOCAL TAXES, AND, FOR CERTAIN INVESTORS, A PORTION MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX. FUND PERFORMANCE PRESENTED IS FOR CLASS R SHARES ONLY.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
William Stevens ....................................... Senior Portfolio Manager

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

MONTGOMERY GOVERNMENT MONEY MARKET FUND

Since inception (9/14/92) ............................................     4.64%
One year .............................................................     5.49%
Five years ...........................................................     5.18%
One-day yield ........................................................     6.39%
Seven-day yield ......................................................     6.22%

LIPPER U.S. GOVERNMENT MONEY MARKET FUNDS AVERAGE
Since 9/30/92 ........................................................     4.63%
One year .............................................................     5.05%
Five years ...........................................................     4.92%

MONTGOMERY FEDERAL TAX-FREE MONEY FUND
Since inception (7/15/96) ............................................     3.14%
One year .............................................................     3.25%
Three years ..........................................................     3.07%
One-day yield ........................................................     4.07%
Seven-day yield ......................................................     3.97%

LIPPER TAX-EXEMPT MONEY MARKET FUNDS AVERAGE
Since 7/31/96 ........................................................     2.98%
One year .............................................................     3.09%
Three year ...........................................................     2.96%

MONTGOMERY CALIFORNIA TAX-FREE MONEY FUND
Since inception (9/30/94) ............................................     2.95%
One year .............................................................     2.72%
Five years ...........................................................     2.86%
One-day yield ........................................................     3.50%
Seven-day yield ......................................................     3.55%

LIPPER CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS AVERAGE
Since 9/30/94 ........................................................     2.92%
One year .............................................................     2.76%
Five years ...........................................................     2.87%

                                                  -----------------------------
                                                      THE MONTGOMERY FUNDS
                                                  -----------------------------
                                                        GOVERNMENT MONEY
                                                           MARKET FUND
                                                  -----------------------------
                                                           INVESTMENTS

PORTFOLIO INVESTMENTS
JUNE 30, 2000


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

FEDERAL FARM CREDIT BANK (FFCB) -- 11.0%
$     2,000,000   5.400% due 07/03/00 ............................................................   $     1,999,901
      1,710,000   5.450% due 08/02/00 ............................................................         1,709,717
     23,000,000   6.680% due 09/01/00++ ..........................................................        22,999,221
      9,000,000   5.800% due 10/02/00 ............................................................         9,000,366
     10,000,000   6.471% due 10/02/00++ ..........................................................         9,998,747
     10,000,000   6.575% due 12/01/00++ ..........................................................        10,000,000
     10,000,000   6.443% due 02/01/01++ ..........................................................        10,000,000
        500,000   5.520% due 02/05/01 ............................................................           496,962
      1,235,000   5.125% due 04/02/01 ............................................................         1,221,461
        723,000   6.500% due 04/03/01 ............................................................           720,647
     10,000,000   6.930% due 07/03/01 ............................................................         9,998,600
     10,000,000   6.461% due 11/01/01++ ..........................................................         9,996,127
                                                                                                         -----------
                                                                                                          88,141,749
FEDERAL HOME LOAN BANK (FHLB) -- 36.6%
     80,000,000   Discount Note due 07/03/00 .....................................................        79,970,800
      2,000,000   Discount Note due 07/05/00 .....................................................         1,998,562
     75,000,000   Discount Note due 07/06/00 .....................................................        74,932,708
      3,632,000   Discount Note due 07/07/00 .....................................................         3,628,084
        500,000   5.540% due 07/07/00 ............................................................           499,970
      2,500,000   5.630% due 07/10/00 ............................................................         2,499,971
      1,000,000   6.250% due 07/10/00 ............................................................           999,875
      5,500,000   5.500% due 07/14/00 ............................................................         5,497,924
      9,400,000   3.450% due 07/28/00++ ..........................................................         9,378,523
      1,000,000   5.580% due 08/10/00 ............................................................           999,617
      2,400,000   5.470% due 08/17/00 ............................................................         2,399,350
      3,500,000   4.980% due 09/15/00 ............................................................         3,494,051
      8,500,000   0.000% due 09/29/00 ............................................................         8,498,554
      3,000,000   5.925% due 10/10/00 ............................................................         2,999,028
      5,000,000   5.915% due 10/13/00 ............................................................         4,998,285
      1,565,000   4.565% due 10/16/00 ............................................................         1,558,369
        500,000   5.965% due 12/01/00 ............................................................           498,753
        500,000   5.970% due 12/01/00 ............................................................           499,091
      8,000,000   4.875% due 01/26/01 ............................................................         7,932,584
      3,000,000   5.125% due 01/26/01 ............................................................         2,977,167
        500,000   5.510% due 02/06/01 ............................................................           496,924
     19,000,000   6.390% due 02/07/01 ............................................................        18,984,761
      1,600,000   5.540% due 02/20/01 ............................................................         1,589,165
      1,000,000   0.000% due 02/25/01 ............................................................           959,682
      1,000,000   5.190% due 03/01/01 ............................................................           991,300
      1,750,000   5.495% due 03/02/01 ............................................................         1,737,640
      2,750,000   6.170% due 03/08/01 ............................................................         2,741,758
     10,000,000   6.375% due 03/13/01 ............................................................         9,979,600
      1,690,000   6.480% due 03/20/01 ............................................................         1,687,650
     10,000,000   6.750% due 05/04/01 ............................................................         9,984,569
      1,000,000   6.555% due 05/22/01 ............................................................           998,288
      5,000,000   7.125% due 05/22/01 ............................................................         4,998,731
     23,000,000   6.880% due 05/23/01++ ..........................................................        23,000,000
                                                                                                         -----------
                                                                                                         294,411,334


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.3%
$       151,237   6.500% due 07/01/00 ............................................................   $       151,142
        438,108   6.500% due 09/01/00 ............................................................           437,971
        612,910   6.000% due 10/01/00 ............................................................           610,133
        441,672   6.000% due 11/01/00 ............................................................           439,292
        797,075   6.000% due 11/01/00 ............................................................           790,350
                                                                                                         -----------
                                                                                                           2,428,888

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 1.7%
         45,164   6.000% due 07/01/00 ............................................................            44,875
          7,122   6.000% due 07/01/00 ............................................................             7,076
         49,360   6.000% due 07/01/00 ............................................................            49,044
         11,686   6.000% due 07/01/00 ............................................................            11,612
         56,671   6.000% due 07/01/00 ............................................................            56,308
         32,476   6.000% due 08/01/00 ............................................................            32,268
         70,738   6.000% due 08/01/00 ............................................................            70,285
         21,694   6.000% due 08/01/00 ............................................................            21,555
         91,193   6.000% due 08/01/00 ............................................................            90,609
        275,453   6.000% due 09/01/00 ............................................................           273,688
         29,301   6.000% due 09/01/00 ............................................................            29,113
        306,866   6.000% due 09/01/00 ............................................................           304,901
         60,311   6.000% due 09/01/00 ............................................................            59,924
        131,766   6.000% due 10/01/00 ............................................................           130,921
         12,675   6.000% due 10/01/00 ............................................................            12,593
         29,902   6.000% due 10/01/00 ............................................................            29,711
         13,497   6.000% due 11/01/00 ............................................................            13,411
         76,804   6.000% due 11/01/00 ............................................................            76,312
        979,905   6.000% due 11/01/00 ............................................................           973,742
        179,163   6.000% due 11/01/00 ............................................................           178,016
         68,955   6.000% due 11/01/00 ............................................................            68,514
         24,775   6.000% due 11/01/00 ............................................................            24,616
         43,610   6.000% due 11/01/00 ............................................................            43,331
         88,299   6.000% due 11/01/00 ............................................................            87,733
         41,498   6.000% due 11/01/00 ............................................................            41,232
         23,490   6.000% due 11/01/00 ............................................................            23,339
        107,270   6.000% due 11/01/00 ............................................................           106,582
         23,465   6.000% due 11/01/00 ............................................................            23,315
        172,744   6.000% due 11/01/00 ............................................................           171,638
      1,928,361   5.500% due 12/01/00 ............................................................         1,910,282
        146,182   6.000% due 12/01/00 ............................................................           145,245
          5,376   6.000% due 12/01/00 ............................................................             5,342
        120,797   6.000% due 12/01/00 ............................................................           120,023
        168,171   6.000% due 12/01/00 ............................................................           167,094
      1,870,000   8.250% due 12/18/00 ............................................................         1,885,167
        194,809   6.000% due 01/01/01 ............................................................           193,561
        327,621   6.000% due 01/01/01 ............................................................           325,522
         48,373   6.000% due 01/01/01 ............................................................            48,063
         11,665   6.000% due 01/01/01 ............................................................            11,590
        201,304   6.000% due 01/01/01 ............................................................           200,015


                                                                              73
   The accompanying notes are an integral part of these financial statements.

-----------------------------
    THE MONTGOMERY FUNDS
-----------------------------
     GOVERNMENT MONEY
       MARKET FUNDS
-----------------------------
       INVESTMENTS


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- CONTINUED

$        16,720   6.000% due 01/01/01 ............................................................   $        16,613
      4,000,000   5.240% due 01/19/01 ............................................................         3,952,754
        152,242   6.000% due 03/01/01 ............................................................           151,266
        166,035   6.000% due 03/01/01 ............................................................           164,972
        125,061   6.000% due 03/01/01 ............................................................           124,260
        222,244   6.000% due 03/01/01 ............................................................           220,820
         81,823   6.000% due 03/01/01 ............................................................            81,299
         10,837   6.000% due 03/01/01 ............................................................            10,768
         50,045   6.000% due 04/01/01 ............................................................            49,725
        499,868   6.000% due 04/01/01 ............................................................           496,813
         68,850   6.000% due 04/01/01 ............................................................            68,409
                                                                                                         -----------
                                                                                                          13,405,867

STUDENT LOAN MARKETING ASSOCIATION (SLMA) -- 5.4%
      4,500,000   6.214% due 07/20/00++ ..........................................................         4,500,016
      5,000,000   6.000% due 11/01/00 ............................................................         4,999,631
     14,000,000   6.045% due 11/03/00 ............................................................        13,974,968
     10,000,000   6.550% due 02/14/01 ............................................................         9,996,437
      3,000,000   5.220% due 02/23/01 ............................................................         2,966,024
      6,500,000   5.196% due 03/02/01 ............................................................         6,427,487
      1,000,000   5.520% due 04/05/01 ............................................................           989,353
                                                                                                         -----------
                                                                                                          43,853,916


TENNESSEE VALLEY AUTHORITY -- 0.5%
      3,730,000   6.000% due 11/01/00 ............................................................         3,725,702
MONEY MARKET FUNDS -- 0.0%@
        272,952   Chase Vista Federal Money Market Fund ..........................................           272,952
          8,132   Chase Vista U.S. Government Money Market Fund ..................................             8,132
                                                                                                         -----------
                                                                                                             281,084

TOTAL SECURITIES .................................................................................       446,248,540
REPURCHASE AGREEMENTS -- 45.8%
     90,000,000   Agreement with Bear Stearns, Tri-Party,7.000% dated 06/30/00, to be repurchased at $90,051,781 on 07/03/00, collateralized by $92,674,871 market value of U.S. government and
                  mortgage-backed securities, having various maturities and
                  interest rates .................................................................        90,000,000

    154,462,500   Agreement with Chase Manhattan Bank, Tri-Party,7.000% dated
                  06/30/00, to be repurchased at $154,551,369 on 07/03/00,
                  collateralized by $157,552,738 market value of U.S. government and mortgage-backed securities, having various maturities and
                  interest rates .................................................................       154,462,500


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

    $33,211,500   Agreement with Greenwich Capital Markets, Tri-Party,7.000%
                  dated 06/30/00, to be repurchased at $33,230,608 on 07/03/00, collateralized by $33,875,848 market value of U.S. government and mortgage-backed securities, having various maturities and
                  interest rates .................................................................       $33,211,500

     89,890,000   Agreement with Merrill Lynch, Tri-Party,7.000% dated 06/30/00, to be repurchased at $89,941,718 on 07/03/00, collateralized by $91,687,839 market value of U.S. government and
                  mortgage-backed securities, having various maturities and
                  interest rates .................................................................        89,890,000
                                                                                                         -----------
TOTAL REPURCHASE AGREEMENTS                                                                              367,564,000
                                                                                                         -----------
TOTAL INVESTMENTS -- 101.3%
(At amortized cost*) .............................................................................       813,812,540

OTHER ASSETS AND LIABILITIES -- (1.3)%
(Net) ............................................................................................       (10,527,903)
                                                                                                         -----------

NET ASSETS -- 100.0% .............................................................................      $803,284,637
                                                                                                         ===========

*  Aggregate cost for federal tax purposes was $813,812,540.
++ Floating-rate note reflects the rate in effect at June 30, 2000. @ Amount represents less than 0.1%.

74
   The accompanying notes are an integral part of these financial statements.

-----------------------------
    THE MONTGOMERY FUNDS
-----------------------------
     FEDERAL TAX-FREE
       MONEY FUNDS
-----------------------------
       INVESTMENTS

PORTFOLIO INVESTMENTS
JUNE 30, 2000



PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

MUNICIPAL BONDS AND NOTES -- 98.0%
                  ALABAMA -- 4.4%
$     6,500,000   Mobile, Alabama, Special Care Facilities,
                  Financing Authority Revenue Bonds,
                  5.100% due 11/15/39++ ..........................................................       $ 6,500,000
                  ALASKA - 0.8%
      1,000,000   Anchorage, Alaska, General Obligation
                  Bonds, Refunding (FGIC Insured),
                  4.400% due 10/01/00 ............................................................           999,163
        250,000   Anchorage, Alaska, Revenue Bonds
                  (MBIA Insured),
                  5.000% due 05/01/01 ............................................................           251,004
                                                                                                         -----------
                                                                                                           1,250,167
                  COLORADO -- 1.3%
        660,000   Arapahoe County, Colorado, School District
                  No. 005, Cherry Creek, General Obligation
                  Bonds, Refunding,
                  4.750% due 12/15/00 ............................................................           660,782
      1,210,000   Denver, Colorado, City & County Airport
                  Revenue Bonds, Prerefunded,
                  8.500% due 11/15/23 ............................................................         1,254,151
                                                                                                         -----------
                                                                                                           1,914,933
                  DISTRICT OF COLUMBIA -- 2.4%
        700,000   District of Columbia, General Obligation Bonds,
                  Series A-1, Refunding (LOC: Societe Generale),
                  4.650% due 10/01/07++ ..........................................................           700,000
        500,000   District of Columbia, General Obligation Bonds,
                  Series A-2, Refunding (LOC: Canadian Imperial Bank),
                  4.650% due 10/01/07++ ..........................................................           500,000
        600,000   District of Columbia, General Obligation Bonds,
                  Series A-3, Refunding (LOC: Societe Generale),
                  4.650% due 10/01/07++ ..........................................................           600,000
        600,000   District of Columbia, General Obligation Bonds,
                  Series A-4, Refunding (LOC: Societe Generale),
                  4.650% due 10/01/07++ ..........................................................           600,000
        500,000   District of Columbia, General Obligation Bonds,
                  Series A-5, Refunding (LOC: Bank of Nova Scotia),
                  4.650% due 10/01/07 ............................................................           500,000
        620,000   District of Columbia, Housing Finance Agency
                  Mortgage Revenue Bonds, Series E,
                  4.600% due 07/23/01 ............................................................           620,000
                                                                                                         -----------
                                                                                                           3,520,000


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

                  FLORIDA -- 5.8%
$     3,015,000   Broward County, Florida, Airport System Revenue
                  (Passenger Facilities-Conventional Lien-H-1),
                  4.000% due 10/01/00 ............................................................       $ 3,006,403
        250,000   Dade County, Florida, School District General
                  Obligation Bonds (MBIA Insured),
                  6.875% due 08/01/00 ............................................................           250,380
      4,700,000   Indian River County, Florida, Hospital District
                  Revenue Bonds, Commercial Paper,
                  4.150% due 07/12/00 ............................................................         4,700,000
        605,000   Sunrise, Florida, Utility System Revenue Bonds
                  (AMBAC Insured),
                  10.250% due 10/01/13 ...........................................................           622,206
                                                                                                         -----------
                                                                                                           8,578,989
                  GEORGIA -- 0.2%
        250,000   Carroll City, Georgia, County Hospital Authority
                  Revenue (Tanner Medical Center),
                  6.750% due 07/01/00 ............................................................           250,000
                  HAWAII -- 1.4%
      1,500,000   Hawaii State, General Obligation Bonds,
                  Series BT, Refunding,
                  6.000% due 02/01/04 ............................................................         1,529,030
        500,000   Hawaii State, General Obligation Bonds,
                  Series CI, Refunding,
                  4.000% due 11/01/00 ............................................................           499,500
                                                                                                         -----------
                                                                                                           2,028,530
                  IDAHO -- 4.4%
      6,500,000   American Falls, Idaho, Reservoir District
                  Replacement Dam Revenue Bonds, Refunding,
                  5.150% due 02/01/25++ ..........................................................         6,500,000
                  ILLINOIS -- 11.8%
      1,200,000   Chicago, Illinois, Airport Special Facilities
                  Revenue (Centerpoint O'Hare LLC)
                  (LOC: First National Bank),
                  4.800% due 09/01/32++ ..........................................................         1,200,000
      1,000,000   Chicago, Illinois, Wastewater Transmission
                  Revenue Bonds (FGIC Insured),
                  6.750% due 11/15/20 ............................................................         1,029,347
      1,000,000   East Dundee, Illinois, Industrial Development
                  Revenue (Kreis Tool & Manufacturing Company Project)
                  (LOC: American National Bank
                  & Trust),
                  4.850% due 06/01/27++ ..........................................................         1,000,000
      1,740,000   Elgin, Illinois, Economic Development Revenue
                  (Gibson Guitar Corporation Project),
                  4.800% due 11/01/15++ ..........................................................         1,740,000

                                                                              75
   The accompanying notes are an integral part of these financial statements.

-----------------------------
    THE MONTGOMERY FUNDS
-----------------------------
     FEDERAL TAX-FREE
       MONEY FUNDS
-----------------------------
       INVESTMENTS



PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

MUNICIPAL BONDS AND NOTES -- CONTINUED

                  ILLINOIS -- CONTINUED
$     1,530,000   Illinois Development Financing Authority,
                  Industrial Development Revenue
                  (HPL Illinois, Inc. Project)
                  (LOC: American National Bank & Trust),
                  4.950% due 09/01/17++ ..........................................................   $     1,530,000
      1,850,000   Illinois Development Financing Authority,
                  Industrial Development Revenue
                  (MCL, Inc. Project)
                  (LOC: American National Bank & Trust),
                  4.950% due 06/01/17++ ..........................................................         1,850,000
      1,950,000   Illinois Development Financing Authority,
                  Industrial Project Revenue
                  (Midco International, Inc. Project),
                  Refunding (LOC: Harris
                  Trust & Savings Bank),
                  4.750% due 05/01/25++ ..........................................................         1,950,000
      1,500,000   Illinois Health Facilities Authority Revenue
                  (Elmhurst Memorial Health),
                  4.700% due 01/01/28++ ..........................................................         1,500,000
      1,000,000   Illinois Health Facilities Authority Revenue
                  (Franciscan Sisters Health Care) (MBIA Insured),
                  5.200% due 09/01/00 ............................................................         1,001,983
      1,385,000   Illinois State, Dedicated Tax Revenue Bonds,
                  Prerefunded (AMBAC Insured),
                  7.000% due 12/15/10 ............................................................         1,426,283
        300,000   Illinois State, General Obligation Bonds,
                  6.375% due 08/01/00 ............................................................           300,424
      2,955,000   Lombard, Illinois, Multi-family Housing Revenue
                  (Clover Creek Apartments Project)
                  (LOC: Bank One Arizona N.A.),
                  4.050% due 12/15/06 ............................................................         2,955,000
                                                                                                         -----------
                                                                                                          17,483,037
                  INDIANA -- 5.2%
        235,000   Hamilton County, Indiana, County Option Income
                  Tax Revenue Bonds (FSA Insured),
                  4.125% due 07/10/00 ............................................................           235,000
      6,500,000   Indiana Health Facilities Financing Authority
                  Revenue (Ascension Health Credit),
                  5.100% due 11/15/39++ ..........................................................         6,500,000
        250,000   Indianapolis, Indiana, Local Public Improvement
                  Revenue Bonds, Series A,
                  7.400% due 01/01/20 ............................................................           262,476
        610,000   Noblesville Hamilton County, Indiana, Building
                  Authority Revenue Bonds, Prerefunded,
                  7.000% due 02/01/13 ............................................................           630,849
                                                                                                         -----------
                                                                                                           7,628,325
                  KANSAS -- 6.2%
      6,500,000   Burlington, Kansas, Environmental Improvement
                  Revenue (Kansas City Power & Light Company Project),
                  Refunding,
                  4.900% due 09/01/15++ ..........................................................         6,500,000


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

                  KANSAS -- CONTINUED
$       660,000   Johnson County, Kansas, Public Buildings Commission
                  Lease Revenue (County Administration Building
                  Project), Prerefunded,
                  7.100% due 09/01/01 ............................................................   $       663,151
      1,190,000   Johnson County, Kansas, School District No. 233,
                  General Obligation Bonds (AMBAC Insured),
                  5.500% due 09/01/00 ............................................................         1,192,951
        775,000   Sedgwick County, Kansas, General Obligation Bonds,
                  4.250% due 08/01/00 ............................................................           775,380
                                                                                                         -----------
                                                                                                           9,131,482
                  KENTUCKY -- 0.3%
        470,000   Boyd County, Kentucky, School District Finance
                  Corporation, School Building Revenue Bonds,
                  4.400% due 10/01/00 ............................................................           469,980
                  MARYLAND -- 0.3%
        175,000   Bowie, Maryland, General Obligation Bonds, Refunding,
                  4.900% due 07/15/00 ............................................................           175,077
        325,000   Maryland State, General Obligation Bonds,
                  4.500% due 10/15/00 ............................................................           325,226
                                                                                                         -----------
                                                                                                             500,303
                  MASSACHUSETTS -- 0.6%
        450,000   Massachusetts State, Health and Educational
                  Facilities Authority Revenue
                  (Charlton Memorial Hospital),
                  7.000% due 07/01/00 ............................................................           450,000
        500,000   Massachusetts State, Health and Educational
                  Facilities Authority Revenue
                  (Sisters Providence Health Systems), Refunding,
                  6.000% due 11/15/00 ............................................................           502,726
                                                                                                         -----------
                                                                                                             952,726
                  MICHIGAN -- 6.8%
        545,000   Buena Vista, Michigan, School District,
                  General Obligation Bonds, Prerefunded,
                  7.200% due 05/01/16 ............................................................           566,669
      1,000,000   Michigan State, Building Authority Revenue Bonds,
                  Series I,
                  5.000% due 10/01/00 ............................................................         1,002,320
      3,500,000   Michigan State, Strategic Fund Ltd.,
                  Obligation Revenue (Camac LLC Project)
                  (LOC: Bank One Michigan),
                  4.800% due 08/01/28++ ..........................................................         3,500,000
      5,000,000   Michigan State, Strategic Fund Ltd., Obligation
                  Revenue (Kaspari Investments LLC Project)
                  (LOC: Bank One Michigan),
                  4.950% due 06/01/09++ ..........................................................         5,000,000
                                                                                                         -----------
                                                                                                          10,068,989


76
   The accompanying notes are an integral part of these financial statements.

                                                   -----------------------------
                                                        THE MONTGOMERY FUNDS
                                                   -----------------------------
                                                          FEDERAL TAX-FREE
                                                             MONEY FUNDS
                                                   -----------------------------
                                                             INVESTMENTS


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

MUNICIPAL BONDS AND NOTES -- CONTINUED
                  MINNESOTA -- 0.4%
$       500,000   Minneapolis & St. Paul, Minnesota, Housing
                  & Redevelopment Authority, Health Care System
                  Revenue Bonds, Series B, Prerefunded,
                  8.000% due 08/15/14 ............................................................    $      515,081
                  MISSISSIPPI -- 2.3%
      2,500,000   Flowood, Mississippi, Industrial Development
                  Revenue (BSC Steel, Inc. Project)
                  (LOC: Bank of America N.A.),
                  4.950% due 11/01/01++ ..........................................................         2,500,000
        250,000   Hancock County, Mississippi, School District,
                  General Obligation Bonds (AMBAC Insured),
                  5.500% due 10/15/00 ............................................................           250,666
        220,000   Hattiesburg, Mississippi, Water & Sewer Revenue,
                  Refunding (AMBAC Insured),
                  5.750% due 08/01/00 ............................................................           220,256
        380,000   Jones County, Mississippi, Hospital Revenue
                  (South Central Regional Medical Center Project),
                  Prerefunded (MBIA Insured),
                  7.200% due 08/01/10 ............................................................           388,506
                                                                                                         -----------
                                                                                                           3,359,428
                  MISSOURI -- 2.7%
      1,280,000   Missouri State, Economic and Industrial Development
                  Revenue Bonds, Export and Infrastructure Board,
                  Series E,
                  5.050% due 09/01/10++ ..........................................................         1,280,000
      1,700,000   Missouri State, Health and Educational Facilities
                  Authority, Educational Facilities Revenue
                  (Drury College), Refunding (LOC:
                  Mercantile Bank N.A.),
                  4.750% due 08/15/24++ ..........................................................         1,700,000
      1,000,000   Missouri State, Health and Educational Facilities
                  Authority, School District Advance Funding
                  Project Revenue (Brentwood School
                  District), Series B,
                  4.250% due 09/19/00 ............................................................           999,759
                                                                                                         -----------
                                                                                                           3,979,759
                  NEBRASKA -- 2.2%
        360,000   Douglas County, Nebraska, Zoo Facilities Revenue,
                  Refunding (Omaha's Henry Doorly Zoo Project),
                  4.250% due 09/01/00 ............................................................           360,000
      1,500,000   Lincoln, Nebraska Water Works Revenue Bonds,
                  Prerefunded,
                  6.900% due 11/01/04 ............................................................         1,526,314
        645,000   Nebraska Educational Telecommunications Commission
                  Revenue (DTV Project),
                  4.350% due 02/01/01 ............................................................           645,000
        500,000   Omaha, Nebraska, General Obligation Bonds,
                  4.500% due 12/15/00 ............................................................           500,096


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

                  NEBRASKA -- CONTINUED
$       245,000   Omaha-Douglas, Nebraska, Public Building Commission
                  Revenue Bonds,
                  4.450% due 05/01/01 ............................................................   $       244,898
                                                                                                         -----------
                                                                                                           3,276,308
                  NEVADA -- 0.6%
        400,000   Nevada State, Colorado River Commission Revenue Bonds,
                  Refunding,
                  5.500% due 07/01/00 ............................................................           400,000
        455,000   North Las Vegas, Nevada, Water & Sewer General
                  Obligation Bonds (FGIC Insured),
                  4.800% due 08/01/00 ............................................................           455,431
                                                                                                         -----------
                                                                                                             855,431
                  NEW JERSEY -- 0.3%
        420,000   Burlington Township, New Jersey, General Obligation
                  Bonds (FGIC Insured),
                  4.875% due 07/15/00 ............................................................           420,192
                  NEW MEXICO -- 1.4%
      1,000,000   Albuquerque, New Mexico, Joint Water & Sewer System
                  Revenue Bonds, Series A, Prerefunded,
                  6.000% due 07/01/15 ............................................................         1,000,000
        375,000   Rio Rancho, New Mexico, Gross Receipts Tax Revenue
                  Bonds, Series A (FSA Insured),
                  5.500% due 12/01/00 ............................................................           376,821
        650,000   Silver City, New Mexico, Revenue Bonds, Series A,
                  Refunding (LOC: Lasalle National Bank),
                  4.900% due 11/15/10 ............................................................           650,000
                                                                                                         -----------
                                                                                                           2,026,821
                  OHIO -- 2.8%
      1,250,000   Columbus, Ohio, City School District, General
                  Obligation Bonds, Refunding (FGIC Insured),
                  4.800% due 12/01/00 ............................................................         1,253,515
      1,000,000   North Royalton, Ohio, General Obligation Bonds,
                  Prerefunded,
                  7.500% due 12/01/11 ............................................................         1,030,981
      1,000,000   Ohio State, Building Authority Revenue
                  (Administration Building Fund),
                  5.500% due 10/01/00 ............................................................         1,002,040
        800,000   Wooster, Ohio, Individual Development Revenue
                  (The Allen Group, Inc.) (LOC: NBD Bank),
                  4.850% due 12/01/10++ ..........................................................           800,000
                                                                                                         -----------
                                                                                                           4,086,536
                  OKLAHOMA -- 0.1%
        200,000   Tulsa County, Oklahoma, Independent School District
                  No. 003 Broken Arrow, General Obligation Bonds,
                  4.300% due 08/01/00 ............................................................           200,033

                                                                              77

    The accompanying notes are an integral part of the financial statements.

-----------------------------
    THE MONTGOMERY FUNDS
-----------------------------
          FEDERAL
     TAX-FREE MONEY FUND
-----------------------------
       INVESTMENTS


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

MUNICIPAL BONDS AND NOTES -- CONTINUED
                  OREGON -- 0.5%
$       800,000   Port Morrow, Oregon, Environmental Improvement
                  Revenue (Portland General Electric Company),
                  4.800% due 12/01/31++ ..........................................................   $       800,000
                  PENNSYLVANIA -- 3.6%
        125,000   Johnstown, Pennsylvania, New Public Housing
                  Revenue Bonds,
                  5.125% due 11/01/00 ............................................................           125,375
        345,000   Lycoming County, Pennsylvania, Authority College
                  Revenue Bonds, Prerefunded (AMBAC Insured),
                  7.000% due 11/01/09 ............................................................           354,888
        350,000   Montgomery County, Pennsylvania, General Obligation
                  Bonds, Series A, Prerefunded,
                  5.200% due 10/15/07 ............................................................           350,660
      2,000,000   Pennsylvania Economic Development Financing
                  Authority Revenue Bonds, Series B2
                  (LOC: PNC Bank N.A.),
                  4.950% due 05/01/10++ ..........................................................         2,000,000
      1,100,000   Pennsylvania Economic Development Financing
                  Authority Revenue Bonds, Series B4
                  (LOC: PNC Bank N.A.),
                  4.950% due 05/01/10++ ..........................................................         1,100,000
      1,000,000   Pennsylvania Economic Development Financing
                  Authority Revenue Bonds, Series B7
                  (LOC: PNC Bank N.A.),
                  4.950% due 05/01/10++ ..........................................................         1,000,000
        200,000   Solanco, Pennsylvania, School District, Series B,
                  General Obligation Bonds (FGIC Insured),
                  5.050% due 02/01/01 ............................................................           200,328
        240,000   Wayne Highlands, Pennsylvania, General Obligation
                  Bonds (FGIC Insured),
                  5.250% due 09/01/00 ............................................................           240,178
                                                                                                         -----------
                                                                                                           5,371,429
                  SOUTH CAROLINA -- 2.7%
      4,000,000   Chesterfield County, South Carolina, Commercial Paper,
                  4.800% due 07/14/00 ............................................................         4,000,000
                  SOUTH DAKOTA -- 0.7%
      1,000,000   South Dakota State, Building Authority, Building
                  Revenue Bonds, Refunding,
                  6.125% due 09/01/00 ............................................................         1,003,192
                  TENNESSEE -- 0.5%
        730,000   Tennessee State, Series B, General Obligation Bonds,
                  6.200% due 06/01/01 ............................................................           739,978
                  TEXAS -- 12.3%
        500,000   Alief, Texas, Independent School District, General
                  Obligation Bonds, Prerefunded (PSF-GTD Insured),
                  6.000% due 02/15/08 ............................................................           505,406


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

                  TEXAS -- CONTINUED
$     1,000,000   Austin, Texas, Independent School District, General
                  Obligation Bonds (PSF-GTD Insured),
                  8.125% due 08/01/00 ............................................................   $     1,002,776
        300,000   Austin, Texas, Independent School District, General
                  Obligation Bonds, Prerefunded,
                  7.100% due 08/01/04 ............................................................           300,803
        505,000   Corpus Christi, Texas, Independent School District,
                  General Obligation Bonds (PSF-GTD Insured),
                  6.400% due 08/15/02 ............................................................           506,353
        320,000   Flower Mound, Texas, Waterworks & Sewer Revenue Bonds
                  (FSA Insured),
                  5.250% due 09/01/00 ............................................................           320,708
        200,000   Garland, Texas, Independent School District, General
                  Obligation Bonds, Prerefunded (AMBAC Insured),
                  6.000% due 08/15/09 ............................................................           200,441
        125,000   Harris County, Texas, General Obligation Bonds,
                  6.400% due 08/01/00 ............................................................           125,203
      1,100,000   Harris County, Texas, Industrial Development
                  Corporation, Solid Waste Disposal Revenue
                  (Deer Park Refining L.P.),
                  4.800% due 02/01/23+ ...........................................................         1,100,000
        200,000   Highland Park, Texas, Independent School District,
                  General Obligation Bonds,
                  5.500% due 02/15/01 ............................................................           201,421
        500,000   Houston, Texas, Independent School District,
                  General Obligation Bonds,
                  5.000% due 07/15/00 ............................................................           500,007
        500,000   Houston, Texas, Water & Sewer System Revenue Bonds,
                  Prerefunded (MBIA Insured),
                  7.375% due 12/01/10 ............................................................           515,648
      1,520,000   Houston, Texas, Water & Sewer System Revenue Bonds,
                  Prerefunded (MBIA Insured),
                  7.400% due 12/01/18 ............................................................         1,567,724
        150,000   La Porte, Texas, General Obligation Bonds (MBIA Insured),
                  7.000% due 03/15/01 ............................................................           152,554
      2,105,000   North Harris, Texas, Montgomery Community College
                  District, General Obligation Bonds,
                  5.000% due 02/15/01 ............................................................         2,111,251
        100,000   North Harris, Texas, Montgomery Community College District,
                  General Obligation Bonds, Refunding (FGIC Insured),
                  4.800% due 08/15/00 ............................................................           100,070


    The accompanying notes are an integral part of these financial statements.

                                                  -----------------------------
                                                      THE MONTGOMERY FUNDS
                                                  -----------------------------
                                                            FEDERAL
                                                      TAX-FREE MONEY FUND
                                                  -----------------------------
                                                          INVESTMENTS



PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

MUNICIPAL BONDS AND NOTES -- CONTINUED

                  TEXAS -- CONTINUED
$       250,000   Northside, Texas, Independent School District,
                  General Obligation Bonds, Prerefunded
                  (PSF-GTD Insured),
                  6.625% due 02/01/05 ............................................................    $      253,255
      1,700,000   San Antonio, Texas, Independent Development
                  Authority Revenue (Rivercenter Association Project),
                  Refunding (LOC: PNC Bank),
                  4.850% due 12/01/12++ ..........................................................         1,700,000
        100,000   Tarrant County, Texas, Hospital District,
                  General Obligation Bonds,
                  5.100% due 08/15/00 ............................................................           100,106
        500,000   Tarrant County, Texas, Water Control & Improvement
                  District No. 001 Water Revenue Bonds, Prerefunded,
                  5.800% due 03/01/02 ............................................................           504,657
      1,100,000   Tarrant County, Texas, Water Control & Improvement
                  District No. 001 Water Revenue Bonds, Refunding,
                  5.700% due 03/01/01 ............................................................         1,106,313
      4,100,000   Texas State, Public Financing Authority, General
                  Obligation Bonds, Prerefunded,
                  6.375% due 10/01/03 ............................................................         4,117,369
        455,000   Trinity River Authority, Texas, Regional Wastewater
                  System Revenue Bonds, Prerefunded (AMBAC Insured),
                  7.100% due 08/01/16 ............................................................           456,130
        675,000   University, Texas, University Revenue Bonds,
                  4.500% due 08/15/00 ............................................................           675,684
                                                                                                         -----------
                                                                                                          18,123,879
                  UTAH -- 0.2%
        300,000   Utah Water Finance Agency Revenue (Pooled Loan
                  Financing Program), Series A (MBIA Insured),
                  5.000% due 10/01/00 ............................................................           300,513
                  VERMONT -- 0.3%
        500,000   Vermont Public Power Supply Authority Revenue
                  (McNeil Project), Refunding (AMBAC Insured),
                  4.000% due 07/01/00 ............................................................           500,000
                  VIRGINIA -- 1.6%
      2,300,000   Louisiana, Virginia, Industries Commercial Paper,
                  4.350% due 07/25/00 ............................................................         2,300,000
                  WASHINGTON -- 6.4%
        200,000   Island County, Washington, School District
                  No. 201 Oak Harbor, General Obligation Bonds,
                  Refunding,
                  3.950% due 12/01/00 ............................................................           199,715


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

                  WASHINGTON -- CONTINUED
$       380,000   Kitsap County, Washington, General Obligation Bonds,
                  Series B, Refunding (AMBAC Insured),
                  4.250% due 07/01/00 ............................................................   $       380,000
      1,160,000   Port of Seattle, Washington, Commercial Paper,
                  4.500% due 07/18/00 ............................................................         1,160,000
        500,000   Seattle, Washington, Municipal Light & Power Revenue
                  Bonds, Series A,
                  5.100% due 08/01/00 ............................................................           500,316
        200,000   Washington State, General Obligation Bonds, Series R-94A,
                  4.500% due 08/01/00 ............................................................           200,047
      2,225,000   Washington State, Housing Finance Commission,
                  Multi-family Mortgage Revenue (Winterhill Apartments
                  Project) (FSA Insured) (LOC:
                  Wells Fargo Bank),
                  4.950% due 07/01/28++ ..........................................................         2,225,000
      1,775,000   Washington State, Housing Finance Commission,
                  Multi-family Revenue (Summer Ridge Apartments
                  Project), Series A (LOC: U.S. Bank
                  N.A.),
                  4.800% due 12/01/29++ ..........................................................         1,775,000
        500,000   Washington State, Public Power Supply System
                  Nuclear Project No. 2 Revenue Bonds, Series A, Refunding,
                  4.375% due 07/01/00 ............................................................           500,000
      2,500,000   Washington State, Public Power Supply System
                  Nuclear Project No. 2 Revenue Bonds, Series C, Refunding,
                  7.625% due 07/01/10 ............................................................         2,583,052
                                                                                                         -----------
                                                                                                           9,523,130
                  WEST VIRGINIA -- 2.3%
      2,500,000   Pleasants County, West Virginia, Pollution Control
                  Revenue (American Cyanamid Company Project),
                  4.950% due 12/01/20++ ..........................................................         2,500,000
        900,000   West Virginia School Building Authority Revenue (MBIA Insured),
                  6.750% due 07/01/10 ............................................................           918,000
                                                                                                         -----------
                                                                                                           3,418,000

                  WISCONSIN -- 0.5%
        250,000   Sheboygan, Wisconsin, General Obligation Bonds, Series A,
                  4.000% due 10/01/00 ............................................................           250,060
        450,000   Wisconsin State Health & Educational Facilities Authority
                  Revenue (United Health Group, Inc.), Refunding (MBIA Insured),
                  4.500% due 12/15/00 ............................................................           450,000
                                                                                                         -----------
                                                                                                             700,060

      The accompanying notes are an integral part of these financial statements.

-----------------------------
    THE MONTGOMERY FUNDS
-----------------------------
          FEDERAL
     TAX-FREE MONEY FUND
-----------------------------
       INVESTMENTS



PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

MUNICIPAL BONDS AND NOTES -- CONTINUED
                  WYOMING -- 1.7%
$     2,580,000   Gillette, Wyoming, Environmental Improvement Revenue
                  (Black Hills Power & Light Corporation Project),
                  5.050% due 06/01/24++ ..........................................................   $     2,580,000

TOTAL INVESTMENTS -- 98.0%
(At amortized cost*) .............................................................................       144,857,231

OTHER ASSETS AND LIABILITIES -- 2.0%
(Net) ............................................................................................         2,981,037
                                                                                                         -----------
NET ASSETS -- 100.0% .............................................................................   $   147,838,268
                                                                                                         ===========

*    Aggregate cost for federal tax purposes $144,857,231.
++   Floating-rate note reflects the rate in effect at June 30, 2000.

ABBREVIATIONS:

AMBAC   American Municipal Bond Assurance Corporation
PSF-GTD Permanent School Fund Guaranteed
FGIC    Federal Guaranty Insurance Corporation
FSA     Financial Security Assurance
LOC     Letter of Credit
MBIA    Municipal Bond Investors Assurance

   The accompanying notes are an integral part of these financial statements.

                                                   -----------------------------
                                                        THE MONTGOMERY FUNDS
                                                   -----------------------------
                                                        CALIFORNIA TAX-FREE
                                                             MONEY FUND
                                                   -----------------------------
                                                             INVESTMENTS

PORTFOLIO INVESTMENTS
JUNE 30, 2000


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

MUNICIPAL BONDS AND NOTES -- 108.7%
                  CALIFORNIA -- 105.3%
$     5,750,000   Abag, California, Financing Authority Revenue,
                  Nonprofit Corporation, Certificates of Participation,
                  Series C, Refunding,
                  4.238% due 10/01/27++ ..........................................................   $     5,750,000
      2,690,000   Alameda County, California,
                  Multi-family Mortgage Revenue,
                  4.238% due 05/15/15++ ..........................................................         2,690,000
        440,000   Anaheim, California, Electric
                  Revenue Bonds (AMBAC Insured),
                  4.500% due 10/01/00 ............................................................           440,688
                  Anaheim, California, Unified School District,
                  Certificates of Participation:
      1,300,000   4.338% due 09/01/13++ ..........................................................         1,300,000
                  (FSA Insured),
      2,300,000   4.350% due 09/01/29++ ..........................................................         2,300,000
        250,000   Atascadero, California, Unified School District,
                  Certificates of Participation,
                  7.200% due 08/01/11 ............................................................           255,718
      1,900,000   Azusa, California, Multi-family
                  Housing Revenue,
                  4.288% due 07/15/15++ ..........................................................         1,900,000
        260,000   Belmont, California, Redevelopment Agency
                  Tax Allocation (AMBAC Insured),
                  4.375% due 08/01/00 ............................................................           260,165
                  California Educational Facilities Authority:
      5,000,000   3.889% due 07/17/00++ ..........................................................         5,000,000
        265,000   3.450% due 04/01/01 ............................................................           262,026
      2,500,000   4.550% due 05/01/30++ ..........................................................         2,500,000
      5,000,000   California Educational Facilities Authority
                  Revenue, Pepperdine University, Series B,
                  4.388% due 11/01/29++ ..........................................................         5,000,000
        150,000   California Educational Facilities
                  Authority Revenue, St. Mary's
                  College of California Project,
                  7.500% due 10/01/20 ............................................................           154,337
     12,950,000   California Health Facilities
                  Financing Authority Revenue,
                  Memorial Health Services,
                  4.388% due 10/01/24++ ..........................................................        12,950,000
      3,300,000   California Health Facilities Financing Authority
                  Revenue, Saint Joseph
                  Health System, Series B,
                  4.238% due 07/01/09++ ..........................................................         3,300,000


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

                  CALIFORNIA -- CONTINUED
$     2,000,000   California Health Facilities, Financing Authority,
                  Revenue Bonds, Childrens Hospital (MBIA Insured),
                  6.500% due 07/01/20 ............................................................   $     2,040,000
      9,000,000   California Schools Cash Reserve
                  Authority, Series A,
                  4.000% due 07/03/00 ............................................................         8,999,928
                  California State:
      4,000,000   4.050% due 07/14/00 ............................................................         4,000,000
      2,500,000   4.050% due 07/19/00 ............................................................         2,500,000
      4,900,000   4.050% due 08/02/00 ............................................................         4,900,000
        100,000   5.600% due 09/01/00 ............................................................           100,346
      1,000,000   4.000% due 12/01/00 ............................................................         1,001,530
      3,070,000   9.000% due 04/01/01 ............................................................         3,189,043
     10,000,000   4.787% due 03/01/03++ ..........................................................        10,000,000
                  (FGIC Insured)
        250,000   6.600% due 10/01/00 ............................................................           251,743
                  California State Public Works
                  Board Leasing Revenue:
      1,085,000   7.250% due 09/01/03 ............................................................         1,112,933
      1,865,000   7.000% due 09/01/15 ............................................................         1,913,002
         75,000   California State University & Colleges,
                  Housing Revenue (AMBAC Insured),
                  6.250% due 11/01/00 ............................................................            75,602
      1,700,000   California State, Educational Facilities,
                  4.050% due 07/19/00 ............................................................         1,700,000
        365,000   California State, University
                  Trust Certificates,
                  6.450% due 06/01/02 ............................................................           375,292
      7,200,000   California Statewide Communities Development Authority,
                  Certificates of Participation,
                  4.338% due 07/01/08++ ..........................................................         7,200,000
                  California Statewide Communities Development Authority,
                  Certificates of Participation:
        500,000   4.100% due 07/01/00 ............................................................           500,000
      4,000,000   4.000% due 09/29/00 ............................................................         4,001,758
      3,000,000   4.000% due 09/29/00 ............................................................         3,000,471
      3,000,000   4.189% due 06/01/26++ ..........................................................         3,000,000
      8,500,000   California, School Cash Reserves
                  Program Authority, Series A,
                  5.250% due 07/03/01 ............................................................         8,579,815
        100,000   Capinteria, California Sanitation District
                  Capital Facilities Revenue (FGIC Insured),
                  7.500% due 07/01/00 ............................................................           100,000
      2,300,000   Central Unified School District, TRANS,
                  4.250% due 12/20/00 ............................................................         2,304,683

   The accompanying notes are an integral part of these financial statements.

-----------------------------
    THE MONTGOMERY FUNDS
-----------------------------
     CALIFORNIA TAX-FREE
         MONEY FUND
-----------------------------
         INVESTMENTS


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

MUNICIPAL BONDS AND NOTES -- CONTINUED
                  CALIFORNIA -- CONTINUED
$       700,000   Coachella Valley, California, Water District
                  Improvement Number 71, Flood Control Project,
                  Certificates of Participation,
                  5.750% due 10/01/00 ............................................................   $       703,516
      1,000,000   Conejo Valley, California
                  Unified School District,
                  4.500% due 08/01/00 ............................................................         1,000,781
                  Contra Costa, California,
                  Water District Revenue:
        750,000   4.000% due 09/29/00 ............................................................           749,161
      1,000,000   6.875% due 10/01/20 ............................................................         1,026,943
      1,250,000   Corona-Norco, California, Unified School District, General Obligation Bonds,
                  4.500% due 09/01/00 ............................................................         1,250,625
      2,200,000   Covina, California, Redevelopment Agency, Multi-family Revenue,
                  4.288% due 12/01/15++ ..........................................................         2,200,000
      4,000,000   East Bay, California,
                  Municipal Utility District,
                  4.000% due 07/06/00 ............................................................         4,000,000
      3,000,000   Easten, California, Municipal Water District, 2.600% due 07/01/20 ..............         3,000,000
      7,700,000   Elsinore Valley, California, Municipal
                  Water District (FGIC Insured),
                  4.238% due 07/01/29++ ..........................................................         7,700,000
      2,100,000   Encinitas, California, Multi-family
                  Housing Revenue,
                  4.338% due 09/01/15++ ..........................................................         2,100,000
      1,000,000   Escondido, California, Unified School District, General Obligation Bonds
                  (FGIC Insured),
                  4.100% due 09/01/00 ............................................................         1,000,919
      2,000,000   Foothill, California, Transportation Zone Certificates of
                  Participation, TRANS,
                  5.050% due 11/01/00 ............................................................         2,008,151
      9,665,000   Fremont, California,
                  Multi housing Revenue Bonds,
                  4.338% due 09/01/14++ ..........................................................         9,665,000
      2,700,000   Fresno, California, Sewer Revenue
                  Bonds (FGIC Insured),
                  4.288% due 09/01/25++ ..........................................................         2,700,000
      3,000,000   Fresno, California, TRANS,
                  5.000% due 06/29/01 ............................................................         3,020,760
      2,045,000   Golden Empire Schools Finance Authority, Var-Kern High
                  School District, Series A,
                  4.238% due 12/01/24++ ..........................................................         2,045,000

      1,785,000   Hacienda, Los Angeles, California, Unified School District,
                  Adult Education Financing Program, Certificates of
                  Participation,
                  4.850% due 10/01/09++ ..........................................................         1,785,000


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

                  CALIFORNIA -- CONTINUED
                  Indio, California, Public
                  Financing Authority Revenue:
$       255,000   6.850% due 08/15/01 ............................................................   $       261,042
        275,000   6.950% due 08/15/02 ............................................................           281,513
                  Irvine Ranch, California,
                  Water District Revenue Bonds:
      9,000,000   6.500% due 10/01/09 ............................................................         9,000,000
      1,600,000   4.300% due 04/01/33 ............................................................         1,600,000
                  Series A,
      4,200,000   4.600% due 05/01/09 ............................................................         4,200,000
      6,000,000   Kern County, California,
                  Board of Education, TRANS,
                  5.000% due 07/03/01 ............................................................         6,040,020
      1,000,000   Kern County, California,
                  Certificates of Participation,
                  4.250% due 08/01/06++ ..........................................................         1,000,000
                  Kern County, California,
                  High School District (MBIA Insured):
        200,000   5.900% due 08/01/00 ............................................................           200,296
      2,705,000   4.358% due 02/01/13++ ..........................................................         2,705,000
     12,000,000   Long Beach, California,
                  Health Facilities Revenue,
                  4.288% due 10/01/16++ ..........................................................        12,000,000
      2,000,000   Los Angeles County, California,
                  Certificates of Participation,
                  Series A, TRANS,
                  5.000% due 07/02/01 ............................................................         2,013,960
        250,000   Los Angeles County, California, Commercial Transportation,
                  Certificates of Participation,
                  5.900% due 07/01/00 ............................................................           250,000
      7,000,000   Los Angeles County, California, Metropolitan
                  Transit Authority, Sales Tax
                  Revenue, Series A,
                  3.500% due 07/01/20 ............................................................         7,000,000
      2,000,000   Los Angeles, California Department of Water &
                  Power Electricity Plant Revenue,
                  9.000% due 09/01/00 ............................................................         2,017,188
      1,150,000   Los Angeles, California, Housing Authority,
                  Multi-family Housing Revenue, Series A,
                  4.000% due 12/01/10++ ..........................................................         1,150,000
        100,000   Los Angeles, California, Judgement Obligation Bonds, Series A,
                  5.000% due 08/01/00 ............................................................           100,025
      1,500,000   Los Angeles, California, Metropolitan Transit
                  Authority, Sales Tax Revenue,
                  4.500% due 07/01/01 ............................................................         1,503,022
        715,000   Los Angeles, California, State
                  Building Authority Lease Revenue,
                  4.000% due 10/01/00 ............................................................           715,872
                  Los Angeles, California,
                  Waste Water System Revenue:
      7,750,000   3.850% due 07/11/00 ............................................................         7,750,000
      5,000,000   3.300% due 07/12/00 ............................................................         5,000,000

82
   The accompanying notes are an integral part of these financial statements.

                                                   -----------------------------
                                                         THE MONTGOMERY FUNDS
                                                   -----------------------------
                                                         CALIFORNIA TAX-FREE
                                                              MONEY FUND
                                                   -----------------------------
                                                             INVESTMENTS

PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

MUNICIPAL BONDS AND NOTES -- CONTINUED
    CALIFORNIA -- CONTINUED
                  (FGIC Insured),
$       385,000   8.700% due 11/01/00 ............................................................   $       391,349
      1,700,000   Los Angeles, California,
                  Water & Power Authority,
                  4.000% due 07/13/00 ............................................................         1,700,000
                  Metropolitan Water District, Southern California
                  Waterworks Revenue, Series C:
     17,400,000   4.150% due 07/01/27++ ..........................................................        17,400,000
      3,500,000   3.250% due 07/14/00 ............................................................         3,500,000
      4,200,000   4.300% due 07/21/00 ............................................................         4,200,000
                  Modesto, California Irrigation District,
                  Certificates of Participation:
      5,500,000   4.100% due 08/04/00 ............................................................         5,500,000
                  (AMBAC Insured),
      2,140,000   4.250% due 07/01/00 ............................................................         2,140,000
      3,200,000   Montebello, California, TRANS,
                  4.600% due 06/29/01 ............................................................         3,207,584
      2,000,000   Mt. Diablo, California, Unified School District,
                  Community Facilities Special Tax, Revenue Bonds
                  (FGIC Insured),
                  7.050% due 08/01/20 ............................................................         2,043,766
                  Newport Beach, California,
                  Memorial Hospital Revenue:
                  Series A,
      4,000,000   4.238% due 10/01/26++ ..........................................................         4,000,000
                  Series B,
      1,300,000   4.238% due 10/01/26++ ..........................................................         1,300,000
                  Newport Beach, California, Memorial
                  Presbyterian Hospital Revenue:
      3,200,000   4.238% due 10/01/22++ ..........................................................         3,200,000
                  Series C,
      8,100,000   4.238% due 10/01/26++ ..........................................................         8,100,000
      6,300,000   Northern California, TRANS,
                  3.900% due 09/05/00 ............................................................         6,300,000
      3,700,000   Oakland, California, TRANS,
                  4.250% due 09/29/00 ............................................................         3,707,428
      5,000,000   Orange County, California
                  Improvement Bonds,
                  3.989% due 09/02/18++ ..........................................................         5,000,000
      1,300,000   Orange County, California,
                  Recovery, Certificates of Participation
                  (MBIA Insured),
                  4.358% due 07/01/19++ ..........................................................         1,300,000
      8,500,000   Orange County, California, Sanitation District,
                  Certificates of Participation (AMBAC Insured),
                  4.250% due 08/01/13++ ..........................................................         8,500,000
                  Orange County, California, Special Financing
                  Authority, Teeter Plan Revenue, Series B (AMBAC Insured):
      2,500,000   4.637% due 11/01/14++ ..........................................................         2,500,000
      3,800,000   4.638% due 11/01/14++ ..........................................................         3,800,000


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

                  CALIFORNIA -- CONTINUED
$     1,000,000   Orange County, California, Water District,
                  Certificates of Participation,
                  7.000% due 08/15/15 ............................................................   $     1,023,331
      1,600,000   Orange County, California,
                  Recovery, Certificates of Participation
                  (MBIA Insured),
                  4.358% due 07/01/19++ ..........................................................         1,600,000
        410,000   Palmdale, California, Elementary School District (FSA Insured),
                  3.700% due 08/01/00 ............................................................           410,000
      4,470,000   Pittsburgh, California, Mortgage Obligations, Series A,
                  4.687% due 12/30/31++ ..........................................................         4,470,000
        660,000   RE Badger, Water Facilities Financing Authority,
                  California Waterworks Revenue
                  (FGIC Insured),
                  4.500% due 10/01/00 ............................................................           661,368
      1,000,000   Rocklin, California, Stanford
                  Ranch Community Facilities District,
                  Special Tax Number 3,
                  8.100% due 11/01/15 ............................................................         1,032,554
      4,500,000   Rohnert Park, California, Multi-family Revenue Bonds,
                  Crossbrook
                  Apartments, Series A,
                  3.590% due 06/15/25++ ..........................................................         4,500,000
                  Sacramento, California, Municipal
                  Utility District Electricity, Revenue Bonds:
      1,000,000   3.900% due 08/08/00 ............................................................         1,000,000
                  (AMBAC Insured),
      1,000,000   5.000% due 07/01/00 ............................................................         1,000,000
        200,000   San Diego County, California, Certificates of Participation
                  (AMBAC Insured),
                  4.750% due 09/01/00 ............................................................           200,095
     11,200,000   San Diego, California, TRANS,
                  4.050% due 07/17/00 ............................................................        11,200,000
      5,500,000   San Diego, California, Water District,
                  4.050% due 07/10/00 ............................................................         5,500,000
      3,975,000   San Francisco, California Bay Area,
                  Rapid Transit District Sales Revenue
                  (AMBAC Insured),
                  6.750% due 07/01/09 ............................................................         4,054,501
                  San Francisco, California, Bay Area,
                  Rapid Transit District Sales Tax Revenue:
        500,000   6.700% due 07/01/00 ............................................................           500,000
                  (FGIC Insured),
        250,000   6.100% due 07/01/00 ............................................................           250,000
        175,000   San Francisco, California, City and County International
                  Airport Revenue,
                  AMT Second Series,
                  6.000% due 05/01/01 ............................................................           178,309
      1,000,000   San Francisco, California, City and
                  County Public Utilities Common Water, Revenue Bonds,
                  5.750% due 11/01/00 ............................................................         1,004,959

                                                                              83
   The accompanying notes are an integral part of these financial statements.

-----------------------------
    THE MONTGOMERY FUNDS
-----------------------------
     CALIFORNIA TAX-FREE
         MONEY FUND
-----------------------------
         INVESTMENTS


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

MUNICIPAL BONDS AND NOTES -- CONTINUED

                  CALIFORNIA -- CONTINUED
$     9,300,000   San Francisco, California, City and County Redevelopment
                  Agency, Bayside Village, Revenue Bonds,
                  4.150% due 12/01/05 ............................................................   $     9,300,000
      2,000,000   San Francisco, California,
                  Rapid Transit District Sales Tax,
                  3.850% due 08/01/00 ............................................................         2,000,000
        250,000   San Leandro, California, Unified School District (FGIC Insured),
                  6.000% due 08/01/00 ............................................................           250,493
        400,000   San Mateo, California, Joint Power Financing
                  Authority, Downtown & Shoreline Project, Revenue Bonds
                  (AMBAC Insured),
                  5.100% due 08/01/03 ............................................................           408,437
                  Santa Ana, California, Community Redevelopment
                  Agency Tax Allocation:
      2,155,000   6.500% due 12/15/14 ............................................................         2,228,711
                  Series B,
      4,170,000   6.500% due 12/15/15 ............................................................         4,325,458
      2,000,000   Santa Paula, California, School District, Revenue Bonds,
                  5.000% due 06/29/01 ............................................................         2,012,440
        500,000   Santa Rosa High School District, General Obligation Bonds
                  (FGIC Insured),
                  7.000% due 05/01/01 ............................................................           513,450
        400,000   Sonoma County, California, Water & Wastewater Financing Authority
                  (FSA Insured),
                  4.000% due 08/01/00 ............................................................           400,133
      4,594,000   Southeast Reserve Recovery Facilities Authority,
                  California Lease Revenue,
                  4.388% due 12/01/18++ ..........................................................         4,594,000
      2,265,000   Southern California, Public Power Authority,
                  Power Project Revenue,
                  6.000% due 07/01/18 ............................................................         2,265,000
      1,835,000   Southern California, Rapid Transit District
                  California, Certificates of Participation (MBIA Insured),
                  7.625% due 07/01/00 ............................................................         1,835,000
      1,000,000   Stockton, California Community
                  Facilities District,
                  7.750% due 08/01/15 ............................................................         1,023,026
      6,000,000   Upland, California, Apartment Development, Mountain Springs,
                  Revenue Bonds,
                  4.238% due 11/15/28++ ..........................................................         6,000,000
      1,700,000   Vallejo, California, Multi-family
                  Housing Authority Revenue,
                  4.538% due 01/01/08++ ..........................................................         1,700,000
      3,000,000   Ventura County, California, TRANS,
                  4.000% due 07/06/00 ............................................................         3,000,087


PRINCIPAL AMOUNT                                                                                      VALUE (NOTE 1)

    CALIFORNIA -- CONTINUED
                  West Basin, California, Municipal Water District,
                  Certificates of Participation   (AMBAC Insured):
$       165,000   7.000% due 08/01/11 ............................................................   $       168,698
      4,040,000   6.850% due 08/01/16 ............................................................         4,129,316
        650,000   6.600% due 08/01/03 ............................................................           664,653
                                                                                                         -----------
                                                                                                         398,847,020
                  PUERTO RICO -- 3.4%
                  Commonwealth of Puerto Rico:
      3,500,000   4.500% due 07/30/00 ............................................................         3,502,791
      2,885,000   7.625% due 07/01/10 ............................................................         2,942,700
        400,000   Puerto Rico, Electric Power Authority, Revenue (MBIA Insured),
                  6.000% due 07/01/00 ............................................................           400,000
      6,260,000   Puerto Rico, Government Development Bank,
                  4.300% due 08/25/00 ............................................................         6,260,000
                                                                                                         -----------
                                                                                                          13,105,491
                                                                                                         -----------

TOTAL INVESTMENTS -- 108.7%
(At amortized cost*) .............................................................................       411,952,511
OTHER ASSETS AND LIABILITIES -- (8.7)%
(Net) ............................................................................................       (33,133,362)
                                                                                                         -----------
NET ASSETS -- 100.0% .............................................................................   $   378,819,149
                                                                                                         ===========


*  Aggregate cost for federal tax purposes $411,952,511.
++ Floating-rate note reflects the rate in effect at June 30, 2000.

ABBREVIATIONS:
AMBAC American Municipal Bond Assurance Corporation
FGIC  Federal Guaranty Insurance Corporation
FSA   Financial Security Assurance
MBIA  Municipal Bond Investors Assurance
TRANS Tax and Revenue Anticipation

The Montgomery California Tax-Free Money Fund concentrates in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences, including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.


84
   The accompanying notes are an integral part of these financial statements.

                                      ------------------------------------------
                                                 THE MONTGOMERY FUNDS
                                      ------------------------------------------
                                                    ANNUAL REPORT
                                      ------------------------------------------
                                                    JUNE 30, 2000


                                      ==========================================
                                                 FINANCIAL STATEMENTS
                                      ------------------------------------------

                                      Statements of Assets and Liabilities..  86


                                      Statements of Operations..............  92


                                      Statements of Changes in Net Assets...  96


                                      Statements of Cash Flows.............. 100


                                      Financial Highlights.................. 103


                                      Notes to Financial Statements......... 122


                                      Independent Auditors' Report.......... 137


                                      Tax Information....................... 138

------------------------------------------
           THE MONTGOMERY FUNDS
------------------------------------------
              STATEMENTS OF
          ASSETS AND LIABILITIES
------------------------------------------
              JUNE 30, 2000

                                                                                                  GROWTH
ASSETS:                                                                                            FUND
----------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
     Securities ..........................................................................   $   395,621,126
     Repurchase agreements ...............................................................        19,424,000
Receivables:
     Custodian ...........................................................................                --
     Dividends ...........................................................................           323,744
     Interest ............................................................................             8,125
     Expenses absorbed by Manager ........................................................             4,283
     Shares of beneficial interest sold ..................................................         1,542,230
     Investment securities sold ..........................................................         5,557,341
Other assets .............................................................................             7,900
                                                                                             ---------------
Total Assets .............................................................................       422,488,749
                                                                                             ---------------

LIABILITIES:
----------------------------------------------------------------------------------------------------------------
Forward foreign-currency exchange contracts:
     Net unrealized depreciation of forward foreign-currency
      exchange contracts (note 4) ........................................................                --
Payables:
     Notes payable (note 4) ..............................................................                --
     Shares of beneficial interest redeemed ..............................................           336,075
     Investment securities purchased .....................................................         4,340,596
     Management fees .....................................................................           222,491
     Administration fees .................................................................            27,230
     Share marketing plan fees (note 3) (Class P shares only) ............................             1,105
     Custodian fees ......................................................................             4,807
     Dividends ...........................................................................                --
     Trustees' fees and expenses .........................................................             2,554
     Accounting fees .....................................................................            34,268
     Cash overdrafts payable to custodian ................................................           667,825
     Transfer agency and servicing fees ..................................................           410,503
     Other accrued liabilities and expenses ..............................................           170,612
                                                                                             ---------------
Total Liabilities ........................................................................         6,218,066
                                                                                             ---------------
Net Assets ...............................................................................   $   416,270,683
                                                                                             ---------------
Investments at identified cost ...........................................................   $   333,643,110

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of
  net investment income/accumulated net investment loss) .................................   $            --
Accumulated net realized gain/(loss) .....................................................        40,863,583
Net unrealized appreciation/(depreciation) ...............................................        81,402,016
Shares of beneficial interest ............................................................           197,206
Additional paid-in capital ...............................................................       293,807,878
                                                                                             ---------------
Net Assets ...............................................................................   $   416,270,683

NET ASSETS:
----------------------------------------------------------------------------------------------------------------
     Class R shares ......................................................................   $   414,631,613
     Class P shares ......................................................................         1,639,070
                                                                                             ---------------
Net Assets ...............................................................................   $   416,270,683
     Class R shares outstanding ..........................................................        19,643,497
     Class P shares outstanding ..........................................................            77,095
Class R shares: Net asset value, offering and redemption price per share outstanding .....   $         21.11
                                                                                             ---------------
Class P shares: Net asset value, offering and redemption price per share outstanding .....   $         21.26
                                                                                             ---------------


86  The accompanying notes are an integral part of these financial statements.

                                                                                              U.S. EMERGING
                                                                                                 GROWTH            SMALL CAP
ASSETS:                                                                                           FUND                FUND
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
     Securities ..........................................................................   $   214,711,116    $   130,905,020
     Repurchase agreements ...............................................................        10,466,000                 --
Receivables:
     Custodian ...........................................................................                --                 --
     Dividends ...........................................................................               300              2,128
     Interest ............................................................................             2,111                175
     Expenses absorbed by Manager ........................................................            62,055                 --
     Shares of beneficial interest sold ..................................................            48,704             22,091
     Investment securities sold ..........................................................         6,392,133          5,044,624
Other assets .............................................................................             4,443              2,185
                                                                                             ---------------    ---------------
Total Assets .............................................................................       231,686,862        135,976,223
                                                                                             ---------------    ---------------

LIABILITIES:
---------------------------------------------------------------------------------------------------------------------------------
Forward foreign-currency exchange contracts:
     Net unrealized depreciation of forward foreign-currency
      exchange contracts (note 4) ........................................................                --                 --
Payables:
     Notes payable (note 4) ..............................................................                --          2,500,000
     Shares of beneficial interest redeemed ..............................................           172,270            590,573
     Investment securities purchased .....................................................         6,132,726          2,120,301
     Management fees .....................................................................           144,452             68,033
     Administration fees .................................................................            13,031             11,885
     Share marketing plan fees (note 3) (Class P shares only) ............................                --             39,739
     Custodian fees ......................................................................            18,742              7,599
     Dividends ...........................................................................                --                 --
     Trustees' fees and expenses .........................................................             1,271                793
     Accounting fees .....................................................................            17,018              9,119
     Cash overdrafts payable to custodian ................................................                --                 --
     Transfer agency and servicing fees ..................................................           160,217             33,495
     Other accrued liabilities and expenses ..............................................            83,025             45,660
                                                                                             ---------------    ---------------
Total Liabilities ........................................................................         6,742,752          5,427,197
                                                                                             ---------------    ---------------
Net Assets ...............................................................................   $   224,944,110    $   130,549,026
                                                                                             ---------------    ---------------
Investments at identified cost ...........................................................   $   135,482,796    $    98,087,557

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of
  net investment income/accumulated net investment loss) .................................   $            --    $            --
Accumulated net realized gain/(loss) .....................................................        87,850,395         35,368,827
Net unrealized appreciation/(depreciation) ...............................................        89,694,320         32,817,463
Shares of beneficial interest ............................................................            90,509             59,011
Additional paid-in capital ...............................................................        47,308,886         62,303,725
                                                                                             ---------------    ---------------
Net Assets ...............................................................................   $   224,944,110    $   130,549,026

NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
     Class R shares ......................................................................   $   224,944,110    $   102,621,853
     Class P shares ......................................................................               N/A         27,927,173
                                                                                             ---------------    ---------------
Net Assets ...............................................................................   $   224,944,110    $   130,549,026
     Class R shares outstanding ..........................................................         9,050,881          4,623,058
     Class P shares outstanding ..........................................................               N/A          1,278,037
Class R shares: Net asset value, offering and redemption price per share outstanding .....   $         24.85    $         22.20
                                                                                             ---------------    ---------------
Class P shares: Net asset value, offering and redemption price per share outstanding .....               N/A    $         21.85
                                                                                             ---------------    ---------------

                                                                                                                 INTERNATIONAL
                                                                                                 BALANCED            GROWTH
ASSETS:                                                                                            FUND               FUND
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
     Securities ..........................................................................   $    63,462,017    $   189,921,729
     Repurchase agreements ...............................................................                --                 --
Receivables:
     Custodian ...........................................................................                --          3,000,000
     Dividends ...........................................................................           158,111            174,860
     Interest ............................................................................                --                737
     Expenses absorbed by Manager ........................................................            28,045                 --
     Shares of beneficial interest sold ..................................................            12,392            445,206
     Investment securities sold ..........................................................            84,088          5,111,856
Other assets .............................................................................               132              3,260
                                                                                             ---------------    ---------------
Total Assets .............................................................................        63,744,785        198,657,648
                                                                                             ---------------    ---------------

LIABILITIES:
---------------------------------------------------------------------------------------------------------------------------------
Forward foreign-currency exchange contracts:
     Net unrealized depreciation of forward foreign-currency
      exchange contracts (note 4) ........................................................                --              9,089
Payables:
     Notes payable (note 4) ..............................................................                --                 --
     Shares of beneficial interest redeemed ..............................................           114,783            180,140
     Investment securities purchased .....................................................                --          3,838,101
     Management fees .....................................................................                --             52,044
     Administration fees .................................................................                --             11,637
     Share marketing plan fees (note 3) (Class P shares only) ............................             2,322             16,332
     Custodian fees ......................................................................                --             46,987
     Dividends ...........................................................................            28,411                 --
     Trustees' fees and expenses .........................................................               791              1,177
     Accounting fees .....................................................................             4,347             14,226
     Cash overdrafts payable to custodian ................................................                --            294,016
     Transfer agency and servicing fees ..................................................            50,440            129,608
     Other accrued liabilities and expenses ..............................................            23,066            124,652
                                                                                             ---------------    ---------------
Total Liabilities ........................................................................           224,160          4,718,009
                                                                                             ---------------    ---------------
Net Assets ...............................................................................   $    63,520,625    $   193,939,639
                                                                                             ---------------    ---------------
Investments at identified cost ...........................................................   $    63,800,769    $   174,830,965

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of
  net investment income/accumulated net investment loss) .................................   $        51,747     $     (625,121)
Accumulated net realized gain/(loss) .....................................................          (545,261)        27,485,749
Net unrealized appreciation/(depreciation) ...............................................          (338,752)        15,080,000
Shares of beneficial interest ............................................................            39,706             94,486
Additional paid-in capital ...............................................................        64,313,185        151,904,525
                                                                                             ---------------    ---------------
Net Assets ...............................................................................   $    63,520,625    $   193,939,639

NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
     Class R shares ......................................................................   $    60,718,070    $   184,587,586
     Class P shares ......................................................................         2,802,555          9,352,053
                                                                                             ---------------    ---------------
Net Assets ...............................................................................   $    63,520,625    $   193,939,639
     Class R shares outstanding ..........................................................         3,795,318          8,993,856
     Class P shares outstanding ..........................................................           175,232            454,750
Class R shares: Net asset value, offering and redemption price per share outstanding .....   $         16.00    $         20.52
                                                                                             ---------------    ---------------
Class P shares: Net asset value, offering and redemption price per share outstanding .....             15.99    $         20.57
                                                                                             ---------------    ---------------


                                                                                                 GLOBAL
                                                                                              OPPORTUNITIES
ASSETS:                                                                                           FUND
------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
     Securities ..........................................................................   $    79,959,671
     Repurchase agreements ...............................................................         6,446,000
Receivables:
     Custodian ...........................................................................                --
     Dividends ...........................................................................            49,242
     Interest ............................................................................             1,619
     Expenses absorbed by Manager ........................................................            20,052
     Shares of beneficial interest sold ..................................................           772,511
     Investment securities sold ..........................................................         2,015,665
Other assets .............................................................................             1,298
                                                                                             ---------------
Total Assets .............................................................................        89,266,058
                                                                                             ---------------

LIABILITIES:
------------------------------------------------------------------------------------------------------------
Forward foreign-currency exchange contracts:
     Net unrealized depreciation of forward foreign-currency
      exchange contracts (note 4) ........................................................             6,928
Payables:
     Notes payable (note 4) ..............................................................                --
     Shares of beneficial interest redeemed ..............................................         1,853,928
     Investment securities purchased .....................................................         1,483,177
     Management fees .....................................................................            92,206
     Administration fees .................................................................             5,156
     Share marketing plan fees (note 3) (Class P shares only) ............................                --
     Custodian fees ......................................................................            19,894
     Dividends ...........................................................................                --
     Trustees' fees and expenses .........................................................               456
     Accounting fees .....................................................................             5,059
     Cash overdrafts payable to custodian ................................................             3,187
     Transfer agency and servicing fees ..................................................            30,449
     Other accrued liabilities and expenses ..............................................            43,070
                                                                                             ---------------
Total Liabilities ........................................................................         3,543,510
                                                                                             ---------------
Net Assets ...............................................................................   $    85,722,548
                                                                                             ---------------
Investments at identified cost ...........................................................   $    80,466,783

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of
  net investment income/accumulated net investment loss) .................................   $         1,768
Accumulated net realized gain/(loss) .....................................................        12,752,489
Net unrealized appreciation/(depreciation) ...............................................         5,933,599
Shares of beneficial interest ............................................................            39,441
Additional paid-in capital ...............................................................        66,995,251
                                                                                             ---------------
Net Assets ...............................................................................   $    85,722,548

NET ASSETS:
------------------------------------------------------------------------------------------------------------
     Class R shares ......................................................................   $    85,722,548
     Class P shares ......................................................................               N/A
                                                                                             ---------------
Net Assets ...............................................................................   $    85,722,548
     Class R shares outstanding ..........................................................         3,944,093
     Class P shares outstanding ..........................................................               N/A
Class R shares: Net asset value, offering and redemption price per share outstanding .....   $         21.73
                                                                                             ---------------
Class P shares: Net asset value, offering and redemption price per share outstanding .....               N/A
                                                                                             ---------------

------------------------------------------
           THE MONTGOMERY FUNDS
------------------------------------------
              STATEMENTS OF
          ASSETS AND LIABILITIES
------------------------------------------
              JUNE 30, 2000


                                                                                                  GLOBAL 20
ASSETS:                                                                                             FUND
------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1
     Securities ..........................................................................   $   110,888,006
     Repurchase agreements ...............................................................         7,061,000
Cash .....................................................................................                --
Cash at broker (note 1) ..................................................................                --
Foreign currency, at value (Cost $1,554, $11,465,694, $37, $666,978
and $715 respectively) ...................................................................             1,542
Receivables:
     Dividends ...........................................................................            50,598
     Interest ............................................................................             1,728
     Expenses absorbed by Manager ........................................................            22,874
     Shares of beneficial interest sold ..................................................           492,548
     Investment securities sold ..........................................................           376,299
     Short sales .........................................................................                --
Other assets .............................................................................             2,355
                                                                                             ---------------
Total Assets .............................................................................       118,896,950
                                                                                             ---------------

LIABILITIES:
------------------------------------------------------------------------------------------------------------
Short sales (proceeds $154,718,053) (note 1) .............................................                --
Net unrealized depreciation of forward foreign-currency exchange contracts (note 4) ......                --
Payables:
     Notes payable (note 4) ..............................................................                --
     Deferred fee income on dollar roll transactions .....................................                --
     Shares of beneficial interest redeemed ..............................................            73,356
     Investment securities purchased .....................................................         2,677,267
     Short sales .........................................................................                --
     Management fees .....................................................................            77,886
     Administration fees .................................................................             6,910
     Share marketing plan fees (note 3) (Class P shares only) ............................               164
     Custodian fees ......................................................................            20,270
     Dividends ...........................................................................                --
     Trustees' fees and expenses .........................................................               370
     Accounting fees .....................................................................             8,218
     Cash overdrafts payable to custodian ................................................            26,689
     Cash overdrafts payable to broker ...................................................                --
     Transfer agency and servicing fees ..................................................            79,901
     Other accrued liabilities and expenses ..............................................            66,951
                                                                                             ---------------
Total Liabilities ........................................................................         3,037,982
                                                                                             ---------------
Net Assets ...............................................................................   $   115,858,968
                                                                                             ---------------
Investments at identified cost ...........................................................   $   108,237,180

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment
income/accumulated net investment loss) ..................................................   $            --
Accumulated net realized gain/(loss) .....................................................        26,623,200
Net unrealized appreciation/(depreciation) ...............................................         9,711,741
Shares of beneficial interest ............................................................            50,758
Additional paid-in capital ...............................................................        79,473,269
                                                                                             ---------------
Net Assets ...............................................................................   $   115,858,968

NET ASSETS:
------------------------------------------------------------------------------------------------------------
     Class B shares ......................................................................   $           N/A
     Class C shares ......................................................................               N/A
     Class R shares ......................................................................       115,838,572
     Class P shares ......................................................................            20,396
                                                                                             ---------------
Net Assets ...............................................................................   $   115,858,968
     Class B shares outstanding ..........................................................               N/A
     Class C shares outstanding ..........................................................               N/A
     Class R shares outstanding ..........................................................         5,074,865
     Class P shares outstanding ..........................................................               913
Class B shares: Net asset value, offering and redemption price per share outstanding .....               N/A
                                                                                             ---------------
Class C shares: Net asset value, offering and redemption price per share outstanding .....               N/A
                                                                                             ---------------
Class R shares: Net asset value, offering and redemption price per share outstanding .....   $         22.83
                                                                                             ---------------
Class P shares: Net asset value, offering and redemption price per share outstanding .....   $         22.35
                                                                                             ---------------

88  The accompanying notes are an integral part of these financial statements


                                                                                                  GLOBAL            GLOBAL
                                                                                                LONG-SHORT      COMMUNICATIONS
ASSETS:                                                                                            FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
     Securities ..........................................................................   $   401,665,507    $   466,290,287
     Repurchase agreements ...............................................................                --         33,491,000
Cash .....................................................................................           135,937                 --
Cash at broker (note 1) ..................................................................       149,665,252                 --
Foreign currency, at value (Cost $1,554, $11,465,694, $37, $666,978
and $715 respectively)....................................................................        12,202,707                 31
Receivables:
     Dividends ...........................................................................           157,065            175,598
     Interest ............................................................................           627,306              8,050
     Expenses absorbed by Manager ........................................................                --                 --
     Shares of beneficial interest sold ..................................................           295,852          2,057,687
     Investment securities sold ..........................................................         8,688,927         19,231,601
     Short sales .........................................................................         2,872,838                 --
Other assets .............................................................................            12,012              4,811
                                                                                             ---------------    ---------------
Total Assets .............................................................................       576,323,403        521,259,065
                                                                                             ---------------    ---------------

LIABILITIES:
---------------------------------------------------------------------------------------------------------------------------------
Short sales (proceeds $154,718,053) (note 1) .............................................       148,147,237                 --
Net unrealized depreciation of forward foreign-currency exchange contracts (note 4) ......             1,423              3,631
Payables:
     Notes payable (note 4) ..............................................................        14,700,000                 --
     Deferred fee income on dollar roll transactions .....................................                --                 --
     Shares of beneficial interest redeemed ..............................................           408,097            373,708
     Investment securities purchased .....................................................         5,724,790         21,645,510
     Short sales .........................................................................         3,809,247                 --
     Management fees .....................................................................           294,951            304,058
     Administration fees .................................................................            25,650             33,209
     Share marketing plan fees (note 3) (Class P shares only) ............................             5,198                 --
     Custodian fees ......................................................................           100,198             56,071
     Dividends ...........................................................................            38,961                 --
     Trustees' fees and expenses .........................................................             2,276              2,977
     Accounting fees .....................................................................            88,101             32,270
     Cash overdrafts payable to custodian ................................................                --             15,048
     Cash overdrafts payable to broker ...................................................           742,656                 --
     Transfer agency and servicing fees ..................................................           111,540            143,045
     Other accrued liabilities and expenses ..............................................           562,000            133,290
                                                                                             ---------------    ---------------
Total Liabilities ........................................................................       174,762,325         22,742,817
                                                                                             ---------------    ---------------
Net Assets ...............................................................................   $   401,561,078    $   498,516,248
                                                                                             ---------------    ---------------
Investments at identified cost ...........................................................   $   298,367,685    $   444,109,105

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment
income/accumulated net investment loss) ..................................................   $       715,966    $       (12,383)
Accumulated net realized gain/(loss) .....................................................        81,312,394        160,848,647
Net unrealized appreciation/(depreciation) ...............................................       109,850,449         55,648,869
Shares of beneficial interest ............................................................           130,955            145,896
Additional paid-in capital ...............................................................       209,551,314        281,885,219
                                                                                             ---------------    ---------------
Net Assets ...............................................................................   $   401,561,078    $   498,516,248

NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
     Class B shares ......................................................................   $    23,333,223                N/A
     Class C shares ......................................................................         9,927,389                N/A
     Class R shares ......................................................................       368,300,466    $   498,516,248
     Class P shares ......................................................................               N/A                N/A
                                                                                             ---------------    ---------------
Net Assets ...............................................................................   $   401,561,078    $   498,516,248
     Class B shares outstanding ..........................................................           778,199                N/A
     Class C shares outstanding ..........................................................           358,120                N/A
     Class R shares outstanding ..........................................................        11,959,199         14,589,625
     Class P shares outstanding ..........................................................               N/A                N/A
Class B shares: Net asset value, offering and redemption price per share outstanding .....   $         29.98                N/A
                                                                                             ---------------    ---------------
Class C shares: Net asset value, offering and redemption price per share outstanding .....   $         27.72                N/A
                                                                                             ---------------    ---------------
Class R shares: Net asset value, offering and redemption price per share outstanding .....   $         30.80    $         34.17
                                                                                             ---------------    ---------------
Class P shares: Net asset value, offering and redemption price per share outstanding .....               N/A                N/A
                                                                                             ---------------    ---------------


                                                                                                                     EMERGING
                                                                                                 EMERGING             MARKETS
ASSETS:                                                                                        MARKETS FUND         FOCUS FUND
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
     Securities ..........................................................................   $   286,194,462    $     4,029,174
     Repurchase agreements ...............................................................                --            579,000
Cash .....................................................................................                --                 --
Cash at broker (note 1) ..................................................................                --                 --
Foreign currency, at value (Cost $1,554, $11,465,694, $37, $666,978
and $715 respectively)....................................................................           673,258                 --
Receivables:
     Dividends ...........................................................................           434,145                862
     Interest ............................................................................               751                139
     Expenses absorbed by Manager ........................................................            62,279                 --
     Shares of beneficial interest sold ..................................................         6,104,199             27,115
     Investment securities sold ..........................................................        12,666,172            576,703
     Short sales .........................................................................                --                 --
Other assets .............................................................................             4,447                624
                                                                                             ---------------    ---------------
Total Assets .............................................................................       306,139,713          5,213,617
                                                                                             ---------------    ---------------

LIABILITIES:
---------------------------------------------------------------------------------------------------------------------------------
Short sales (proceeds $154,718,053) (note 1) .............................................                --                 --
Net unrealized depreciation of forward foreign-currency exchange
  contracts (note 4) .....................................................................                --                 --
Payables:
     Notes payable (note 4) ..............................................................                --                 --
     Deferred fee income on dollar roll transactions .....................................                --                 --
     Shares of beneficial interest redeemed ..............................................           177,917              3,502
     Investment securities purchased .....................................................         5,722,454            270,145
     Short sales .........................................................................                --                 --
     Management fees .....................................................................           190,807            140,925
     Administration fees .................................................................            17,869                292
     Share marketing plan fees (note 3) (Class P shares only) ............................             2,639                 --
     Custodian fees ......................................................................           192,775              9,590
     Dividends ...........................................................................                --                 --
     Trustees' fees and expenses .........................................................             1,778                798
     Accounting fees .....................................................................            21,324                179
     Cash overdrafts payable to custodian ................................................         1,200,799                 --
     Cash overdrafts payable to broker ...................................................                --                 --
     Transfer agency and servicing fees ..................................................           286,110              2,737
     Other accrued liabilities and expenses ..............................................         1,289,710             60,153
                                                                                             ---------------    ---------------
Total Liabilities ........................................................................         9,104,182            488,321
                                                                                             ---------------    ---------------
Net Assets ...............................................................................   $   297,035,531    $     4,725,296
                                                                                             ---------------    ---------------
Investments at identified cost ...........................................................   $   242,947,686    $     4,038,100

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment
income/accumulated net investment loss) ..................................................   $      (961,126)   $       (11,809)
Accumulated net realized gain/(loss) .....................................................      (307,340,789)        (1,064,319)
Net unrealized appreciation/(depreciation) ...............................................        42,225,407            570,302
Shares of beneficial interest ............................................................           246,827              2,852
Additional paid-in capital ...............................................................       562,865,212          5,228,270
                                                                                             ---------------    ---------------
Net Assets ...............................................................................   $   297,035,531    $     4,725,296

NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
     Class B shares ......................................................................   $           N/A    $           N/A
     Class C shares ......................................................................               N/A                N/A
     Class R shares ......................................................................       290,504,452          4,725,296
     Class P shares ......................................................................         6,531,079                N/A
                                                                                             ---------------    ---------------
Net Assets ...............................................................................   $   297,035,531    $     4,725,296
     Class B shares outstanding ..........................................................               N/A                N/A
     Class C shares outstanding ..........................................................               N/A                N/A
     Class R shares outstanding ..........................................................        24,128,744            285,185
     Class P shares outstanding ..........................................................           553,937                N/A
Class B shares: Net asset value, offering and redemption price per share outstanding .....               N/A                N/A
                                                                                             ---------------    ---------------
Class C shares: Net asset value, offering and redemption price per share outstanding .....               N/A                N/A
                                                                                             ---------------    ---------------
Class R shares: Net asset value, offering and redemption price per share outstanding .....   $         12.04    $         16.57
                                                                                             ---------------    ---------------
Class P shares: Net asset value, offering and redemption price per share outstanding .....   $         11.79                N/A
                                                                                             ---------------    ---------------


                                                                                                  EMERGING        TOTAL RETURN
ASSETS:                                                                                           ASIA FUND         BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
     Securities ..........................................................................   $    24,208,894    $    31,174,162
     Repurchase agreements ...............................................................           746,000          3,676,000
Cash .....................................................................................               925                 --
Cash at broker (note 1) ..................................................................                --                 --
Foreign currency, at value (Cost $1,554, $11,465,694, $37, $666,978
and $715 respectively) ...................................................................               715                 --
Receivables:
     Dividends ...........................................................................            12,366                 --
     Interest ............................................................................               145            351,475
     Expenses absorbed by Manager ........................................................            43,470                 --
     Shares of beneficial interest sold ..................................................             4,030            300,841
     Investment securities sold ..........................................................                --          1,227,410
     Short sales .........................................................................                --                 --
Other assets .............................................................................             1,178              1,048
                                                                                             ---------------    ---------------
Total Assets .............................................................................        25,017,723         36,730,936
                                                                                             ---------------    ---------------

LIABILITIES:
---------------------------------------------------------------------------------------------------------------------------------
Short sales (proceeds $154,718,053) (note 1) .............................................                --                 --
Net unrealized depreciation of forward foreign-currency exchange
  contracts (note 4) .....................................................................                --                 --
Payables:
     Notes payable (note 4) ..............................................................                --                 --
     Deferred fee income on dollar roll transactions .....................................                --              6,187
     Shares of beneficial interest redeemed ..............................................            25,633             39,941
     Investment securities purchased .....................................................                --          8,479,982
     Short sales .........................................................................                --                 --
     Management fees .....................................................................            28,614             59,390
     Administration fees .................................................................             1,417              1,114
     Share marketing plan fees (note 3) (Class P shares only) ............................                --                 --
     Custodian fees ......................................................................            28,964              2,758
     Dividends ...........................................................................             4,294              2,699
     Trustees' fees and expenses .........................................................             1,019                160
     Accounting fees .....................................................................             2,582              2,057
     Cash overdrafts payable to custodian ................................................                --                 --
     Cash overdrafts payable to broker ...................................................                --                 --
     Transfer agency and servicing fees ..................................................            31,332              2,680
     Other accrued liabilities and expenses ..............................................            51,197             22,300
                                                                                             ---------------    ---------------
Total Liabilities ........................................................................           175,052          8,619,268
                                                                                             ---------------    ---------------
Net Assets ...............................................................................   $    24,842,671    $    28,111,668
                                                                                             ---------------    ---------------
Investments at identified cost ...........................................................   $    22,742,033    $    34,968,617

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment
income/accumulated net investment loss) ..................................................   $      (706,975)   $        40,714
Accumulated net realized gain/(loss) .....................................................        (9,960,984)        (1,150,039)
Net unrealized appreciation/(depreciation) ...............................................         2,212,856           (118,455)
Shares of beneficial interest ............................................................            24,646             24,806
Additional paid-in capital ...............................................................        33,273,128         29,314,642
                                                                                             ---------------    ---------------
Net Assets ...............................................................................   $    24,842,671    $    28,111,668

NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
     Class B shares ......................................................................   $           N/A    $           N/A
     Class C shares ......................................................................               N/A                N/A
     Class R shares ......................................................................        24,842,671         28,111,668
     Class P shares ......................................................................               N/A                N/A
                                                                                             ---------------    ---------------
Net Assets ...............................................................................   $    24,842,671    $    28,111,668
     Class B shares outstanding ..........................................................               N/A                N/A
     Class C shares outstanding ..........................................................               N/A                N/A
     Class R shares outstanding ..........................................................         2,464,582          2,480,620
     Class P shares outstanding ..........................................................               N/A                N/A
Class B shares: Net asset value, offering and redemption price per share outstanding .....               N/A                N/A
                                                                                             ---------------    ---------------
Class C shares: Net asset value, offering and redemption price per share outstanding .....               N/A                N/A
                                                                                             ---------------    ---------------
Class R shares: Net asset value, offering and redemption price per share outstanding .....   $         10.08    $         11.33
                                                                                             ---------------    ---------------
Class P shares: Net asset value, offering and redemption price per share outstanding .....               N/A                N/A
                                                                                             ---------------    ---------------

                                                                             89

------------------------------------------
           THE MONTGOMERY FUNDS
------------------------------------------
              STATEMENTS OF
          ASSETS AND LIABILITIES
------------------------------------------
              JUNE 30, 2000


                                                                                              SHORT DURATION
                                                                                                GOVERNMENT
ASSETS:                                                                                          BOND FUND
------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
     Securities ..........................................................................   $   178,829,838
     Repurchase agreements ...............................................................         4,996,000
Cash .....................................................................................                --
Receivables:
     Interest ............................................................................         1,013,173
     Expenses absorbed by Manager ........................................................            99,959
     Shares of beneficial interest sold ..................................................           874,157
     Investment securities sold ..........................................................         5,651,183
Other assets .............................................................................             2,839
                                                                                             ---------------
Total Assets .............................................................................       191,467,149
                                                                                             ---------------
LIABILITIES:
------------------------------------------------------------------------------------------------------------
Payables:
     Deferred fee income on dollar roll transactions .....................................            10,579
     Shares of beneficial interest redeemed ..............................................           107,769
     Investment securities purchased .....................................................        15,044,623
     Management fees .....................................................................            70,592
     Administration fees .................................................................             6,061
     Share marketing plan fees (note 3) (Class P shares only) ............................            14,345
     Custodian fees ......................................................................             8,054
     Dividends ...........................................................................           112,855
     Trustees' fees and expenses .........................................................               846
     Accounting fees .....................................................................            10,891
     Cash overdrafts payable to custodian ................................................                --
     Transfer agency and servicing fees ..................................................            60,447
     Other accrued liabilities and expenses ..............................................            54,518
                                                                                             ---------------
Total Liabilities ........................................................................        15,501,580
                                                                                             ---------------
Net Assets ...............................................................................   $   175,965,569
                                                                                             ---------------
Investments at identified cost ...........................................................   $   185,188,135

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment
     income/accumulated net investment loss) .............................................   $       (48,871)
Accumulated net realized gain/(loss) .....................................................        (2,767,462)
Net unrealized appreciation/(depreciation) ...............................................        (1,362,297)
Shares of beneficial interest ............................................................           177,733
Additional paid-in capital ...............................................................       179,966,466
                                                                                             ---------------
Net Assets ...............................................................................   $   175,965,569

NET ASSETS:
------------------------------------------------------------------------------------------------------------
     Class R shares ......................................................................   $   171,878,609
     Class P shares ......................................................................         4,086,960
                                                                                             ---------------
Net Assets ...............................................................................   $   175,965,569
     Class R shares outstanding ..........................................................        17,359,827
     Class P shares outstanding ..........................................................           413,461
Class R shares: Net asset value, offering and redemption price per share outstanding .....   $          9.90
                                                                                             ---------------
Class P shares: Net asset value, offering and redemption price per share outstanding .....   $          9.88
                                                                                             ---------------


                                                                                                 CALIFORNIA
                                                                                                  TAX-FREE         GOVERNMENT
                                                                                                INTERMEDIATE      MONEY MARKET
ASSETS:                                                                                           BOND FUND           FUND
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
     Securities ..........................................................................   $    26,900,749    $   446,248,540
     Repurchase agreements ...............................................................                --        367,564,000
Cash .....................................................................................            92,875                 --
Receivables:
     Interest ............................................................................           457,846          3,698,776
     Expenses absorbed by Manager ........................................................                --                 --
     Shares of beneficial interest sold ..................................................             8,063                 --
     Investment securities sold ..........................................................                --                 --
Other assets .............................................................................             1,086              4,954
                                                                                             ---------------    ---------------
Total Assets .............................................................................        27,460,619        817,516,270
                                                                                             ---------------    ---------------

LIABILITIES:
---------------------------------------------------------------------------------------------------------------------------------
Payables:
     Deferred fee income on dollar roll transactions .....................................                --                 --
     Shares of beneficial interest redeemed ..............................................             1,839                 --
     Investment securities purchased .....................................................                --          9,998,600
     Management fees .....................................................................             9,877             91,110
     Administration fees .................................................................             1,069             28,640
     Share marketing plan fees (note 3) (Class P shares only) ............................                --              3,017
     Custodian fees ......................................................................             2,057              8,759
     Dividends ...........................................................................             8,357          3,966,180
     Trustees' fees and expenses .........................................................               664              3,166
     Accounting fees .....................................................................             2,260             37,098
     Cash overdrafts payable to custodian ................................................                --                 --
     Transfer agency and servicing fees ..................................................             2,530             13,645
     Other accrued liabilities and expenses ..............................................            26,572             81,418
                                                                                             ---------------    ---------------
Total Liabilities ........................................................................            55,225         14,231,633
                                                                                             ---------------    ---------------
Net Assets ...............................................................................   $    27,405,394    $   803,284,637
                                                                                             ---------------    ---------------
Investments at identified cost ...........................................................   $    26,643,033    $   813,812,540

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment
     income/accumulated net investment loss) .............................................   $         1,382    $        22,008
Accumulated net realized gain/(loss) .....................................................          (307,103)            27,942
Net unrealized appreciation/(depreciation) ...............................................           257,716                 --
Shares of beneficial interest ............................................................            21,712          8,032,271
Additional paid-in capital ...............................................................        27,431,687        795,202,416
                                                                                             ---------------    ---------------
Net Assets ...............................................................................   $    27,405,394    $   803,284,637

NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
     Class R shares ......................................................................   $    27,405,394    $   794,631,719
     Class P shares ......................................................................               N/A          8,652,918
                                                                                             ---------------    ---------------
Net Assets ...............................................................................   $    27,405,394    $   803,284,637
     Class R shares outstanding ..........................................................         2,171,217        794,574,171
     Class P shares outstanding ..........................................................               N/A          8,652,918
Class R shares: Net asset value, offering and redemption price per share outstanding .....   $         12.62    $          1.00
                                                                                             ---------------    ---------------
Class P shares: Net asset value, offering and redemption price per share outstanding .....               N/A    $          1.00
                                                                                             ---------------    ---------------


                                                                                                 FEDERAL           CALIFORNIA
                                                                                                 TAX-FREE           TAX-FREE
ASSETS:                                                                                         MONEY FUND         MONEY FUND
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
     Securities ..........................................................................   $   144,857,231    $   411,952,511
     Repurchase agreements ...............................................................                --                 --
Cash .....................................................................................                --          5,633,573
Receivables:
     Interest ............................................................................         1,338,451          3,408,314
     Expenses absorbed by Manager ........................................................                --                 --
     Shares of beneficial interest sold ..................................................                --                 --
     Investment securities sold ..........................................................        15,570,709                 --
Other assets .............................................................................             1,413              3,082
                                                                                             ---------------    ---------------
Total Assets .............................................................................       161,767,804        420,997,480
                                                                                             ---------------    ---------------
LIABILITIES:
---------------------------------------------------------------------------------------------------------------------------------
Payables:
     Deferred fee income on dollar roll transactions .....................................                --                 --
     Shares of beneficial interest redeemed ..............................................                --                 --
     Investment securities purchased .....................................................        13,120,000         41,038,784
     Management fees .....................................................................            63,483            114,495
     Administration fees .................................................................             6,594             15,429
     Share marketing plan fees (note 3) (Class P shares only) ............................                --                 --
     Custodian fees ......................................................................             8,492             18,072
     Dividends ...........................................................................           493,989            898,510
     Trustees' fees and expenses .........................................................             1,019              1,712
     Accounting fees .....................................................................             9,571             37,920
     Cash overdrafts payable to custodian ................................................           177,825                 --
     Transfer agency and servicing fees ..................................................             3,182              4,240
     Other accrued liabilities and expenses ..............................................            45,381             49,169
                                                                                             ---------------    ---------------
Total Liabilities ........................................................................        13,929,536         42,178,331
                                                                                             ---------------    ---------------
Net Assets ...............................................................................   $   147,838,268    $   378,819,149
                                                                                             ---------------    ---------------
Investments at identified cost ...........................................................   $   144,857,231    $   411,952,511

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment
     income/accumulated net investment loss) .............................................   $         3,214    $        10,005
Accumulated net realized gain/(loss) .....................................................           (22,144)           (21,943)
Net unrealized appreciation/(depreciation) ...............................................                --                 --
Shares of beneficial interest ............................................................         1,478,584          3,788,316
Additional paid-in capital ...............................................................       146,378,614        375,042,771
                                                                                             ---------------    ---------------
Net Assets ...............................................................................   $   147,838,268    $   378,819,149
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Class R shares ......................................................................   $   147,838,268    $   378,819,149
     Class P shares ......................................................................               N/A                N/A
                                                                                             ---------------    ---------------
Net Assets ...............................................................................   $   147,838,268    $   378,819,149
     Class R shares outstanding ..........................................................       147,858,396        378,831,613
     Class P shares outstanding ..........................................................               N/A                N/A
Class R shares: Net asset value, offering and redemption price per share outstanding .....   $          1.00    $          1.00
                                                                                             ---------------    ---------------
Class P shares: Net asset value, offering and redemption price per share outstanding .....               N/A                N/A
                                                                                             ---------------    ---------------

------------------------------------------
           THE MONTGOMERY FUNDS
------------------------------------------
         STATEMENTS OF OPERATIONS
------------------------------------------
         YEAR ENDED JUNE 30, 2000


                                                                                                U.S. EMERGING
                                                                                   GROWTH           GROWTH              SMALL CAP
NET INVESTMENT INCOME:                                                              FUND             FUND                 FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ................................................................   $     1,302,256    $       264,667    $       146,053
Dividends (net of foreign withholding taxes) ............................         6,369,921            642,515            126,507
Securities lending income (note 4) ......................................            40,617             43,384             23,218
                                                                            ---------------    ---------------    ---------------
Total Income ............................................................         7,712,794            950,566            295,778

EXPENSES:
Custodian fee ...........................................................            24,562             31,222             42,999
Transfer agency and servicing fees ......................................         1,233,112            683,949            134,478
Management fee (note 2) .................................................         5,221,816          3,596,622          1,394,554
Administration fee (note 2) .............................................           365,554            184,611             97,619
Dividend expense due to short sales .....................................                --                 --                 --
Share marketing plan fee
     Class P shares (note 3) ............................................               952                 --             63,639
     Class B shares .....................................................                --                 --                 --
     Class C shares .....................................................                --                 --                 --
Legal and audit fees ....................................................            40,481             33,364             23,013
Trustees' fees ..........................................................            25,897              8,199              4,861
Registration fees .......................................................            35,026             23,001             21,196
Accounting fees .........................................................           307,401            162,692             82,044
Printing fees ...........................................................           337,536            147,017             46,329
Shareholder servicing fees (note 2) .....................................                --                 --                 --
Other ...................................................................            82,647             59,141             34,377
Tax expense .............................................................                --                 --                 --
Interest expense (note 4) ...............................................           131,803            132,671              6,298
                                                                            ---------------    ---------------    ---------------
Total Expenses ..........................................................         7,806,787          5,062,489          1,951,407
Fees deferred and/or expenses absorbed by Manager (note 2) ..............                --           (973,454)                --
                                                                            ---------------    ---------------    ---------------
Net Expenses ............................................................         7,806,787          4,089,035          1,951,407
                                                                            ---------------    ---------------    ---------------
NET INVESTMENT INCOME/(LOSS) ............................................           (93,993)        (3,138,469)        (1,655,629)
                                                                            ---------------    ---------------    ---------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
     Securities transactions ............................................        76,142,505        107,314,389         52,130,304
     Securities sold short ..............................................                --                 --                 --
     Written options ....................................................                --                 --                 --
     Swaps ..............................................................                --                 --                 --
     Foreign-currency transactions and other assets .....................                --                 --                 --
                                                                            ---------------    ---------------    ---------------
Net Realized Gain/(Loss) on Investments .................................        76,142,505        107,314,389         52,130,304

Net change in unrealized appreciation/(depreciation) of:
     Securities .........................................................       (81,165,810)       (20,040,356)        (8,034,704)
     Forward foreign-currency exchange contracts ........................                --                 --                 --
     Securities sold short ..............................................                --                 --                 --
     Futures contracts ..................................................                --                 --                 --
     Foreign-currency transactions and other assets .....................                --                 --                 --
                                                                            ---------------    ---------------    ---------------
Net Unrealized Appreciation/(Depreciation) of Investments ...............       (81,165,810)       (20,040,356)        (8,034,704)
                                                                            ---------------    ---------------    ---------------
Net Realized and Unrealized Gain/(Loss) on Investments ..................        (5,023,305)        87,274,033         44,095,600
                                                                            ---------------    ---------------    ---------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .........   $    (5,117,298)   $    84,135,564    $    42,439,971
                                                                            ---------------    ---------------    ---------------
Foreign withholding taxes ...............................................                --                 --                 --
                                                                            ---------------    ---------------    ---------------

92
    The accompanying notes are an integral part of these financial statements.


                                                                                                 INTERNATIONAL         GLOBAL
                                                                                  BALANCED          GROWTH          OPPORTUNITIES
NET INVESTMENT INCOME:                                                              FUND             FUND               FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ................................................................   $           220    $       178,927    $       104,650
Dividends (net of foreign withholding taxes) ............................         1,855,955          1,902,872            483,685
Securities lending income (note 4) ......................................                --             22,341              6,478
                                                                            ---------------    ---------------    ---------------
Total Income ............................................................         1,856,175          2,104,140            594,813
                                                                            ---------------    ---------------    ---------------

EXPENSES:
Custodian fee ...........................................................                --            160,851             42,256
Transfer agency and servicing fees ......................................           182,821            611,747            162,939
Management fee (note 2) .................................................                --          2,547,997          1,217,984
Administration fee (note 2) .............................................                --            151,955             55,473
Dividend expense due to short sales .....................................                --                 --                 --
Share marketing plan fee
     Class P shares (note 3) ............................................             1,730             15,596                 --
     Class B shares .....................................................                --                 --                 --
     Class C shares .....................................................                --                 --                 --
Legal and audit fees ....................................................             6,733             37,669             38,348
Trustees' fees ..........................................................             5,709              7,707              1,399
Registration fees .......................................................            24,750             35,980             26,135
Accounting fees .........................................................            33,173            117,301             25,421
Printing fees ...........................................................            48,450            142,049             35,714
Shareholder servicing fees (note 2) .....................................                --                 --                 --
Other ...................................................................           102,816             39,123             13,792
Tax expense .............................................................                --                 --                 69
Interest expense (note 4) ...............................................                --            321,114             39,041
                                                                            ---------------    ---------------    ---------------
Total Expenses ..........................................................           406,182          4,189,089          1,658,571
Fees deferred and/or expenses absorbed by Manager (note 2) ..............          (316,186)          (270,496)          (113,986)
                                                                            ---------------    ---------------    ---------------
Net Expenses ............................................................            89,996          3,918,593          1,544,585
                                                                            ---------------    ---------------    ---------------
NET INVESTMENT INCOME/(LOSS) ............................................         1,766,179         (1,814,453)          (949,772)
                                                                            ---------------    ---------------    ---------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
     Securities transactions ............................................         3,063,844         34,448,094         17,022,535
     Securities sold short ..............................................                --                 --                 --
     Written options ....................................................                --                 --                 --
     Swaps ..............................................................                --                 --                 --
     Foreign-currency transactions and other assets .....................                --         (4,824,583)          (942,421)
                                                                            ---------------    ---------------    ---------------
Net Realized Gain/(Loss) on Investments .................................         3,063,844         29,623,511         16,080,114

Net change in unrealized appreciation/(depreciation) of:
     Securities .........................................................        (4,476,849)        10,047,878         (2,337,182)
     Forward foreign-currency exchange contracts ........................                --             89,237              4,093
     Securities sold short ..............................................                --                 --                 --
     Futures contracts ..................................................                --                 --                 --
     Foreign-currency transactions and other assets .....................                --              5,522                147
                                                                            ---------------    ---------------    ---------------
Net Unrealized Appreciation/(Depreciation) of Investments ...............        (4,476,849)        10,142,637         (2,332,942)
                                                                            ---------------    ---------------    ---------------

Net Realized and Unrealized Gain/(Loss) on Investments ..................        (1,413,005)        39,766,148         13,747,172
                                                                            ---------------    ---------------    ---------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .........     $     353,174    $    37,951,695    $    12,797,400
                                                                            ---------------    ---------------    ---------------
Foreign withholding taxes ...............................................     $          --    $       203,886    $        52,875
                                                                            ---------------    ---------------    ---------------





                                                                                                      GLOBAL           GLOBAL
                                                                                  GLOBAL 20         Long-Short     COMMUNICATIONS
NET INVESTMENT INCOME:                                                              FUND               FUND             FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ................................................................   $       350,588    $     5,782,193    $       923,249
Dividends (net of foreign withholding taxes) ............................           748,544          2,042,172          1,456,411
Securities lending income (note 4) ......................................                --                 --             47,560
                                                                            ---------------    ---------------    ---------------
Total Income ............................................................         1,099,132          7,824,365          2,427,220
                                                                            ---------------    ---------------    ---------------

EXPENSES:
Custodian fee ...........................................................            43,826            377,415            157,449
Transfer agency and servicing fees ......................................           342,389            191,796            624,138
Management fee (note 2) .................................................         1,588,633          5,942,624          5,631,091
Administration fee (note 2) .............................................            88,963            268,678            325,425
Dividend expense due to short sales .....................................                --            814,317                 --
Share marketing plan fee
     Class P shares (note 3) ............................................               189                 --                 --
     Class B shares .....................................................                --            175,543                 --
     Class C shares .....................................................                --             72,438                 --
Legal and audit fees ....................................................            17,572            122,472             38,449
Trustees' fees ..........................................................             2,324             18,527             12,238
Registration fees .......................................................            23,914             71,389             24,872
Accounting fees .........................................................            82,718            254,081            246,157
Printing fees ...........................................................           109,097             86,203            224,672
Shareholder servicing fees (note 2) .....................................                --            649,769                 --
Other ...................................................................            25,787            334,520             41,967
Tax expense .............................................................         1,148,904          1,635,225             27,179
Interest expense (note 4) ...............................................            34,918          4,863,883            111,403
                                                                            ---------------    ---------------    ---------------
Total Expenses ..........................................................         3,509,234         15,878,880          7,465,040
Fees deferred and/or expenses absorbed by Manager (note 2) ..............           (37,870)                --                 --
                                                                            ---------------    ---------------    ---------------
Net Expenses ............................................................         3,471,364         15,878,880          7,465,040
                                                                            ---------------    ---------------    ---------------
Net Investment Income/(Loss) ............................................        (2,372,232)        (8,054,515)        (5,037,820)
                                                                            ---------------    ---------------    ---------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
     Securities transactions ............................................        39,323,896         95,220,188        211,231,462
     Securities sold short ..............................................                --         13,602,281                 --
     Written options ....................................................                --             85,860                 --
     Swaps ..............................................................                --            336,382                 --
     Foreign-currency transactions and other assets .....................          (510,926)        (1,999,214)        (4,547,006)
                                                                            ---------------    ---------------    ---------------
Net Realized Gain/(Loss) on Investments .................................        38,812,970        107,245,497        206,684,456

Net change in unrealized appreciation/(depreciation) of:
     Securities .........................................................       (15,575,564)        65,548,814        (19,752,612)
     Forward foreign-currency exchange contracts ........................            26,131             (5,515)            51,807
     Securities sold short ..............................................                --         11,958,956                 --
     Futures contracts ..................................................                --             48,957                 --
     Foreign-currency transactions and other assets .....................               936             50,568             21,919
                                                                            ---------------    ---------------    ---------------
Net Unrealized Appreciation/(Depreciation) of Investments ...............       (15,548,497)        77,601,780        (19,678,886)
                                                                            ---------------    ---------------    ---------------
Net Realized and Unrealized Gain/(Loss) on Investments ..................        23,264,473        184,847,277        187,005,570
                                                                            ---------------    ---------------    ---------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........   $    20,892,241    $   176,792,762    $   181,967,750
                                                                            ---------------    ---------------    ---------------
Foreign withholding taxes ...............................................   $            --    $        48,983    $       151,684
                                                                            ---------------    ---------------    ---------------


                                                                                                  EMERGING
                                                                                                   MARKETS
                                                                                EMERGING            FOCUS             EMERGING
NET INVESTMENT INCOME:                                                        MARKETS FUND          FUND              ASIA FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ................................................................   $       181,125    $        20,955    $        38,155
Dividends (net of foreign withholding taxes) ............................         3,935,104             48,261            460,520
                                                                            ---------------    ---------------    ---------------
Total Income ............................................................         4,116,229             69,216            498,675
                                                                            ---------------    ---------------    ---------------

EXPENSES:
Custodian fee ...........................................................           594,077              9,265            103,231
Transfer agency and servicing fees ......................................         1,056,805             12,241            135,342
Management fee (note 2) .................................................         4,307,233             33,286            719,944
Administration fee (note 2) .............................................           222,101              2,120             27,497
Share marketing plan fee.................................................
     Class P shares (note 3) ............................................             4,471                 --                 --
Legal and audit fees ....................................................            50,569             30,866             37,251
Trustees' fees ..........................................................            13,194                149              1,347
Registration fees .......................................................            40,847             15,150             18,200
Accounting expenses .....................................................           167,006             37,091             24,371
Printing fees ...........................................................           283,214              1,041             40,803
Other ...................................................................            47,066             44,101             17,899
Tax expense .............................................................           610,375                 --                 --
Interest expense ........................................................           663,368                700             87,431
                                                                            ---------------    ---------------    ---------------
Total Expenses ..........................................................         8,060,326            186,010          1,213,316
Fees deferred and/or expenses absorbed by Manager (note 2) ..............          (544,871)          (136,869)          (379,537)
                                                                            ---------------    ---------------    ---------------
Net Expenses ............................................................         7,515,455             49,141            833,779
                                                                            ---------------    ---------------    ---------------
NET INVESTMENT INCOME/(LOSS) ............................................        (3,399,226)            20,075           (335,104)
                                                                            ---------------    ---------------    ---------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
     Securities transactions ............................................        60,779,415            480,624          3,801,961
     Securities sold short ..............................................                --             (6,231)                --
     Futures contracts, written options and purchased options ...........                --                 --                 --
     Foreign-currency transactions and other assets .....................        (2,198,523)           (20,090)          (186,737)
                                                                            ---------------    ---------------    ---------------
Net Realized Gain/(Loss) on Investments .................................        58,580,892            454,303          3,615,224
Net change in unrealized appreciation/(depreciation) of:
     Securities .........................................................         7,261,846            (52,886)        (9,991,633)
     Forward foreign-currency exchange contracts ........................            20,911                 (3)             2,086
     Foreign-currency transactions and other assets .....................          (840,688)            (2,529)             2,811
                                                                            ---------------    ---------------    ---------------
Net Unrealized Appreciation/(Depreciation) of Investments ...............         6,442,069            (55,418)        (9,986,736)
                                                                            ---------------    ---------------    ---------------
Net Realized and Unrealized Gain/(Loss) on Investments ..................        65,022,961            398,885         (6,371,512)
                                                                            ---------------    ---------------    ---------------
Net Increase/(Decrease) in Net Assets Resulting from Operations..........   $    61,623,735    $       418,960    $    (6,706,616)
                                                                            ---------------    ---------------    ---------------
Foreign withholding taxes ...............................................   $    277,373       $           614    $        44,927
                                                                            ---------------    ---------------    ---------------

94
    The accompanying notes are an integral part of these financial statements.


                                                                                                                     CALIFORNIA
                                                                                                 SHORT DURATION       TAX-FREE
                                                                             TOTAL RETURN          GOVERNMENT       INTERMEDIATE
NET INVESTMENT INCOME:                                                         BOND FUND            BOND FUND         BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ................................................................   $     2,393,182    $    11,798,994    $     1,657,540
Dividends (net of foreign withholding taxes) ............................                --                 --                 --
                                                                            ---------------    ---------------    ---------------
Total Income ............................................................         2,393,182         11,798,994          1,657,540
                                                                            ---------------    ---------------    ---------------

EXPENSES:
Custodian fee ...........................................................             6,218             18,741              5,673
Transfer agency and servicing fees ......................................            17,302            269,966             15,639
Management fee (note 2) .................................................           208,255          1,308,664            305,188
Administration fee (note 2) .............................................            15,780             84,664             17,055
Share marketing plan fee.................................................
     Class P shares (note 3) ............................................                --              9,687                 --
Legal and audit fees ....................................................            17,958             27,462             19,113
Trustees' fees ..........................................................               583              4,808              1,216
Registration fees .......................................................            11,860             36,734              2,817
Accounting expenses .....................................................            20,497             88,599             22,417
Printing fees ...........................................................             5,306             34,004              3,713
Other ...................................................................            20,421             38,638             15,211
Tax expense .............................................................                --                 --                 --
Interest expense ........................................................            33,244            809,484                 --
                                                                            ---------------    ---------------    ---------------
Total Expenses ..........................................................           357,424          2,731,451            408,042
Fees deferred and/or expenses absorbed by Manager (note 2) ..............          (103,543)          (846,635)          (168,758)
                                                                            ---------------    ---------------    ---------------
Net Expenses ............................................................           253,881          1,884,816            239,284
                                                                            ---------------    ---------------    ---------------
NET INVESTMENT INCOME/(LOSS) ............................................         2,139,301          9,914,178          1,418,256
                                                                            ---------------    ---------------    ---------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
     Securities transactions ............................................          (932,701)        (1,702,266)          (299,782)
     Securities sold short ..............................................                --                 --                 --
     Futures contracts, written options and purchased options ...........            (4,333)            16,584                 --
     Foreign-currency transactions and other assets .....................                --                 --                 --
                                                                            ---------------    ---------------    ---------------
Net Realized Gain/(Loss) on Investments .................................          (937,034)        (1,685,682)          (299,782)
Net change in unrealized appreciation/(depreciation) of:
     Securities .........................................................           278,253           (703,291)            47,167
     Forward foreign-currency exchange contracts ........................                --                 --                 --
     Foreign-currency transactions and other assets .....................                --                 --                 --
                                                                            ---------------    ---------------    ---------------
Net Unrealized Appreciation/(Depreciation) of Investments ...............           278,253           (703,291)            47,167
                                                                            ---------------    ---------------    ---------------
Net Realized and Unrealized Gain/(Loss) on Investments ..................          (658,781)        (2,388,973)          (252,615)
                                                                            ---------------    ---------------    ---------------
Net Increase/(Decrease) in Net Assets Resulting from Operations..........   $     1,480,520    $     7,525,205    $     1,165,641
                                                                            ---------------    ---------------    ---------------
Foreign withholding taxes ...............................................   $            --    $            --    $            --
                                                                            ---------------    ---------------    ---------------



                                                                                 GOVERNMENT         FEDERAL         CALIFORNIA
                                                                                MONEY MARKET        TAX-FREE         TAX-FREE
NET INVESTMENT INCOME:                                                              FUND           MONEY FUND        MONEY FUND
---------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ................................................................   $    38,651,809    $     5,709,074    $    10,696,410
Dividends (net of foreign withholding taxes) ............................                --                 --                 --
                                                                            ---------------    ---------------    ---------------
Total Income ............................................................        38,651,809          5,709,074         10,696,410
                                                                            ---------------    ---------------    ---------------

EXPENSES:
Custodian fee ...........................................................            20,475             20,938             48,654
Transfer agency and servicing fees ......................................           201,586             32,009             28,505
Management fee (note 2) .................................................         2,082,066            856,614          1,377,534
Administration fee (note 2) .............................................           291,413             74,889            163,417
Share marketing plan fee.................................................
     Class P shares (note 3) ............................................             8,479                 --                 --
Legal and audit fees ....................................................            27,040             16,681             26,947
Trustees' fees ..........................................................            17,756              4,012              9,738
Registration fees .......................................................            13,668             28,176              2,101
Accounting expenses .....................................................           301,006             72,709            178,002
Printing fees ...........................................................            50,451              4,871              9,327
Other ...................................................................            73,671             38,834             63,725
Tax expense .............................................................                --                 --                 --
Interest expense ........................................................                --                 --                 --
                                                                            ---------------    ---------------    ---------------
Total Expenses ..........................................................         3,087,611          1,149,733          1,907,950
Fees deferred and/or expenses absorbed by Manager (note 2) ..............          (465,627)          (251,063)                --
                                                                            ---------------    ---------------    ---------------
Net Expenses ............................................................         2,621,984            898,670          1,907,950
                                                                            ---------------    ---------------    ---------------
NET INVESTMENT INCOME/(LOSS) ............................................        36,029,825          4,810,404          8,788,460
                                                                            ---------------    ---------------    ---------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
     Securities transactions ............................................            43,512            (21,154)           (15,207)
     Securities sold short ..............................................                --                 --                 --
     Futures contracts, written options and purchased options ...........                --                 --                 --
     Foreign-currency transactions and other assets .....................                --                 --                 --
                                                                            ---------------    ---------------    ---------------
Net Realized Gain/(Loss) on Investments .................................            43,512            (21,154)           (15,207)
Net change in unrealized appreciation/(depreciation) of:
     Securities .........................................................                --                 --                 --
     Forward foreign-currency exchange contracts ........................                --                 --                 --
     Foreign-currency transactions and other assets .....................                --                 --                 --
                                                                            ---------------    ---------------    ---------------
Net Unrealized Appreciation/(Depreciation) of Investments ...............                --                 --                 --
                                                                            ---------------    ---------------    ---------------

Net Realized and Unrealized Gain/(Loss) on Investments ..................            43,512            (21,154)           (15,207)
                                                                            ---------------    ---------------    ---------------
Net Increase/(Decrease) in Net Assets Resulting from Operations..........   $    36,073,337    $     4,789,250    $     8,773,253
                                                                            ---------------    ---------------    ---------------
Foreign withholding taxes ...............................................   $            --    $            --    $            --
                                                                            ---------------    ---------------    ---------------

------------------------------------------
           THE MONTGOMERY FUNDS
------------------------------------------
              STATEMENTS OF
          CHANGES IN NET ASSETS
------------------------------------------
        YEAR ENDED JUNE 30, 2000



INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                                                     U.S. EMERGING
                                                                                            GROWTH        GROWTH        SMALL CAP
                                                                                             FUND          FUND           FUND
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) .......................................................... $   (93,993)  $ (3,138,469) $  (1,655,629)
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts and foreign-currency transactions and other
     assets during the period ........................................................   76,142,505    107,314,389     52,130,304
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, foreign-currency transactions and
     other assets during the period ..................................................  (81,165,810)   (20,040,356)    (8,034,704)
                                                                                       ------------    -----------   -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ......................   (5,117,298)    84,135,564     42,439,971

Distributions to Shareholders:
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
     Class R shares ..................................................................   (4,220,939)            --             --
     Class P shares ..................................................................         (644)            --             --
Distributions to shareholders from net realized gains on investments
     Class B shares ..................................................................           --             --             --
     Class C shares ..................................................................           --             --             --
     Class R shares ..................................................................  (72,316,628)   (33,705,710)        (2,347)
     Class P shares ..................................................................      (19,865)            --           (471)
Distributions to shareholders in excess of net realized gains on investments:
     Class R shares ..................................................................           --             --             --
     Class P shares ..................................................................           --             --             --
                                                                                        -----------    -----------   -------------
Total distributions ..................................................................  (76,558,076)   (33,705,710)        (2,818)

Beneficial Interest Transactions:
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ............... (172,061,248)  (207,968,254)   (45,817,347)
Net Increase/(Decrease) in Net Assets ................................................ (253,736,622)  (157,538,400)    (3,380,194)

Net Assets:
---------------------------------------------------------------------------------------------------------------------------------
Beginning of period ..................................................................  670,007,305    382,482,510    133,929,220
End of Period ........................................................................ $416,270,683   $224,944,110   $130,549,026
Accumulated Undistributed Net Investment Income/ (Accumulated Net Investment Loss) ... $         -    $         --   $         --

                                                                                                          Emerging
                                                                                          Emerging         Markets      Emerging
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                                      Markets Fund      Focus Fund    Asia Fund
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ........................................................  $ (3,399,266)      $ 20,075     $ (335,104)
Net realized gain/(loss) on securities, forward foreign-currency exchange
     contracts, equity swaps and foreign-currency transactions during the period ....    58,580,892        454,303      3,615,224
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, equity swaps,foreign-currency transactions
      and other assets during the period ............................................     6,442,069        (55,418)    (9,986,736)
                                                                                       ------------    -----------   -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .....................    61,623,735        418,960     (6,706,616)

Distributions to Shareholders:
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
     Class R shares .................................................................            --        (23,653)    (1,751,948)
     Class P shares .................................................................            --             --             --
Distributions to shareholders from in excess of net investment income:
     Class R shares .................................................................            --        (11,809)      (706,975)
     Class P shares .................................................................            --             --             --

Distributions to shareholders in excess of net realized gains on investments:
     Class R shares .................................................................            --             --             --
Total distributions .................................................................            --        (35,462)    (2,458,923)

Beneficial Interest Transactions:
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ..............  (110,015,380)     1,790,791    (29,187,679)
Net Increase/(Decrease) in Net Assets ...............................................   (48,391,645)     2,174,289    (38,353,218)

Net Assets:
---------------------------------------------------------------------------------------------------------------------------------
Beginning of period .................................................................   345,427,176      2,551,007     63,195,889
End of Period .......................................................................  $297,035,531     $4,725,296    $24,842,671
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss) ...    $ (961,126)     $ (11,809)    $ (706,975)


INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                                                    INTERNATIONAL     GLOBAL
                                                                                         BALANCED         GROWTH    OPPORTUNITIES
                                                                                           FUND            FUND          FUND
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) .......................................................  $  1,766,179    ($ 1,814,453)   ($  949,772)
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts and foreign-currency transactions and other
     assets during the period ......................................................     3,063,844      29,623,511     16,080,114
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, foreign-currency transactions and
     other assets during the period ................................................    (4,476,849)     10,142,637     (2,332,942)
                                                                                      ------------     -----------    -----------
Net Increase/(Decrease) in Net Assets Resulting from Operations ....................       353,174      37,951,695     12,797,400

Distributions to Shareholders:
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
     Class R shares ................................................................    (2,469,564)             --             --
     Class P shares ................................................................       (56,456)             --             --
Distributions to shareholders from net realized gains on investments
     Class B shares ................................................................            --              --             --
     Class C shares ................................................................            --              --             --
     Class R shares ................................................................    (1,296,646)     (4,202,087)    (5,240,294)
     Class P shares ................................................................        (1,055)        (75,380)            --
Distributions to shareholders in excess of net realized gains on investments:
     Class R shares ................................................................      (544,818)             --             --
     Class P shares ................................................................          (443)             --             --
                                                                                      ------------     -----------    -----------
Total distributions ................................................................    (4,368,982)     (4,277,467)    (5,240,294)

Beneficial Interest Transactions:
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) .............   (13,653,062)    (69,373,573)    21,019,902
Net Increase/(Decrease) in Net Assets ..............................................   (17,668,870)    (35,699,345)    28,577,008

Net Assets:
---------------------------------------------------------------------------------------------------------------------------------
Beginning of period ................................................................    81,189,495     229,638,984     57,145,540
End of Period ...................................................................... $  63,520,625    $193,939,639    $85,722,548
Accumulated Undistributed Net Investment Income/ (Accumulated Net Investment Loss) . $      51,747   ($    625,121)   $     1,768

INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                                                      GLOBAL         GLOBAL
                                                                                          GLOBAL 20   LONG-SHORT   COMMUNICATIONS
                                                                                            FUND         FUND           FUND
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ........................................................ $  (2,372,232)  $(8,054,515)   $ (5,037,820)
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts and foreign-currency transactions and other
     assets during the period .......................................................    38,812,970   107,245,497     206,684,456
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, foreign-currency transactions and
     other assets during the period .................................................   (15,548,497)   77,601,780     (19,678,886)
                                                                                       ------------   -----------     -----------
Net Increase/(Decrease) in Net Assets Resulting from Operations .....................    20,892,241   176,792,762     181,967,750

Distributions to Shareholders:
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
     Class R shares .................................................................            --            --              --
     Class P shares .................................................................            --            --              --
Distributions to shareholders from net realized gains on investments
     Class B shares .................................................................            --    (1,713,891)             --
     Class C shares .................................................................            --      (763,244)             --
     Class R shares .................................................................   (16,007,638)  (26,333,085)    (84,931,132)
     Class P shares .................................................................        (3,666)           --              --
Distributions to shareholders in excess of net realized gains on investments:
     Class R shares .................................................................            --            --              --
     Class P shares .................................................................            --            --              --

Total distributions .................................................................   (16,011,304)  (28,810,220)    (84,931,132)

Beneficial Interest Transactions:
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ..............   (25,869,138)   11,365,473      46,749,445
Net Increase/(Decrease) in Net Assets ...............................................   (20,988,201)  159,348,015     143,786,063

---------------------------------------------------------------------------------------------------------------------------------
Beginning of period .................................................................   136,847,169   242,213,063     354,730,185
End of Period .......................................................................  $115,858,968  $401,561,078    $498,516,248
Accumulated Undistributed Net Investment Income/ (Accumulated Net Investment Loss) ..  $         --  $    715,966    $    (12,383)


                                                                                                                       CALIFORNIA
                                                                                      TOTAL RETURN   SHORT DURATION     TAX-FREE
                                                                                       BOND FUND       GOVERNMENT      INTERMEDIATE
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                                                     BOND FUND        BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ......................................................    $2,139,301     $ 9,914,178     $  1,418,256
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, equity swaps and foreign-currency
     transactions during the period ...............................................      (937,034)     (1,685,682)        (299,782)
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, equity swaps, foreign-currency
     transactions and other assets during the period ..............................       278,253        (703,291)          47,167
                                                                                       ----------     -----------      -----------
Net Increase/(Decrease) in Net Assets Resulting from Operations ...................     1,480,520       7,525,205        1,165,641

Distributions to Shareholders:
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
     Class R shares ...............................................................    (2,065,411)     (9,649,353)      (1,418,257)
     Class P shares ...............................................................            --        (215,954)              --
Distributions to shareholders in excess of net investment income:
     Class R shares ...............................................................            --         (47,801)              --
     Class P shares ...............................................................            --          (1,070)              --

Distributions to shareholders in excess of net realized gains on investments:
     Class R shares ...............................................................      (440,674)             --               --
                                                                                       ----------     -----------      -----------
Total distributions ...............................................................     2,506,085      (9,914,178)      (1,418,257)

Beneficial Interest Transactions:
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ............    (9,338,436)     20,101,823      (13,358,879)
Net Increase/(Decrease) in Net Assets .............................................   (10,364,001)     17,712,850      (13,611,495)

Net Assets:
----------------------------------------------------------------------------------------------------------------------------------
Beginning of period ...............................................................    38,475,669     158,252,719       41,016,889
End of Period .....................................................................   $28,111,668    $175,965,569      $27,405,394
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss) .  $     40,714    $    (48,871)     $     1,382

                                                                                          GOVERNMENT     FEDERAL       CALIFORNIA
                                                                                         MONEY MARKET    TAX-FREE       TAX-FREE
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                                           FUND       MONEY FUND     MONEY FUND
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ........................................................  $  36,029,825   $  4,810,404   $  8,788,460
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, equity swaps and foreign-currency
     transactions during the period .................................................         43,512        (21,154)       (15,207)
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, equity swaps, foreign-currency
     transactions and other assets during the period ................................             --             --             --
                                                                                       -------------   ------------   ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .....................     36,073,337      4,789,250      8,773,253

Distributions to Shareholders:
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
     Class R shares .................................................................    (35,843,506)    (4,806,981)    (8,779,520)
     Class P shares .................................................................       (186,297)            --             --
Distributions to shareholders in excess of net investment income:
     Class R shares .................................................................             --             --             --
     Class P shares .................................................................             --             --             --

Distributions to shareholders in excess of net realized gains on investments:
     Class R shares .................................................................             --             --             --
                                                                                       -------------   ------------   ------------
Total distributions .................................................................    (36,029,803)    (4,806,981)    (8,779,520)

Beneficial Interest Transactions:
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ..............    227,852,914     31,514,686     85,924,189
Net Increase/(Decrease) in Net Assets ...............................................    227,896,448     31,496,955     85,917,922

Net Assets:
----------------------------------------------------------------------------------------------------------------------------------
Beginning of period .................................................................    575,388,189    116,341,313    292,901,227
End of Period .......................................................................  $ 803,284,637   $147,838,268   $378,819,149
Accumulated Undistributed Net Investment Income/ (Accumulated Net Investment Loss) ..  $      22,008   $      3,214   $     10,005

------------------------------------------
           THE MONTGOMERY FUNDS
------------------------------------------
              STATEMENTS OF
          CHANGES IN NET ASSETS
------------------------------------------
        YEAR ENDED JUNE 30, 1999


INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
                                                                                                    U.S. EMERGING
                                                                                         GROWTH         GROWTH         SMALL CAP
                                                                                          FUND           FUND            FUND
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) .....................................................  $   4,222,654   $  (3,102,617)   $ (1,713,356)
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, foreign-currency transactions and other
     assets during the period ....................................................    123,275,863      26,092,256      (6,685,358)
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, foreign-currency transactions
     and other assets during the period ..........................................   (103,710,125)    (33,067,747)    (11,588,109)
                                                                                    -------------    ------------    ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..................     23,788,392     (10,078,108)    (19,986,823)

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
     Class R shares ..............................................................     (4,685,102)             --              --
     Class P shares ..............................................................           (787)             --              --
Distributions to shareholders in excess of net investment income:
     Class R shares ..............................................................             --              --              --
Distributions to shareholders from net realized gains on investments:
     Class B shares ..............................................................             --              --              --
     Class C shares ..............................................................             --              --              --
     Class R shares ..............................................................    (75,567,304)    (21,441,030)    (17,927,065)
     Class P shares ..............................................................        (12,703)             --      (2,233,433)
Distributions to shareholders in excess of net realized gains on investments:
     Class R shares ..............................................................             --              --      (6,112,721)
     Class P shares ..............................................................             --              --        (761,650)
                                                                                    -------------    ------------    ------------
Total distributions ..............................................................    (80,265,896)    (21,441,030)    (27,034,869)

BENEFICIAL INTEREST TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...........   (656,586,933)     22,028,789     (44,034,045)
Net Increase/(Decrease) in Net Assets ............................................   (713,064,437)     (9,490,349)    (91,055,737)

NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
Beginning of period ..............................................................  1,383,071,742     391,972,859     224,984,957
End of Period ....................................................................  $ 670,007,305   $ 382,482,510    $133,929,220
Accumulated Undistributed Net Investment Income/(Accumulated Net
  Investment Loss) ...............................................................  $   4,220,770              --              --



INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                                     GLOBAL          EMERGING        EMERGING
                                                                                   COMMUNICATIONS       MARKETS         MARKETS
                                                                                         FUND             FUND        FOCUS FUND
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) .....................................................  $     56,999    $      23,317    $      227
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, equity swaps and foreign-currency
     transactions during the period ..............................................    87,630,657     (223,090,923)      281,187
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, equity swaps, foreign-currency
     transactions and other assets during the period .............................   (11,374,981)     180,045,820       402,145
                                                                                    ------------     ------------    ----------
Net Increase in Net Assets Resulting from Operations .............................    76,312,675      (43,021,786)      683,559

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
     Class R shares ..............................................................            --               --            --
     Class P shares ..............................................................            --               --            --
Distributions to shareholders in excess of net investment income:
     Class R shares ..............................................................            --               --            --
     Class P shares ..............................................................   (29,529,571)              --            --
Distributions to shareholders from net realized gains on investments:
     Class R shares ..............................................................            --               --            --
     Class P shares ..............................................................            --               --            --
Distributions to shareholders in excess of net realized gains on investments:
     Class R shares ..............................................................            --               --            --
     Class P shares ..............................................................            --               --            --
                                                                                    ------------     ------------    ----------
Total distributions ..............................................................   (29,529,571)              --            --

BENEFICIAL INTEREST TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...........    40,834,194     (370,874,641)      103,468
Net Increase/(Decrease) in Net Assets ............................................    87,617,298     (413,896,427)      787,027

NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
Beginning of period ..............................................................   267,112,887      759,323,603     1,763,980
End of Period ....................................................................  $354,730,185     $345,427,176    $2,551,007
Accumulated Undistributed Net Investment Income/(Accumulated Net
  Investment Loss)                                                                  $     54,907    $  (8,200,457)   $       --



                                                                                   BALANCED     INTERNATIONAL      GLOBAL
                                                                                     FUND          GROWTH      OPPORTUNITIES
                                                                                                    FUND            FUND
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..................................................... $  2,867,104   $    749,646    $   (352,610)
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, foreign-currency transactions and other
     assets during the period ....................................................    1,328,853      5,813,104      10,125,366
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, foreign-currency transactions
     and other assets during the period ..........................................    4,581,206     (1,920,955)     (5,035,094)
                                                                                    -----------     ----------      ----------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..................    8,777,163      4,641,795       4,737,662

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
     Class R shares ..............................................................   (5,412,395)            --        (558,444)
     Class P shares ..............................................................       (3,284)            --              --
Distributions to shareholders in excess of net investment income:
     Class R shares ..............................................................           --             --              --
Distributions to shareholders from net realized gains on investments:
     Class B shares ..............................................................           --             --              --
     Class C shares ..............................................................           --             --              --
     Class R shares ..............................................................   (9,737,684)      (940,560)     (5,700,468)
     Class P shares ..............................................................       (6,222)        (4,968)             --
Distributions to shareholders in excess of net realized gains on investments:
     Class R shares ..............................................................   (8,188,227)            --              --
     Class P shares ..............................................................       (5,233)            --              --
                                                                                    -----------     ----------      ----------
Total distributions ..............................................................  (23,353,045)      (945,528)     (6,258,912)

BENEFICIAL INTEREST TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...........  (32,380,618)   161,118,037     (37,744,824)
Net Increase/(Decrease) in Net Assets ............................................  (46,956,500)   164,814,304     (39,266,074)

NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
Beginning of period ..............................................................  128,145,995     64,824,680      96,411,614
End of Period .................................................................... $ 81,189,495   $229,638,984    $ 57,145,540
Accumulated Undistributed Net Investment Income/(Accumulated Net
  Investment Loss) ............................................................... $    811,588   $   (606,751)   $     11,294

                                                                                     GLOBAL 20        GLOBAL           GLOBAL
                                                                                       FUND         LONG-SHORT       LONG-SHORT
                                                                                                       FUND*           FUND**
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) .....................................................   $  (789,095)  $  (1,058,208)   $  (295,533)
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, foreign-currency transactions and other
     assets during the period ....................................................    15,663,023      11,691,646     10,103,621
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, foreign-currency transactions
     and other assets during the period ..........................................    (5,559,262)     20,006,772     10,888,946
                                                                                     -----------      ----------     ----------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..................     9,314,666      30,640,210     20,697,034

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
     Class R shares ..............................................................     (2,143,762)             --            --
     Class P shares ..............................................................           (475)             --            --
Distributions to shareholders in excess of net investment income:
     Class R shares ..............................................................       (928,695)             --            --
     Class P shares ..............................................................           (206)             --            --
Distributions to shareholders from net realized gains on investments:
     Class B shares ..............................................................             --              --    (1,000,105)
     Class C shares ..............................................................             --              --      (402,108)
     Class R shares ..............................................................     (9,337,841)             --    (3,527,506)
     Class P shares ..............................................................         (2,414)             --            --
Distributions to shareholders in excess of net realized gains on investments:
     Class R shares ..............................................................             --              --            --
     Class P shares ..............................................................             --              --            --
                                                                                      -----------      ----------    ----------
Total distributions ..............................................................    (12,413,393)             --    (4,929,719)

BENEFICIAL INTEREST TRANSACTIONS:
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...........   (129,772,361)    104,478,341    74,484,954
Net Increase/(Decrease) in Net Assets ............................................   (132,871,088)    135,118,551    90,252,269

NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
Beginning of period ..............................................................    269,718,257     107,094,512    16,842,243
End of Period ....................................................................  $ 136,847,169    $242,213,063  $107,094,512
Accumulated Undistributed Net Investment Income/(Accumulated Net
  Investment Loss) ...............................................................  $    (792,662)   $   (160,495) $   (337,050)



INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                                                                 SHORT DURATION
                                                                                    EMERGING        TOTAL RETURN      GOVERNMENT
                                                                                   ASIA FUND         BOND FUND        BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) .....................................................  $  (112,643)    $ 3,561,458     $  6,741,583
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, equity swaps and foreign-currency
     transactions during the period ..............................................   (1,207,744)      1,432,924         (570,017)
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, equity swaps, foreign-currency
     transactions and other assets during the period .............................   25,843,968      (2,230,098)        (869,520)
                                                                                    -----------      ----------       ----------
Net Increase in Net Assets Resulting from Operations .............................   24,523,581       2,764,284        5,302,046

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
     Class R shares ..............................................................           --      (3,561,458)      (6,441,336)
     Class P shares ..............................................................           --              --          (95,475)
Distributions to shareholders in excess of net investment income:
     Class R shares ..............................................................           --         (41,221)        (204,526)
     Class P shares ..............................................................           --              --           (3,034)
Distributions to shareholders from net realized gains on investments:
     Class R shares ..............................................................           --      (2,032,202)             --
     Class P shares ..............................................................           --              --              --
Distributions to shareholders in excess of net realized gains on investments:
     Class R shares ..............................................................           --              --         (699,799)
     Class P shares ..............................................................           --              --             (115)
                                                                                    -----------      ----------       ----------
Total distributions ..............................................................           --      (5,634,881)      (7,444,285)

BENEFICIAL INTEREST TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...........   14,063,944     (36,347,494)      94,034,691
Net Increase/(Decrease) in Net Assets ............................................   38,587,525     (39,218,091)      91,892,452

NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
Beginning of period ..............................................................   24,608,364      77,693,760       66,360,267
End of Period ....................................................................  $63,195,889     $38,475,669     $158,252,719
Accumulated Undistributed Net Investment Income/(Accumulated Net
  Investment Loss)                                                                  $  (888,647)    $   (46,628)    $   (198,522)



INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                                CALIFORNIA TAX-FREE  GOVERNMENT       FEDERAL
                                                                                     INTERMEDIATE      MONEY MARKET    TAX-FREE
                                                                                       BOND FUND           FUND        MONEY FUND
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) .....................................................    1,590,420       $ 34,883,767    $  3,482,541
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, equity swaps and foreign-currency
     transactions during the period ..............................................       28,947             32,817             (72)
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, equity swaps, foreign-currency
     transactions and other assets during the period .............................     (682,980)              --                --
                                                                                    -----------         ----------      ----------
Net Increase in Net Assets Resulting from Operations .............................      936,387         34,916,584       3,482,469

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
     Class R shares ..............................................................     (1,510,644)     (34,878,792)     (3,482,322)
     Class P shares ..............................................................           --                (22)             --
Distributions to shareholders in excess of net investment income:
     Class R shares ..............................................................        (79,767)              --            (209)
     Class P shares ..............................................................           --                 --              --
Distributions to shareholders from net realized gains on investments:
     Class R shares ..............................................................        (92,379)              --              --
     Class P shares ..............................................................             --               --              --
Distributions to shareholders in excess of net realized gains on investments:
     Class R shares ..............................................................         (7,321)              --              --
     Class P shares ..............................................................           --                 --              --
                                                                                       ----------      -----------      ----------
Total distributions ..............................................................     (1,690,111)     (34,878,814)     (3,482,531)

BENEFICIAL INTEREST TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...........      6,103,794     (149,268,606)       (942,095)
Net Increase/(Decrease) in Net Assets ............................................      5,350,070     (149,230,836)       (942,157)

NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
Beginning of period ..............................................................     35,666,819      724,619,025     117,283,470
End of Period ....................................................................    $41,016,889     $575,388,189    $116,341,313
Accumulated Undistributed Net Investment Income/(Accumulated Net
  Investment Loss)                                                                    $   (79,767)    $      4,448    $       (209)


INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                                      CALIFORNIA
                                                                                         TAX-FREE
                                                                                        MONEY FUND
--------------------------------------------------------------------------------------------------
Net investment income/(loss) .....................................................    $  6,170,903
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, equity swaps and foreign-currency
     transactions during the period ..............................................              33
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, equity swaps, foreign-currency
     transactions and other assets during the period .............................             --
                                                                                      ------------
Net Increase in Net Assets Resulting from Operations .............................       6,170,936

DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
     Class R shares ..............................................................      (6,169,715)
     Class P shares ..............................................................              --
Distributions to shareholders in excess of net investment income:
     Class R shares ..............................................................              --
     Class P shares ..............................................................              --
Distributions to shareholders from net realized gains on investments:
     Class R shares ..............................................................              --
     Class P shares ..............................................................              --
Distributions to shareholders in excess of net realized gains on investments:
     Class R shares ..............................................................              --
     Class P shares ..............................................................              --
                                                                                      ------------
Total distributions ..............................................................      (6,169,715)

BENEFICIAL INTEREST TRANSACTIONS:
--------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) ...........     105,683,949
Net Increase/(Decrease) in Net Assets ............................................     105,685,170

NET ASSETS:
--------------------------------------------------------------------------------------------------
Beginning of period ..............................................................     187,216,057
End of Period ....................................................................    $292,901,227
Accumulated Undistributed Net Investment Income/(Accumulated Net
  Investment Loss)                                                                 $           296


------------------------------------------
           THE MONTGOMERY FUNDS
------------------------------------------
          STATEMENTS OF CASH FLOWS
------------------------------------------
         YEAR ENDED JUNE 30, 2000


GLOBAL LONG-SHORT FUND


CASH FLOWS FROM OPERATING ACTIVITIES:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                                              $ (8,045,515)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
  Increase in interest receivable..............................................     (625,322)
  Decrease in dividend receivable..............................................      171,716
  Decrease in receivable for shares of beneficial interest sold................      632,398
  Increase in receivable for investments sold..................................   (2,014,734)
  Decrease in receivable for short sales.......................................    1,805,743
  Decrease in payable for investments purchased................................   (7,403,572)
  Decrease in payable for shares of beneficial interest redeemed...............     (847,129)
  Increase in foreign currency.................................................  (11,348,882)
  Decrease in other assets and liabilities.....................................      390,323
  Increase in accrued management fee payable...................................      214,954
  Total adjustments..............................................................                   (19,024,505)
                                                                                                    -----------
Net Cash Used by Operating Activities                                                               (27,079,020)


CASH FLOWS FROM INVESTING ACTIVITIES:
---------------------------------------------------------------------------------------------------------------
  Proceeds from sales of investments...........................................  932,464,838
  Purchases of securities...................................................... (969,602,907)
  Purchases of short sales.....................................................  354,897,563
  Proceeds from short sales.................................................... (263,772,336)
  Net realized gain on investments, securities sold short, futures contracts, foreign-currency transactions and other assets..............................  107,245,497
                                                                                ------------
Cash Provided by Investing Activities                                                               161,232,655

CASH FLOWS FROM FINANCING ACTIVITIES:
---------------------------------------------------------------------------------------------------------------
  Net capital shares transactions..............................................   11,365,473
  Distributions paid...........................................................  (28,810,220)
  Payments on loans............................................................  (25,300,000)
  Decrease in dividends payable................................................      (10,124)
                                                                                ------------
Cash Used by Financing Activities                                                                   (42,754,871)

Increase in cash...............................................................                      91,398,764
Cash at beginning of period....................................................                      58,402,425
                                                                                                   ------------
Cash at End of Period                                                                              $149,801,189


------------------------------------------
           THE MONTGOMERY FUNDS
------------------------------------------
          STATEMENTS OF CASH FLOWS
------------------------------------------
         YEAR ENDED JUNE 30, 2000

TOTAL RETURN BOND FUND


CASH FLOWS FROM OPERATING ACTIVITIES:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                                                $2,139,301
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
  Decrease in interest receivable............................................. $      160,209
  Increase in receivable for shares of beneficial interest sold...............       (295,817)
  Decrease in receivable from Manager.........................................         52,802
  Increase in receivable for investments sold.................................       (810,079)
  Increase in payable for investments purchased...............................      1,262,608
  Increase in payable for shares of beneficial interest redeemed..............          8,009
  Decrease in other assets and liabilities....................................         74,093
  Decrease in accrued management fee payable..................................        (55,948)
  Net amortization of premium.................................................         17,242
  Total adjustments.............................................................                        413,119
                                                                                                     ----------
Net Cash Provided by Operating Activities                                                             2,552,420

CASH FLOWS FROM INVESTING ACTIVITIES:
---------------------------------------------------------------------------------------------------------------
  Proceeds from sales of investments..........................................  1,017,841,372
  Purchases of securities..................................................... (1,007,142,925)
  Change in variation margin for futures transactions.........................           (391)
  Net realized loss on investments............................................       (937,034)

Cash Provided by Investing Activities                                                                 9,761,022

CASH FLOWS FROM FINANCING ACTIVITIES:
---------------------------------------------------------------------------------------------------------------
  Net capital shares transactions.............................................     (9,542,233)
  Distributions paid..........................................................     (2,506,085)
  Net dollar roll transactions................................................        (70,505)
  Change in dividends payable.................................................           (252)

Cash Used by Financing Activities                                                                   (12,119,075)

Increase in cash..............................................................                          194,367
Cash at beginning of period...................................................                         (194,367)
                                                                                                     ----------
Cash at End of Period.........................................................                       $       --


-------------------------
THE MONTGOMERY FUNDS
-----------------------
STATEMENTS OF CASH FLOWS
-----------------------
YEAR ENDED JUNE 30, 2000

SHORT DURATION GOVERNMENT BOND FUND

CASH FLOWS FROM OPERATING ACTIVITIES:
--------------------------------------------------------------------------------------------------------
Net investment income                                                                       $  9,914,178
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
        Decrease in interest receivable.................................  $       156,435
        Increase in receivable for shares of beneficial interest sold...          (43,884)
        Increase in receivable from Manager.............................          (99,959)
        Increase in receivable for investments sold.....................       (2,036,005)
        Decrease in payable for investments purchased...................      (10,628,021)
        Decrease in payable for shares of beneficial interest redeemed..       (1,173,900)
        Decrease in other assets and liabilities........................           64,717
        Decrease in accrued management fee payable......................         (154,687)
        Net amortization of premium.....................................         (156,521)
                                                                          ---------------
        Total adjustments...............................................                     (14,071,825)
                                                                                            ------------
Net Cash Used by Operating Activities                                                         (4,157,647)

CASH FLOWS FROM INVESTING ACTIVITIES:
--------------------------------------------------------------------------------------------------------
        Proceeds from sales of investments..............................    5,176,671,477
        Purchases of securities.........................................   (5,180,657,139)
        Net realized loss on investments................................       (1,685,682)
                                                                          ---------------

Cash Used by Investing Activities                                                             (5,671,344)

CASH FLOWS FROM FINANCING ACTIVITIES:
--------------------------------------------------------------------------------------------------------
        Net capital shares transactions.................................       20,101,823
        Distributions paid..............................................       (9,914,178)
        Net dollar roll transactions....................................           34,493
        Change in dividends payable.....................................         (646,354)
                                                                          ---------------

Cash Provided by Financing Activities                                                          9,575,784

Decrease in cash........................................................                        (253,207)
Cash at beginning of period.............................................                         253,207
                                                                                            ------------
Cash at End of Period                                                                       $          -


102   The accompanying notes are an integral part of these financial statements.

                                                         -----------------------
                                                         THE MONTGOMERY FUNDS
                                                         -----------------------
                                                         FINANCIAL HIGHLIGHTS
                                                         -----------------------

                                                                                             GROWTH FUND

                                                                                            CLASS R SHARES

Selected Per-Share Data for the Year or Period Ended:                                 FISCAL YEAR ENDED JUNE 30,
                                                                     ------------------------------------------------------------
                                                                        2000@       1999@       1998@         1997@        1996
NET ASSET VALUE - BEGINNING OF PERIOD                                $  24.34    $  23.68    $    23.07    $    21.94    $  19.16
=================================================================================================================================
Net investment income/(loss)                                             0.00++#     0.09          0.17          0.15        0.17
Net realized and unrealized gain/(loss) on investments                  (0.04)       2.24          3.51          3.90        4.32
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
   operations                                                           (0.04)       2.33          3.68          4.05        4.49
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                    (0.18)      (0.10)        (0.15)        (0.15)      (0.17)
Distributions from net realized capital gains                           (3.01)      (1.57)        (2.92)        (2.77)      (1.54)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (3.19)      (1.67)        (3.07)        (2.92)      (1.71)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                      $  21.11    $  24.34    $    23.68    $    23.07    $  21.94
=================================================================================================================================
TOTAL RETURN*                                                            0.47%      11.41%        17.31%        20.44%      24.85%
=================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
=================================================================================================================================
Net assets, end of year (in 000s)                                    $414,632    $669,789    $1,382,874    $1,137,343    $926,382
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets             (0.02)%      0.46%         0.71%         0.69%       0.78%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager      $   0.00++  $   0.09    $     0.17             -           -
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                    79%         39%           54%           61%        118%
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                         1.49%       1.38%         1.20%         1.27%       1.35%
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
   interest and tax expense                                              1.49%       1.38%         1.20%            -           -
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                         1.46%       1.35%         1.19%            -           -
---------------------------------------------------------------------------------------------------------------------------------



                                                                                            CLASS P SHARES

Selected Per-Share Data for the Year or Period Ended:                                  FISCAL YEAR ENDED JUNE 30,
                                                                     ------------------------------------------------------------
                                                                       2000@       1999@       1998@        1997@        1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                $ 24.51     $ 23.77     $ 23.12       $ 21.94       $ 19.22
================================================================================================================================
Net investment income/(loss)                                           (0.07)       0.04        0.11          0.09          0.03
Net realized and unrealized gain/(loss) on investments                 (0.07)       2.31        3.55          3.96          2.69
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
   operations                                                          (0.14)       2.35        3.66          4.05          2.72
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                   (0.10)      (0.04)      (0.09)        (0.10)            -
Distributions from net realized capital gains                          (3.01)      (1.57)      (2.92)        (2.77)            -
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (3.11)      (1.61)      (3.01)        (2.87)            -
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                      $ 21.26     $ 24.51     $ 23.77       $ 23.12       $ 21.94
================================================================================================================================
TOTAL RETURN*                                                           0.01%      11.62%      17.09%        20.41%        14.15%
================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
================================================================================================================================
Net assets, end of year (in 000s)                                    $ 1,639     $   219     $   198       $   212       $    82
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets            (0.32)%      0.21%       0.46%         0.44%         0.53%+
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager      $ (0.07)    $  0.04     $  0.11             -             -
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   79%         39%         54%           61%          118%
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                        1.66%       1.63%       1.45%         1.52%         1.60%+
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
   interest and tax expense                                             1.66%       1.63%       1.45%            -             -
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                        1.63%       1.60%       1.44%            -             -
--------------------------------------------------------------------------------------------------------------------------------

(a)  The Growth Fund's Class P shares commenced operations on January 12, 1996.

*    Total return represents aggregate total return for the periods indicated.

+    Annualized.

++   Amount represents less than $0.01 per share.

# The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.

@ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

-----------------------
THE MONTGOMERY FUNDS
-----------------------
FINANCIAL HIGHLIGHTS
-----------------------

                                                                                 U.S. EMERGING GROWTH FUND

                                                                                        CLASS R SHARES

Selected Per-Share Data for the Year or Period Ended:                             FISCAL YEAR ENDED JUNE 30,
                                                                   ---------------------------------------------------------
                                                                     2000       1999         1998@       1997         1996
NET ASSET VALUE - BEGINNING OF PERIOD                              $   19.80   $   21.89   $   19.00   $   17.82   $   13.75
============================================================================================================================
Net investment income/(loss)                                           (0.35)      (0.16)      (0.18)      (0.13)      (0.04)
Net realized and unrealized gain/(loss) on investments                  8.07       (0.80)       4.21        2.54        4.26
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
   operations                                                           7.72       (0.96)       4.03        2.41        4.22
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                       -           -           -           -       (0.04)
Distributions from net realized capital gains                          (2.67)      (1.13)      (1.14)      (1.23)      (0.11)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (2.67)      (1.13)      (1.14)      (1.23)      (0.15)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                    $   24.85   $   19.80   $   21.89   $   19.00   $   17.82
============================================================================================================================
TOTAL RETURN*                                                          42.46%      (4.07)%     22.18%     14.77%       30.95%
============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
============================================================================================================================
Net assets, end of year (in 000s)                                  $ 224,944   $ 382,483   $ 391,973   $ 317,812   $ 306,217
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets            (1.19)%     (0.83)%     (0.84)%     (0.75)%     (0.11)%
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager    $   (0.45)  $   (0.16)  $   (0.18)          -   $   (0.05)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   63%         76%         24%         79%         89%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                        1.55%       1.66%       1.57%       1.71%       1.75%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
   interest and tax expense                                             1.92%       1.66%       1.57%          -        1.79%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                        1.50%       1.66%       1.56%          -           -
----------------------------------------------------------------------------------------------------------------------------

* Total return represents aggregate total return for the periods indicated.

@ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.


104   The accompanying notes are an integral part of these financial statements.

                                                         -----------------------
                                                         THE MONTGOMERY FUNDS
                                                         -----------------------
                                                         FINANCIAL HIGHLIGHTS
                                                         -----------------------

                                                                                            SMALL CAP FUND

                                                                                            CLASS R SHARES

Selected Per-Share Data for the Year or Period Ended:                              FISCAL YEAR ENDED JUNE 30,
                                                                    ----------------------------------------------------------
                                                                       2000       1999@        1998@      1997         1996
NET ASSET VALUE - BEGINNING OF PERIOD                               $   16.58    $   20.73   $   19.52   $   21.55   $   17.11
==============================================================================================================================
Net investment income/(loss)                                            (0.28)       (0.17)      (0.15)      (0.18)      (0.09)
Net realized and unrealized gain/(loss) on investments                   5.90        (1.21)       4.33        1.43        6.31
------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
   operations                                                            5.62        (1.38)       4.18        1.25        6.22
------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                           (0.00)++     (2.07)      (2.97)      (3.28)      (1.78)
Distributions in excess of net realized capital gains                       -        (0.70)          -           -           -
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (0.00)++     (2.77)      (2.97)      (3.28)      (1.78)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                     $   22.20    $   16.58   $   20.73   $   19.52   $   21.55
==============================================================================================================================
TOTAL RETURN*                                                           34.12%       (4.14)%     23.23%       6.81%       39.28%
==============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
==============================================================================================================================
Net assets, end of year (in 000s)                                   $ 102,622    $ 113,323   $ 203,437   $ 198,298   $ 275,062
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets             (1.14)%      (1.09)%     (0.70)%     (0.78)%     (0.47)%
------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager     $   (0.28)   $   (0.17)  $   (0.15)          -           -
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                    93%          71%         69%         59%         80%
------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                         1.35%        1.32%       1.24%       1.20%       1.24%
------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
   interest and tax expense                                              1.35%        1.32%       1.24%          -           -
------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                         1.35%        1.32%       1.24%          -           -
------------------------------------------------------------------------------------------------------------------------------


                                                                                       CLASS P SHARES

Selected Per-Share Data for the Year or Period Ended:                           FISCAL YEAR ENDED JUNE 30,
                                                                        ------------------------------------------
                                                                          2000        1999@      1998@     1997(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                   $  16.35    $  20.53   $  19.48   $  21.73
==================================================================================================================
Net investment income/(loss)                                               (0.28)      (0.21)     (0.20)     (0.10)
Net realized and unrealized gain/(loss) on investments                      5.78       (1.20)      4.22       1.13
------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
   operations                                                               5.50       (1.41)      4.02       1.03
------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                              (0.00)++    (2.07)     (2.97)     (3.28)
Distributions in excess of net realized capital gains                          -       (0.70)         -          -
------------------------------------------------------------------------------------------------------------------
Total distributions                                                        (0.00)++    (2.77)     (2.97)     (3.28)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                         $  21.85    $  16.35   $  20.53   $  19.48
==================================================================================================================
TOTAL RETURN*                                                              33.95%      (4.39)%    22.44%      5.74%
==================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
==================================================================================================================
Net assets, end of year (in 000s)                                       $ 27,927    $ 20,606   $ 21,548   $  6,656
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                (1.40)%     (1.35)%    (0.95)%    (1.03)%+
------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager         $  (0.28)   $  (0.21)  $  (0.20)         -
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       93%         71%        69%        59%
------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                            1.61%       1.57%      1.49%      1.45%+
------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest
   and tax expense                                                          1.61%       1.57%      1.49%         -
------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                            1.61%       1.57%      1.49%         -
------------------------------------------------------------------------------------------------------------------


(a)  The Small Cap Fund's Class P shares commenced operations on July 1, 1996.

*    Total return represents aggregate total return for the periods indicated.

+    Annualized.

++   Amount represents less than $0.01 per share.

@ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

-----------------------
THE MONTGOMERY FUNDS
-----------------------
FINANCIAL HIGHLIGHTS
-----------------------

                                                                                          BALANCED FUND
                                                                                         CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                               FISCAL YEAR ENDED JUNE 30,
                                                                   ------------------------------------------------------
                                                                    2000      1999@        1998#      1997@        1996
NET ASSET VALUE - BEGINNING OF PERIOD                             $ 16.77    $ 19.08    $  19.89   $  19.33    $  16.33
--------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                         0.49       0.48        1.66       0.48        0.26
Net realized and unrealized gain/(loss) on investments              (0.19)      1.23        0.99       2.13        3.54
--------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                              0.30       1.71        2.65       2.61        3.80
--------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                (0.63)     (0.93)      (0.93)     (0.39)      (0.25)
Dividends in excess of investment income                               --         --       (0.70)        --          --
Distributions from net realized capital gains                       (0.31)     (1.68)      (1.83)     (1.66)      (0.55)
Distributions in excess of net realized capital gains               (0.13)     (1.41)         --         --          --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (1.07)     (4.02)      (3.46)     (2.05)      (0.80)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                   $ 16.00    $ 16.77    $  19.08   $  19.89    $  19.33
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                        1.62%     11.93%      14.67%     14.65%      23.92%
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                 $60,718    $81,133    $128,075   $127,214    $132,511
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets          2.62%      2.63%       3.10%      2.55%       1.85%
--------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager   $  0.43    $  0.45    $   1.63   $   0.47    $   0.24
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                35%        36%         84%       169%        226%
--------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                     0.13%      0.25%       0.26%      1.43%       1.42%
--------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager
  including interest and tax expense                                 0.60%      0.46%       0.31%      1.49%       1.55%
--------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                     0.13%      0.25%       0.25%      1.31%       1.30%
--------------------------------------------------------------------------------------------------------------------------

                                                                                         CLASS P SHARES
Selected Per-Share Data for the Year or Period Ended:                               FISCAL YEAR ENDED JUNE 30,
                                                                   ------------------------------------------------------
                                                                         2000       1999@      1998#      1997@     1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                   $16.74     $19.11     $19.89     $19.33     $17.86
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                              0.58       0.44       1.62       0.43       0.09
Net realized and unrealized gain/(loss) on investments                   (0.31)      1.17       1.01       2.13       1.38
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                                   0.27       1.61       2.63       2.56       1.47
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                     (0.58)     (0.89)     (0.84)     (0.34)        --
Dividends in excess of net investment income                                --         --      (0.74)        --         --
Distributions from net realized capital gains                            (0.31)     (1.68)     (1.83)     (1.66)        --
Distributions in excess of net realized capital gains                    (0.13)     (1.41)        --         --         --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (1.02)     (3.98)     (3.41)     (2.00)        --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                         $15.99     $16.74     $19.11     $19.89     $19.33
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                             1.53%     11.15%     14.53%     14.35%      8.23%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                       $2,803     $   56     $   71     $   74     $   43
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets               0.27%      2.68%      2.85%      2.30%      1.60%+
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager         $ 0.09     $ 0.41     $ 1.59     $ 0.42     $ 0.08
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     35%        36%        84%       169%       226%
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                          0.40%      0.50%      0.51%      1.68%      1.67%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
  including interest and tax expense                                      0.87%      0.71%      0.56%      1.74%      1.80%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                          0.40%      0.50%      0.50%      1.56%      1.55%+
-------------------------------------------------------------------------------------------------------------------------------

(a)  The Balanced Fund's Class P shares commenced operations on January 3, 1996.
# The Fund converted to a fund-of-funds structure effective July 1, 1998. Expense ratios after that date do not reflect expenses borne indirectly.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
@ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

The accompanying notes are an integral part of these financial statements.

                                                         -----------------------
                                                         THE MONTGOMERY FUNDS
                                                         -----------------------
                                                         FINANCIAL HIGHLIGHTS
                                                         -----------------------

                                                                                    INTERNATIONAL GROWTH FUND

                                                                                         CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                               FISCAL YEAR ENDED JUNE 30,
                                                                   ------------------------------------------------------
                                                                      2000++       1999         1998@      1997@      1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD                               $  18.97     $  18.67     $ 16.24     $ 15.31     $ 12.00
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                           (0.17)        0.09        0.04        0.08        0.02
Net realized and unrealized gain/(loss) on investments                  2.11         0.31        3.48        2.53        3.29
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                                 1.94         0.40        3.52        2.61        3.31
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                      --           --       (0.02)         --          --
Distributions in excess of net
   investment income                                                      --           --       (0.00)++       --          --
Distributions from net realized capital gains                          (0.39)       (0.10)      (1.07)      (1.68)         --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (0.39)       (0.10)      (1.09)      (1.68)         --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                     $  20.52     $  18.97     $ 18.67     $ 16.24     $ 15.31
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                          10.16%        2.34%      23.27%      19.20%      27.58%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                   $184,588     $227,287     $64,820     $33,912     $18,303
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets            (0.83)%       0.41%       0.22%       0.57%       0.26%+
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager     $  (0.18)    $   0.09     $ (0.04)    $ (0.02)    $ (0.07)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  207%         150%        127%         95%        239%
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                        1.80%        1.66%       1.66%         --          --
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
  including interest and tax expense                                    1.92%        1.74%       2.13%       2.37%       2.91%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                        1.65%        1.65%       1.65%       1.66%       1.65%+
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                 CLASS P SHARES
Selected Per-Share Data for the Year or Period Ended:                                        FISCAL YEAR ENDED JUNE 30,
                                                                              ------------------------------------------------------
                                                                                      2000@      1999     1998@    1997@   1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                                $18.92    $18.64    $16.22   $15.31    $13.66
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                          (0.25)     0.12     (0.01)    0.05      0.00++
Net realized and unrealized gain/(loss) on investments                                 2.29      0.26      3.50     2.54      1.65
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations             2.04      0.38      3.49     2.59      1.65
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions in excess of net investment income                                         --        --     (0.00)++    --       --
Distributions from net realized capital gains                                         (0.39)    (0.10)    (1.07)   (1.68)      --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                   (0.39)    (0.10)    (1.07)   (1.68)      --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                      $20.57    $18.92    $18.64   $16.22    $15.31
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                         10.67%     2.18%    23.03%   19.13%    12.08%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                    $9,352    $2,352    $    5   $    5    $    1
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                           (1.15)%    0.16%    (0.03)%   0.32%     0.01%+
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                      $(0.27)   $ 0.12    $(0.08)  $(0.06)   $(0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                 207%      150%      127%      95%      239%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                       2.05%     1.91%     1.91%      --        --
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense   2.17%     1.99%     2.38%    2.62%     3.16%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                       1.90%     1.90%     1.90%    1.91%     1.90%+
-----------------------------------------------------------------------------------------------------------------------------------

(a) The International Growth Fund's Class R shares and Class P shares commenced operations on July 3, 1995, and March 11, 1996, respectively.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
++   Amount represents less than $0.01 per share.
@ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.


                                                                             107
The accompanying notes are an integral part of these financial statements.

-----------------------
THE MONTGOMERY FUNDS
-----------------------
FINANCIAL HIGHLIGHTS
-----------------------

                                                                                           GLOBAL OPPORTUNITIES FUND

                                                                                                 CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                        FISCAL YEAR ENDED JUNE 30,
                                                                              ------------------------------------------------------
                                                                                2000      1999      1998@        1997      1996
NET ASSET VALUE - BEGINNING OF PERIOD                                        $ 19.21    $ 19.19     $ 19.17    $ 16.96    $ 13.25
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                   (0.24)     (0.12)       0.00++    (0.11)     (0.06)
Net realized and unrealized gain/(loss) on investments                          4.42       2.56        3.87       3.14       3.84
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations      4.18       2.44        3.87       3.03       3.78
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                              --      (0.22)         --         --      (0.07)
Distributions from net realized capital gains                                  (1.66)     (2.20)      (3.85)     (0.82)        --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (1.66)     (2.42)      (3.85)     (0.82)     (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                              $ 21.73    $ 19.21     $ 19.19    $ 19.17     $16.96
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                  21.46%     15.68%      27.12%     18.71%     28.64%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                            $85,723    $57,146     $96,412    $32,371    $28,496
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                    (1.20)%    (0.61)%     (0.02)%    (0.62)%    (0.56)%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager              $ (0.26)   $ (0.14)    $  0.00++  $ (0.23)   $ (0.16)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          203%       172%        135%       117%       164%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                1.95%      2.01%       1.96%        --       2.05%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest and tax expense                                                      2.09%      2.40%       2.37%       2.62%     3.10%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                1.90%      1.90%       1.90%       1.90%     1.90%
-----------------------------------------------------------------------------------------------------------------------------------

*    Total return represents aggregate total return for the periods indicated
++   Amount represents less than $0.01 per share.
@ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

The accompanying notes are an integral part of these financial statements.

                                                         -----------------------
                                                         THE MONTGOMERY FUNDS
                                                         -----------------------
                                                         FINANCIAL HIGHLIGHTS
                                                         -----------------------

                                                                                                 GLOBAL 20 FUND

                                                                                                 CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                        FISCAL YEAR ENDED JUNE 30,
                                                                  -----------------------------------------------------------------
                                                                         2000@      1999@       1998@      1997@       1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                 $  22.20    $  20.98    $  20.01   $  16.46      $ 12.00
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                             (0.43)      (0.09)       0.12       0.01         0.06
Net realized and unrealized gain/(loss) on investments                    4.17        2.70        2.70       4.16         4.45
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                                   3.74        2.61        2.82       4.17         4.51
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                        --       (0.24)         --      (0.10)       (0.04)
Distributions in excess of net investment income                            --       (0.10)         --         --           --
Distributions from net realized capital gains                            (3.11)      (1.05)      (1.85)     (0.52)          --
Distributions in excess of net realized capital gains                       --          --           --        --        (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (3.11)      (1.39)      (1.85)     (0.62)       (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                       $  22.83    $  22.20    $  20.98   $  20.01      $ 16.46
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                            17.14%      13.89%      15.44%     26.35%       37.75%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                     $115,839    $136,792    $269,667   $172,509      $77,955
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets              (1.87)%     (0.47)%      0.58%      0.04%        0.42%+
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager       $  (0.44)   $  (0.09)   $   0.12   $  (0.01)     $  0.02
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                    181%        115%        151%       158%         106%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                          2.73%       1.76%       1.81%        --           --
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
  including interest and tax expense                                      2.76%       1.76%       1.81%      1.92%        2.11%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                          1.80%       1.73%       1.80%+     1.82%        1.80%+
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                 CLASS P SHARES
Selected Per-Share Data for the Year or Period Ended:                                        FISCAL YEAR ENDED JUNE 30,
                                                                              ------------------------------------------------------
                                                                                   2000@       1999@       1998@      1997(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                             $21.83      $20.68      $19.98      $15.89
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                       (0.47)      (0.14)       0.09       (0.02)
Net realized and unrealized gain/(loss) on investments                              4.10        2.64        2.46        4.11
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting
  from investment operations                                                        3.63        2.50        2.55        4.09
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                  --       (0.21)         --          --
Distributions in excess of net investment income                                      --       (0.09)         --          --
Distributions from net realized capital gains                                      (3.11)      (1.05)      (1.85)         --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                (3.11)      (1.35)      (1.85)         --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                   $22.35      $21.83      $20.68      $19.98
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                      16.91%      13.46%      14.12%      25.74%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                 $   20      $   55      $   52      $    9
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                        (1.99)%     (0.72)%      0.34%      (0.21)%+
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                   $(0.66)     $(0.14)     $ 0.09      $(0.03)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                              181%        115%        151%        158%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                    2.94%       2.01%       2.06%         --
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
  including interest and tax expense                                                2.97%       2.01%       2.06%       2.17%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                    2.01%       1.98%       2.05%       2.07%+
-----------------------------------------------------------------------------------------------------------------------------------

(a) The Global 20 (formerly the Montgomery Select 50 Fund) Fund's Class R shares and Class P shares commenced operations on October 2, 1995, and December 12, 1996, respectively.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
@ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

The accompanying notes are an integral part of these financial statements.

-----------------------
THE MONTGOMERY FUNDS
-----------------------
FINANCIAL HIGHLIGHTS
-----------------------

                                                                                             GLOBAL LONG-SHORT FUND

                                                                                                 CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                           FISCAL YEAR ENDED
                                                                                           JUNE 30,                MARCH 31,
                                                                                   ------------------------------------------------
                                                                                         2000      1999(b)(c)    1999@     1998(a)@
NET ASSET VALUE - BEGINNING OF PERIOD                                                 $  19.65     $  16.47     $ 12.70    $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                             (0.60)       (0.06)      (0.05)      0.02
Net realized and unrealized gain/(loss) on investments                                   13.74         3.24        4.92       2.68
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations               13.14         3.18        4.87       2.70
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                                            (1.99)          --       (1.10)        --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                      (1.99)          --       (1.10)        --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                       $  30.80     $  19.65     $ 16.47    $ 12.70
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                            67.54%       19.61%      39.87%     27.20%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                    $368,301      $216,300     $83,638    $16,579
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                              (1.92)%      (2.30)%+    (0.35)%     0.65%+
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                       $  (0.60)    $  (0.06)    $ (0.09)   $ (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                    204%          43%        226%        84%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                          3.91%        4.18%+      3.40%      2.78%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense      3.91%        4.61%+      3.79%      5.19%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                          2.06%        2.35%+      2.35%      2.35%+
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   CLASS B SHARES
Selected Per-Share Data for the Year or Period Ended:                                             FISCAL YEAR ENDED
                                                                                           JUNE 30,                MARCH 31,
                                                                                   -----------------------    ---------------------
                                                                                        2000      1999(c)      1999@     1998(a)@
NET ASSET VALUE - BEGINNING OF PERIOD                                                 $ 19.35     $ 16.25     $ 12.64    $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                            (0.80)      (0.15)      (0.16)    (0.00)++
Net realized and unrealized gain/(loss) on investments                                  13.42        3.25        4.87      2.64
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations              12.62        3.10        4.71      2.64
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                                           (1.99)         --       (1.10)       --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                     (1.99)         --       (1.10)       --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                       $ 29.98     $ 19.35     $ 16.25    $12.64
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                           65.83%      19.38%      38.88%    26.50%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                     $23,333     $18,704     $17,031    $   61
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                             (2.65)%     (3.07)%+    (1.10)%   (0.10)%+
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                       $ (0.80)    $ (0.16)    $ (0.28)   $ 0.00++
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                   204%         43%        226%       84%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                         4.67%       4.93%+      4.15%     3.53%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense     4.67%       5.36%+      4.54%     5.94%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                         2.82%       3.10%+      3.10%     3.10%+
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                         -----------------------
                                                         THE MONTGOMERY FUNDS
                                                         -----------------------
                                                         FINANCIAL HIGHLIGHTS
                                                         -----------------------

                                         GLOBAL LONG-SHORT FUND - CONTINUED

                                                                                                    CLASS C SHARES
Selected Per-Share Data for the Year or Period Ended:                                             FISCAL YEAR ENDED

                                                                                             JUNE 30,               MARCH 31
                                                                                      ---------------------    -------------------
                                                                                         2000      1999(c)     1999@     1998(a)@
NET ASSET VALUE - BEGINNING OF PERIOD                                                 $  18.01    $ 15.13    $ 11.83    $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                             (0.71)     (0.13)     (0.15)      0.00++
Net realized and unrealized gain/(loss) on investments                                   12.41       3.01       4.55       1.83
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations               11.70       2.88       4.40       1.83
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                                            (1.99)      --        (1.10)      --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                      (1.99)      --        (1.10)      --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                       $  27.72    $ 18.01    $ 15.13    $ 11.83
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                            65.61%     19.37%     38.81%     18.50%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                     $  9,927    $ 7,209    $ 6,425    $   202
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                              (2.65)%    (3.07)%+   (1.10)%    (0.10)%+
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                       $  (0.71)   $ (0.15)   $ (0.26)   $ (0.00)++
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                    204%        43%       226%        84%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                          4.67%      4.93%+     4.15%      3.53%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense      4.67%      5.36%+     4.54%      5.94%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                          2.82%      3.10%+     3.10%      3.10%+
-----------------------------------------------------------------------------------------------------------------------------------

(a)  The Global Long-Short Fund commenced operations on December 31, 1997.
(b) On January 29, 1999, Class R shares were issued in exchange for Class A shares.
(c)  The Fund changed its year end from March 31 to June 30.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
++   Amount represents less than $0.01 per share.
@ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

-----------------------
THE MONTGOMERY FUNDS
-----------------------
FINANCIAL HIGHLIGHTS
-----------------------


                                                                                              GLOBAL COMMUNICATIONS FUND

                                                                                                    CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                          FISCAL YEAR ENDED JUNE 30,
                                                                            ----------------------------------------------------
                                                                            2000       1999       1998@        1997         1996

NET ASSET VALUE  BEGINNING OF PERIOD                                   $   26.73    $  22.88    $  19.61    $  18.05     $  15.42
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                               (0.35)       0.01       (0.17)      (0.25)       (0.20)
Net realized and unrealized gain/(loss) on investments                     14.04        6.35        7.19        2.72         2.83
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                                    13.69        6.36        7.02        2.47         2.63
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                              (6.25)      (2.51)      (3.75)      (0.91)         --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                        (6.25)      (2.51)      (3.75)      (0.91)         --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                        $   34.17    $  26.73    $  22.88    $  19.61     $  18.05
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                              51.53%      31.66%      45.45%      14.43%       17.06%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                      $ 498,516    $354,730    $267,113    $153,955     $206,671
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                (1.01)%      0.02%      (0.85)%     (1.05)%      (1.01)%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager        $   (0.35)   $   0.01    $  (0.17)   $  (0.27)    $  (0.22)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      186%        146%         80%         76%         104%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                            1.49%       1.69%       1.93%        --          2.01%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest and tax expense                                                  1.49%       1.69%       1.93%       2.00%        2.11%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                            1.47%       1.68%       1.90%       1.91%        1.90%
-----------------------------------------------------------------------------------------------------------------------------------

*    Total return represents aggregate total return for the periods indicated.
@ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

The accompanying notes are an integral part of these financial statements.

                                                         -----------------------
                                                         THE MONTGOMERY FUNDS
                                                         -----------------------
                                                         FINANCIAL HIGHLIGHTS
                                                         -----------------------

                                                                                             EMERGING MARKETS FUND

                                                                                                 CLASS R SHARES
Selected per-share data for the Year or Period Ended:                                       FISCAL YEAR ENDED JUNE 30,
                                                                    ---------------------------------------------------------------
                                                                       2000@         1999         1998          1997       1996

NET ASSET VALUE - BEGINNING OF PERIOD                               $   10.24      $   9.86    $   16.85    $    14.19    $  13.17
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                            (0.12)         0.92         0.07          0.07        0.08
Net realized and unrealized gain/(loss) on investments                   1.92         (0.54)       (6.58)         2.66        0.94
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                                  1.80          0.38        (6.51)         2.73        1.02
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                     --             --         (0.15)        (0.07)        --
Distributions from net realized capital gains                            --             --         (0.33)          --          --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      --             --         (0.48)        (0.07)        --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                     $   12.04      $  10.24     $   9.86    $    16.85    $  14.19
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                           17.58%         3.85%      (39.20)%      19.34%        7.74%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                   $ 290,505      $344,907     $758,911    $1,259,457    $994,378
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets             (1.03)%        0.01%        0.55%         0.48%       0.58%
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager        $(0.13)        $0.96     $   0.07           --          --
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   113%           86%          97%           83%        110%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                         2.29%         2.05%        1.65%          --          --
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
  including interest and tax expense                                     2.45%         2.15%        1.65%          --          --
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                         1.90%         1.90%        1.60%         1.67%       1.72%
----------------------------------------------------------------------------------------------------------------------------------


                                                                                               CLASS P SHARES
Selected per-share data for the Year or Period Ended:                                     FISCAL YEAR ENDED JUNE 30,
                                                                  ---------------------------------------------------------------
                                                                     2000@         1999         1998          1997      1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD                              $   10.05      $   9.74     $  16.77    $    14.19   $  12.62
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                          (0.20)         0.00++       0.03          0.06       0.01
Net realized and unrealized gain/(loss) on investments                 1.94          0.31        (6.61)         2.58       1.56
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                                1.74          0.31        (6.58)         2.64       1.57
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                   --             --         (0.12)        (0.06)       --
Distributions from net realized capital gains                          --             --         (0.33)          --         --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    --             --         (0.45)        (0.06)       --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                   $   11.79      $  10.05    $    9.74    $    16.77   $  14.19
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                         17.43%         3.08%      (39.75)%       18.62%     12.44%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                 $   6,531      $    520     $    413    $      607   $      2
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets           (1.72)%       (0.24)%       0.30%         0.23%      0.33%+
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager   $   (0.21)     $   0.01     $   0.03           --         --
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 113%           86%          97%           83%       110%
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                       2.58%         2.30%        1.90%          --         --
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
  including interest and tax expense                                   2.74%         2.40%        1.90%          --         --
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                       2.19%         2.15%        1.85%         1.92%      1.97%+
-------------------------------------------------------------------------------------------------------------------------------

(a) The Emerging Markets Fund's Class P shares commenced operations on March 12, 1996.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
++   Amount represents less than $0.01 per share.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

-----------------------
THE MONTGOMERY FUNDS
-----------------------
FINANCIAL HIGHLIGHTS
-----------------------

                                                                                      EMERGING MARKETS FOCUS FUND

                                                                                         CLASS R SHARES (a)

Selected Per-Share Data for the Year or Period Ended:            FISCAL YEAR                                    FISCAL YEAR
                                                               ENDED JUNE 30,  THREE MONTHS ENDED JUNE 30,     ENDED MARCH 31,
                                                               -------------   ---------------------------   ------------------
                                                                   2000                1999(c)                1999@     1998(b)@
NET ASSET VALUE-BEGINNING OF PERIOD                               $13.15              $9.63                  $11.43     $10.00
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                        0.19               0.04                    0.12       0.27
Net realized and unrealized gain/(loss) on investments              3.47               3.48                   (1.76)      1.16
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                             3.66               3.52                   (1.64)      1.43
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                               (0.16)               --                    (0.16)        --
Dividends in excess of net investment income                       (0.08)               --                      --          --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.24)               --                    (0.16)        --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE-END OF PERIOD                                     $16.57             $13.15                   $9.63     $11.43
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                      27.91%             36.55%                 (14.04)%    14.40%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                               $4,725             $2,551                  $1,655     $1,789
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets         0.66%              0.05%+                  1.24%     10.46%+
-------------------------------------------------------------------------------------------------------------------------------

Net investment income/(loss) before deferral of fees by Manager   $(0.79)            $(0.10)                 $(0.52)    $(0.07)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              264%               200%                    437%        71%
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                    1.62%              1.73%+                  2.10%      2.10%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratios before deferral of fees by Manager, including
  interest and tax expense                                          6.15%              8.82%+                  8.68%     15.34%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                    1.60%              1.73%+                  2.10%      2.10%+
-------------------------------------------------------------------------------------------------------------------------------

(a)  Formerly named Institutional shares.
(b)  The Emerging Markets Focus Fund commenced operations on December 31, 1997.
(c)  For the period April 1, 1999, to June 30, 1999.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
@ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

The accompanying notes are an integral part of these financial statements.

                                                         -----------------------
                                                         THE MONTGOMERY FUNDS
                                                         -----------------------
                                                         FINANCIAL HIGHLIGHTS
                                                         -----------------------


                                                                                                    EMERGING ASIA FUND
                                                                                                       CLASS R SHARES
Selected per-share data for the Year or Period Ended:                                            FISCAL YEAR ENDED JUNE 30,
                                                                                     ----------------------------------------------
                                                                                       2000          1999       1998       1997(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                                $ 12.21      $  6.18     $ 18.91     $ 12.00
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                           (0.68)       (0.01)       0.13       (0.01)
Net realized and unrealized gain/(loss) on investments                                 (0.81)        6.04      (11.74)       6.95
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations             (1.49)        6.03      (11.61)       6.94
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                   (0.46)       (0.00)++    (0.17)         --
Dividends in excess of net investment income                                           (0.18)          --          --          --
Distributions from net realized capital gains                                             --           --       (0.00)++    (0.03)
Distributions in excess of net realized capital gains                                     --           --       (0.95)         --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (0.64)         --       (1.12)      (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE  END OF PERIOD                                                       $ 10.08      $ 12.21       $6.18      $18.91
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                         (12.56)%      97.44%     (63.45)%     57.80%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                    $24,843      $63,196     $24,608     $68,095
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                            (0.85)%      (0.35)%      0.22%      (0.42)%+
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                      $ (0.30)     $ (0.03)    $ (0.08)    $ (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                   64%         233%        154%         72%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                        2.12%        2.19%       1.91%       2.20%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense    3.09%        2.89%       2.27%       2.69%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before excluding interest and tax expense                                 1.90%        1.90%       1.90%       1.80%+
-----------------------------------------------------------------------------------------------------------------------------------

(a)  The Emerging Asia Fund's Class R shares commenced operations on
     September 30, 1996.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
++   Amount represents less than $0.01 per share.

-----------------------
THE MONTGOMERY FUNDS
-----------------------
FINANCIAL HIGHLIGHTS
-----------------------






                                                                                                TOTAL RETURN BOND FUND

                                                                                                    CLASS R SHARES
                                                                                               FISCAL YEAR ENDED JUNE 30,
Selected Per-Share Data for the Year or Period Ended:                                  --------------------------------------------
                                                                                         2000         1999          1998(a )
NET ASSET VALUE - BEGINNING OF PERIOD                                                  $ 11.66     $  12.44     $  12.00
===================================================================================================================================
Net investment income/(loss)                                                              0.77         0.73         0.72
Net realized and unrealized gain/(loss) on investments                                   (0.20)       (0.35)        0.56
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations                0.57         0.38         1.28
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                     (0.75)       (0.73)       (0.72)
Distributions in excess of net investment income                                            --        (0.01)       (0.00)++
Distributions from net realized capital gains                                               --        (0.42)       (0.12)
Distributions in excess of net realized capital gains                                    (0.15)          --        (0.00)++
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                      (0.90)       (1.16)       (0.84)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                        $ 11.33      $ 11.66      $ 12.44
===================================================================================================================================
TOTAL RETURN*                                                                             4.96%        3.20%       10.92%
===================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
===================================================================================================================================
Net assets, end of year (in 000s)                                                      $28,112      $38,476      $77,694
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                               6.78%        5.88%        5.81%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                        $  0.75      $  0.72      $  0.71
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                    176%         158%         390%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                          0.80%        1.16%        1.29%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense      1.13%        1.25%        1.34%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                          0.70%        0.70%        0.70%
-----------------------------------------------------------------------------------------------------------------------------------

(a) The Total Return Bond Fund's Class R shares commenced operations on June 30, 1997.
*    Total return represents aggregate total return for the periods indicated.
++   Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

                                                         -----------------------
                                                         THE MONTGOMERY FUNDS
                                                         -----------------------
                                                         FINANCIAL HIGHLIGHTS
                                                         -----------------------




                                                                                   SHORT DURATION GOVERNMENT BOND FUND

                                                                                                CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                    FISCAL YEAR ENDED JUNE 30,
                                                                    ---------------------------------------------------------------
                                                                       2000           1999         1998        1997++        1996

NET ASSET VALUE - BEGINNING OF PERIOD                               $   10.04     $   10.14     $   9.99    $   9.92     $   9.95
===================================================================================================================================
Net investment income/(loss)                                             0.58          0.53         0.57        0.59        0.60
Net realized and unrealized gain/(loss) on investments                  (0.14)        (0.05)        0.16        0.07       (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from                     0.44          0.48         0.73        0.66        0.56
  investment operations
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                    (0.57)        (0.51)       (0.56)      (0.59)      (0.59)
Dividends in excess of net investment income                            (0.01)        (0.02)          --       (0.00)#     (0.00)#
Distributions from net realized capital gains                              --            --        (0.02)         --          --
Distributions in excess of net realized capital gains                      --         (0.05)          --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (0.58)        (0.58)       (0.58)      (0.59)      (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                      $   9.90      $  10.04      $ 10.14     $  9.99     $  9.92
===================================================================================================================================
TOTAL RETURN*                                                            4.55%         4.82%        7.56%       6.79%       5.74%
===================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
===================================================================================================================================
Net assets, end of year (in 000s)                                    $171,879      $154,365      $66,357     $47,265     $22,681
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets              5.84%         5.21%        5.83%       5.87%       5.88%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager      $   0.56      $   0.48      $  0.51     $  0.54       $0.52
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   188%          199%         502%        451%        350%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                         1.11%         1.35%        1.15%       1.55%       1.55%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including              1.61%         1.85%        1.73%       2.05%       2.31%
  interest and tax expense
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                         0.63%         0.62%        0.28%       0.60%       0.60%
-----------------------------------------------------------------------------------------------------------------------------------




                                                                                                CLASS P SHARES
Selected Per-Share Data for the Year or Period Ended:                                    FISCAL YEAR ENDED JUNE 30,
                                                                    ---------------------------------------------------------------
                                                                       2000          1999         1998       1997++       1996(a)

NET ASSET VALUE - BEGINNING OF PERIOD                                  $10.03       $10.15      $ 9.99      $9.92     $9.98
===================================================================================================================================
Net investment income/(loss)                                             0.56         0.41        0.61       0.59      0.16
Net realized and unrealized gain/(loss) on investments                  (0.15)       (0.06)       0.12       0.06     (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                                  0.41         0.35        0.73       0.65      0.11
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                    (0.54)       (0.41)      (0.57)     (0.58)    (0.17)
Dividends in excess of net investment income                            (0.02)       (0.01)         --       0.00#       --
Distributions in excess of net realized capital gains                      --        (0.05)         --         --        --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (0.56)       (0.47)      (0.57)     (0.58)    (0.17)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                        $ 9.88       $10.03      $10.15      $9.99     $9.92
===================================================================================================================================
TOTAL RETURN*                                                            4.18%        4.47%       7.34%      6.69%     1.12%
===================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
===================================================================================================================================
Net assets, end of year (in 000s)                                      $4,087       $3,887          $3         $0        $1
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets              5.60%        4.96%       5.58%      5.62%     5.63%+
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager        $ 0.54       $ 0.37      $ 0.55      $0.54     $0.14
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   188%         199%        502%       451%      350%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                         1.36%        1.60%       1.40%      1.80%     1.80%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest and tax expense                                               1.86%        2.10%       1.98%      2.30%     2.56%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                         0.88%        0.87%       0.53%      0.85%     0.85%+
-----------------------------------------------------------------------------------------------------------------------------------


(a) The Short Duration Government Bond Fund's Class P shares commenced operations on March 11, 1996.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
#    Amount represents less than $0.01 per share.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

-----------------------
THE MONTGOMERY FUNDS
-----------------------
FINANCIAL HIGHLIGHTS
-----------------------

                                                                              CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND

                                                                                              CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                     FISCAL YEAR ENDED JUNE 30,
                                                                      ------------------------------------------------------------
                                                                         2000        1999        1998        1997          1996
NET ASSET VALUE - BEGINNING OF PERIOD                                 $ 12.67      $ 12.86     $ 12.53     $ 12.23      $ 12.04
===================================================================================================================================
Net investment income/(loss)                                             0.51        0.49         0.51        0.53         0.54
Net realized and unrealized gain/(loss) on investments                  (0.04)      (0.16)        0.33        0.30         0.19
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                                  0.47        0.33         0.84        0.83         0.73
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                    (0.52)      (0.46)       (0.51)      (0.53)       (0.54)
Dividends in excess of net investment income                             --         (0.03)         --          --            --
Distributions from net realized capital gains                            --         (0.03)         --          --            --
Distributions from net realized capital gains                            --         (0.00)++       --          --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (0.52)      (0.52)       (0.51)      (0.53)       (0.54)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                       $ 12.62     $ 12.67      $ 12.86     $ 12.53      $ 12.23
===================================================================================================================================
TOTAL RETURN*                                                            3.83%       2.71%        6.85%       6.91%        6.11%
===================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
===================================================================================================================================
Net assets, end of year (in 000s)                                     $27,405     $41,017      $35,667     $21,681      $13,948
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets              4.14%       3.93%        4.03%       4.27%        4.34%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager       $  0.50     $  0.48      $  0.44     $  0.47        $0.43
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                    49%        184%          42%         26%          58%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                         0.70%       0.69%        0.69%       0.68%        0.61%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest and tax expense                                               1.19%       1.19%        1.19%       1.18%        1.43%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                         0.70%       0.69%        0.68%         --           --
-----------------------------------------------------------------------------------------------------------------------------------

*    Total return represents aggregate total return for the periods indicated.
++   Amount represents less than $0.01 per share.


118

The accompanying notes are an integral part of these financial statements.

                                                         -----------------------
                                                         THE MONTGOMERY FUNDS
                                                         -----------------------
                                                         FINANCIAL HIGHLIGHTS
                                                         -----------------------



                                                                            GOVERNMENT MONEY MARKET FUND


                                                                                                CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                    FISCAL YEAR ENDED JUNE 30,
                                                                      ------------------------------------------------------------
                                                                      2000         1999        1998          1997          1996
NET ASSET VALUE - BEGINNING OF PERIOD                             $   1.00     $   1.00     $   1.00      $   1.00       $   1.00
===================================================================================================================================
Net investment income/(loss)                                         0.054        0.047        0.052         0.049          0.052
Net realized and unrealized gain/(loss) on investments               0.000ss.     0.000ss.     0.000ss.      0.000ss.       0.000ss.
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                              0.054        0.047        0.052         0.049          0.052
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                (0.054)      (0.047)      (0.052)       (0.049)        (0.052)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (0.054)      (0.047)      (0.052)       (0.049)        (0.052)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                      $1.00     $   1.00     $   1.00      $   1.00       $   1.00
===================================================================================================================================
TOTAL RETURN*                                                         5.49%        4.81%        5.27%         5.03%          5.28%
===================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
===================================================================================================================================
Net assets, end of year (in 000s)                                 $794,632     $575,387     $724,619      $473,154       $439,423
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets           5.41%        4.71%        5.15%         4.93%          5.17%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager   $  0.054     $  0.047     $  0.052      $  0.049       $  0.050
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                      0.46%        0.50%        0.53%           --             --
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest and tax expense                                            0.46%        0.50%        0.48%         0.62%          0.74%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                      0.46%        0.50%        0.53%         0.60%          0.60%
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                                CLASS P SHARES
Selected Per-Share Data for the Year or Period Ended:                                    FISCAL YEAR ENDED JUNE 30,
                                                                      ------------------------------------------------------------
                                                                      2000         1999        1998         1997         1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD                              $   1.00      $  1.00     $  1.00      $  1.00      $  1.00
===================================================================================================================================
Net investment income/(loss)                                          0.051        0.045       0.049        0.048        0.014
Net realized and unrealized gain/(loss) on investments                0.000ss.     0.000ss.    0.000ss.     0.000ss.     0.000ss.
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                               0.051        0.045       0.049        0.048        0.014
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                 (0.051)      (0.045)     (0.049)      (0.048)      (0.014)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.051)      (0.045)     (0.049)      (0.048)      (0.014)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                     $  1.00      $  1.00     $  1.00      $  1.00      $  1.00
===================================================================================================================================
TOTAL RETURN*                                                          5.19%        4.54%       5.00%        4.88%        1.38%
===================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
===================================================================================================================================
Net assets, end of year (in 000s)                                   $ 8,653      $     1         --            --      $     1
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets            5.53%        4.52%       4.90%        4.68%        4.91%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager     $ 0.051      $ 0.045     $ 0.049      $ 0.048      $ 0.013
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                       0.72%        0.75%       0.78%          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest and tax expense                                             0.72%        0.75%       0.73%        0.87%        0.99%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                       0.72%        0.75%       0.78%        0.85%        0.85%
-----------------------------------------------------------------------------------------------------------------------------------

(a) The Government Money Market Fund's Class P shares commenced operations on March 11, 1996.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
ss.  Amount represents less than $0.001 per share.

-----------------------
THE MONTGOMERY FUNDS
-----------------------
FINANCIAL HIGHLIGHTS
-----------------------




                                                                                       FEDERAL TAX-FREE MONEY FUND

                                                                                              CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                    FISCAL YEAR ENDED JUNE 30,
                                                                      ------------------------------------------------------------
                                                                                     2000         1999         1998        1997(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                             $   1.00     $   1.00      $   1.00   $   1.00
===================================================================================================================================
Net investment income/(loss)                                                         0.032        0.028         0.031      0.032
Net realized and unrealized gain/(loss) on investments                               0.000ss.     0.000ss.      0.000ss.   0.000ss.
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations           0.032        0.028         0.031      0.032
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                (0.032)      (0.028)       (0.031)    (0.032)
Distributions in excess of net investment income                                        --       (0.000)ss.        --     (0.000)ss.
-----------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                                                (0.032)      (0.028)       (0.031)    (0.032)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                   $   1.00     $   1.00      $   1.00   $   1.00
===================================================================================================================================
TOTAL RETURN*                                                                         3.25%        2.82%         3.12%      3.26%
===================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
===================================================================================================================================
Net assets, end of year (in 000s)                                                 $147,838     $116,341      $117,283   $114,197
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                           3.21%        2.80%         3.08%      3.24%+
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                   $  0.030     $  0.026      $  0.031   $  0.030
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                      0.60%        0.60%         0.60%      0.33%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest
  and tax expense                                                                     0.77%        0.80%         0.81%      0.69%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                      0.60%        0.60%         0.60%        --
-----------------------------------------------------------------------------------------------------------------------------------


(a) The Federal Tax-Free Money Fund's Class R shares commenced operations on July 15, 1996.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
ss.  Amount represents less than $0.001 per share.


120

The accompanying notes are an integral part of these financial statements.

                                                         -----------------------
                                                         THE MONTGOMERY FUNDS
                                                         -----------------------
                                                         FINANCIAL HIGHLIGHTS
                                                         -----------------------

                                                                                        CALIFORNIA TAX-FREE MONEY FUND

                                                                                              CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                    FISCAL YEAR ENDED JUNE 30,
                                                                      ------------------------------------------------------------
                                                                     2000         1999         1998        1997       1996
NET ASSET VALUE - BEGINNING OF PERIOD                              $   1.00    $    1.00    $    1.00   $    1.00    $   1.00
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                          0.027        0.026        0.029       0.029       0.030
Net realized and unrealized gain/(loss) on investments                0.000ss.     0.000ss.     0.000ss.    0.000ss.    0.000ss.
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investments                                                         0.027        0.026        0.029       0.029       0.030
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                 (0.027)      (0.026)      (0.029)     (0.029)     (0.030)
Dividends in excess of net investment income                             --           --           --          --          --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.027)      (0.026)      (0.029)     (0.029)     (0.030)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                    $   1.00    $    1.00    $    1.00    $   1.00     $  1.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                          2.72%        2.59%        3.00%       2.95%       3.03%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                 $ 378,819    $ 292,901    $ 187,216    $118,723     $98,134
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets            2.69%        2.55%        2.96%       2.91%       2.99%
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager   $   0.023    $   0.021    $   0.029    $  0.028   $   0.028
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                       0.58%        0.58%        0.58%       0.58%       0.59%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest and tax expense                                             0.58%        0.61%        0.68%       0.73%       0.80%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                       0.58%        0.58%        0.58%         --          --
----------------------------------------------------------------------------------------------------------------------------------


* Total return represents aggregate total return for the periods indicated. ss. Amount represents less than $0.001 per share.

-----------------------
THE MONTGOMERY FUNDS
-----------------------
        NOTES
-----------------------
TO FINANCIAL STATEMENTS

The Montgomery Funds and The Montgomery Funds II (individually, the "Trust" and, collectively, the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. As of June 30, 2000, the Trusts had 21 publicly offered series (individually, a "Fund" and, collectively, the "Funds"). The Montgomery Funds include the following: Montgomery Growth Fund, Montgomery U.S. Emerging Growth Fund, Montgomery Small Cap Fund, Montgomery International Growth Fund, Montgomery Global Opportunities Fund, Montgomery Global 20 Fund, Montgomery Global Long-Short Fund, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Asia Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Money Market Fund, Montgomery Federal Tax-Free Money Fund, Montgomery California Tax-Free Money Fund, Montgomery U.S. Select 20 Portfolio and Montgomery International 20 Portfolio. The financial statements for the Montgomery Equity Income Fund, Montgomery U.S. Select 20 Portfolio and Montgomery International 20 Portfolio have been presented under separate covers. The Montgomery U.S. Select 20 Portfolio and the Montgomery International 20 Portfolio commenced operations on December 31, 1999. The Montgomery Funds II include the Montgomery Emerging Markets Focus Fund, the Montgomery Global Long-Short Fund and the Montgomery Balanced Fund, among other series. The financial statements for the other Funds in The Montgomery Funds II have been presented under separate covers.

The Montgomery Funds is organized as a Massachusetts business trust and commenced operations on May 10, 1990. The Montgomery Funds II is organized as a Delaware business trust and commenced operations on September 8, 1993.

Effective December 30, 1999, the Montgomery U.S. Asset Allocation Fund changed its name to the Montgomery Balanced Fund.

Effective December 31, 1999, Institutional Class shares of the Montgomery Emerging Markets Focus Fund converted to Retail Class shares, which were designated as no-load.

Effective January 3, 2000, the Montgomery U.S. Emerging Growth Fund reopened to new investors.

Effective April 5, 2000, the Montgomery Select 50 Fund changed its name to the Montgomery Global 20 Fund.

Effective April 5, 2000, the Montgomery International Small Cap Fund merged into the Montgomery International Growth Fund.

Effective April 5, 2000, all shareholders in the Montgomery Equity Income Fund were reorganized into shareholders of the Montgomery Balanced Fund.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies generally accepted in the United States.

a. PORTFOLIO VALUATION
Portfolio securities, including short sales, are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean of the closing bid and ask prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market or on the NASDAQ national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

For the Government Money Market Fund, the Federal Tax-Free Money Fund and the California Tax-Free Money Fund, portfolio securities are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trusts' officers in accordance with methods authorized by the Trusts' Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. FOREIGN CURRENCY
The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

c. FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS
The Funds typically do not hedge against movements in currency exchange rates. However, in certain limited circumstances, certain Funds may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily. Unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net unrealized gain/(loss) from foreign-currency-related transactions.

                                                         -----------------------
                                                          THE MONTGOMERY FUNDS
                                                         -----------------------
                                                                  NOTES
                                                         -----------------------
                                                         TO FINANCIAL STATEMENTS


Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, a Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and unrealized appreciation/(depreciation) from investments and securities sold short.

d. REPURCHASE AGREEMENTS
Each Fund may engage in repurchase agreements either individually or jointly through a joint repurchase account with other series of the Trusts pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, a Fund takes possession of debt obligations as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligations at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period the Fund seeks to assert its rights. The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements, to evaluate potential risks. The Funds may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

e. DOLLAR ROLL TRANSACTIONS
Certain Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Fund of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Fund exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

f. REVERSE REPURCHASE AGREEMENTS
Certain Funds may enter into reverse repurchase agreement transactions with member banks on the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Additionally, in the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the broker, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Each Fund establishes a segregated account with its custodian in which the Fund maintains cash, U.S. government securities or other high-grade liquid debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

g. FUTURES CONTRACTS
Except to the extent used by the Montgomery Global Long-Short Fund, the Funds typically do not hedge against movements in interest rates, securities prices or currency exchange rates. However, certain Funds may enter into futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the custodian on behalf of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain/(loss) in the Statement of Operations.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

h. EQUITY SWAPS
Certain Funds may enter into equity swap agreements in order to participate in foreign markets not currently accessible to those Funds. Pursuant to these agreements, a Fund pays a swap fee in cash which is equal to a fixed percentage of the cost for the underlying security (the "notional amount"). Additionally, the Fund will make periodic payments to the swap counterparty equal to any capital depreciation on the underlying security, plus a floating-rate payment based on the notional amount and the six-month LIBOR rate. The swap counterparty will make periodic payments to the Fund equal to any capital appreciation and any dividends received on the underlying security. During the terms of the agreements, changes in the underlying value of the swaps are recorded as unrealized gains or losses and are based on changes in the value of the underlying security. Amounts received from/(paid to) the swap counterparty representing capital

-----------------------
THE MONTGOMERY FUNDS
-----------------------
       NOTES
-----------------------
TO FINANCIAL STATEMENTS


appreciation/(depreciation) are recorded as realized gain/(loss), whereas dividends on the underlying security are recorded when received. The Fund is exposed to credit risk in the event of non-performance by the swap counterparty; the Fund does not anticipate non-performance by the counterparty, however.

i. SHORT SALES/FORWARD COMMITMENTS
Certain Funds may enter into short sales and forward commitments. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it on the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will typically realize a gain if the security declines in value between those dates. Dividends declared on securities sold short are recorded on the ex-dividend date. For the year ended June 30, 2000, the Global Long-Short Fund incurred $814,317 in short dividend expenses.

A Fund engaging in short sales maintains as collateral cash or liquid debt and equity securities sufficient to fully collateralize its obligation on the short position.

j. OPTIONS
Certain Funds may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by a Fund if the option is exercised.

If a Fund writes an option and the option expires unexercised, the Fund will realize a capital gain to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option, it will recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If a Fund purchases an option and allows the option to expire, it will realize a loss to the extent of the premium paid. If the Fund elects to close out the option, it will recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by a Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing a Fund's obligation under an exchange-traded written option or investment in the purchased option is valued at the last sale price or, in absence of a sale, the mean between the closing bid and ask prices or at the most recent ask price (bid for purchased options) if no bid and ask prices are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations.

When a Fund writes a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When a Fund writes a put option, it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. A Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into options contracts, including the risk that an illiquid secondary market will limit a Fund's ability to close out an option contract prior to the expiration date, and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

k. DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income of the Growth Fund, U.S. Emerging Growth Fund, Small Cap Fund, International Growth Fund, Global Opportunities Fund, Global Communications Fund, Emerging Markets Fund, Emerging Markets Focus Fund, Emerging Asia Fund, Global Long-Short Fund, Global 20 Fund and Balanced Fund are declared and paid at least annually. Dividends from net investment income of the Total Return Bond Fund, Short Duration Government Bond Fund, California Tax-Free Intermediate Bond Fund, Government Money Market Fund, Federal Tax-Free Money Fund and California Tax-Free Money Fund are declared daily and paid monthly.

Distributions of net realized capital gains (including net short-term capital gains) earned by the Funds are distributed at least annually. Additional distributions of net investment income and capital gains for each Fund may be made to avoid the application of a 4% non- deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund. Permanent differences incurred during the year ended June 30, 2000, resulting from differences in book and tax accounting, that have been reclassified at year end among undistributed net investment income, accumulated net realized gain/(loss) and paid-in capital were as follows:


                                             Undistributed
                                                  Net        Undistributed
                                               Investment        Capital        Paid-in
Fund                                             Income        Gain/(Loss)      Capital
----------------------------------------------------------------------------------------
Growth Fund ..............................   $     94,806   $(70,477,862)   $ 70,383,056
U.S. Emerging Growth Fund ................      3,138,469     (8,586,804)      5,448,335
Small Cap Fund ...........................      1,655,629     (9,884,288)      8,228,659
Balanced Fund ............................             --       (609,823)        609,823
International Growth Fund ................      1,796,083     (4,800,749)      3,004,666
Global Opportunities Fund ................        940,246     (2,901,048)      1,960,802
Global 20 Fund ...........................      3,164,894     (9,063,133)      5,898,239

                                                         -----------------------
                                                          THE MONTGOMERY FUNDS
                                                         -----------------------
                                                                  NOTES
                                                         -----------------------
                                                         TO FINANCIAL STATEMENTS

                                              Undistributed
                                                  Net        Undistributed
                                               Investment        Capital        Paid-in
Fund                                             Income        Gain/(Loss)      Capital
-----------------------------------------------------------------------------------------
Global Long-Short Fund ...................   $  8,930,976   $(13,326,938)   $  4,395,962
Global Communications Fund ...............      4,970,530    (25,160,500)     20,189,970
Emerging Markets Fund ....................     10,638,557     (1,226,398)     (9,412,159)
Emerging Markets Focus Fund ..............          3,578         14,099         (17,677)
Emerging Asia Fund .......................      2,975,699       (810,378)     (2,165,321)
Total Return Bond Fund ...................         13,452       (250,490)        237,038
Short Duration
  Government Bond Fund ...................        149,651       (151,066)          1,415
California Tax-Free
  Intermediate Bond Fund .................         81,150             --         (81,150)
Government Money Market Fund .............         17,538        (22,497)          4,959
California Tax-Free
  Money Fund .............................            769             (1)           (768)

Permanent book-tax differences, if any, are not included in ending undistributed net investment income/(loss) for the purposes of calculating net investment income/(loss) per share in the Financial Highlights.

l. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on a trade date basis (date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each multi-class Fund's investment income and realized and unrealized gains and losses are allocated among its classes based on the relative net assets of each class of shares.

m. FEDERAL INCOME TAXES
Each Fund has elected and qualified, and it is the intention of each Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable and tax-exempt income to shareholders sufficient to relieve each Fund of all or substantially all federal income and excise taxes. Therefore, no federal income or excise-tax provision has been made.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based on the current interpretation of existing tax rules and regulations in the markets in which they invest.

n. CASH
Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities, including the amounts held at the broker. The Funds issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities, accretion income recognized on investment securities and amortization of organization costs. For the year ended June 30, 2000, the preparation of the Statements of Cash Flows for the Global Long-Short Fund, the Total Return Bond Fund and the Short Duration Government Bond Fund changed from the direct method to the indirect method.

o. EXPENSES
General expenses of the Trusts are allocated to the relevant Funds based on relative net assets. Operating expenses directly attribut able to a Fund or a class of shares are charged to that Fund's or class's operations. Expenses of each Fund not directly attributable to the operations of any Fund or class of shares are prorated among the classes based on the relative average net assets of each Fund or class of shares.


2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER CONTRACTUAL
COMMITMENTS:

a. Montgomery Asset Management, LLC, is the Funds' manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to Investment Management Agreements (the "Agreements") between the Manager and the Trusts with respect to each Fund, the Manager provides each Fund with advice on buying and selling securities, manages the investments of each Fund including the placement of orders for portfolio transactions, furnishes each Fund with office space and certain administrative services, and provides the personnel needed by the Trusts with respect to the Manager's responsibilities under the Agreements. Under Operating Expense Agreements with each Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep each Fund's annual operating expenses, exclusive of Rule 12b-1 fees, dividend expense, interest, extraordinary expenses and taxes, at or below the following percentages of each Fund's average net assets: 1.50% for the Growth Fund and the U.S. Emerging Growth Fund; 1.40% for the Small Cap Fund; 1.65% for the International Growth Fund; 1.90% for the Global Opportunities Fund, the Global Communications Fund, the Emerging Markets Fund and the Emerging Asia Fund; 2.35% for the Global Long-Short Fund; 1.80% for the Global 20 Fund; 1.60% for the Emerging Markets Focus Fund; 1.30% for the Balanced Fund (including total expenses of the underlying Funds); 0.70% for the Total Return Bond Fund, the Short Duration Government Bond Fund and the California Tax-Free Intermediate Bond Fund; and 0.60% for the Government Money Market Fund, the Federal Tax-Free Money Fund and the California Tax-Free Money Fund. Any reductions or absorptions made to a Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable

-----------------------
THE MONTGOMERY FUNDS
-----------------------
       NOTES
-----------------------
TO FINANCIAL STATEMENTS


expense limitations. The Operating Expense Agreements have rolling 10-year terms, extendable for one year at the end of each fiscal year.

Montgomery Asset Management, LLC, serves as the Funds' administrator (the "Administrator"). The Administrator performs services with regard to various aspects of each Fund's administrative operations.

As compensation, each Fund has accrued a monthly management and administration fee (accrued daily) based on the average daily net assets of each Fund. The following effective management fee annual rates include current-year accrued fees and recoupment of prior-year deferrals, but do not include the effect of current-year fee deferrals or expense absorptions:

                                                          Management
                                            Effective   Fee Including
Fund                        Contractual     Management    Effect of     Administration
                           Management Fee       Fee      Fees Reduced        Fee
------------------------------------------------------------------------------------------
Growth Fund .............      1.00%            1.00%       1.00%            0.07%
U.S. Emerging Growth Fund      1.36             1.36        0.99             0.07
Small Cap Fund ..........      1.00             1.00        1.00             0.07
Balanced Fund ...........        --               --          --               --
International Growth Fund      1.10             1.17        1.05             0.07
Global Opportunities Fund      1.25             1.54        1.39             0.07
Global 20 Fund ..........      1.25             1.25        1.22             0.07
Global Long- Short Fund .      1.40             1.46        1.46             0.07
Global Communications
  Fund ..................      1.12             1.12        1.12             0.07
Emerging Markets Fund ...      1.19             1.31        1.15             0.07
Emerging Markets
  Focus Fund ............      1.10             1.10          --             0.07
Emerging Asia Fund ......      1.25             1.83        0.87             0.07
Total Return Bond Fund ..      0.50             0.66        0.33             0.05
Short Duration Government
  Bond Fund .............      0.50             0.77        0.27             0.05
California Tax- Free
  Intermediate Bond Fund       0.50             0.89        0.40             0.05
Government Money
  Market Fund ...........      0.31             0.31        0.31             0.04
Federal Tax- Free Money
  Fund ..................      0.40             0.57        0.40             0.05
California Tax- Free
  Money Fund ............      0.40             0.42        0.42             0.05



The Manager recouped previously deferred fees during the year ended June 30, 2000. These amounts have been included with current annual management fees in the Statement of Operations and are part of the effective management fee shown. The amounts recouped during the year ended June 30, 2000, were $160,136, $227,394, $241,012, $397,685, $228,920, $50,453, $462,029, $136,429, $257,500
and $70,198, for the International Growth Fund, Global Opportunities Fund, Global Long-Short Fund, Emerging Markets Fund, Emerging Asia Fund, Total Return Bond Fund, Short Duration Government Bond Fund, California Tax-Free Intermediate Bond Fund, Federal Tax-Free Money Fund and California Tax-Free Money Fund, respectively.

Also included in other expenses are absorbed expenses recouped from the previous year of $89,996 and $33,234 for the Balanced Fund and the Emerging Markets Focus Fund, respectively.

For the year ended June 30, 2000, the Manager has deferred fees and/or absorbed expenses and has deferred management fees and absorbed expenses subject to recoupment as follows:

                                                            Deferred
                                                         Management Fees
                                                          and Absorbed
                                                            Expenses
                               Fees         Expenses       Subject to
Fund                          Reduced       Absorbed       Recoupment
----------------------------------------------------------------------------
U.S. Emerging Growth Fund .  $973,454           --        $973,454
Balanced Fund .............        --     $ 316,186        433,783
International Growth Fund .   270,496           --         270,496
Global Opportunities Fund .   113,986           --         113,986
Global 20 Fund ............   37,870            --          37,870
Emerging Markets Fund .....   544,871           --         544,871
Emerging Markets Focus Fund   33,286        103,583        349,518
Emerging Asia Fund ........   379,537           --         379,537
Total Return Bond Fund ....   103,543           --         103,543
Short Duration
  Government Bond Fund ....   846,635           --       1,032,102
California Tax-Free
  Intermediate Bond Fund ..   168,758           --         306,661
Federal Tax-Free Money Fund   251,063           --         251,063


b. Certain officers and Trustees of the Trusts are, with respect to the Trusts' Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive an annual retainer and quarterly meeting fee totaling $55,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all Trusts advised by the Manager ($35,000 of which will be allocated to The Montgomery Funds and $15,000 to The Montgomery Funds II).

c. Certain Funds are parties to agreements with financial intermediaries and recordkeepers related to the Funds' participation in various purchase, marketplace and retirement programs. The Funds that participate in the programs make payments to the financial intermediaries and recordkeepers for certain services provided to shareholders who own shares of the Funds through such programs. These fees are paid to shareholder servicing and recordkeeping and are reflected in the Funds' financial statement as "servicing fees." The Manager, out of its own resources, may make additional payments to financial intermediaries and recordkeepers in connection with the Funds' participation in these programs.

3. SHARE MARKETING PLAN:

Class P shares of each Fund, and Class B and Class C shares of the Global Long-Short Fund, have adopted a Share Marketing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). Pursuant to that Rule, the Trusts' Board of Trustees has approved, and each Fund has entered into, the Plan with Funds Distributor, Inc., the Funds' distributor (the "Distributor"), as the distribution coordinator for the Class P, Class B and Class C shares. Under the Plan each Fund will pay distribution fees to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to its Class P shares, and up to 0.75% of the Fund's aggregate average daily net assets attributable to its Class B and Class C shares, to reimburse the

                                                         -----------------------
                                                          THE MONTGOMERY FUNDS
                                                         -----------------------
                                                                  NOTES
                                                         -----------------------
                                                         TO FINANCIAL STATEMENTS


Distributor for its distribution costs with respect to that class (the "Class").

The Plan provides that the Distributor may use the distribution fees received from the Class to pay for the distribution expenses of that Class, including, but not limited to, (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to the Manager or any other broker-dealer or financial institution that engages in the distribution of that Class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that Class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct-mail promotions and television, radio, newspaper, magazine and other mass media advertising for that Class; (ii) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective investors in that Class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and that Class; and (iv) costs involved in obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that Class. Distribution fees are accrued daily, paid monthly and charged as expenses of the Class P, Class B and Class C shares, as accrued.


4. SECURITIES TRANSACTIONS:

a. The aggregate amounts of purchases and sales of long-term securities, excluding long-term U.S. government securities, during the year ended June 30, 2000, were:


Fund                                   Purchases          Sales
----------------------------------------------------------------------------
Growth Fund ....................   $  399,388,048   $  624,640,444
U.S. Emerging Growth Fund ......      164,754,009      408,744,622
Small Cap Fund .................      126,457,793      162,563,077
Balanced Fund ..................       23,696,908       33,534,178
International Growth Fund ......      444,607,796      544,398,098
Global Opportunities Fund ......      166,074,115      155,869,269
Global 20 Fund .................      216,997,236      262,817,781
Global Long-Short Fund .........    1,205,905,988    1,161,611,521
Global Communications Fund ......     882,756,836      917,887,839
Emerging Markets Fund ..........      359,094,824      468,688,316
Emerging Markets Focus Fund .....       8,306,537        7,178,732
Emerging Asia Fund .............       25,663,002       53,913,283
Total Return Bond Fund .........       18,624,115       29,094,535
Short Duration
  Government Bond Fund .........       96,072,599       77,598,242
California Tax-Free
  Intermediate Bond Fund .......       16,270,257       27,134,572





The aggregate amounts of purchases and sales of long-term U.S. government securities during the year ended June 30, 2000, were:


Fund                                   Purchases          Sales
---------------------------------------------------------------------
Total Return Bond Fund ..........    $ 41,716,229    $   47,714,239
Short Duration
  Government Bond Fund ..........     242,625,087       248,352,161

b. At June 30, 2000, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:


                                               Tax Basis        Tax Basis                                               Cost for
                                               Unrealized       Unrealized   Net Tax Basis Unrealized Appreciation     Federal Tax
Fund                                          Appreciation     Depreciation               (Depreciation)                Purposes
----------------------------------------------------------------------------------------------------------------------------------
Growth Fund ..............................   $  84,844,527   $   5,423,584                $  79,420,943               $335,624,183
U.S. Emerging Growth Fund ................      95,295,974       5,872,002                   89,423,972                135,753,144
Small Cap Fund ...........................      37,726,228       4,908,765                   32,817,463                 98,087,557
Balanced Fund ............................       1,473,161       6,116,573                   (4,643,412)                68,105,429
International Growth Fund ................      22,882,608       9,145,363                   13,737,245                176,184,484
Global Opportunities Fund ................      12,824,653       6,885,765                    5,938,888                 80,466,783
Global 20 Fund ...........................      13,908,884       4,197,058                    9,711,826                108,237,180
Global Long-Short Fund ...................     123,316,698      21,642,951                  101,673,747                299,991,760
Global Communications Fund ...............     104,457,820      48,883,576                   55,574,244                444,207,043
Emerging Markets Fund ....................      59,619,758      18,020,320                   41,599,438                244,595,024
Emerging Markets Focus Fund ..............         602,077          37,499                      564,578                  4,043,596
Emerging Asia Fund .......................       4,991,855       3,632,202                    1,359,653                 23,595,241
Total Return Bond Fund ...................         203,626         483,454                     (279,828)                35,129,990
Short Duration Government Bond Fund ......         239,855       1,862,276                   (1,622,421)               185,448,259
California Tax-Free Intermediate Bond Fund         461,473         203,757                      257,716                 26,643,033

-----------------------
THE MONTGOMERY FUNDS
-----------------------
       NOTES
-----------------------
TO FINANCIAL STATEMENTS


c. Information regarding transactions under dollar roll transactions was as follows:

                                                                                                        Average
                                             Maximum        Principle    Average        Average           Debt
                                             Amount          Amount       Amount         Shares         Per Share
                                          Outstanding     Outstanding  Outstanding    Outstanding      Outstanding      Fee
                                             During          As Of        During        During            During       Income
FUND                                       the Period        6/30/00     the Period    the Period        the Period     Earned
------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund ................  $12,493,944       7,600,000   $ 5,366,217       2,768,354       $ 1.94       $ 71,145
Short Duration Government Bond Fund ...   23,448,125      14,000,000    14,869,412      17,051,587         0.87        156,053



The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the year ended June 30, 2000.

d. Information regarding reverse repurchase agreements was as follows:

                                                                                         Average
                                             Maximum         Average        Average        Debt
                                             Amount          Amount         Shares        per Share
                                          Outstanding     Outstanding     Outstanding   Outstanding    Average
                                            During          During          During         During      Interest     Interest
Fund                                      the Period       the Period      the Period     the Period      Rate        Expense
------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund ..................   $ 19,361,200   $    586,810     2,768,354    $   0.21         5.76%     $   33,244
Short Duration Government Bond Fund .....    119,752,225     13,949,447    17,051,587        0.82         5.66         809,484



The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the year ended June 30, 2000. There were no reverse repurchase agreements outstanding at June 30, 2000.

                                                       -----------------------
                                                        THE MONTGOMERY FUNDS
                                                       -----------------------
                                                                NOTES
                                                       -----------------------
                                                       TO FINANCIAL STATEMENTS



E. The schedule of forward foreign-currency exchange contracts at June 30, 2000, was as follows:


                                                                                                  NET UNREALIZED
  FOREIGN- CURRENCY                                                                                APPRECIATION
       AMOUNT                                      SETTLEMENT DATE      IN EXCHANGE FOR ($US)     (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND:
FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS TO RECEIVE
  385,134                   British Pound                 07/03/00            $582,592                 $2,214
  875,369                   European Union Euro           07/03/00             834,925                  7,701
8,420,199                   Swedish Krona                 07/03/00             953,806                 (7,801)
  401,532                   British Pound                 07/05/00             607,396                 (1,161)
                                                                            ----------             -----------
                            Total                                           $2,978,719                   $953
                                                                            ==========             ===========
FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS TO DELIVER
  1,257,613                 European Union Euro            07/03/00         $1,199,509               $(10,924)
    468,685                 Swiss Franc                    07/03/00            286,991                   (815)
    586,920                 British Pound                  07/05/00            887,833                  1,697
                                                                            ----------             -----------
                            Total                                           $2,374,333               $(10,042)
                                                                            ==========             ===========
                            Net Unrealized Depreciation                                               $(9,089)
                                                                                                   ===========
GLOBAL OPPORTUNITIES FUND:
FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS TO RECEIVE
    187,186                  European Union Euro            07/03/00         $178,538                 $1,647
  3,002,138                  Swedish Krona                  07/03/00          340,070                 (2,782)
                                                                            ---------              ----------
                             Total                                           $518,608                $(1,135)
                                                                            =========              ==========
FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS TO DELIVER
   160,111                   Australian Dollar              07/03/00          $95,626                   $520
   354,945                   European Union Euro            07/03/00          338,546                 (3,122)
   362,705                   European Union Euro            07/03/00          345,948                 (3,191)
                                                                            ---------              ----------
                             Total                                           $780,120                $(5,793)
                                                                             ========                ========
                             Net Unrealized Depreciation                                             $(6,928)
                                                                                                     ========
GLOBAL LONG-SHORT FUND:
FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS TO RECEIVE
 7,973,532                   Japanese Yen                    07/03/00         $75,119                  $(323)
31,466,402                   Japanese Yen                    07/05/00         296,447                 (2,230)
                                                                             --------                --------
                             Total                                           $371,566                $(2,553)
                                                                             ========                ========
FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS TO DELIVER
 5,327,704                   Hong Kong Dollar                07/03/00        $683,433                   $(70)
29,599,595                   Japanese Yen                    07/03/00         278,860                  1,200
                                                                             --------                --------
                             Total                                           $962,293                 $1,130
                                                                             ========                ========
                             Net Unrealized Depreciation                                             $(1,423)
                                                                                                     ========

GLOBAL COMMUNICATIONS FUND:
FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS TO RECEIVE
 2,268,252                   European Union Euro              07/03/00       $2,163,455              $19,956
17,284,501                   Swedish Krona                    07/03/00        1,957,918              (16,014)
                                                                             ----------              --------
                             Total                                           $4,121,373               $3,942
                                                                             ==========              ========

------------------------------------------
       THE MONTGOMERY FUNDS
------------------------------------------
              NOTES
------------------------------------------
     TO FINANCIAL STATEMENTS


                                                                                                   NET UNREALIZED
  FOREIGN- CURRENCY                                                                                 APPRECIATION
       AMOUNT                                                SETTLEMENT DATE  IN EXCHANGE FOR($US)  (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
GLOBAL COMMUNICATIONS FUND - CONTINUED
FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS TO DELIVER
     8,181                    European Union Euro               06/30/00          $7,803                $(417)
 1,603,886                    Australian Dollar                 07/03/00         957,922                5,212
 1,405,814                    European Union Euro               07/03/00       1,340,862              (12,368)
                                                                               ---------              --------
                              Total                                           $2,306,587              $(7,573)
                                                                              ==========              ========
                              Net Unrealized Depreciation                                             $(3,631)
                                                                                                      ========

F. Written option activity for the Global Long-Short Fund for the year ended June 30, 2000, was as follows:

       Written Options                                       Premiums       Number of Contracts
       ----------------------------------------------------------------------------------------
       Options outstanding at June 30, 1999..............  $  131,401                       154
       Options closed....................................    (131,401)                     (154)
                                                           ----------                      ----
       Written options outstanding at June 30, 2000......  $        0                         0
                                                           ==========                      ====

G. Under an agreement with Chase Manhattan Bank, each Fund has the ability to lend securities to approved brokers, dealers and other financial institutions. Loans of portfolio securities are collateralized by cash. The cash collateral received is invested in short-term securities at the discretion of the custodian. A portion of the income generated by the investments of the collateral, net of any rebates paid by Chase to borrowers, is remitted to Chase, as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk in the event that investment collateral is not sufficient to meet obligations due on the loans.

At June 30, 2000, the Funds had no securities on loans.
Income earned from securities lending transactions is included in securities lending income on the Statement of Operations.

H. Under an unsecured Revolving Credit Agreement with Deutsche Bank, New York, each of the Funds of The Montgomery Funds and The Montgomery Funds II, except the Global Long-Short Fund, may, for one year starting August 13, 1999, borrow (consistent with applicable law and its investment policies) up to one-third of its net asset value (or such lower limit applicable to such Fund), provided that the aggregate funds borrowed do not exceed $175,000,000. The Funds pay their pro rata shares of the quarterly commitment fee of 0.08% per annum of the unutilized credit line balance. For the year ended June 30, 2000, borrowings by the Funds under the agreement were as follows:

                             Amount Outstanding   Average Amount       Maximum           Average                       Average Debt
Fund                            at 6/30/00         Outstanding     Debt Outstanding   Interest Rate   Average Shares     per Share
-----------------------------------------------------------------------------------------------------------------------------------
Growth Fund.................            --          $1,902,459       $18,300,000          6.25%         23,893,490         $0.08
U.S. Emerging Growth Fund...            --           2,058,470        41,800,000          6.13          12,734,886          0.16
Small Cap Fund..............    $2,500,000             106,557         4,900,000          6.18           6,878,157          0.02
International Growth Fund...            --           4,971,311        30,300,000          6.29          10,441,170          0.48
Global Opportunities Fund...            --             616,120         5,200,000          6.11           3,520,990          0.17
Global 20 Fund..............            --             528,689         8,000,000          6.04           5,472,012          0.10
Global Communications Fund..            --           1,671,858        24,500,000          6.51          14,587,576          0.11
Emerging Markets Fund.......            --          10,371,858        37,600,000          6.17          28,580,289          0.36
Emerging Asia Fund..........            --           1,383,880         5,900,000          6.16           3,594,823          0.38

Under a Credit Agreement dated August 28, 1999, as amended, the Global Long-Short Fund may borrow cash of up to one-third of its total net asset value from Bank of America NT&SA. This Fund makes quarterly payments of a 0.12% annual commitment fee of the unutilized credit line balance. For the year ended June 30, 2000, the Global Long-Short Fund incurred $4,109,869 of interest expense.

For the year ended June 30, 2000, borrowings by the Global Long-Short Fund under the Credit Agreement were as follows:

                             Amount Outstanding   Average Amount       Maximum           Average                       Average Debt
Fund                            at 6/30/00         Outstanding     Debt Outstanding   Interest Rate   Average Shares     per Share
-----------------------------------------------------------------------------------------------------------------------------------
Global Long-Short Fund         $14,700,000         $62,948,087       $100,000,000          6.33%         14,656,261        $4.29

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the year ended June 30, 2000.

                                                       -----------------------
                                                        THE MONTGOMERY FUNDS
                                                       -----------------------
                                                                NOTES
                                                       -----------------------
                                                       TO FINANCIAL STATEMENTS



5. FOREIGN SECURITIES:

Certain Funds may purchase securities on foreign security exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include, among others, revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

6. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trusts have authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Because the Government Money Market Fund, the Federal Tax-Free Money Fund and the California Tax-Free Money Fund are money market funds, and money market funds sell shares, issue shares for reinvestment of dividends and redeem shares normally at a constant net asset value of $1 per share, the numbers of shares represented by such sales, reinvestments and redemptions are the same as the dollar amounts shown for such transactions.

                                                                    GLOBAL LONG-SHORT FUND

                                                                           THREE MONTHS ENDED
                                              YEAR ENDED 6/30/00                 6/30/99@                  YEAR ENDED 3/31/99
R SHARES:                                   SHARES          DOLLARS        SHARES         DOLLARS         SHARES         DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
Sold                                      7,426,035     $ 205,790,074     6,376,587     $115,011,592     2,502,705    $ 38,599,800
Issued as reinvestment of dividends         859,683        23,821,807            --               --            --              --
Reissued for name change from
 Class A shares                                  --                --      (446,290)      (8,621,700)    3,966,659      52,104,139
Redeemed                                 (7,333,613)     (212,171,350)           --               --    (1,392,567)    (21,334,896)
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                     952,105     $  17,440,531     5,930,297     $106,389,892     5,076,797    $ 69,369,043
----------------------------------------------------------------------------------------------------------------------------------

A SHARES:
----------------------------------------------------------------------------------------------------------------------------------
Sold                                             --                --            --               --     6,446,498    $ 93,356,477
Issued as reinvestment of dividends              --                --            --               --       198,228       2,711,754
Redeemed                                         --                --            --               --    (3,983,154)    (58,677,987)
Canceled for name change to
 Class R shares                                  --                --            --               --    (3,966,659)    (52,104,139)
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                          --                --            --               --    (1,305,087)   $(14,713,895)
----------------------------------------------------------------------------------------------------------------------------------

B SHARES:
----------------------------------------------------------------------------------------------------------------------------------
Sold                                         51,660     $   1,432,102           668     $     12,145     1,184,123    $ 16,623,219
Issued as reinvestment of dividends           3,689           100,078            --               --             1              15
Redeemed                                   (243,789)       (6,483,279)      (82,068)      (1,502,400)     (140,910)     (2,104,182)
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                    (188,440)    $  (4,951,099)      (81,400)    $ (1,490,255)    1,043,214    $ 14,519,052
----------------------------------------------------------------------------------------------------------------------------------

C SHARES:
----------------------------------------------------------------------------------------------------------------------------------
Sold                                         25,837     $     655,803             1     $         17       511,612    $  6,598,428
Issued as reinvestment of dividends             876            22,011            --               --             1              15
Redeemed                                    (68,785)       (1,801,773)      (24,511)        (421,313)     (103,968)     (1,287,689)
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                     (42,072)    $  (1,123,959)      (24,510)    $   (421,296)      407,645    $  5,310,754
----------------------------------------------------------------------------------------------------------------------------------

@ The Montgomery Global Long-Short Fund changed its fiscal year end from March 31 to June 30.

-----------------------
  THE MONTGOMERY FUNDS
-----------------------
         NOTES
-----------------------
TO FINANCIAL STATEMENTS


TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                                    GROWTH FUND
                                               YEAR ENDED 6/30/00                 YEAR ENDED 6/30/99
R SHARES:                                    SHARES           DOLLARS          SHARES           DOLLARS
------------------------------------------------------------------------------------------------------------
Sold                                        14,003,652     $ 305,532,629      18,104,217     $   390,073,046
Issued in exchange for shares
 of Montgomery International
 Small Cap Fund                                     --                --              --                  --
Issued as reinvestment of dividends          3,704,085        74,415,078       3,934,494          77,989,817
Redeemed                                   (25,584,599)     (553,484,206)    (52,908,132)     (1,124,668,296)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                     (7,876,862)    $(173,536,499)    (30,869,421)    $  (656,605,433)
------------------------------------------------------------------------------------------------------------

P SHARES:
------------------------------------------------------------------------------------------------------------
Sold                                         1,304,933     $  28,008,428           4,069     $        92,919
Issued in exchange for shares of
 Montgomery International Small
 Cap Fund                                           --                --              --                  --
Issued as reinvestment  of dividends             1,010            20,496             654              13,054
Redeemed                                    (1,237,764)      (26,553,673)         (4,132)            (87,473)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                         68,179     $   1,475,251             591     $        18,500
------------------------------------------------------------------------------------------------------------

                                                             U.S. EMERGING GROWTH FUND
                                                YEAR ENDED 6/30/00                 YEAR ENDED 6/30/99
R SHARES:                                    SHARES           DOLLARS          SHARES           DOLLARS
------------------------------------------------------------------------------------------------------------
Sold                                         5,766,884     $ 126,300,729       9,492,873       $ 128,296,684
Issued in exchange for shares of
 Montgomery Small Cap Opportunities Fund            --                --       3,376,958          60,368,327
Issued as reinvestment of dividends          1,667,736        32,837,733       1,089,727          23,479,369
Redeemed                                   (17,697,064)     (367,106,716)    (12,553,360)       (190,115,591)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                    (10,262,444)    $(207,968,254)      1,406,198       $  22,028,789
------------------------------------------------------------------------------------------------------------

                                                                 SMALL CAP FUND
                                               YEAR ENDED 6/30/00                 YEAR ENDED 6/30/99
R SHARES:                                    SHARES           DOLLARS          SHARES           DOLLARS
------------------------------------------------------------------------------------------------------------
Sold                                         2,881,534     $  60,948,220       1,500,979        $ 23,905,212
Issued as reinvestment of dividends                109             2,279       1,429,493          19,813,868
Redeemed                                    (5,095,176)     (107,780,765)     (5,909,461)        (90,955,913)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                     (2,213,533)    $ (46,830,266)     (2,978,989)       $(47,236,833)
------------------------------------------------------------------------------------------------------------

P SHARES:
------------------------------------------------------------------------------------------------------------
Sold                                           454,868     $   9,259,550         436,333        $  7,082,536
Issued as reinvestment of dividends                 23               471         218,219           2,980,874
Redeemed                                      (437,231)       (8,247,102)       (443,741)         (6,860,622)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                         17,660        $1,012,919         210,811        $  3,202,788
------------------------------------------------------------------------------------------------------------

                                                         SHORT DURATION GOVERNMENT BOND FUND
                                               YEAR ENDED 6/30/00                 YEAR ENDED 6/30/99
R SHARES:                                    SHARES           DOLLARS          SHARES           DOLLARS
------------------------------------------------------------------------------------------------------------
Sold                                        18,561,253     $ 184,566,653      21,806,908       $ 222,105,673
Issued as reinvestment of dividends            936,813         9,303,853         564,567           5,733,568
Redeemed                                   (17,508,875)     (174,025,703)    (13,542,909)       (137,742,612)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                      1,989,191     $  19,844,803       8,828,566       $  90,096,629
------------------------------------------------------------------------------------------------------------

P SHARES:
------------------------------------------------------------------------------------------------------------
Sold                                           274,982     $   2,712,071         460,384       $   4,668,471
Issued as reinvestment of dividends              3,763            37,715           8,030              81,193
Redeemed                                      (252,958)       (2,492,766)        (81,036)           (811,602)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                         25,787     $     257,020         387,378       $   3,938,062
------------------------------------------------------------------------------------------------------------

                                                       -----------------------
                                                        THE MONTGOMERY FUNDS
                                                       -----------------------
                                                                NOTES
                                                       -----------------------
                                                       TO FINANCIAL STATEMENTS


                                                                    INTERNATIONAL GROWTH FUND
                                                   YEAR ENDED 6/30/00                             YEAR ENDED 6/30/99
R SHARES:                                    SHARES                DOLLARS                 SHARES                   DOLLARS
-----------------------------------------------------------------------------------------------------------------------------
Sold                                      30,551,675           $ 663,070,403             21,750,207             $ 400,464,468
Issued in exchange for shares
 of Montgomery International
 Small Cap Fund                            1,265,707              27,748,104                     --                        --
Issued as reinvestment of dividends          183,389               4,045,551                 51,019                   905,589
Redeemed                                 (34,990,975)           (770,997,386)           (13,289,899)             (242,379,952)
-----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                   (2,990,204)          $ (76,133,328)             8,511,327             $ 158,990,105
-----------------------------------------------------------------------------------------------------------------------------

P SHARES:
-----------------------------------------------------------------------------------------------------------------------------
Sold                                       3,156,566           $  71,473,123                137,543             $   2,367,177
Issued in exchange for shares of
 Montgomery International Small
 Cap Fund                                        136                   2,965                     --                        --
Issued as reinvestment  of dividends             175                   3,861                     --                     4,968
Redeemed                                  (2,826,438)            (64,720,194)               (13,504)                 (244,213)
-----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                      330,439           $   6,759,755                124,039             $   2,127,932
-----------------------------------------------------------------------------------------------------------------------------

                                   GLOBAL COMMUNICATIONS FUND                            EMERGING ASIA FUND
                      YEAR ENDED 6/30/00            YEAR ENDED 6/30/99         YEAR ENDED 6/30/00          YEAR ENDED 6/30/99
R SHARES:          SHARES            DOLLARS       SHARES       DOLLARS       SHARES        DOLLARS       SHARES         DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
Sold               20,586,299  $ 732,677,750    16,399,838  $ 370,661,069    2,498,798   $ 28,588,188    19,688,601   $ 157,590,021
Issued in
 exchange for
 shares of
 Montgomery
 Small Cap
 Opportunities
 Fund                      --             --            --             --           --             --            --              --
Issued as
 reinvestment
 of dividends       2,436,866     82,219,864     1,295,937     25,594,755      192,844      2,132,855            --              --
Redeemed          (21,706,433)  (768,148,169)  (16,095,950)  (355,421,630)  (5,403,267)   (59,908,722)  (18,491,655)   (143,526,077)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/
 (decrease)         1,316,732  $  46,749,445     1,599,825  $  40,834,194   (2,711,625)  $(29,187,679)    1,196,946   $  14,063,944
-----------------------------------------------------------------------------------------------------------------------------------

                                    GLOBAL 20 FUND                                          BALANCED FUND
                   YEAR ENDED 6/30/00            YEAR ENDED 6/30/99         YEAR ENDED 6/30/00          YEAR ENDED 6/30/99
R SHARES:      SHARES         DOLLARS          SHARES       DOLLARS       SHARES        DOLLARS       SHARES         DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
Sold                3,964,823  $  91,767,662     4,487,757  $  90,080,135      848,970   $ 14,033,052       871,727    $ 15,336,419
Issued as
 reinvestment
 of dividends         686,490     15,294,998       650,669     11,789,988      262,775      4,193,173     1,504,322      22,440,907
Redeemed           (5,738,075)  (132,841,369)  (11,827,599   (231,636,588)  (2,155,169)   (34,752,120)   (4,248,757)    (70,150,396)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/
 (decrease)        (1,086,762) $ (25,778,709)   (6,689,173) $(129,766,465)  (1,043,424)  $(16,525,895)   (1,872,708)   $(32,373,070)
-----------------------------------------------------------------------------------------------------------------------------------

P SHARES:
-----------------------------------------------------------------------------------------------------------------------------------
Sold                  320,225  $   7,338,250         1,804  $      37,885      175,299   $  2,931,313         1,078    $     17,773
Issued as
 reinvestment
 of dividends             167          3,647            69          1,238        3,622         57,954           914          13,679
Redeemed             (322,023)    (7,432,326)       (1,820)       (45,019)      (7,051)      (116,434)       (2,344)        (39,000)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/
 (decrease)            (1,631) $     (90,429)           53  $      (5,896)     171,870   $  2,872,833          (352)   $     (7,548)
-----------------------------------------------------------------------------------------------------------------------------------

                                                     EMERGING MARKETS FUND
                               YEAR ENDED 6/30/00                             YEAR ENDED 6/30/99
R SHARES:                SHARES               DOLLARS                     SHARES                 DOLLARS
------------------------------------------------------------------------------------------------------------
Sold                   51,074,497          $ 598,964,106                63,953,630             $ 537,114,591
Issued as
 reinvestment of
 dividends                     --                     --                        --                        --
Redeemed              (60,616,996)          (713,842,379)             (107,275,950)             (908,071,587)
------------------------------------------------------------------------------------------------------------
Net increase/
 (decrease)            (9,542,499)         $(114,878,273)              (43,322,320)            $(370,956,996)
------------------------------------------------------------------------------------------------------------

P SHARES:
------------------------------------------------------------------------------------------------------------
Sold                   11,830,121          $ 140,438,637                    24,153             $     211,598
Issued as
 reinvestment of
 dividends                     --                     --                        --                        --
Redeemed              (11,327,916)          (135,575,744)                  (14,780)                 (129,243)
------------------------------------------------------------------------------------------------------------
Net increase/
 (decrease)               502,205          $   4,862,893                     9,373             $      82,355
------------------------------------------------------------------------------------------------------------

------------------------
  THE MONTGOMERY FUNDS
------------------------
         NOTES
------------------------
TO FINANCIAL STATEMENTS


TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                        GLOBAL OPPORTUNITIES FUND
                                           YEAR ENDED 6/30/00                    YEAR ENDED 6/30/99
R SHARES:                              SHARES             DOLLARS            SHARES            DOLLARS
---------------------------------------------------------------------------------------------------------
Sold                                 10,248,923        $ 235,157,152        4,863,038       $  83,285,653
Issued as reinvestment of dividends     221,318            5,083,663          387,823           5,976,349
Redeemed                             (9,500,934)        (219,220,913)      (7,299,062)       (127,006,826)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                 969,307        $  21,019,902       (2,048,201)      $ (37,744,824)
---------------------------------------------------------------------------------------------------------

                                                        TOTAL RETURN BOND FUND
                                           YEAR ENDED 6/30/00                    YEAR ENDED 6/30/99
R SHARES:                              SHARES             DOLLARS            SHARES            DOLLARS
---------------------------------------------------------------------------------------------------------
Sold                                    448,134         $  4,974,812        2,212,229       $  27,532,949
Issued as reinvestment of dividends     234,682            2,676,890          295,215           3,526,016
Redeemed                             (1,501,387)         (16,990,138)      (5,455,138)        (67,406,459)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                (818,571)        $ (9,338,436)      (2,947,694)      $ (36,347,494)
---------------------------------------------------------------------------------------------------------

                                                 CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
                                           YEAR ENDED 6/30/00                    YEAR ENDED 6/30/99
R SHARES:                              SHARES             DOLLARS            SHARES            DOLLARS
---------------------------------------------------------------------------------------------------------
Sold                                    413,988         $  5,170,700        2,076,450       $ 27,138,488
Issued as reinvestment of dividends     116,853            1,467,569          114,589          1,497,553
Redeemed                             (1,597,742)         (19,997,148)      (1,727,339)       (22,532,247)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)              (1,066,901)        $(13,358,879)         463,700       $  6,103,794
---------------------------------------------------------------------------------------------------------



                                                              GOVERNMENT MONEY MARKET FUND

                                                     YEAR ENDED 6/30/00           YEAR ENDED 6/30/99
R SHARES:                                            SHARES AND DOLLARS           SHARES AND DOLLARS
---------------------------------------------------------------------------------------------------------
Sold                                                 $ 1,884,333 ,694             $ 3,814,709 ,697
Issued as reinvestment of dividends                        32,733,944                   25,371,449
Redeemed                                               (1,697,866,337)              (3,989,350,677)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                              $    219,201,301             $   (149,269,531)
---------------------------------------------------------------------------------------------------------

P SHARES:
---------------------------------------------------------------------------------------------------------
Sold                                                 $    244,957,597             $          1,008
Issued as reinvestment of dividends                            50,302                           17
Redeemed                                                 (236,356,286)                        (100)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                              $      8,651,613             $            925
---------------------------------------------------------------------------------------------------------



                                                              FEDERAL TAX-FREE MONEY FUND
                                                     YEAR ENDED 6/30/00           YEAR ENDED 6/30/99
R SHARES:                                            SHARES AND DOLLARS           SHARES AND DOLLARS
---------------------------------------------------------------------------------------------------------
Sold                                                   $  756,884,288              $ 1,061,020,071
Issued as reinvestment of dividends                         4,328,017                    3,011,207
Redeemed                                                 (729,697,619)              (1,064,973,373)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                $   31,514,686              $      (942,095)
---------------------------------------------------------------------------------------------------------



                                                              CALIFORNIA MONEY MARKET FUND

                                                     YEAR ENDED 6/30/00           YEAR ENDED 6/30/99
R SHARES:                                            SHARES AND DOLLARS           SHARES AND DOLLARS
---------------------------------------------------------------------------------------------------------
Sold                                                  $  862,563,593               $ 1,369,794,351
Issued as reinvestment of dividends                        8,745,120                     5,769,768
Redeemed                                                (785,384,524)               (1,269,880,170)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease)                               $   85,924,189               $   105,683,949
---------------------------------------------------------------------------------------------------------

                                                        ------------------------
                                                          THE MONTGOMERY FUNDS
                                                        ------------------------
                                                                 NOTES
                                                        ------------------------
                                                        TO FINANCIAL STATEMENTS




                                                                 EMERGING MARKETS FOCUS FUND

                                            YEAR ENDED 6/30/00           PERIOD ENDED 6/30/99*           YEAR ENDED 3/31/99
R SHARES**:                               SHARES         DOLLARS        SHARES          DOLLARS        SHARES         DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                        217,215       $ 3,655,713      213,213      $ 2,396,514            --             --
Issued as reinvestment of dividends           1,259            20,159           --               --            --             --
Redeemed                                   (127,280)       (1,885,081)     (19,222)        (228,809)           --             --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                      91,194       $ 1,790,791      193,991      $ 2,167,705            --             --
-----------------------------------------------------------------------------------------------------------------------------------


A SHARES***:
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                             --       $        --       21,917      $   244,594       746,596    $ 7,655,077
Issued as reinvestment of dividends              --                --           --               --         8,306         63,151
Redeemed                                         --                --     (193,761)      (2,162,372)     (739,577)    (5,983,612)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                          --       $        --     (171,844)     $(1,917,778)       15,325    $ 1,734,616
-----------------------------------------------------------------------------------------------------------------------------------


B SHARES+:
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                             --       $        --           58      $       595         1,641    $    17,057
Issued as reinvestment of dividends              --                --           --               --            --             --
Redeemed                                         --                --       (1,721)         (17,872)           --             --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                          --       $        --       (1,663)     $   (17,277)        1,641    $    17,057
-----------------------------------------------------------------------------------------------------------------------------------


C SHARES+:
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                             --       $        --        6,236      $    66,128        38,800    $   342,778
Issued as reinvestment of dividends              --                --           --               --            --             --
Redeemed                                         --                --      (15,534)        (195,310)     (42,510)       (359,103)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                          --       $        --       (9,298)     $  (129,182)      (3,710)    $   (16,325)
-----------------------------------------------------------------------------------------------------------------------------------


+   On May 31, 1999, Class B and C shares of the Institutional Series:
    Montgomery Emerging Markets Focus Fund ceased operations.
* The Montgomery Emerging Market Focus Fund changed its fiscal year end from March 31 to June 30.
** The Montgomery Emerging Market Focus Fund Institutional shares were redesignated as Class R shares on December 31, 1999.
*** On May 28, 1999, Class A shares of the  Institutional Series: Emerging
    Markets Focus Fund converted from Institutional shares.

------------------------
  THE MONTGOMERY FUNDS
------------------------
         NOTES
------------------------
TO FINANCIAL STATEMENTS



7. CAPITAL LOSS CARRYFORWARDS:

At June 30, 2000, the following Funds had available for federal tax purposes unused capital losses as follows:

Fund                                                   Expiring in 2004    Expiring in 2006    Expiring in 2007    Expiring in 2008
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund.................................               --       $  83,822,425      $  199,540,290       $  22,330,736
Emerging Markets Focus Fund...........................               --             676,866             381,957                  --
Emerging Asia Fund....................................               --           2,085,531           7,682,883
Total Return Bond Fund................................               --                  --                  --             484,122
Short Duration Government
  Bond Fund...........................................               --                  --                  --           1,280,617
California Tax-Free Intermediate
  Bond Fund...........................................               --                  --                  --              51,827
Federal Tax-Free Money Fund...........................               --                 873                  45              20,320
California Tax-Free Money Fund........................       $    6,712                  23                  --               2,649

The following Funds utilized capital loss carryforward during the year:

Fund                                                           Amount
-----------------------------------------------------------------------
Small Cap Fund............................................   $6,876,862
Emerging Markets Focus Fund...............................      473,898
Emerging Asia Fund........................................    2,220,279

Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year ended June 30, 2001. The following Funds elected to defer losses occurring between November 1, 1999, and June 30, 2000, under these rules as follows:

Fund                                                           Amount
-----------------------------------------------------------------------
Emerging Markets Focus Fund................................  $   11,809
Emerging Asia Fund.........................................      42,044
Total Return Bond Fund.....................................     504,544
Short Duration Government Bond Fund........................   1,226,722
California Tax-Free Intermediate Bond Fund.................     255,276
Federal Tax Free Money Fund................................         906
California Tax-Free Money Fund.............................      12,558


8. REORGANIZATION:

On April 5, 2000, the Montgomery International Growth Fund, as listed below ("Acquiring Fund"), acquired substantially all of the assets and liabilities of the Montgomery International Small Cap Fund, as listed below ("Acquired Fund"), in a tax-free reorganization in an exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Board of Trustees and shareholders of the Acquired Fund. The net assets of the International Small Cap Fund were exchanged for Class R shares of the International Growth Fund. Net assets as of the reorganization date were as follows:

                                                                                Total Net Assets of
                                      Total Net Assets of  Total Net Assets of  Acquiring Fund After  Acquired Fund Unrealized
Acquiring Fund    Acquired Fund          Acquired Fund        Acquiring Fund         Acquisition            Appreciation
------------------------------------------------------------------------------------------------------------------------------
International     International Small     $27,751,404          $186,758,164         $214,509,568             $2,607,524
    Growth Fund     Cap Fund

                                                        ------------------------
                                                         THE MONTGOMERY FUNDS
                                                        ------------------------
                                                              INDEPENDENT
                                                            AUDITORS' REPORT
                                                        ------------------------


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE MONTGOMERY FUNDS AND THE MONTGOMERY FUNDS II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios investments and schedule of short sales, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Montgomery Growth Fund, Montgomery U.S. Emerging Growth Fund, Montgomery Small Cap Fund, Montgomery Balanced Fund (formerly Montgomery U.S Asset Allocation fund), Montgomery International Growth Fund, Montgomery Global Opportunities Fund, Montgomery Global 20 Fund (formerly Montgomery Select 50
Fund), Montgomery Global Long-Short Fund, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Markets Focus Fund, Montgomery Emerging Asia Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Money Market Fund, Montgomery Federal Tax-Free Money Fund, Montgomery California Tax-Free Money Fund (all portfolios of The Montgomery Funds) and (two portfolios of The Montgomery Funds II) (collectively the "Funds") at June 30, 2000, the results of each of their operations, the changes in each of their net assets, their cash flows and the financial highlights for the periods presented between July 1, 1997 and June 30, 2000, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

The financial highlights of the Funds for the periods preceding July 1, 1997 were audited by other independent accountants whose report dated August 8, 1997 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, CA
August 18, 2000

------------------------
THE MONTGOMERY FUNDS
------------------------
   TAX INFORMATION
------------------------
  FISCAL YEAR ENDED
    JUNE 30, 2000
     (UNAUDITED)

In accordance with the Code, the following Funds are designating the following amounts as long-term capital-gain dividends:

Growth Fund.....................................................$  48,092,772
U.S. Emerging Growth Fund.......................................   64,349,780
Small Cap Fund..................................................   42,996,243
Balanced Fund...................................................    3,594,409
International Growth Fund.......................................    9,453,161
Global Opportunities Fund.......................................    5,178,132
Global 20 Fund..................................................   17,701,265
Global Long-Short Fund..........................................   22,685,274
Global Communications Fund......................................   63,619,691

Of the distributions made from investment income, the following percentages are tax exempt for regular federal income-tax purposes:

California Tax-Free Intermediate Bond Fund......................       99.99%
Federal Tax-Free Money Fund.....................................      100.00
California Tax-Free Money Fund..................................       99.70

The following Funds are designating the following percentages of distributions made from net investment income, as stated in these financial statements, as net investment income dividends that qualify for the dividends-received deduction with regard to the Funds' corporate shareholders:

Growth Fund.....................................................      100.00%
Balanced Fund...................................................       22.06
Global Opportunities Fund.......................................        1.35
Global 20 Fund..................................................       11.62
Global Long-Short Fund..........................................        0.04
Global Communication Fund.......................................        0.13

The Following Funds may elect under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the fiscal year ended June 30, 2000, foreign income and foreign taxes paid relating to foreign sources and possessions of the United States on a per-share basis were as follows:



                                                      Foreign         Foreign
Fund                                                  Income          Taxes
--------------------------------------------------------------------------------

International Growth Fund.........................  $ 2,106,758     $ 203,886
Global Opportunities Fund.........................      501,479        52,875
Global Long-Short Fund............................    2,032,443        48,983
Global Communications Fund........................    1,221,292       151,684


The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

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













THIS PAGE INTENTIONALLY LEFT BLANK.

                                                      --------------------------
                                                        THE MONTGOMERY FUNDS
                                                      --------------------------
                                                      INTERNATIONAL 20 PORTFOLIO
                                                      --------------------------
                                                        PORTFOLIO HIGHLIGHTS

INVESTMENT REVIEW

Q: HOW DID THE PORTFOLIO PERFORM BETWEEN DECEMBER 31, 1999 (ITS INCEPTION DATE) AND JUNE 30, 2000?

A: The Portfolio outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index, with a return of 0.10%, compared with -3.95% for the index.

Q: WHAT MAIN FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

A: Good stock selection enabled the Portfolio to outperform its benchmark by a wide margin. One of the Portfolio's strongest holdings was Nokia, the world's leading provider of wireless handsets, which also has a significant telecommunications infrastructure business. Nokia's dominant position in the industry helped it avoid component shortages that hurt several of its competitors during the first half of 2000. This and other evidence of Nokia's continued market leadership and innovation bolstered its shares during the reporting period.

Another strong performer was Alcatel. Shares of this French company had lagged those of its competitors for most of the past decade, but recently the company has emerged as a very strong player in the telecom-equipment sector. We bought Alcatel's stock in early 2000, as it was announcing plans to acquire Newbridge Networks. With the acquisition of Newbridge, we saw Alcatel as an attractively valued company with a strong presence in several key segments of the telecom-equipment landscape. As the magnitude of Alcatel's transformation became more widely known, its stock appreciated significantly.

Other strong holdings included Samsung Electronics of South Korea and Elan Pharmaceuticals, which is based in Ireland.

Q: WERE THERE ANY DISAPPOINTMENTS?

A: Growth stocks struggled during much of the second quarter, with telecom stocks among the hardest hit. Many of these companies have been making huge capital expenditures to build networks, and rising interest rates have increased their financing costs. The previously hot initial public offering (IPO) market has also slowed, casting some doubt on the future of companies in need of near-term funding. In addition, foreign telecom stocks were depressed by the unexpectedly high prices paid at auction for third-generation wireless licenses in the United Kingdom. Investors and companies alike began reassessing the costs of developing third-generation wireless networks, which would enable users to access the Internet and receive high-quality audio and video feeds via cellular phones. Although these trends affected some of the Portfolio's holdings, as growth stocks began to recover in late May and June they ended the first half on a more positive note.

--------------------------------------------------------------------------------
                              PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
John Boich, CFA ....................................... Senior Portfolio Manager
Oscar Castro, CFA ..................................... Senior Portfolio Manager

--------------------------------------------------------------------------------
                              PORTFOLIO PERFORMANCE
--------------------------------------------------------------------------------
                             Total returns for the
                              period ended 6/30/00

--------------------------------------------------------------------------------
                          MONTGOMERY INTERNATIONAL 20
                                   PORTFOLIO
Since inception (12/31/99) ............................................... 0.10%
--------------------------------------------------------------------------------
                                MSCI EAFE INDEX
Since 12/31/99 ......................................................... (3.95)%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less that their original cost.

The performance figures provided do not reflect the effect of (i) any securities purchased or sold by the Portfolio after 6/30/00 but that were effective on 6/30/00 or (ii) any purchases or redemptions of Portfolio shares completed after 6/30/00 that were effective on 6/30/00.


                        Montgomeery International                              Lipper International Funds
                             20 Portfolio(1)             MSCI EAFE Index               Average(2)
                             ---------------             ---------------               ----------
Jan-00                            10120                        9366                       9443
Feb-00                            11290                        9620                      10075
Mar-00                            11700                        9995                      10130
Apr-00                            10670                        9471                       9472
May-00                             9790                        9241                       9141
Jun-00                            10010                        9605                       9542

(1) The Morgan Stanley Capital International EAFE Index is composed of 20 developed market countries in Europe, Australasia and the Far East.
(2) The Lipper International Funds Average consists of 1,714 funds.

--------------------------
  THE MONTGOMERY FUNDS
--------------------------
INTERNATIONAL 20 PORTFOLIO
--------------------------
  PORTFOLIO HIGHLIGHTS

Q: WHAT OPPORTUNITIES DO YOU SEE GOING FORWARD, AND HOW IS THE PORTFOLIO POSITIONED TO TAKE ADVANTAGE OF THEM?

A: Reflecting an aggregate picture of our bottom-up stock selection process, the Portfolio is now overweighted in Europe and underweighted in Japan. We remain very selective in Japan, focusing primarily on companies that have more-transparent, Western-style approaches to shareholder relations.

In addition, the Portfolio remains overweighted in tech and telecom stocks. We continue to look for companies that, in our opinion, have strong management teams, good earnings visibility and the best potential to deliver positive earnings surprises. Going forward we expect to see continued mergers and acquisitions, particularly in the telecom industry, as many companies are looking to increase their scale, global reach and product lines through strategic acquisitions. A continuation of this trend should be very positive for these companies and for the Portfolio.


---------------------------------------------
TOP TEN HOLDINGS
---------------------------------------------
(as a percentage of total net assets)
Samsung Electronics, GDR ...............6.0%
Scottish Power PLC, ADR ................4.7%
ABB Ltd. ...............................4.5%
Elan Corporation PLC, ADR ..............4.3%
Nokia Oyj ..............................4.2%
Alcatel S.A., ADR ......................4.1%
FLAG Telecom Holdings Ltd. .............4.0%
Cable & Wireless Optus Ltd. ............3.9%
Serono S.A. ............................3.8%
Pearson PLC ............................3.7%


---------------------------------------------
TOP FIVE COUNTRIES
---------------------------------------------
(as a percentage of total net assets)
United Kingdom........................22.9%
Germany...............................10.2%
France................................10.0%
Switzerland............................8.4%
Finland................................8.1%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Because the International 20 Portfolio concentrates its assets in relatively few holdings (generally 20 to 30), shareholders may be exposed to greater risks than with more diversified funds.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.

Please be aware that foreign investing involves certain risks, including currency fluctuations and economic and political instability.

                                                      --------------------------
                                                        THE MONTGOMERY FUNDS
                                                      --------------------------
                                                      INTERNATIONAL 20 PORTFOLIO
                                                      --------------------------
                                                            INVESTMENTS

PORTFOLIO INVESTMENTS
June 30, 2000


       SHARES                                                                                            VALUE (NOTE 1)
COMMON STOCKS - 92.9%
AUSTRALIA - 3.9%
  29,400  Cable & Wireless Optus Ltd. (Other Telephone/Communication) ..........................       $    87,445

BERMUDA - 4.0%
  6,000   FLAG Telecom Holdings Ltd.+ (Other Telephone/Communication) ..........................            89,625

FINLAND - 8.1%
  1,864   Nokia Oyj (Telecommunications Equipment) .............................................            95,028
    200   Nokia Oyj, ADR (Telecommunications Equipment) ........................................             9,987
  1,700   Sonera Oyj (Other Telephone/Communication) ...........................................            77,425
                                                                                                         -----------
                                                                                                             182,440
FRANCE - 10.0%
  1,400   Alcatel S.A., ADR (Telecommunications Equipment) .....................................            93,100
    323   Castorama Dubois S.A. (Building Material Chains) .....................................            79,792
    620   Vivendi (Water Supply) ...............................................................            54,671
                                                                                                         -----------
                                                                                                             227,563
GERMANY - 10.2%
    770   Consors Discount Broker AG+ (Investment Bankers/Brokers/Services) ....................              68,669
  1,050   Infineon Technologies AG+ (Electronic Components) ....................................              83,124
    250   Muenchener Rueckversicherungs-Gesellschaft AG (Multi-Line Insurance) .................              79,284
                                                                                                         -----------
                                                                                                             231,077
IRELAND - 4.3%
  2,000   Elan Corporation PLC, ADR+ (Other Pharmaceuticals) ...................................              96,875

JAPAN - 6.2%
      3   NTT DoCoMo, Inc. (Cellular Telephone) ................................................              81,115
    200   Rohm Company, Ltd. (Semiconductors) ..................................................              58,599
                                                                                                         -----------
                                                                                                             139,714
KOREA - 6.0%
    698   Samsung Electronics, GDR++ (Diversified Electronic Products) .........................             136,808

NETHERLANDS - 3.5%
  1,900   Versatel Telecom International N.V.+ (Other Telephone/Communication) .................              79,737

PORTUGAL - 3.3%
 14,400   Banco Comercial Portugues S.A. (Non-U.S. Banks) ......................................              74,854

SWITZERLAND - 8.4%
    860   ABB Ltd. (Electrical Products) .......................................................             102,820
    104   Serono S.A. (Other Pharmaceuticals) ..................................................              86,608
                                                                                                         -----------
                                                                                                             189,428
UNITED KINGDOM - 22.9%
  8,900   Diageo PLC (Food Distributors) .......................................................              79,970
 10,050   Freeserve PLC+ (Internet Services) ...................................................              48,953
 16,780   Invensys PLC (Engineering & Construction) ............................................              62,823
  6,400   Next PLC (Clothing/Shoe/Accessory Stores) ............................................              56,200
  2,700   Pearson PLC (Books/Magazines) ........................................................              84,341
  3,200   Scottish Power PLC, ADR (Non-U.S. Utilities) .........................................             107,000
 19,566   Vodafone AirTouch PLC (Cellular Telephone) ...........................................              79,617
                                                                                                         -----------
                                                                                                             518,904

UNITED STATES - 2.1%
    700   Flextronics International Ltd.+ (Electronic Components) ..............................              48,103

TOTAL COMMON STOCKS
 (Cost $2,133,439) .............................................................................           2,102,573
                                                                                                         -----------
MONEY MARKET FUND - 0.0%@
    413   Chase Vista Federal Money Market Fund (Cost $413) ....................................                 413
                                                                                                         -----------
TOTAL SECURITIES
 (Cost $2,133,852) .............................................................................           2,102,986
                                                                                                         -----------
PRINCIPAL AMOUNT

REPURCHASE AGREEMENTS - 10.3%
$ 77,500      Agreement with Chase Manhattan Bank, Tri-Party, 7.000% dated
              06/30/00, to be repurchased at $77,545 on 07/03/00,
              collateralized by $79,050 market value of U.S. government and mortgage-backed securities, having various maturities and
              interest rates ...................................................................              77,500

  77,500      Agreement with Greenwich Capital Markets, Tri-Party, 7.000%
              dated 06/30/00, to be repurchased at $77,545 on 07/03/00,
              collateralized by $79,050 market value of U.S. government and mortgage-backed securities, having various maturities and
              interest rates ...................................................................              77,500

The accompanying notes are an integral part of these financial statements.

 --------------------------
    THE MONTGOMERY FUNDS
--------------------------
INTERNATIONAL 20 PORTFOLIO
--------------------------
         INVESTMENTS


PRINCIPLE AMOUNT                                                                                      VALUE (NOTE 1)

REPURCHASE AGREEMENTS - CONTINUED
$  78,000  Agreement with Merrill Lynch, Tri-Party, 7.000% dated 06/30/00, to be repurchased at $78,045 on 07/03/00, collateralized by $79,560 market value of U.S. government and mortgage-backed securities, having
           various maturities and interest rates...................................................    $      78,000
                                                                                                       --------------
TOTAL REPURCHASE AGREEMENTS
(Cost $233,000)....................................................................................          233,000
                                                                                                       --------------
TOTAL INVESTMENTS -- 103.2%
(Cost $2,366,852*).................................................................................        2,335,986
OTHER ASSETS AND LIABILITIES -- (3.2)%
(Net)..............................................................................................          (71,918)
                                                                                                       --------------
NET ASSETS -- 100.0%................................................................................    $  2,264,068
                                                                                                       --------------
                                                                                                       --------------

*  Aggregate cost for federal tax purposes $2,366,852.
+  Non-income-producing security.
++ 144A security. Certain conditions for public sale may exist.
@  Amount represents less than 0.1%.

ABBREVIATIONS
ADR American Depositary Receipt
GDR Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

                                                      --------------------------
                                                        THE MONTGOMERY FUNDS
                                                      --------------------------
                                                             STATEMENTS OF
                                                        ASSETS AND LIABILITIES
                                                      --------------------------
                                                            JUNE 30, 2000


                                                                                                 MONTGOMERY
ASSETS:                                                                                  INTERNATIONAL 20 PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
  Securities ....................................................................................        $2,102,986
  Repurchase agreements .........................................................................           233,000
                                                                                                          ---------
Total Investments                                                                                         2,335,986
Receivables:
  Investment securities sold ....................................................................            40,782
  Expenses absorbed by Manager ..................................................................               430
  Dividends .....................................................................................               218
  Interest ......................................................................................               109
                                                                                                          ---------
Total Assets                                                                                              2,377,525
                                                                                                          ---------

LIABILITIES:
----------------------------------------------------------------------------------------------------------------------
Forward foreign-currency exchange contracts:
  Net unrealized depreciation of forward foreign-currency exchange contracts (note 3) ...........               149
Payables:
  Investment securities purchased ...............................................................            79,338
  Transfer agency and servicing fees ............................................................             3,398
  Management fees (note 2) ......................................................................             1,913
  Custodian fees ................................................................................             1,350
  Trustees' fees and expenses (note 2) ..........................................................               787
  Accounting fees ...............................................................................               239
  Administration fees ...........................................................................               133
  Other accrued liabilities and expenses ........................................................            26,150
                                                                                                          ---------
Total Liabilities                                                                                           113,457
                                                                                                          ---------
Net Assets                                                                                               $2,264,068
Investments at identified cost ..................................................................        $2,366,852

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss .................................................................          $(14,417)
Accumulated net realized loss on securities sold, forward foreign-currency exchange
   contracts and foreign-currency transactions ..................................................          (165,091)
Net unrealized depreciation of investments, forward foreign-currency exchange contracts,
   foreign-currency transactions and other assets ...............................................           (30,845)
Shares of beneficial interest ...................................................................             2,261
Additional paid-in capital ......................................................................         2,472,160
                                                                                                          ----------
Net Assets                                                                                               $2,264,068

NET ASSETS:
----------------------------------------------------------------------------------------------------------------------
Net assets.......................................................................................        $2,264,068
Number of Fund shares outstanding................................................................           226,113
Net asset value, offering and redemption price per share outstanding.............................            $10.01
                                                                                                          ----------

The accompanying notes are an integral part of these financial statements.

--------------------------
  THE MONTGOMERY FUNDS
--------------------------
STATEMENTS OF OPERATIONS
--------------------------
PERIOD ENDED JUNE 30, 2000


                                                                                                         Montgomery
                                                                                                      International 20
NET INVESTMENT INCOME:                                                                                   Portfolio*
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                                                  $   8,119
Dividends (net of foreign withholding taxes of $459)                                                          5,206
                                                                                                          ----------
Total Income                                                                                                 13,325
                                                                                                          ----------
EXPENSES:
Legal and audit fees                                                                                         16,720
Management fee (note 2)                                                                                      11,254
Printing fees                                                                                                 9,030
Custodian fee                                                                                                 5,399
Transfer agency and servicing fees                                                                            4,917
Registration fees                                                                                             2,629
Trustees' fees (note 2)                                                                                       1,800
Administration fee (note 2)                                                                                     716
Accounting expenses                                                                                             492
Other                                                                                                         4,240
                                                                                                          ----------
Total Expenses                                                                                               57,197
Fees deferred and/or expenses absorbed by Manager (note 2)                                                  (40,322)
                                                                                                          ----------
Net Expenses                                                                                                 16,875
                                                                                                          ----------
NET INVESTMENT LOSS                                                                                          (3,550)
                                                                                                          ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
----------------------------------------------------------------------------------------------------------------------
Net realized loss from:
  Securities transactions                                                                                  (165,091)
  Foreign-currency transactions and other assets                                                            (14,417)
                                                                                                          ----------
Net Realized Loss on Investments                                                                           (179,508)
Net change in unrealized appreciation/(depreciation) of:
  Securities                                                                                                (30,866)
  Forward foreign-currency exchange contracts                                                                  (149)
  Foreign-currency transactions and other assets                                                                170
                                                                                                          ----------
Net Unrealized Depreciation of Investments                                                                  (30,845)
                                                                                                          ----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                            (210,353)
                                                                                                          ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $(213,903)
                                                                                                          ----------

*The Montgomery International 20 Portfolio commenced operations on December 31, 1999.

The accompanying notes are an integral part of these financial statements.

                                                      --------------------------
                                                        THE MONTGOMERY FUNDS
                                                      --------------------------
                                                        STATEMENT OF CHANGES
                                                           IN NET ASSETS
                                                      --------------------------

                                                                                                  MONTGOMERY
                                                                                         INTERNATIONAL 20 PORTFOLIO*
--------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:                                                         PERIOD ENDED 6/30/00
----------------------------------------------------------------------------------------------------------------------
Net investment loss .......................................................................               $   (3,550)
Net realized loss on securities, forward foreign-currency exchange contracts and
  foreign-currency transactions and other assets during the period ........................                 (179,508)
Net unrealized depreciation of securities, forward foreign-currency exchange
  contracts, foreign-currency transactions and other assets during the period .............                  (30,845)
                                                                                                          ----------
Net Decrease in Net Assets Resulting from Operations ......................................                 (213,903)

BENEFICIAL INTEREST TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------
Net increase from beneficial interest transactions (note 4) ...............................                2,477,971
                                                                                                          ----------
Net Increase in Net Assets ................................................................                2,264,068

NET ASSETS:
----------------------------------------------------------------------------------------------------------------------
Beginning of period .......................................................................                        -
End of Period .............................................................................               $2,264,068
Accumulated Investment Loss ...............................................................               $  (14,417)

*The Montgomery International 20 Portfolio commenced operations on December 31, 1999.

The accompanying notes are an integral part of these financial statements.

 --------------------------
    THE MONTGOMERY FUNDS
--------------------------
    FINANCIAL HIGHLIGHTS
--------------------------

                                                                                                   MONTGOMERY
                                                                                                INTERNATIONAL 20
                                                                                                    PORTFOLIO
Selected Per-Share Data for the Period Ended:                                                 PERIOD ENDED JUNE 30,
                                                                                              ---------------------
                                                                                                           2000(a)

NET ASSET VALUE - BEGINNING OF PERIOD                                                                          $10.00
---------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                             (0.02)
Net realized and unrealized gain on investments                                                                  0.03++
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations                                                  0.01
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                                                $10.01
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                                                    0.10%
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                                              $2,264
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                                                     (0.35)%+
---------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                                                $(0.20)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                           114%
---------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                                                 1.65%+
---------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense                             5.59%+
---------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                                                 1.65%+
---------------------------------------------------------------------------------------------------------------------

(a) The Montgomery International 20 Portfolio commenced operations on December 31, 1999.
 * Total return represents aggregate total return for the period indicated.
 +  Annualized.
++ The amounts shown in this caption for each share outstanding throughout the period may not be in accordance with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the Portfolio.


The accompanying notes are an integral part of these financial statements.

                                                      --------------------------
                                                        THE MONTGOMERY FUNDS
                                                      --------------------------
                                                               NOTES
                                                      --------------------------
                                                       TO FINANCIAL STATEMENTS


The Montgomery Funds and The Montgomery Funds II (individually, the "Trust" and, collectively, the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. As of June 30, 2000, the Trusts had 21 publicly offered series (individually, a "Fund" and, collectively, the "Funds"). The Montgomery Funds include the following: Montgomery Growth Fund, Montgomery U.S. Emerging Growth Fund, Montgomery Small Cap Fund, Montgomery Equity Income Fund, Montgomery International Growth Fund, Montgomery Global Opportunities Fund, Montgomery Global 20 Fund, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Asia Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Money Market Fund, Montgomery Federal Tax-Free Money Fund, Montgomery California Tax-Free Money Fund, Montgomery U.S. Select 20 Portfolio and the Montgomery International 20 Portfolio. The Montgomery U.S. Select 20 Portfolio and Montgomery International 20 Portfolio commenced operations on December 31, 1999. The Montgomery Funds II include the Montgomery Emerging Markets Focus Fund, the Montgomery Global Long-Short Fund and the Montgomery Balanced Fund, among other series. Information presented in these financial statements pertains to the Montgomery International 20 Portfolio. The financial statements for the other Funds have been presented under separate covers.

The Montgomery Funds is organized as a Massachusetts business trust and commenced operations on May 10, 1990. The Montgomery Funds II is organized as a Delaware business trust and commenced operations on September 8, 1993.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. PORTFOLIO VALUATION

Portfolio securities are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale, the mean between the closing bid and ask prices.


Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market or on the NASDAQ national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods authorized by the Trust's Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and unrealized appreciation/(depreciation) from investments.

c. FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS

The Fund typically does not hedge against movements in currency exchange rates. However, in certain circumstances, the Fund may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily. Unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in unrealized gain/(loss) from foreign-currency-related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

d. REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreements individually or jointly through a joint repurchase account with other series of the Trust and affiliated registered investment companies pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund takes possession of government debt obligations as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligations at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of

--------------------------
  THE MONTGOMERY FUNDS
--------------------------
         NOTES
--------------------------
 TO FINANCIAL STATEMENTS


counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. The Fund may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

e. DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income are declared and paid at least annually. Distributions of net realized capital gains (including net short-term capital gains) are distributed at least annually. Additional distributions of net investment income and capital gains for the Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Permanent book and tax differences incurred during the period ended June 30, 2000, resulting in reclassifications of $10,867 to increase accumulated net investment loss, $14,417 to decrease accumulated net realized loss and $3,550 to decrease paid-in capital.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income/(loss) for the purposes of calculating net investment income/(loss) per share in the Financial Highlights.

f. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are computed on the specific identified cost basis of the securities sold. Dividend income is recorded on the ex-dividend date. Interest income, including accretion/amortization of premium/discount on short-term investments, is recognized on the accrual basis. The Fund's investment income and realized and unrealized gains and losses are allocated among its classes based on the relative net assets of each class of shares.

g. FEDERAL INCOME TAXES

The Fund has elected and qualified, and it is the intention of the Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and by making distributions of taxable income to shareholders sufficient to relieve the Fund of all or substantially all federal income and excise taxes. Therefore, no federal income or excise-tax provision has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based on the current interpretation of existing tax rules and regulations in the markets in which it invests.

h. EXPENSES

General expenses of the Trust are allocated to the Fund and other series of the Trust based on relative net assets. Operating expenses directly attributable to the Fund are charged to the Fund's operations. Expenses of the Fund not directly attributable to the operations of the Fund or class of shares are prorated among the classes based on the relative average net assets of the Fund or class of shares.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER CONTRACTUAL
COMMITMENTS:

a. Montgomery Asset Management, LLC, is the Fund's manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerz-bank AG.

Pursuant to the Investment Management Agreement (the "Agreement") between the Manager and the Trust with respect to the Fund, the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreement. For the period ended June 30, 2000, the effective management fee, management fee including effect of fee reduced, effective administration fee and contractual management fee was 0.54%, 0.54%, 0.07% and 0.54%, respectively.

Under an Operating Expense Agreement with the Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of any Rule 12b-1 fees, interest, extraordinary expenses or taxes, at or below 1.65% of the average daily net assets of the Fund. Any reductions or absorptions made to the Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Operating Expense Agreement has a rolling 10-year term, extendable for one year at the end of each fiscal year.

Montgomery Asset Management, LLC, serves as the Fund's administrator (the "Administrator.") The Administrator performs services with regard to various aspects of the Fund's administrative operations.

                                                      --------------------------
                                                        THE MONTGOMERY FUNDS
                                                      --------------------------
                                                               NOTES
                                                      --------------------------
                                                       TO FINANCIAL STATEMENTS


For the period ended June 30, 2000, the Manager has absorbed fees of $29,068 and reduced fees of $11,254.

b. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive an annual retainer and quarterly meeting fee totaling $55,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all three Trusts advised by the Manager ($35,000 of which will be allocated to The Montgomery Funds).

3. SECURITIES TRANSACTIONS:

a. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the period ended June 30, 2000, was $4,312,744 and $2,002,182, respectively.

b. At June 30, 2000, tax cost was $2,366,852, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income-tax purposes were $174,784 and $205,650, respectively.

c. Under an unsecured Revolving Credit Agreement with Deutsche Bank, New York, the Fund, along with other Funds of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III, may for one year starting August 13, 1999, borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value, provided that the aggregate principal amount of outstanding loans under the agreement to all Funds does not exceed $175,000,000. The Fund pays its pro rata share of the quarterly commitment fee of 0.08% per annum of the unutilized credit line balance. At June 30, 2000, the Fund had no borrowings under the agreement.

d. The schedule of forward foreign-currency exchange contracts at June 30, 2000, was as follows:

                                                                                                                  Net Unrealized
  Foreign-Currency                                                                                                Appreciation/
       Amount                                       Settlement Date                In Exchange for ($US)          (Depreciation)
---------------------------------------------------------------------------------------------------------------------------------
Forward Foreign-Currency Exchange Contracts to Receive
       8,285         European Union Euro                07/31/00                          $7,918                       $84
                                                                                          ------                      -----
                     Total                                                                $7,918                       $84
                                                                                          ======                      =====

Forward Foreign-Currency Exchange Contracts to Deliver
      26,475         European Union Euro                07/03/00                         $25,252                      $(233)
                                                                                         =======                      ======
                     Total                                                               $25,252                      $(233)
                                                                                         =======                      ======
                     Net Unrealized Depreciation                                                                      $(149)
                                                                                                                      ======

4. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the periods indicated below were:


                                                                              MONTGOMERY INTERNATIONAL 20 PORTFOLIO
                                                                                      PERIOD ENDED 6/30/00#
R SHARES:                                                                         SHARES                 DOLLARS
---------------------------------------------------------------------------------------------------------------------
Sold                                                                              269,598             $  2,906,363
Issued as reinvestment of dividends                                                     -                        -
Redeemed                                                                          (43,485)                (428,392)
---------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                           226,113             $  2,477,971
---------------------------------------------------------------------------------------------------------------------

# The Montgomery International 20 Portfolio commenced operations on December 31, 1999.

At June 30, 2000, shareholders of the Fund with ownership of 10% or greater included two shareholders, comprising ownership of 81.18% of the total aggregate shares outstanding.

5. FOREIGN SECURITIES:

The Fund purchases securities on foreign securities exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

--------------------------
  THE MONTGOMERY FUNDS
--------------------------
      INDEPENDENT
   AUDITORS' REPORT
--------------------------


TO THE TRUSTEES AND THE SHAREHOLDERS OF THE MONTGOMERY INTERNATIONAL 20 PORTFOLIO (A SERIES OF THE MONTGOMERY FUNDS):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio investments, and the related statements of operations and of changes in net assets and the financial hightights present fairly, in all material respects, the financial position of the Montgomery International 20 Portfolio at June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period from December 31, 1999 (commencement of operations) through June 30, 2000, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditng standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material mistatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2000, by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, California
August 18, 2000

                                                      --------------------------
                                                        THE MONTGOMERY FUNDS
                                                      --------------------------
                                                           TAX INFORMATION
                                                       -------------------------
                                                            (UNAUDITED)


Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended June 30, 2000, the Fund elected to defer net capital and currency losses of $179,657 occurring between January 1, 2000 and June 30, 2000.

Such deferred losses will be treated as arising on the first day of the fiscal year ending June 30, 2001.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                                        ------------------------
                                                            STOCK SOLUTIONS
                                                        ------------------------
                                                             ANNUAL REPORT
                                                        ------------------------
                                                             JUNE 30, 2000


[GRAPHICS]



CHAIRMAN'S LETTER


August 2000

Dear Fellow Shareholder:

It was an exciting year, both in the financial markets and here at The Montgomery Funds.

If any term defined the past 12 months, it was NEW ECONOMY. The fiscal year began with a growing sense of excitement about the growth and convergence of the Internet, media and telecommunications industries. But as we've seen time and again, this trend, like others before it, appears to have created both genuine opportunities and inevitable excesses.

Although our portfolio managers have been striving to take advantage of opportunities emerging from the new economy, they refuse to compromise their core philosophy simply to jump on the bandwagon. Their steadfastness was rewarded when more-speculative investments dropped sharply in the second quarter. Those declines only serve to underscore what we believe is a basic truth about investing: Individual business fundamentals, not momentum or a mere concept, are what ultimately drive share prices over the long term. That's why our portfolio managers are seeking opportunities to invest in companies that they think have great long-term potential and a solid foundation in the here and now.

And we believe that those opportunities are not confined to the United States. As you'll see in the following pages, investments in markets as diverse as Germany and South Korea, in addition to those in the United States, enabled many of our Funds to outperform their respective benchmarks. It's a concrete example of how the Funds are benefiting from their continued migration to our Global Research Platform.* As borders become less and less of a barrier to business, this centralized research engine is designed to help us identify what we believe are some of the world's most promising investment opportunities for shareholders like you.

As always, thank you for investing with The Montgomery Funds.

Sincerely,


/s/ R. Stephen Doyle
R. Stephen Doyle
Chairman




*If you would like more information about our Global Research Platform, send us an e-mail at feedback@montgomeryasset.com.

Funds Distributor, Inc. This material is intended for use only when preceded or accompanied by a prospectus. Please read the prospectus carefully before you invest.

------------------------
     STOCK SOLUTIONS
------------------------
      ANNUAL REPORT
------------------------
      JUNE 30, 2000


STOCK AND BOND MARKET OVERVIEW

U.S. STOCKS

The past year was a notably volatile one in the U.S. stock market. Periods of tremendous strength were followed by steep declines.

Rising interest rates weighed heavily on the stock market during the third quarter of 1999, and investors remained concerned about the possibility of widespread Y2K computer problems.

Yet concerns seemed to dissipate over the fourth quarter and much of the first quarter of 2000. During the rally, investors overwhelmingly favored so-called new-economy stocks in the technology, media and telecommunications sectors. In the eyes of some investors, the seemingly vast potential for e-commerce companies and Internet content providers suggested that a new paradigm was operating in the market and that traditional ways of valuing companies were becoming less relevant.

In mid-March 2000, however, concerns about rising interest rates, potentially higher inflation and a possible slowdown in the U.S. economy sparked a "flight to quality" that continued into the second quarter. Sectors traditionally considered defensive, such as food and utilities, drew far more attention from investors than they had in a long time. More-speculative stocks in the technology sector and elsewhere dropped precipitously. The previously hot initial public offering (IPO) market also slowed down, casting some doubt on the future of companies in need of near-term funding. By early June 2000, however, investors began revisiting high-growth stocks, as data was released suggesting that the economy was indeed slowing. Investors now appear to be favoring companies with actual earnings, rather than the concept-driven stocks that had dominated the market in previous quarters.

[CHART]

[PLOT POINTS TO COME]

THE PAST YEAR WAS A NOTABLY VOLATILE PERIOD IN THE U.S. STOCK MARKET, AS THE GRAPH ABOVE DEMONSTRATES.



For the year the unmanaged S&P 500 Index had a return of 7.25%, the smaller-cap Russell 2000 Index had a return of 14.32% and the tech-heavy NASDAQ Composite Index returned 47.50%.


U.S. BONDS

As usual, interest rates had the most profound effect on the bond market over the past year. All eyes were focused on Federal Reserve policy-makers, who appeared concerned that the U.S. economy was growing at an unsustainable pace and that low unemployment would cause wages and benefits to rise, with the costs passed on to the consumer. In addition, it appeared that the strong equity market was fueling the economy and consumer spending through the "wealth effect" created by rising stock prices. As a result, the Federal Reserve hiked short-term interest rates several times over the course of the year in an effort to slow growth and head off inflation. Overall, it raised rates by a total of 1.75 percentage points. Although longer-term rates also rose steadily through the last half of 1999, they trended downward during the first quarter of 2000, due in part to the absence of widespread problems related to Y2K.

Another key factor affecting the bond market's performance was the U.S. Treasury's buy-back program. In March the Treasury began paying down the federal government's debt by buying back long-term Treasury bonds. With a budget surplus and less of a need to borrow, the Treasury also cut back on the number of bonds it auctioned. These developments pushed the yields on long-term Treasuries lower and their prices higher during the first half of 2000.

In other areas of the bond market, investors grappled with complex sector-specific issues over the year. Bonds issued by government agencies such as Fannie Mae, Freddie Mac and Ginnie Mae came under increased scrutiny, as some in Congress and the Treasury questioned the bonds' implied governmental backing. Corporate bonds also faced some doubts, as default rates increased and credit downgrades exceeded upgrades. Credit fundamentals have also weakened, as corporations increase their leverage by issuing debt to finance mergers and acquisitions. In addition, companies whose shares have dropped significantly have been buying back stock to prop up their equity prices, a positive for equity holders but generally a negative for bond holders.

Conflicting views about the economy's momentum and whether the Fed acted quickly enough to stave off inflation kept volatility high through the end of the fiscal year. The period ended on a positive note, however, as data emerged suggesting that Fed policy-makers might have successfully engineered a "soft landing" for the U.S. economy.

                                                        ------------------------
                                                            STOCK SOLUTIONS
                                                        ------------------------
                                                             ANNUAL REPORT
                                                        ------------------------
                                                             JUNE 30, 2000


[CHART]

[PLOT POINTS TO COME]

RISING INTEREST RATES WEIGHED HEAVILY ON BOND PRICES OVER THE PAST YEAR, BOOSTING THEIR YIELDS. (BOND PRICES MOVE INVERSELY TO THEIR YIELDS.)



INTERNATIONAL EQUITIES

Trends in the international markets reflected those in the United States. At the start of the fiscal year, rising interest rates weighed on European markets and many others around the world. By the fourth quarter, sentiment had greatly improved. As in the United States, technology and telecommunications stocks led many developed and emerging markets in late 1999 and part of 2000. The trend was especially positive for European and northern Asian markets, with their large contingent of globally competitive technology companies. The tech rally was less of a driving factor in most other emerging markets, though domestically oriented telecom stocks in Thailand and Mexico performed fairly well.

Unfortunately, global markets followed the lead of the United States on the downside as well as the upside over the past year. As rising interest rates and other concerns put pressure on U.S. technology stocks during the spring, many markets around the world fell. Overall currency weakness also contributed to the declines.

From an economic perspective, Europe now appears to be gathering momentum even as the United States shows signs of deceleration. Latin American economies, especially those of Brazil and Mexico, also seem to be picking up steam, driven by a decline in domestic real interest rates. In both regions greater economic growth should benefit domestically oriented companies as consumer spending and industrial production increase.

There appear to be some encouraging trends developing in other countries as well. Russia is benefiting from higher prices for crude oil, it's major export, and its improved current accounts and foreign-reserve position have also stabilized the ruble and helped spur economic activity. Meanwhile, it now seems more likely that China will be admitted to the World Trade Organization (WTO). Vastly increased trade resulting from such an agreement has the potential to create a great many opportunities in China and elsewhere around the world.

------------------------
     STOCK SOLUTIONS
------------------------
   PERFORMANCE SUMMARY
------------------------
     JUNE 30, 2000


AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/00



Fund Name (Fund Number)                          INCEPTION DATE   ONE YEAR     THREE YEARS    FIVE YEARS      SINCE INCEPTION

MONTGOMERY U.S. EQUITY FUNDS
===============================================================================================================================
Growth Fund (284)                                  9/30/93          0.47%          9.50%         14.57%            18.78%
-------------------------------------------------------------------------------------------------------------------------------
U.S. Emerging Growth Fund (294)*                  12/30/94         42.46%         18.50%         20.12%            21.08%
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund (276)                               7/13/90         34.12%         16.58%         18.70%            19.27%
-------------------------------------------------------------------------------------------------------------------------------
Balanced Fund (291)*                               3/31/94          1.62%          9.26%         13.13%            16.29%
-------------------------------------------------------------------------------------------------------------------------------

MONTGOMERY INTERNATIONAL AND GLOBAL EQUITY FUNDS
===============================================================================================================================
International Growth Fund (296)*                    7/3/95         10.16%         11.59%            --             16.15%
-------------------------------------------------------------------------------------------------------------------------------
Global Opportunities Fund (285)*                   9/30/93         21.46%         21.33%         22.22%            18.38%
-------------------------------------------------------------------------------------------------------------------------------
Global 20 Fund (295)*                              10/2/95         17.14%         15.48%            --             23.08%
-------------------------------------------------------------------------------------------------------------------------------
Global Long-Short Fund (1478)                     12/31/97         67.54%            --             --             66.32%
-------------------------------------------------------------------------------------------------------------------------------
Global Communications Fund (280)                    6/1/93         51.53%         42.64%         31.20%            25.52%
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund (277)*                        3/1/92         17.58%         (9.45)%        (0.93)%            3.69%
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Focus Fund (1481)*               12/31/97         27.91%            --             --             24.17%
-------------------------------------------------------------------------------------------------------------------------------
Emerging Asia Fund (648)*                          9/30/96        (12.56)%       (14.23)%           --             (0.11)%
-------------------------------------------------------------------------------------------------------------------------------

MONTGOMERY U.S. FIXED-INCOME AND MONEY MARKET FUNDS
===============================================================================================================================
Total Return Bond Fund (650)*                      6/30/97         4.96%          6.31%             --              6.30%
-------------------------------------------------------------------------------------------------------------------------------
Short Duration Government Bond Fund (279)*        12/18/92         4.55%          5.64%           5.89%             6.08%
-------------------------------------------------------------------------------------------------------------------------------
California Tax-Free Intermediate Bond Fund (281)*   7/1/93         3.83%          4.45%           5.27%             4.86%
-------------------------------------------------------------------------------------------------------------------------------

AS OF 6/30/00                                                 ONE-DAY YIELD   SEVEN-DAY YIELD
-------------------------------------------------------------------------------------------------------------------------------

Government Money Market Fund (278)*                9/14/92         6.39%          6.22%
-------------------------------------------------------------------------------------------------------------------------------

Federal Tax-Free Money Fund (647)*                 7/15/96         4.07%          3.97%
-------------------------------------------------------------------------------------------------------------------------------

California Tax-Free Money Fund (292)               9/30/94         3.50%          3.55%
-------------------------------------------------------------------------------------------------------------------------------

STOCK SOLUTIONS
===============================================================================================================================
U.S. Select 20 Portfolio (1484)*                  12/31/99          --             --               --            15.30%+
-------------------------------------------------------------------------------------------------------------------------------


* Returns for Funds marked with this notation reflect a partial waiver of fees without which the total return would have been lower.

+   Not Annualized

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Net asset value, investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information is for Class R (Retail) shares only. The performance figures for the Class R shares shown above do not reflect the 0.25% Rule 12b-1 fees paid by the Class P shares, which would reduce performance.

A portion of income from the tax-free funds may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Yields may fluctuate.

The Emerging Markets Focus and Global Long-Short Funds may use sophisticated investment techniques and securities such as margin, leverage, short sales and other forms of volatile financial derivatives including options and futures. Such tactics could cause the value of an investment in these Funds to be more volatile and subject to substantially greater risks than investments in other mutual funds, including foreign stock funds. As a result, investors should carefully consider whether these Funds are appropriate investments.

Returns for the Global Long-Short and Global Communications Funds were achieved during favorable market conditions and, in significant part, are due to the Funds' investments in IPOs. Investors should not expect these returns to be achieved consistently.

Some Funds may not be appropriate for conservative investors, because they invest in certain types of securities or in a limited number of sectors or holdings that may produce volatile results. There are also risks associated with investing in funds that invest in foreign securities, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. In addition, technology securities tend to be relatively volatile compared with other types of investments. Also, Funds that invest in small-cap stocks may be subject to greater volatility than those that must invest in large companies.

The recent growth rate in the stock market has helped produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

                                                       -------------------------
                                                           STOCK SOLUTIONS
                                                       -------------------------
                                                        U.S. SELECT 20 PORTFOLIO
                                                       -------------------------
                                                          PORTFOLIO HIGHLIGHTS


INVESTMENT REVIEW

Q: HOW DID THE PORTFOLIO PERFORM BETWEEN DECEMBER 31, 1999
   (ITS INCEPTION DATE), AND JUNE 30, 2000?

A: We are pleased to report that the Portfolio outperformed its benchmark, the Standard & Poor's 500 Index, for the period, producing a total return of 15.30%, compared with -0.42% for the unmanaged S&P 500 Index.


Q: WHAT IS THE MISSION OF THIS STOCK SOLUTIONS PORTFOLIO?

A: Our goal is to offer shareholders a concentrated selection of U.S. stocks representing the best ideas that emanate from our Global Research Platform. When evaluating investment opportunities, we favor companies that have a believable and visible three-year growth plan, are reasonably valued relative to their peers, and demonstrate evidence of business momentum as a catalyst for growth and share-price appreciation. The Portfolio includes leading companies such as America Online, Cisco Systems, Exxon Mobil, General Electric and Oracle. Despite its concentration in 20 to 30 securities, the Portfolio is diversified by sector. Reflecting its opportunistic, bottom-up approach, the Portfolio's specific holdings will vary and will change over time, depending on market conditions and investment opportunities.


Q: HOW HAVE SHAREHOLDERS BENEFITED FROM ITS ONLINE FEATURES?

A: The secure Stock Solutions Web site is designed for shareholders to view all of the stocks in the Portfolio on a two-week delay basis. There are data, charts and news articles associated with each holding so that you can research more information about the companies in the Portfolio. In addition, shareholders can view a graphic display of the Portfolio by stock, industry and sector and access the reasons for our buy and sell decisions. This information is available to shareholders online 24/7 through our Web site, www.montgomeryfunds.com. You may also opt to receive updates by e-mail so that you are automatically alerted when Portfolio changes are made.


Q: WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S STRONG RESULTS SINCE ITS
   INCEPTION?

A: As we were launching the U.S. Select 20 Portfolio, we witnessed the tail end of a speculative surge in unprofitable, concept-oriented companies. Because we had avoided this type of stock, the Portfolio had some protection during the correction. Since that time our focus on high-quality, profitable companies has enabled the Portfolio to do well. In addition, its underweighting in basic materials and other economically cyclical areas was a plus when the U.S. economy appeared to be slowing toward the end of the first half of 2000.


============================================
PORTFOLIO MANAGEMENT
--------------------------------------------
Andrew Pratl, CFA...........Portfolio Manager

============================================
              PORTFOLIO
             PERFORMANCE
--------------------------------------------
          Total returns for the
          period ended 6/30/00
--------------------------------------------
MONTGOMERY U.S. SELECT 20 PORTFOLIO

Since inception (12/31/99)..........  15.30%
--------------------------------------------
              S&P 500 Index
Since 12/31/99...................... (0.42)%
--------------------------------------------


Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


                             New Fund              S&P 500        Index (Lipper)
                        -------------------       --------       ----------------
Jan-00                        10170               9498               9614
Feb-00                        11170               9318              10094
Mar-00                        12490              10229              10730
Apr-00                        11711               9922              10252
May-00                        10990               9718               9843
Jun-00                        11530               9958              10359

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

(2) The Lipper Growth Funds Average consists of 1,519 funds.

--------------------------------------------
            STOCK SOLUTIONS
--------------------------------------------
        U.S. SELECT 20 PORTFOLIO
--------------------------------------------
          PORTFOLIO HIGHLIGHTS


============================================
TOP TEN HOLDINGS
--------------------------------------------
   (as a percentage of total net assets)

General Electric Company .............. 5.1%
Sun Microsystems, Inc. ................ 4.6%
American International Group, Inc. .... 4.6%
Nortel Networks Corporation ........... 4.5%
Eli Lilly and Company ................. 4.5%
Intel Corporation ..................... 4.4%
EMC Corporation ....................... 4.4%
Cisco Systems, Inc. ................... 4.4%
Citigroup, Inc. ....................... 4.3%
Oracle Corporation .................... 4.3%

============================================
TOP FIVE INDUSTRIES
--------------------------------------------
   (as a percentage of total net assets)

Electronic Data Processing............ 11.2%
Major Pharmaceuticals.................  8.6%
Telecommunication Equipment...........  7.8%
Semiconductors........................  6.4%
Multi-Sector Companies................  5.1%




Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Because the U.S. Select 20 Portfolio concentrates its assets in relatively few holdings (generally
20 to 30), shareholders may be exposed to greater risks than with more diversified funds.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increase risk of price fluctuations.



Q: WHICH STOCKS WERE PARTICULARLY HELPFUL TO THE PORTFOLIO'S PERFORMANCE?

A: The Portfolio's top performer is not a household name, but it exemplifies the type of opportunity that our investment process seeks to identify. Comverse Technology is the world's leading provider of telecommunications applications and enhanced service platforms to wireless and wireline communications companies. These systems are in great demand because they allow communications service providers to increase subscriber revenues. Comverse is leveraging its leadership position in voice messaging systems to sell new applications like wireless Internet access. We believe that the growth potential for these new applications is tremendous, especially as cellular phone systems add to their bandwidth capabilities.

In the pharmaceuticals area, Pfizer has been an excellent performer, strengthened by its recent merger with Warner Lambert. In general, shares of pharmaceuticals companies have performed well lately, because investors believe that their earnings growth rates should hold up well even in a slowing economy. In addition to a very promising pipeline of potential new drugs, Pfizer's existing line of prescription pharmaceuticals should be relatively immune to changes in public policy. For example, Pfizer's most famous product, Viagra, is not affected by changes in Medicare.

In the consumer area, PepsiCo has performed well in the midst of lackluster performance by rival Coca-Cola. The company has benefited from its expansion into the snack-food business and, unlike Coca-Cola, has continued to successfully execute its business plan.


Q: WHAT STOCK DISAPPOINTED DURING THE PERIOD?

A: Costco Wholesale surprised the investment community by announcing disappointing quarterly earnings and by guiding analysts to lower their growth expectations for the company's upcoming fiscal year. We still believe that Costco is a leader in its category and that its loyal consumer base provides a stronghold against competitors. We may consider revisiting this stock in the future when it shows signs of renewed growth in earnings.


Q: WHAT IS YOUR OUTLOOK?

A: In the near term, we expect some uncertainty to persist about where the economy and corporate profits are headed. We will gain additional insight into the outlook for corporate profits as we enter the second-quarter earnings reporting season in July. We will also receive economic data that provides more clues to whether the Federal Reserve has successfully engineered a soft landing for the economy. Our approach during this period will be to position the Portfolio in high-quality companies with solid business fundamentals. Although it is always difficult to figure out where the market is headed in the short term, from a long-term perspective we believe that the market will remain a rewarding place to invest.

                                                        ------------------------
                                                             STOCK SOLUTIONS
                                                        ------------------------
                                                        U.S. SELECT 20 PORTFOLIO
                                                        ------------------------
                                                              INVESTMENTS


PORTFOLIO INVESTMENTS
June 30, 2000



         SHARES                                                            VALUE (NOTE 1)
COMMON STOCKS - 97.7%

CELLULAR TELEPHONE - 4.1%
        2,300      Sprint PCS+ .............................................. $ 136,850

COMPUTER COMMUNICATIONS - 4.4%
        2,300      Cisco Systems, Inc.+......................................   146,122

COMPUTER SOFTWARE - 4.3%
        1,700      Oracle Corporation+.......................................   142,853

DEPARTMENT STORES - 2.0%
        1,200      Kohl's Corporation+.......................................    66,750

DISCOUNT STORES - 3.3%
        1,900      Wal-Mart Stores, Inc......................................   109,488

DIVERSIFIED FINANCIAL SERVICES - 4.3%
        2,400      Citigroup, Inc............................................   144,600

DIVERSIFIED MANUFACTURE - 3.2%
        2,300      Tyco International Ltd....................................   108,963

DRUG STORE CHAINS - 1.4%
        1,200      CVS Corporation...........................................    48,000

EDP PERIPHERALS - 4.4%
        1,900      EMC Corporation+..........................................   146,181

ELECTRONIC DATA PROCESSING - 11.2%
        1,000      Apple Computers, Inc.+....................................    52,344
        3,500      Compaq Computer Corporation...............................    89,468
        1,600      Dell Computer Corporation+................................    78,950
        1,700      Sun Microsystems, Inc.+...................................   154,647
                                                                            -----------
                                                                                375,409
FOOD CHAINS - 2.2%
        1,600      Safeway, Inc.+............................................    72,200

INTEGRATED OIL COMPANIES - 2.3%
        1,000      Exxon Mobil Corporation...................................    78,500

INTERNET SERVICES - 2.8%
        1,800      America Online, Inc.+.....................................    94,950

INVESTMENT BANKERS/BROKERS/SERVICES - 1.4%
          400      Merrill Lynch & Co., Inc..................................    46,000

MAJOR BANKS - 2.9%
        2,100      Chase Manhattan Corporation...............................    96,731

MAJOR PHARMACEUTICALS - 8.6%
        1,500      Eli Lilly and Company.....................................   149,812

        2,900      Pfizer, Inc...............................................   139,200
                                                                             ----------
                                                                                289,012
MEDICAL ELECTRONICS - 3.0%
        2,000      Medtronic, Inc............................................    99,625

MULTI-LINE INSURANCE - 4.6%
        1,300      American International Group, Inc.........................   152,750

MULTI-SECTOR COMPANIES - 5.1%
        3,200     General Electric Company...................................   169,600

         SHARES                                                            VALUE (NOTE 1)
OIL/GAS TRANSMISSION - 3.5%
       1,800     Enron Corporation........................................... $ 116,100

OTHER TELEPHONE/COMMUNICATION - 0.9%
       1,200    Global Crossing Ltd.+........................................    31,613

SEMICONDUCTORS - 6.4%
       1,100    Intel Corporation............................................   147,022
       1,000    Texas Instruments, Inc.......................................    68,687
                                                                             ----------
                                                                                215,709
SOFT DRINKS - 3.6%
       2,700    PepsiCo, Inc.................................................   119,981

TELECOMMUNICATIONS EQUIPMENT - 7.8%
       1,200    Comverse Technology, Inc.+...................................   111,638
       2,200    Nortel Networks Corporation..................................   150,150
                                                                             ----------
                                                                                261,788
                                                                             ----------
TOTAL COMMON STOCKS
(Cost $3,175,363)............................................................ 3,269,775

MONEY MARKET FUND - 0.0%@
       907      Chase Vista Federal Money Market Fund
                (Cost $907)..................................................       907
                                                                             ----------
TOTAL SECURITIES
(Cost $3,176,270)............................................................ 3,270,682
                                                                             ----------
PRINCIPAL AMOUNT

REPURCHASE AGREEMENTS - 3.3%

$ 37,000       Agreement with Chase Manhattan Bank, Tri-Party, 7.000%
               dated 06/30/00, to be repurchased at $37,021 on
               07/03/00, collateralized by $37,740 market value of U.S.
               government and mortgage-backed securities, having
               various maturities and interest rates.....................        37,000

  37,000       Agreement with Greenwich Capital Markets, Tri-Party,
               7.000% dated 06/30/00, to be repurchased at $37,021 on
               07/03/00, collateralized by $37,740 market value of
               U.S. government and mortgage-backed securities, having
               various maturities and interest rates......................       37,000

  36,000       Agreement with Merrill Lynch, Tri-Party, 7.000% dated
               06/30/00, to be repurchased at $36,021 on 07/03/00,
               collateralized by $36,720 market value of U.S. government
               and mortgage-backed securities, having various maturities
               and interest rates.........................................      36,000
                                                                          ------------

TOTAL REPURCHASE AGREEMENTS
(Cost $110,000)..........................................................      110,000
                                                                          ------------


                                                                               7

The accompanying notes are an integral part of these financial statements.


------------------------
     STOCK SOLUTIONS
------------------------
U.S. SELECT 20 PORTFOLIO
------------------------
       INVESTMENTS

                                                                          VALUE (NOTE 1)
TOTAL INVESTMENTS - 101.0%
(Cost $3,286,270*)....................................................... $ 3,380,682

OTHER ASSETS AND LIABILITIES - (1.0)%
(Net)....................................................................     (35,122)
                                                                          ------------
NET ASSETS - 100.0%...................................................... $ 3,345,560
                                                                          ============


*   Aggregate cost for federal tax purposes $3,333,760.
+   Non-income-producing security.
@   Amount represents less than 0.1%.

The accompanying notes are an integral part of these financial statements.

                                                        ------------------------
                                                            STOCK SOLUTIONS
                                                        ------------------------
                                                               STATEMENT OF
                                                         ASSETS AND LIABILITIES
                                                        ------------------------
                                                              JUNE 30, 2000



                                                              MONTGOMERY
ASSETS:                                                U.S. SELECT 20 PORTFOLIO
--------------------------------------------------------------------------------
Investments in securities, at value (note 1)
     Securities...........................................    $ 3,270,682
     Repurchase agreements................................        110,000
                                                             ------------
Total Investments                                               3,380,682
Receivables:
     Investment securities sold...........................         12,599
     Shares of beneficial interest sold...................          9,885
     Dividends............................................            253
     Interest.............................................             24
                                                             ------------
Total Assets                                                    3,403,443
                                                             ------------
LIABILITIES:
--------------------------------------------------------------------------------
Payables:
     Shares of beneficial interest redeemed...............         19,531
     Investment securities purchased......................         15,349
     Management fees (note 2).............................          6,554
     Transfer agency and servicing fees...................          3,778
     Custodian fees.......................................            591
     Trustees' fees and expenses (note 2).................            590
     Accounting fees......................................            226
     Administration fees..................................            187
Other accrued liabilities and expenses....................         11,077
                                                             ------------
Total Liabilities                                                  57,883
                                                             ------------
Net Assets                                                     $3,345,560
                                                             ------------
Investments at identified cost............................     $3,286,270


NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Undistributed net investment income.......................   $        --
Accumulated net realized gain on securities sold..........        82,703
Net unrealized appreciation of investments................        94,412
Shares of beneficial interest.............................         2,903
Additional paid-in capital................................     3,165,542
                                                           -------------
Net Assets                                                    $3,345,560

NET ASSETS:
--------------------------------------------------------------------------------
Net assets................................................    $3,345,560
Number of Fund shares outstanding.........................       290,254
Net asset value, offering and redemption
price per share outstanding...............................        $11.53
                                                            ------------

The accompanying notes are an integral part of these financial statements.

--------------------------
     STOCK SOLUTIONS
--------------------------
 STATEMENT OF OPERATIONS
--------------------------
PERIOD ENDED JUNE 30, 2000




                                                              MONTGOMERY
NET INVESTMENT INCOME:                                  U.S. SELECT 20 PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest......................................................      $  11,002
Dividends.....................................................          4,720
                                                                   ----------
Total Income                                                           15,722
                                                                   ----------
EXPENSES:
Legal and audit fees..........................................         13,769
Management fee (note 2).......................................         11,946
Printing fees.................................................          9,184
Transfer agency and servicing fees............................          4,917
Registration fees.............................................          3,864
Custodian fee.................................................          2,360
Trustees' fees (note 2).......................................          1,800
Administration fee (note 2)...................................            836
Accounting expenses...........................................            492
Other.........................................................          3,038
                                                                   ----------
Total Expenses                                                         52,206
Fees deferred and/or expenses absorbed by Manager (note 2)....        (35,483)
                                                                   ----------
Net Expenses                                                           16,723
                                                                   ----------
NET INVESTMENT LOSS                                                    (1,001)
                                                                   ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
-------------------------------------------------------------------------------
Net realized gain from:
    Securities transactions...................................         83,704
Net change in unrealized appreciation of:
    Securities................................................         94,412
                                                                   ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                       178,116
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $177,115
                                                                   ----------



10

The accompanying notes are an integral part of these financial statements.

                                                       -----------------------
                                                            STOCK SOLUTIONS
                                                       -----------------------
                                                             STATEMENT OF
                                                         CHANGES IN NET ASSETS
                                                       ------------------------

                                                               MONTGOMERY
                                                       U.S. SELECT 20 PORTFOLIO*
--------------------------------------------------------------------------------
                                                         PERIOD ENDED 06/30/00
--------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
--------------------------------------------------------------------------------
Net investment loss...............................................$   (1,001)
Net realized gain on securities during the period.................    83,704
Net unrealized appreciation of securities during the period.......    94,412
                                                                    --------
Net Increase in Net Assets Resulting from Operations                 177,115

BENEFICIAL INTEREST TRANSACTIONS:
--------------------------------------------------------------------------------
Net increase from beneficial interest transactions (note 4)....... 3,168,445
                                                                   ---------
Net Increase in Net Assets                                         3,345,560

NET ASSETS:
--------------------------------------------------------------------------------
Beginning of period...............................................        --
End of Period                                                     $3,345,560
Undistributed Net Investment Income                               $       --



* The Montgomery U.S. Select 20 Portfolio commenced operations on December 31, 1999.



                                                                              11
The accompanying notes are an integral part of these financial statements.

---------------------
STOCK SOLUTIONS
---------------------
FINANCIAL HIGHLIGHTS
---------------------


                                                                                         MONTGOMERY
                                                                                       U.S. SELECT 20
                                                                                         PORTFOLIO

Selected Per-Share Data for the Period Ended:                                      PERIOD ENDED JUNE 30,
                                                                                   ---------------------
                                                                                           2000 (a)
NET ASSET VALUE - BEGINNING OF PERIOD                                                     $10.00
--------------------------------------------------------------------------------------------------------
Net investment income                                                                       0.00ss
Net realized and unrealized gain on investments                                             1.53
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investing operations                              1.53
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                           $11.53
========================================================================================================
TOTAL RETURN*                                                                              15.30%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
========================================================================================================
Net assets, end of year (in 000s)                                                         $3,346
--------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                                (0.08)%+
--------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                           $(0.13)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                      247%
--------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                            1.40%+
--------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense        4.37%+
--------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                            1.40%+
--------------------------------------------------------------------------------------------------------

(a) The Montgomery U.S. Select 20 Portfolio commenced operations on
    December 31, 1999.
*   Total return represents aggregate total return for the period indicated.
+   Annualized.
ss  Amount represents less than $0.01 per share.

   The accompanying notes are an integral part of these financial statements.

                                                      --------------------------
                                                            STOCK SOLUTIONS
                                                      --------------------------
                                                               NOTES
                                                      --------------------------
                                                        TO FINANCIAL STATEMENTS


The Montgomery Funds and The Montgomery Funds II (individually, the "Trust" and, collectively, the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. As of June 30, 2000, the Trusts had 21 publicly offered series (individually, a "Fund" and, collectively, the "Funds"). The Montgomery Funds include the following: Montgomery Growth Fund, Montgomery U.S. Emerging Growth Fund, Montgomery Small Cap Fund, Montgomery Equity Income Fund, Montgomery International Growth Fund, Montgomery Global Opportunities Fund, Montgomery Global 20 Fund, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Asia Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Money Market Fund, Montgomery Federal Tax-Free Money Fund, Montgomery California Tax-Free Money Fund, Montgomery U.S. Select 20 Portfolio and Montgomery International 20 Portfolio. The Montgomery U.S. Select 20 Portfolio and the Montgomery International 20 Portfolio commenced operations on December 31, 1999. The Montgomery Funds II include the Montgomery Emerging Markets Focus Fund, the Montgomery Global Long-Short Fund and the Montgomery Balanced Fund, among other series. Information presented in these financial statements pertains to the Montgomery U.S. Select 20 Portfolio. The financial statements for the other Funds have been presented under separate covers.

The Montgomery Funds is organized as a Massachusetts business trust and commenced operations on May 10, 1990. The Montgomery Funds II is organized as a Delaware business trust and commenced operations on September 8, 1993.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. PORTFOLIO VALUATION
Portfolio securities are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale, the mean between the closing bid and ask prices.

Securities traded on the over-the-counter market or on the NASDAQ national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods authorized by the Trust's Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. REPURCHASE AGREEMENTS
The Fund may engage in repurchase agreements individually or jointly through a joint repurchase account with other series of the Trust and affiliated registered investment companies pursuant to a joint repurchase agreement.
Under the terms of a typical repurchase agreement, the Fund takes possession of government debt obligations as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligations at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. The Fund may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

c. DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income are declared and paid at least annually. Distributions of net realized capital gains (including net short-term capital gains) are distributed at least annually. Additional distributions of net investment income and capital gains for the Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Permanent book and tax differences incurred during the period ended June 30, 2000, resulting in reclassifications of $1,001 to increase undistributed net investment income and $1,001 to decrease accumulated net realized gain.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income/(loss) for the purposes of calculating net investment income/(loss) per share in the Financial Highlights.

d. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are computed on the specific identified cost basis of the securities sold. Dividend income is recognized on the ex-dividend date. Interest income, including accretion/amortization of premium/discount on short-term investments, is recognized on the accrual basis.

--------------------------
     STOCK SOLUTIONS
--------------------------
          NOTES
--------------------------
  TO FINANCIAL STATEMENTS



e. FEDERAL INCOME TAXES
The Fund has elected and qualified, and it is the intention of the Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and by making distributions of taxable income to shareholders sufficient to relieve the Fund of all or substantially all federal income and excise taxes. Therefore, no federal income or excise-tax provision has been made.

f. EXPENSES
General expenses of the Trust are allocated to the Fund and other series of the Trust based on relative net assets. Operating expenses directly attributable to the Fund are charged to the Fund's operations. Expenses of the Fund not directly attributable to the operations of the Fund are prorated among the classes based on the relative average net assets of the Fund.


2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER CONTRACTUAL COMMITMENTS:

a. Montgomery Asset Management, LLC, is the Fund's manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to the Investment Management Agreement (the "Agreement") between the Manager and the Trust with respect to the Fund, the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreement. For the period ended June 30, 2000, the effective management fee, management fee including effect of fees reduced, effective administration fee and contractual management fee was 0.49%, 0.00%, 0.07% and 0.49%, respectively.

Under an Operating Expense Agreement with the Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of any Rule 12b-1 fees, interest, extraordinary expenses or taxes, at or below 1.40% of the average daily net assets of the Fund. Any reductions or absorptions made to the Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Operating Expense Agreement has a rolling 10-year term, extendable for one year at the end of each fiscal year.

Montgomery Asset Management, LLC, serves as the Fund's administrator ( the "Administrator.") The Administrator performs services with regard to various aspects of the Fund's administrative operations.

For the period ended June 30, 2000, the Manager has absorbed fees of $23,537 and reduced fees of $11,946.

b. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive an annual retainer and quarterly meeting fee totaling $55,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all three Trusts advised by the Manager ($35,000 of which will be allocated to The Montgomery Funds).

3. SECURITIES TRANSACTIONS:

a. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the period ended June 30, 2000, was $7,836,525 and $4,744,868, respectively.

b. At June 30, 2000, cost for federal income tax purposes was $3,333,760, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income-tax purposes were $173,939 and $127,017, respectively.

c. Under an unsecured Revolving Credit Agreement with Deutsche Bank, New York, the Fund, along with other Funds of The Montgomery Funds, The Montgomery
Funds II and The Montgomery Funds III, may for one year starting
August 13, 1999, borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value, provided that the aggregate principal amount of outstanding loans under the agreement to all Funds does not exceed $175,000,000. The Fund pays its pro rata share of the quarterly commitment fee of 0.08% per annum of the unutilized credit line balance. At June 30, 2000, the Fund had no borrowings under the agreement.

                                                      --------------------------
                                                           STOCK SOLUTIONS
                                                      --------------------------
                                                              NOTES
                                                      --------------------------
                                                       TO FINANCIAL STATEMENTS



4. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the periods indicated below were:



                                                          MONTGOMERY
                                                        U.S. SELECT 20
                                                           PORTFOLIO
                                                     PERIOD ENDED 06/30/00#
R SHARES:                                          SHARES           DOLLARS
--------------------------------------------------------------------------------
Sold                                                 336,575       $3,688,869
Issued as reinvestment of dividends                       --               --
Redeemed                                             (46,321)        (520,424)
--------------------------------------------------------------------------------
Net increase                                         290,254       $3,168,445
--------------------------------------------------------------------------------

# The Montgomery U.S. Select 20 Portfolio commenced operations on December 31, 1999.

At June 30, 2000, shareholders of the Fund with ownership of 10% or greater included one shareholder, comprising ownership of 54.24% of the total aggregate shares outstanding.

---------------------------
    STOCK SOLUTIONS
---------------------------
    INDEPENDENT
  AUDITORS' REPORT
---------------------------

TO THE TRUSTEES AND THE SHAREHOLDERS OF THE MONTGOMERY U.S. SELECT 20 PORTFOLIO (A SERIES OF THE MONTGOMERY FUNDS):


In our opinion, the accompanying statement of assets and liabilities, including the portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Montgomery U.S. Select 20 Portfolio (a Portfolio of the Montgomery Funds, the "Fund") at June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period from December 31, 1999 (commencement of operations) through June 30, 2000, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
San Francisco, California
August 18, 2000

--------------------------------------------
         THE MONTGOMERY FUNDS
--------------------------------------------
          EQUITY INCOME FUND
--------------------------------------------
         PORTFOLIO HIGHLIGHTS



INVESTMENT REVIEW

============================================
         PORTFOLIO MANAGEMENT
--------------------------------------------
William King, CFA..........Portfolio Manager


============================================
                   FUND
                PERFORMANCE
--------------------------------------------
        Average annual total returns
        for the period ended 6/30/00

--------------------------------------------
       MONTGOMERY EQUITY INCOME FUND
Since inception (9/30/94)............ 13.33%
One year.............................(14.06)%
Five years........................... 12.45%


--------------------------------------------
                S&P 500 INDEX
Since 9/30/94........................ 24.32%
One year............................. 7.25%
Five years........................... 23.80%
--------------------------------------------

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.


The performance figures provided do not reflect the effect of (i) any securities purchased or sold by the Fund after 6/30/00 but that were effective on 6/30/00 or (ii) any purchases or redemptions of Fund shares completed after 6/30/00 that were effective on 6/30/00.

               GROWTH OF A $10,000 INVESTMENT LINE GRAPH

                  Equity Income            S&P 500 Index                   Lipper
Sep-94                10000                     10000                        10000
Oct-94                10083                   10228.7                     10061.03
Nov-94                 9825                    9853.2                      9687.36
Dec-94                 9907                   9997.16                      9764.84
Jan-95                10336                  10257.09                      9954.51
Feb-95                10597                  10655.06                     10286.68
Mar-95                10824                  10970.56                     10533.98
Apr-95                11028                  11292.21                     10779.82
May-95                11392                  11738.48                     11108.59
Jun-95                11426                  12014.57                      11238.7
Jul-95                11562                  12415.14                     11535.35
Aug-95                11742                  12448.91                     11652.72
Sep-95                12280                  12971.64                     12037.71
Oct-95                12280                  12925.85                     11920.92
Nov-95                12899                  13494.84                     12452.72
Dec-95                13392                  13744.36                     12766.42
Jan-96                13610                  14217.72                     13074.35
Feb-96                13705                  14354.35                     13184.18
Mar-96                13784                  14491.86                      13356.1
Apr-96                13828                  14705.33                     13495.62
May-96                14065                  15084.29                     13703.55
Jun-96                14232                  15145.53                     13732.34
Jul-96                13834                   14471.1                     13252.77
Aug-96                14108                  14778.46                     13599.74
Sep-96                14639                  15609.16                     14117.15
Oct-96                15126                  16036.38                     14443.57
Nov-96                16028                  17253.71                      15250.8
Dec-96                15848                  16916.05                     15170.61
Jan-97                16174                   17966.2                     15719.63
Feb-97                16668                  18110.29                     15921.18
Mar-97                16232                  17357.08                     15445.67
Apr-97                16511                   18392.6                     15907.56
May-97                17356                  19521.54                     16817.03
Jun-97                17935                   20379.9                     17441.98
Jul-97                18936                  21998.07                     18557.43
Aug-97                18285                  20778.94                     17994.26
Sep-97                19148                  21912.01                     18881.09
Oct-97                18412                  21190.89                      18306.9
Nov-97                19430                  22162.91                     18879.01
Dec-97                19984                  22537.47                      19334.3
Jan-98                19827                  22792.59                     19303.94
Feb-98                20783                  24430.47                     20390.12
Mar-98                21711                  25684.48                     21331.57
Apr-98                21248                  25950.57                     21331.37
May-98                20819                  25499.29                     21001.95
Jun-98                20774                  26535.07                     21143.49
Jul-98                20126                  26253.01                     20526.97
Aug-98                18409                  22463.12                     17983.66
Sep-98                19623                  23917.83                     18937.59
Oct-98                21087                  25853.98                     20038.18
Nov-98                21796                  27421.51                     20902.12
Dec-98                22130                  29017.17                      21453.6
Jan-99                21979                  30211.51                        21394
Feb-99                21654                  29273.14                        20945
Mar-99                22115                  30449.05                        21410
Apr-99                23794                  31608.55                        22923
May-99                23018                  30877.76                        22692
Jun-99                23902                  32565.54                        23388
Jul-99                23388                     31574                        22782
Aug-99                22382                     31426                        22204
Sep-99                21366                     30556                        21406
Oct-99                22033                     32499                        22130
Nov-99                21907                     33163                        22028
Dec-99                22012                     35104                        22378
Jan-00                20856                     33343                        21521
Feb-00                19152                     32712                        20320
Mar-00                20974                     35912                        22289
Apr-00                21272                     34831                        22229
May-00                21510                     34116                        22531
Jun-00                20544                     34957                        22099

1 The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

2  The Lipper Equity Income Funds Average
   universe consists of 106 funds.

--------------------------------------------
         THE MONTGOMERY FUNDS
--------------------------------------------
          EQUITY INCOME FUND
--------------------------------------------
         PORTFOLIO HIGHLIGHTS





============================================
          TOP TEN HOLDINGS
--------------------------------------------
    (as a percentage of total net assets)

Electronic Data Systems Corporation.... 3.9%
General Electric Company............... 3.5%
Exxon Mobil Corporation................ 3.5%
Chevron Corporation.................... 3.3%
International Business
Machines Corporation................... 3.0%
Dow Chemical Company................... 3.0%
Automatic Data Processing, Inc. ....... 2.9%
PepsiCo, Inc. ......................... 2.9%
Marsh & McLennan Companies............. 2.9%
Kimberly-Clark Corporation............. 2.8%





============================================
          TOP FIVE INDUSTRIES
--------------------------------------------
   (as a percentage of total net assets)

Major Pharmaceuticals................. 11.8%
Integrated Oil Companies..............  8.5%
Major Banks...........................  6.8%
EDP Services..........................  6.8%
Major U.S. Telecommunications.........  5.9%





Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

                                                   -----------------------------
                                                      THE MONTGOMERY FUNDS
                                                   -----------------------------
                                                       EQUITY INCOME FUND
                                                   -----------------------------
                                                          INVESTMENTS



PORTFOLIO INVESTMENTS
June 30, 2000


SHARES                                                         VALUE (NOTE 1)
COMMON STOCKS - 86.7%
ALUMINUM - 1.9%
  6,000 Alcoa, Inc. ....................................       $  174,000
DIVERSIFIED MANUFACTURING - 5.8%
  6,000 General Electric Company .......................          318,000
  6,300 Honeywell International, Inc. ..................          212,231
                                                              -------------
                                                                  530,231
EDP SERVICES - 6.8%
  5,000 Automatic Data Processing, INC.                           267,812
  8,500 Electronic Data Systems
        Corporation ....................................          350,625
                                                              -------------
                                                                  618,437
ELECTRIC UTILITIES: EAST - 2.2%
  5,000 Peco Energy Company ............................          201,563
ELECTRICAL PRODUCTS - 2.7%
  4,000 Emerson Electric Company .......................          241,500
ELECTRONIC DATA PROCESSING - 5.1%
  1,500 Hewlett-Packard Company ........................          187,313
  2,500 International Business
        Machines Corporation ...........................          273,906
                                                              -------------
                                                                  461,219
FINANCE COMPANIES - 2.0%
  3,500 Fannie Mae .....................................          182,656
FINANCIAL PUBLISHING/SERVICES - 1.5%
  2,500 McGraw-Hill Companies, Inc. ....................          135,000
INDUSTRIAL MACHINERY/COMPONENTS - 2.5%
  4,000 Illinois Tool Works, Inc. ......................          228,000
INSURANCE BROKERS/SERVICES - 2.9%
  2,500 Marsh & McLennan Companies .....................          261,094
INTEGRATED OIL COMPANIES - 8.5%
  3,500 Chevron Corporation ............................          296,844
  6,500 Conoco, Inc. ...................................          159,656
  4,000 Exxon Mobil Corporation ........................          314,000
                                                              -------------
                                                                  770,500
MAJOR BANKS - 6.8%
  4,000 Bank of America Corporation ....................          172,000
  3,500 Citigroup, Inc. ................................          210,875
  7,000 FleetBoston Financial
        Corporation ....................................          238,000
                                                              -------------
                                                                  620,875
MAJOR CHEMICALS - 4.5%
  9,000 Dow Chemical Company ...........................          271,687
  4,000 Rohm & Haas Company ............................          138,000
                                                              -------------
                                                                  409,687
MAJOR PHARMACEUTICALS - 11.8%
  4,000 American Home Products
        Corporation ....................................          235,000
  3,000 Baxter International, Inc. .....................          210,937
  4,000 Bristol-Meyers Squibb Company ..................          233,000
  2,000 Johnson & Johnson ..............................          203,750
  2,500 Merck & Company, Inc. ..........................          191,563
                                                              -------------
                                                                1,074,250
MAJOR U.S. TELECOMMUNICATIONS - 5.9%
  2,500 Bell Atlantic Corporation ......................          127,031
  4,000 BellSouth Corporation ..........................          170,500
  5,528 SBC Communications, Inc. .......................          239,086
                                                              -------------
                                                                  536,617
MEDICAL SPECIALTIES - 1.7%
  2,000 Bausch & Lomb, Inc. ............................          154,750
OIL/GAS TRANSMISSION - 2.7%
  4,000 Coastal Corporation (The) ......................          243,500
OILFIELD SERVICES/EQUIPMENT - 4.1%
  4,000 Halliburton Company ............................          188,750
  2,500 Schlumberger Ltd. ..............................          186,563
                                                              -------------
                                                                  375,313
PACKAGE GOODS/COSMETICS - 2.8%
  4,500 Kimberly-Clark Corporation .....................          258,188
PAPER - 1.6%
  5,500 Willamette Industries, Inc. ....................          149,875
SOFT DRINKS - 2.9%
  6,000 PepsiCo, Inc. ..................................          266,625

TOTAL COMMON STOCKS
 (Cost $7,500,203) .....................................        7,893,880
                                                              -------------
MONEY MARKET FUND - 0.0%@
  29  Chase Vista Federal Money
      Market Fund (Cost $29) ...........................               29
                                                              -------------
TOTAL SECURITIES
(Cost $7,500,232) ......................................        7,893,909
PRINCIPAL AMOUNT
REPURCHASE AGREEMENT - 9.6%
$  871,000 Agreement with Greenwich Capital Markets,
           Tri-Party, 7.000% dated 06/30/00, to be repurchased at
           $871,501 on 07/03/00, collateralized by $888,423 market
           value of U.S. government and mortgage-backed securities,
           having various maturities and interest rates (Cost
           $871,000) ...................................          871,000
                                                              -------------
TOTAL INVESTMENTS - 96.3%
(Cost $8,371,232*) .....................................        8,764,909
OTHER ASSETS AND LIABILITIES - 3.7%
(Net) ..................................................          336,059
                                                              -------------
NET ASSETS - 100.0% ....................................     $  9,100,968
                                                             ==============

*  Aggregate cost for federal tax purposes $8,404,100.
@  Amount represents less than 0.1%.

The accompanying notes are an integral part of these financial statements.

-------------------------
THE MONTGOMERY FUNDS
-------------------------
STATEMENT OF
ASSETS AND LIABILITIES
-------------------------
JUNE 30, 2000


ASSETS:                                                                                   EQUITY INCOME FUND
------------------------------------------------------------------------------------------------------------
Investments in Securities, at Value (note 1)
  Securities ................................................................................   $  7,893,909
  Repurchase agreements .....................................................................        871,000
                                                                                               -------------
Total Investments                                                                                  8,764,909
Receivables:
  Investment securities sold ................................................................        382,187
  Expenses absorbed by Manager ..............................................................         14,127
  Dividends .................................................................................          9,546
  Interest ..................................................................................            172
Other Assets ................................................................................            902
                                                                                               -------------
Total Assets                                                                                       9,171,843
                                                                                               -------------
LIABILITIES:
------------------------------------------------------------------------------------------------------------
Payables:
  Transfer agency and servicing fees ........................................................         23,216
  Management fees ...........................................................................          6,061
  Share marketing plan fees (note 3) (Class P shares only) ..................................          4,988
  Accounting fees ...........................................................................          1,136
  Custodian fees ............................................................................            673
  Trustees' fees and expenses ...............................................................            599
  Administration fees .......................................................................            549
  Other accrued liabilities and expenses ....................................................         33,653
                                                                                               -------------
Total Liabilities                                                                                     70,875
                                                                                               -------------
Net Assets                                                                                      $  9,100,968
Investments at identified cost ..............................................................   $  8,371,232

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------
Undistributed net investment income .........................................................   $    105,396
Accumulated net realized gain ...............................................................        912,669
Net unrealized appreciation .................................................................        393,677
Shares of beneficial interest ...............................................................          6,586
Additional paid-in capital ..................................................................      7,682,640
                                                                                               -------------
Net Assets                                                                                      $  9,100,968

NET ASSETS:
------------------------------------------------------------------------------------------------------------
    Class R shares ..........................................................................   $  6,464,619
    Class P shares ..........................................................................      2,636,349
                                                                                               -------------
Net Assets                                                                                      $  9,100,968
Number of Fund shares outstanding:
   Class R shares ...........................................................................        467,556
   Class P shares ...........................................................................        191,005
Class R shares:  Net asset value, offering and redemption price per share outstanding .......   $      13.83
                                                                                               -------------
Class P shares:  Net asset value, offering and redemption price per share outstanding .......   $      13.80
                                                                                               -------------



4

The accompanying notes are an integral part of these financial statements.

                                                       -------------------------
                                                        THE MONTGOMERY FUNDS
                                                       -------------------------
                                                        STATEMENT OF OPERATIONS
                                                       -------------------------
                                                        YEAR ENDED JUNE 30, 2000


NET INVESTMENT INCOME:                                                        EQUITY INCOME FUND
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends .................................................................             $303,498
Interest ..................................................................               22,840
Securities lending income (note 4) ........................................                  791
                                                                                    -------------
Total Income                                                                             327,129
                                                                                    -------------
EXPENSES:
Management fee (note 2) ...................................................              102,349
Transfer agency and servicing fees ........................................               61,653
Legal and audit fees ......................................................               32,045
Registration fees .........................................................               19,906
Printing fees .............................................................               15,917
Administration fee (note 2) ...............................................               11,941
Accounting fees ...........................................................               11,424
Share marketing plan fee (note 3) (Class P shares only) ...................                5,698
Custodian fees ............................................................                2,602
Trustees' fees ............................................................                  785
Other .....................................................................                7,866
Interest expense ..........................................................                  937
                                                                                    -------------
Total Expenses                                                                           273,123
Fees deferred and/or expenses absorbed by Manager (note 2) ................             (120,852)
                                                                                    -------------
Net Expenses                                                                             152,271
                                                                                    -------------
NET INVESTMENT INCOME                                                                    174,858
                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
-------------------------------------------------------------------------------------------------
   Net realized gain from securities transactions .........................            2,110,465
   Net change in unrealized appreciation/(depreciation) of securities .....           (5,411,966)
                                                                                    -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...........................           (3,301,501)
                                                                                    -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................          $(3,126,643)
                                                                                    -------------


                                                                               5

The accompanying notes are an integral part of these financial statements.

--------------------------
THE MONTGOMERY FUNDS
--------------------------
     STATEMENTS OF
CHANGES IN NET ASSETS
--------------------------
YEAR ENDED JUNE 30, 2000





                                                                                                  EQUITY INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED                  YEAR ENDED
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                                     06/30/00                    06/30/99
-------------------------------------------------------------------------------------------------------------------------------
Net investment income .........................................................     $    174,858                $    612,057
Net realized gain on securities transactions ..................................        2,110,465                   2,848,156
Net unrealized appreciation/(depreciation) of securities ......................       (5,411,966)                  1,204,992
                                                                                     -------------              --------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ...............       (3,126,643)                  4,665,205

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares ... ........................................................         (132,974)                    (559,687)
    Class P shares ............................................................          (22,564)                     (44,084)
Distributions to shareholders from net realized gains on investments:
    Class R shares ............................................................       (2,213,995)                  (2,953,011)
    Class P shares ............................................................         (446,923)                    (250,330)
                                                                                     -------------              --------------
Total Disributions ............................................................       (2,816,456)                  (3,807,112)

BENEFICIAL INTEREST TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------
Net decrease from beneficial interest transactions (note 5) ...................      (14,917,910)                 (13,875,041)
                                                                                     -------------              --------------
Net Decrease in Net Assets ....................................................      (20,861,009)                 (13,016,948)

NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
Beginning of period ...........................................................       29,961,977                   42,978,925
End of Period .................................................................     $  9,100,968                 $ 29,961,977
Undistributed Net Investment Income ...........................................     $    105,396                 $      8,286



6

The accompanying notes are an integral part of these financial statements.

                                                          ----------------------
                                                            THE MONTGOMERY FUNDS
                                                          ----------------------
                                                            FINANCIAL HIGHLIGHTS
                                                          ----------------------

                                                                                   EQUITY INCOME FUND**

                                                                                        CLASS R SHARES
Selected Per-Share Data for the Year Ended:                                        FISCAL YEAR ENDED JUNE 30,
                                                           ------------------------------------------------------------------------
                                                               2000           1999          1998           1997++         1996
NET ASSET VALUE - BEGINNING OF PERIOD                      $   19.04     $    18.27     $    17.91     $    16.09     $    13.38
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                           0.19           0.32           0.44           0.49           0.43
Net realized and unrealized gain/(loss) on investments         (2.72)          2.30           2.27           3.35           2.82
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting
  from investment operations                                   (2.53)          2.62           2.71           3.84           3.25
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                           (0.14)         (0.31)         (0.44)         (0.46)         (0.42)
Distributions from net realized capital gains                  (2.54)         (1.54)         (1.91)         (1.56)         (0.12)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (2.68)         (1.85)         (2.35)         (2.02)         (0.54)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                            $   13.83     $    19.04     $    18.27     $    17.91     $    16.09
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                 (14.06)%        15.06%         15.83%         26.02%         24.56%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                          $   6,465     $   26,750     $   40,260     $   38,595     $   19,312
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            1.05%          1.71%          2.32%          2.93%          3.03%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees by Manager   $    0.07     $     0.21     $     0.34     $     0.39     $     0.34
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           53%            57%            68%            62%            90%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                        0.86%          0.85%          0.86%            --             --
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
  including interest expense                                    1.57%          1.45%          1.38%          1.46%          1.45%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                        0.85%          0.85%          0.85%          0.86%          0.85%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS P SHARES
Selected Per-Share Data for the Year or Period Ended:                                      FISCAL YEAR ENDED JUNE 30,
                                                                               ----------------------------------------------------
                                                                                2000       1999       1998        1997++    1996(a)

NET ASSET VALUE - BEGINNING OF PERIOD                                           $19.01    $  18.25   $  17.90   $  16.09   $ 15.66
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             0.13        0.26       0.38       0.44      0.08
Net realized and unrealized gain/(loss) on investments                           (2.69)       2.31       2.27       3.35      0.35
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations       (2.56)       2.57       2.65       3.79      0.43
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                             (0.11)      (0.27)     (0.39)     (0.42)       --
Distributions from net realized capital gains                                    (2.54)      (1.54)     (1.91)     (1.56)       --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                              (2.65)      (1.81)     (2.30)     (1.98)       --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                 $13.80    $  19.01   $ (18.25)  $  17.90   $ 16.09
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                   (14.18)%     14.74%     15.49%     25.64%     2.75%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                               $2,636    $  3,212   $  2,719   $    868   $     2
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                              0.87%       1.46%      2.07%      2.68%   2.78%+
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees by Manager                        $ 0.02    $   0.15   $   0.28   $   0.34   $0.06
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                             53%         57%        68%        62%     90%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                                          1.05%       1.10%      1.11%        --        --
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest expense      1.76%       1.70%      1.63%      1.71%   1.70%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                                          1.04%       1.10%      1.10%      1.11%   1.10%+
-----------------------------------------------------------------------------------------------------------------------------------

(a) The Equity Income Fund's Class P shares commenced operations on March 12, 1996.

*    Total return represents aggregate total return for the periods indicated.

**   Closed to new investors.

+    Annualized.

++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

The accompanying notes are an integral part of these financial statements.

--------------------------
     THE MONTGOMERY
          FUNDS
--------------------------
          NOTES
--------------------------
 TO FINANCIAL STATEMENTS

The Montgomery Funds and The Montgomery Funds II (individually, the "Trust" and, collectively, the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. As of June 30, 2000, the Trusts had 21 publicly offered series (individually, a "Fund" and, collectively, the "Funds"). The Montgomery Funds include the following: Montgomery Growth Fund, Montgomery U.S. Emerging Growth Fund, Montgomery Small Cap Fund, Montgomery Equity Income Fund, Montgomery International Growth Fund, Montgomery Global Opportunities Fund, Montgomergy Global 20 Fund (formerly Montgomergy Select 50 Fund), Montgomery Global Communications Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Asia Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Money Market Fund, Montgomery Federal Tax-Free Money Fund, Montgomery California Tax-Free Money Fund, Montgomery U.S. Select 20 Fund and the Montgomery International 20 Fund. The Montgomery U.S. Select 20 Fund and the Montgomery International 20 Fund commenced operations on December 31, 1999. The Montgomery Funds II include the Montgomery Emerging Markets Focus Fund, Montgomery Global Long-Short Fund and the Montgomery Balanced Fund (formerly Montgomery U.S. Asset Allocation Fund), among other series. Information presented in these financial statements pertains to the Montgomery Equity Income Fund. The financial statements for the other Funds have been presented under separate covers.


The Montgomery Funds are organized as a Massachusetts business trust and commenced operations on May 10, 1990. The Montgomery Funds II are organized as a Delaware business trust and commenced operations on September 8, 1993.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. PORTFOLIO VALUATION
Portfolio securities are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale, the mean of the closing bid and ask prices.

Securities traded on the over-the-counter market or on the NASDAQ national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods authorized by the Trust's Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. REPURCHASE AGREEMENTS
The Fund may engage in repurchase agreements individually or jointly through a joint repurchase account with other series of the Trust and affiliated registered investment companies pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund takes possession of government debt obligations as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligations at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. The Fund may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

c. DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income are declared and paid at least annually. Distributions of net realized capital gains (including net short-term capital gains) are distributed at least annually. Additional distributions of net investment income and capital gains for the Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Permanent book and tax differences incurred during the year ended June 30, 2000, resulting in reclassifications of $77,790 to increase undistributed net investment income and $636,994 to decrease accumulated net realized gain and $559,204 to increase paid-in capital.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of

                                                      --------------------------
                                                            THE MONTGOMERY
                                                                 FUNDS
                                                      --------------------------
                                                                 NOTES
                                                      --------------------------
                                                       TO FINANCIAL STATEMENTS

calculating net investment income (loss) per share in the Financial Highlights.

d. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are computed on the specific identified cost basis of the securities sold. Dividend income is recognized on the ex-dividend date. Interest income, including accretion/amortization of premium/discount on short-term investments, is recognized on the accrual basis. The Fund's investment income and realized and unrealized gains and losses are allocated among its classes based on the relative net assets of each class of shares.

e. FEDERAL INCOME TAXES
The Fund has elected and qualified, and it is the intention of the Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the applicable requirements of the Code and by making distributions of taxable income to shareholders sufficient to relieve the Fund of all or substantially all federal income taxes. Accordingly, no provision for federal income taxes is required.

f. EXPENSES
General expenses of the Trust are allocated to the Fund and other series of the Trust based on relative net assets. Operating expenses directly attributable to the Fund are charged to the Fund's operations. Expenses of the Fund not directly attributable to the operations of the Fund or class of shares are prorated among the classes based on the relative average net assets of the Fund or class of shares.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER CONTRACTUAL
COMMITMENTS:

a. Montgomery Asset Management, LLC, is the Fund's Manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to the Investment Management Agreement (the "Agreement") between the Manager and the Trust with respect to the Fund, the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreement. For the year ended June 30, 2000, the effective management fee and management fee including effect of fee reduced was 0.60% and 0.00%, respectively. Montgomery Asset Management, LLC, serves as the Fund's administrator (the "Administrator"). The Administrator performs services with regard to various aspects of the Fund's administrative operations. As compensation, the Fund pays the Administrator a monthly fee (accrued daily) at an annual rate of 0.07% of average daily net assets.

Under an Operating Expense Agreement with the Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of any Rule 12b-1 fees, interest, extraordinary expenses or taxes, at or below 0.85% of the average daily net assets of the Fund. Any reductions or absorptions made to the Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Operating Expense Agreement has a rolling 10-year term, extendable for one year at the end of each fiscal year.

This amount has been included with current annual management fees in the Statement of Operations and is part of the effective management fee shown. For the year ended June 30, 2000, the Manager has deferred fees of $102,349, absorbed fees of $18,503 and deferred management fees and absorbed expenses subject to recoupment of $615,400.

b. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive an annual retainer and quarterly meeting fee totaling $55,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all three Trusts advised by the Manager ($35,000 of which will be allocated to The Montgomery Funds).

3. SHARE MARKETING PLAN:

Class P shares of the Fund have adopted a Share Marketing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). Pursuant to that Rule, the Trust's Board of Trustees has approved, and the Fund has entered into, the Plan with Funds Distributor, Inc., the Fund's distributor (the "Distributor"), as the distribution coordinator for the Class P shares. Under the Plan, the Fund will pay distribution fees to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to its Class P shares to reimburse the Distributor for its distribution costs with respect to that class (the "Class").

The Plan provides that the Distributor may use the distribution fees received from the Class to pay for the distribution expenses of that Class, including, but not limited to, (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to the Manager or any other broker-dealer or financial institution that engages in the distribution of that Class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that Class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct-mail promotions and television, radio, newspaper, magazine and other mass media advertising for that Class; (ii) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective investors in that Class;

--------------------------
     THE MONTGOMERY
          FUNDS
--------------------------
          NOTES
--------------------------
 TO FINANCIAL STATEMENTS

(iii) costs involved in preparing, printing and distributing sales literature pertaining to the Fund and that Class; and (iv) costs involved in obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable with respect to the distribution of that Class. Distribution fees are accrued daily, paid monthly and charged as expenses of the Class P shares, as accrued.

4. SECURITIES TRANSACTIONS:

A. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended June 30, 2000, were $8,900,712 and $26,671,506, respectively.

B. At June 30, 2000, tax cost was $8,404,100, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income-tax purposes were $1,026,743 and $665,934, respectively.

C. Under an unsecured Revolving Credit Agreement with Deutsche Bank, New York, the Fund, along with other funds of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III, may for one year starting August 13, 1999, borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value, provided that the aggregate principal amount of outstanding loans under the agreement to all Funds does not exceed $175,000,000. The Fund pays its pro rata share of the quarterly commitment fee of 0.08% per annum of the unutilized credit line balance. For the year ended June 30, 2000, borrowings by the Fund under the agreement were as follows:

Amount Outstanding         Average Amount         Maximum               Average                               Average Debt
   at 6/30/00               Outstanding       Debt Outstanding       Interest Rate      Average Shares          per Share
--------------------------------------------------------------------------------------------------------------------------
       --                     $19,945           $2,400,000             5.56%              1,058,228            $0.02


D. Under an agreement with Chase Manhattan Bank, the Fund has the ability to lend securities to approved brokers, dealers and other financial institutions. Loans of portfolio securities are collateralized by cash. The cash collateral received is invested in short-term securities at the discretion of the custodian. A portion of the income generated by the investments of the collateral, net of any rebates paid by Chase to borrowers, is remitted to Chase, as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk in the event that investment collateral is not sufficient to meet obligations due on the loans.


At June 30, 2000, the Fund had no securities on loan. Income earned from securities lending transactions is included in securities lending income on the Statement of Operations.

5. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the periods indicated below were:

                                                                             EQUITY INCOME FUND
                                                               YEAR ENDED 6/30/00                             YEAR ENDED 6/30/99
R SHARES:                                                    SHARES        DOLLARS                          SHARES        DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
Sold                                                        707,254    $  10,320,979                       857,982    $  18,361,775
Issued as reinvestment of dividends                         154,795        2,295,464                       190,128        3,407,582
Redeemed                                                 (1,799,754)     (27,903,105)                   (1,845,907)     (35,994,823)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                    (937,705)     (15,286,662)                     (797,797)     (14,225,466)
------------------------------------------------------------------------------------------------------------------------------------


P SHARES:                                                    SHARES        DOLLARS                          SHARES        DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
Sold                                                        230,735     $  3,380,061                        60,646     $  1,085,025
Issued as reinvestment of dividends                          31,752          469,471                        16,390          294,403
Redeemed                                                   (240,472)      (3,480,780)                      (57,061)       1,029,003)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                      22,015          368,752                        19,975          350,425
------------------------------------------------------------------------------------------------------------------------------------

                                                      --------------------------
                                                           MONTGOMERY EQUITY
                                                              INCOME FUND
                                                      --------------------------
                                                              INDEPENDENT
                                                           AUDITORS' REPORT
                                                      --------------------------

TO THE BOARD OF TRUSTEES AND THE SHAREHOLDERS OF THE MONTGOMERY EQUITY INCOME FUND (A SERIES OF THE MONTGOMERY FUNDS):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Montgomery Equity Income Fund (a portfolio of The Montgomery Funds, the "Fund") at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

The financial highlights of the Fund for the periods preceding July 1, 1997 were audited by other independent accountants whose report dated August 8, 1997 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
San Francisco, CA
August 18, 2000

--------------------------
     THE MONTGOMERY
          FUNDS
--------------------------
     TAX INFORMATION
--------------------------
       (UNAUDITED)

In accordance with the Code, the Fund is designating $2,125,994 as long-term capital gain dividends.

The Fund is designating 100.00% of distributions made from net investment income, as stated in these financial statements, as net investement income dividends that qualify for the dividends received deduction with regard to the Fund's corporate shareholders.

12